[LIBERTY LOGO]

         2000 Annual Report



         Liberty Variable Investment Trust

         SteinRoe Variable Investment Trust

         Liberty Wanger Variable Investment Trust

PRESIDENT'S MESSAGE

Liberty Variable Investment Trust

Stein Roe Variable Investment Trust

Dear Shareholder:

The year ended December 31, 2000 was an eventful one marked by extreme volatility in markets all over the world. The U.S. economy saw all kinds of weather, beginning the year in the throes of unprecedented growth and ending on a slow down that promises to continue into 2001. The Federal Reserve Board's (Fed's) efforts to maintain control over its unwieldy charge have shown signs of success, as interest rate hikes have not only stemmed the manic growth that characterized the first part of the year, but have reversed the tide and guided the economy into a slowdown. In order to control the speed of the economic decline and achieve the "soft landing" it sought, the Fed actually lowered interest rates in January 2001.

This unflagging growth that characterized the first months of 2000 leveled out near March, as technology and telecommunications declined and investors turned to more traditionally stable market elements. Though the economy showed some signs of slowing in late spring and summer, the Fed maintained elevated interest rate levels, raising concern among investors that companies would find themselves unprepared for the higher cost of doing business. With investors turning away from the volatile technology and telecommunications sectors, previously overlooked and undervalued stocks advanced, and most growth stocks declined.

Toward the end of the period, the economy slowed and the Fed was finally able to witness the fruits of its labor. With interest rates falling and fears of a recession beginning to surface, it appears as though the market is headed in yet another direction, a rather fitting end to an incredibly volatile year.

The bumpy ride was not limited to domestic markets. The international picture during the period also proved to be rather volatile. With the introduction and subsequent decline of the euro in comparison with the U.S. dollar, U.S. investors in European stocks saw the value of their investments dwindle. However, this trend also led to a number of favorable developments in the European market which favor the long-term picture for European equity investments. Tensions in the Mideast could offset the effect of a slowing economy on previously unstable oil prices, creating an atmosphere of uncertainty. In Japan, struggles continue on both the economic and political fronts.

It is times like these, when market sectors seem to be turning on a dime and stocks are coming quickly into favor and falling just as quickly out, that we must remember the value of investing for the long term. Although it is important to keep abreast of the current economic climate, it is also important to maintain perspective and to remember that the riding out the peaks and valleys is a key component of the long-term investment approach.

In the pages that follow, you will find the December 31, 2000 annual report for Liberty Variable Investment Trust, Stein Roe Variable Investment Trust, and, a new addition, Liberty Wanger Variable Investment Trust. I encourage you to read the information in these pages, and to maintain an active interest in the performance of your variable annuity investment.

Sincerely,

/s/ Stephen E. Gibson
---------------------
    Stephen E. Gibson
    President
    February 14, 2001

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust
Liberty Wanger Variable Investment Trust
--------------------------------------------------------------------------------

                                                                                    AVERAGE ANNUAL RETURN %
                                                                                        AS OF 12/31/00
                                                                          -------------------------------------------
                         FUND NAME                            INCEPTION   1 YEAR   3 YEAR   5 YEAR   10 YEAR    LIFE
---------------------------------------------------------------------------------------------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
Colonial Global Equity Fund, Variable Series -- A shares(1)     6/1/00    (15.70)     --       --        --     (3.25)
Colonial Global Equity Fund, Variable Series -- B shares        6/1/99    (15.79)     --       --        --     (3.32)
Colonial High Yield Securities Fund, Variable Series -- A      5/19/98    (6.89)      --       --        --     (3.05)
Colonial International Fund for Growth, Variable Series -- A    5/1/94    (18.47)   8.99     5.75        --      4.20
Colonial International Fund for Growth, Variable
  Series -- B(2)                                                6/1/00    (18.47)   8.99     5.75        --      4.20
Colonial International Horizons Fund, Variable
  Series -- A(1)                                                6/1/00    (19.17)     --       --        --      0.27
Colonial International Horizons Fund, Variable Series -- B      6/1/99    (19.25)     --       --        --      0.20
Colonial Small Cap Value Fund, Variable Series -- A            5/19/98    18.88       --       --        --      3.58
Colonial Strategic Income Fund, Variable Series -- A            7/5/94     0.16     2.63     5.31        --      6.98
Colonial U.S. Growth and Income Fund, Variable Series -- A      7/5/94     3.60    11.71    17.57        --     18.69
Crabbe Huson Real Estate Investment Fund, Variable
  Series -- A(1)                                                6/1/00    16.33(3)    --       --        --      0.17
Liberty All-Star Equity Fund, Variable Series -- A            11/17/97     6.35    11.04       --        --     10.87
Liberty Newport Japan Opportunities Fund, Variable
  Series -- A                                                  5/30/00    (29.67)(3)    --     --        --    (29.67)(3)
Liberty S&P 500 Index Fund, Variable Series -- A               5/30/00    (5.29)(3)    --      --        --     (5.29)(3)
Liberty Select Value Fund, Variable Series -- A                5/30/00    11.38(3)    --       --        --     11.38(3)
Liberty Value Fund, Variable Series -- A                        7/1/93    16.43    10.95    15.73        --     14.79
Newport Tiger Fund, Variable Series -- A                        5/1/95    (15.63)   9.87     0.40        --      2.86
Rydex Financial Services Fund, Variable Series -- A            5/30/00    21.88(3)    --       --        --     21.88(3)
Rydex Heath Care Fund, Variable Series -- A                    5/30/00    18.50(3)    --       --        --     18.50(3)
Stein Roe Global Utilities Fund, Variable Series -- A           7/1/93    (13.20)   9.73    12.63        --     10.81
Stein Roe Global Utilities Fund, Variable Series -- B(2)        6/1/00    (13.31)   9.68    12.60        --     10.79
---------------------------------------------------------------------------------------------------------------------
STEINROE VARIABLE INVESTMENT TRUST
Stein Roe Balanced Fund, Variable Series -- A                   1/1/89    (1.02)    7.84    11.10     11.95     11.67
Stein Roe Growth Stock Fund, Variable Series -- A               1/1/89    (12.02)  15.51    19.84     18.11     17.36
Stein Roe Mortgage Securities Fund, Variable Series -- A        1/1/89    10.83     6.16     6.44      7.21      7.82
Stein Roe Small Company Growth Fund, Variable Series -- A       1/1/89    (5.36)    5.03     9.66     14.35     13.47
Stein Roe Small Company Growth Fund, Variable Series -- B(2)    6/1/00    (5.51)    4.97     9.62     14.33     13.46
Stein Roe Money Market Fund, Variable Series                    1/1/89     6.05     5.32     5.23      4.75      5.36
---------------------------------------------------------------------------------------------------------------------
LIBERTY WANGER VARIABLE INVESTMENT TRUST
Wanger Foreign Forty, Variable Series                           2/2/99    (1.58)      --       --        --     36.32
Wanger International Small Cap, Variable Series                 5/3/95    (27.84)  23.86    19.84        --     23.62
Wanger Twenty, Variable Series                                  2/2/99     9.45       --       --        --     22.28
Wanger U.S. Small Cap, Variable Series                          5/3/95    (8.16)    7.67    18.82        --     19.52
---------------------------------------------------------------------------------------------------------------------

(1) Class A shares (newer class shares) performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class B share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class B shares and the newer class shares.

(2) Class B shares (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A shares and the newer class shares.

(3) For funds not in existence as of the beginning of the calendar year, the return is since inception.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
Liberty Variable Investment Trust
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' DISCUSSIONS:
  Colonial Global Equity Fund, Variable Series..............      1
  Colonial High Yield Securities Fund, Variable Series......     12
  Colonial International Fund for Growth, Variable Series...     26
  Colonial International Horizons Fund, Variable Series.....     39
  Colonial Small Cap Value Fund, Variable Series............     51
  Colonial Strategic Income Fund, Variable Series...........     64
  Colonial U.S. Growth and Income Fund, Variable Series.....     80
  Crabbe Huson Real Estate Investment Fund, Variable
     Series.................................................     90
  Liberty All-Star Equity Fund, Variable Series.............     99
  Liberty Newport Japan Opportunities Fund, Variable
     Series.................................................    110
  Liberty S&P 500 Index Fund, Variable Series...............    121
  Liberty Select Value Fund, Variable Series................    138
  Liberty Value Fund, Variable Series.......................    150
  Newport Tiger Fund, Variable Series.......................    161
  Rydex Financial Services Fund, Variable Series............    172
  Rydex Health Care Fund, Variable Series...................    181
FINANCIAL STATEMENTS:
  Colonial Global Equity Fund, Variable Series..............      3
  Colonial High Yield Securities Fund, Variable Series......     14
  Colonial International Fund for Growth, Variable Series...     28
  Colonial International Horizons Fund, Variable Series.....     41
  Colonial Small Cap Value Fund, Variable Series............     53
  Colonial Strategic Income Fund, Variable Series...........     66
  Colonial U.S. Growth and Income Fund, Variable Series.....     82
  Crabbe Huson Real Estate Investment Fund, Variable
     Series.................................................     92
  Liberty All-Star Equity Fund, Variable Series.............    101
  Liberty Newport Japan Opportunities Fund, Variable
     Series.................................................    112
  Liberty S&P 500 Fund, Variable Series.....................    123
  Liberty Select Value Fund, Variable Series................    140
  Liberty Value Fund, Variable Series.......................    152
  Newport Tiger Fund, Variable Series.......................    163
  Rydex Financial Services Fund, Variable Series............    174
  Rydex Health Care Fund, Variable Series...................    183

--------------------------------------------------------------------------------
TABLE OF CONTENTS
SteinRoe Variable Investment Trust
Liberty Wanger Variable Investment Trust
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' DISCUSSIONS:
  Stein Roe Global Utilities Fund, Variable Series..........    191
  Stein Roe Balanced Fund, Variable Series..................    202
  Stein Roe Growth Stock Fund, Variable Series..............    215
  Stein Roe Mortgage Securities Fund, Variable Series.......    224
  Stein Roe Small Company Growth Fund, Variable Series......    236
  Stein Roe Money Market Fund, Variable Series..............    248
FINANCIAL STATEMENTS:
  Stein Roe Global Utilities Fund, Variable Series..........    193
  Stein Roe Balanced Fund, Variable Series..................    204
  Stein Roe Growth Stock Fund, Variable Series..............    217
  Stein Roe Mortgage Securities Fund, Variable Series.......    226
  Stein Roe Small Company Growth Fund, Variable Series......    238
  Stein Roe Money Market Fund, Variable Series..............    250
LIBERTY WANGER VARIABLE INVESTMENT TRUST....................
  Performance Reviews.......................................    262
  Financial Statements......................................    272

                Must be preceded or accompanied by a prospectus.
                      Liberty Funds Distributor, Inc. 2/01

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

   Colonial Global Equity Fund, Variable Series, seeks long-term growth by investing primarily in global equity securities.

   Charles R. Roberts and Erik P. Gustafson are co-portfolio managers of the Fund. Mr. Roberts and Mr. Gustafson are senior vice presidents of Colonial Management Associates, Inc.

INVESTORS SEEK STABILITY

  The 12-month period ended December 31, 2000 was characterized by volatility and instability in many sectors of the global market, most notably in technology and telecommunications. Strong leaders through the first months of 2000, these issues dropped significantly in March as investors traded what they felt to be unsustainable earnings growth for the security of companies with solid growth at steady, albeit slower, rates. As the year progressed, technology and telecommunications stocks continued to slide, leaving the field open for more reasonably valued issues.

FOREIGN MARKETS FACE CHALLENGES

  Challenges in foreign markets also made up an important piece of the global investment picture during the period. With the release in January and the subsequent decline of the euro, European markets struggled through much of the period, and investors saw the value of their European holdings decline steadily. However, this decline helped boost GDP growth in Europe as it greatly benefited exporters and global companies such as Heineken. In addition, the emergence of the new currency has also paved the way for a number of fundamental changes that should be positive for Europe in the long run. These include declining corporate taxes, European pension reform, and increased cross-border competition. Indeed, as the Euro began recovering during the fourth quarter, gaining 7% against the dollar, and oil prices began to decline from recent highs, the economic picture in Europe showed signs of becoming brighter.

  Although Japan is still reaping the results of recent struggles, the Japanese economy posted positive growth in the last three quarters. The double-digit rise in corporate profits has fueled significant increases in capital spending, resulting in five consecutive quarters of production growth. Wages have improved steadily. Consumption has bottomed, with the consumer starting to show signs of life. However, the market has not yet reflected this improving economic scenario, and many Japanese issues continued to decline during the period.

A POSITIVE OUTLOOK

  We remain very positive on Europe for the long term. In 2000, the weak European stock market and depreciating euro overshadowed some positive events in Europe. One of the most surprising was the tax cuts. Early in 2000, Germany initiated the biggest tax-cutting package since the Second World War. These tax cuts will begin coming into effect in 2001. France and Italy have also announced tax cuts. Austria, Belgium and Portugal are considering tax cuts. Cross border competition and acquisitions are also picking up speed as evidenced by Vodafone's (not in portfolio) acquisition of Germany's national champion, Mannesmann. This was the first ever successful hostile foreign takeover of a German company. Headway is also being made on pension reform. Italy, Germany and the Nordic countries have also made strides toward introducing a private sector solution to the long-term under funding problem facing state pension systems. These structural changes greatly improve Europe's long-term growth potential. In addition, a growing equity culture and improving IPO market make Europe a more investor friendly place going forward and this should boost stock prices.

  Japan is, in our opinion, on a gradual path towards economic recovery. The economy is expected to grow 1.5% in the year ending March 31, 2001 compared to flat growth in 1999. While exports will slow along with global trade, the local consumer is spending. Retail sales were up in November year-over-year for the first time since 1997. A surge in IT investment helped produce over one million new jobs in the second half of the year.

  Our strategy focuses first on sound and growing industries. We are currently thinking about boosting the technology and telecommunications weight as these stocks benefit from declining interest rates in the US and our current weightings in these sectors are at benchmark level. Also, the valuations of many of the stocks in these sectors are looking reasonable again, unlike the valuations of some of the healthcare stocks. We will continue to focus on those companies which boast quality management, strong balance sheets, and predictable earnings growth.

  International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions as well as by currency fluctuations.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                            CLASS A(1)       CLASS B
-----------------------------------------------------------------------
Inception date                              6/1/00            6/1/99
Net Asset Value per share 12/31/00             $9.45           $9.44
Net Asset Value per share 12/31/99               N/A           11.21
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                            CLASS A(1)       CLASS B
1 year                                        (15.70)%        (15.79)%
Life of Fund                                   (3.25)%         (3.32)%
-----------------------------------------------------------------------

                                                                                                        CHANGE IN VALUE
                                                                                                          OF A $10,000
                                                                                                           INVESTMENT
                                                                                                       6/1/99 - 12/31/00
                                                                              -------------------------------------------
                                                                              Class A(1)                     $9,490
                                                                              -------------------------------------------
                                                                              Class B                        9,480
                                                                              -------------------------------------------

     CHANGE IN VALUE OF A $10,000 INVESTMENT: COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES CLASS A SHARES(1) VS. MSCI WORLD GDP INDEX AND S&P 500 INDEX

                             6/1/1999 - 12/31/2000

                                                 COLONIAL GLOBAL EQUITY
                                                  FUND, VARIABLE SERIES
                                                         CLASS A              MSCI WORLD GDP INDEX            S&P 500 INDEX
                                                 ----------------------       --------------------            -------------
                                                         10000.0                     10000.0                     10000.0
6/99                                                     10450.0                     10553.0                     10465.0
7/99                                                     10299.5                     10224.8                     10432.6
8/99                                                     10169.8                     10173.7                     10412.7
9/99                                                     10010.1                     9894.92                     10310.7
10/99                                                    10250.3                     10521.3                     10844.8
11/99                                                    10510.7                     10734.8                     11148.4
12/99                                                    11258.0                     11366.1                     12049.2
1/00                                                     10676.0                     10795.5                     11357.6
2/00                                                     11057.1                     10591.5                     11387.1
3/00                                                     11539.2                     11627.3                     12172.8
4/00                                                     11167.6                     11277.3                     11656.7
5/00                                                     10685.2                     11046.1                     11360.6
6/00                                                     10926.7                     11317.9                     11741.2
7/00                                                     10746.4                     11141.3                     11409.0
8/00                                                     11409.4                     11833.2                     11778.6
9/00                                                     10635.9                     11208.4                     11150.8
10/00                                                    10244.5                     11161.3                     10962.3
11/00                                                    9259.97                     10281.8                     10318.9
12/00                                                    9489.58                     10332.2                     10450.9

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) World GDP Index is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class A share (newer class shares) performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class B share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class B shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                    SHARES         VALUE
                                  -----------   -----------
COMMON STOCKS--84.6%
BANKS--3.3%
BANKS
Banco Itau SA, Preference
  Shares........................     865,500    $   82,112
BNP Paribas SA .................         677        59,638
Grupo Financiero Banamex
  Accival, SA (a)...............      63,300       103,965
HSBC Holdings PLC...............       4,600        67,743
                                                ----------
                                                   313,458
                                                ----------
CAPITAL GOODS--2.1%
INDUSTRIAL CONGLOMERATES
General Electric Co. ...........       4,100       196,544
                                                ----------
CONSUMER DURABLES & APPAREL--3.9%
APPAREL & ACCESSORIES--0.7%
Christian Dior SA...............       1,500        72,145
                                                ----------
CONSUMER ELECTRONICS--3.2%
Philips Electronics NV..........       3,120       114,700
Sony Corp. .....................       2,690       185,631
                                                ----------
                                                   300,331
                                                ----------
DIVERSIFIED FINANCIALS--5.1%
CONSUMER FINANCE--0.6%
Promise Co., Ltd. ..............         800        56,604
                                                ----------
DIVERSIFIED FINANCIAL SERVICES--4.5%
Citigroup, Inc. ................       6,000       306,375
International Nederlanden
  Groep.........................       1,500       120,237
                                                ----------
                                                   426,612
                                                ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES--4.1%
INTEGRATED TELECOMMUNICATIONS SERVICES
COLT Telecom Group PLC (a)......       4,200        90,424
Korea Telecom Corp., ADR........       1,500        46,500
Nippon Telegraph & Telephone
  Corp. ........................           9        64,701
Telefonica de Espana, ADR.......       2,300       115,000
Telefonos de Mexico SA..........      34,800        78,137
                                                ----------
                                                   394,762
                                                ----------
ENERGY--1.9%
INTEGRATED OIL & GAS--1.2%
Compagnie Francaise de Petroleum
  Total.........................         350        52,233
Conoco, Inc., Class B...........       2,082        60,248
                                                ----------
                                                   112,481
                                                ----------
OIL & GAS EQUIPMENT & SERVICES--0.7%
Schlumberger Ltd. ..............         900        71,944
                                                ----------
FOOD & DRUG RETAILING--0.8%
FOOD RETAIL
Carrefour SA....................       1,150        72,484
                                                ----------

                                    SHARES         VALUE
                                  -----------   -----------
HOUSEHOLD & PERSONAL PRODUCTS--2.0%
HOUSEHOLD PRODUCTS--1.5%
Kao Corp. ......................       5,000    $  145,004
                                                ----------
PERSONAL PRODUCTS--0.5%
L'Oreal SA......................         565        48,600
                                                ----------
INSURANCE--7.3%
INSURANCE BROKERS--2.9%
Marsh & McLennan Companies,
  Inc. .........................       2,400       280,800
                                                ----------
MULTI-LINE INSURANCE--3.7%
American International Group,
  Inc. .........................       2,650       261,191
AXA.............................         660        95,760
                                                ----------
                                                   356,951
                                                ----------
REINSURANCE--0.7%
Muenchener Rueckversicherungs-
  Gesellschaft AG, Registered
  Shares........................         174        62,294
                                                ----------
MEDIA--2.6%
BROADCASTING & CABLE--1.1%
Grupo Televisa SA GDR (a).......       2,300       103,356
                                                ----------
MOVIES & ENTERTAINMENT--1.5%
Viacom, Inc., Class B (a).......       3,000       140,250
                                                ----------
OTHER--0.7%
Autostrade Spa..................      10,136        67,038
                                                ----------
PHARMACEUTICALS & BIOTECHNOLOGY--9.7%
PHARMACEUTICALS
Altana AG.......................         305        48,247
Aventis SA......................         531        46,776
Merck & Co., Inc. ..............       1,700       159,162
Novartis........................          55        97,721
Pfizer, Inc. ...................       5,850       269,100
Pharmacia Corp. ................       2,890       176,290
Sanofi-Synthelabo SA............       1,055        70,572
Takeda Chemical Industries
  Ltd. .........................       1,000        59,050
                                                ----------
                                                   926,918
                                                ----------
REAL ESTATE--0.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT
Cheung Kong (Holdings) Ltd. ....       5,000        63,945
                                                ----------
RETAILING--1.9%
GENERAL MERCHANDISE STORES
Wal-Mart Stores, Inc. ..........       3,400       180,625
                                                ----------
SOFTWARE & SERVICES--2.5%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.8%
SunGard Data Systems, Inc.
  (a)...........................       3,600       169,650
                                                ----------
SYSTEMS SOFTWARE--0.7%
Microsoft Corp. (a).............       1,500        65,250
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                    SHARES         VALUE
                                  -----------   -----------
TECHNOLOGY HARDWARE & EQUIPMENT--17.5%
COMPUTER HARDWARE--2.6%
International Business Machines
  Corp. ........................       1,200    $  102,000
Sun Microsystems, Inc. (a)......       5,400       150,525
                                                ----------
                                                   252,525
                                                ----------
COMPUTER STORAGE & PERIPHERALS--2.7%
EMC Corp. (a)...................       3,900       259,350
                                                ----------
NETWORKING EQUIPMENT--2.0%
Cisco Systems, Inc. (a).........       4,950       189,337
                                                ----------
OFFICE ELECTRONICS--1.1%
Canon, Inc. ....................       3,000       104,822
                                                ----------
SEMICONDUCTORS--4.0%
Murata Manufacturing Co.,
  Ltd. .........................       1,000       117,051
Taiwan Semiconductor
  Manufacturing Co., Ltd., ADR
  (a)...........................       7,100       122,475
Texas Instruments, Inc. ........       3,000       142,125
                                                ----------
                                                   381,651
                                                ----------
TELECOMMUNICATIONS EQUIPMENT--5.1%
Alcatel (a).....................       2,100       119,700
Nokia Oyj (a)...................       5,900       264,038
Telefonakteibolaget LM Ericsson,
  ADR...........................       9,500       106,281
                                                ----------
                                                   490,019
                                                ----------
UTILITIES--15.2%
ELECTRIC UTILITIES--4.4%
AES Corp. (a)...................       5,100       282,412
Endesa SA.......................       4,288        73,325
Scottish Power PLC..............       8,714        68,920
                                                ----------
                                                   424,657
                                                ----------
GAS UTILITIES--7.1%
Dynegy Inc. ....................       6,100       341,981
Kinder Morgan, Inc. ............       6,400       334,000
                                                ----------
                                                   675,981
                                                ----------
MULTI-UTILITIES--3.7%
Enron Corp. ....................       4,200       349,125
                                                ----------
WIRELESS TELECOMMUNICATION SERVICES--3.3%
WIRELESS TELECOMMUNICATION SERVICES
SK Telecom Co. Ltd. ADR.........       2,600        61,262
Vodafone AirTouch PLC...........      71,237       250,115
                                                ----------
                                                   311,377
                                                ----------
TOTAL COMMON STOCKS (cost of $8,026,681)
  (b)........................................    8,066,890
                                                ----------

                                    PAR           VALUE
                                ------------   ------------
SHORT-TERM OBLIGATION--21.8%
Repurchase agreement with SBC
  Warburg Ltd., dated 12/29/00,
  due 01/02/01 at 6.000%,
  collateralized by US Treasury
  Notes with various maturities
  to 2028, market value
  $2,116,801 (Repurchase
  proceeds $2,078,385).........  $2,077,000     $2,077,000
                                                ----------
OTHER ASSETS AND LIABILITIES, NET--(6.4)%...      (609,949)
                                                ----------
NET ASSETS--100%............................    $9,533,941
                                                ==========

(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

SUMMARY OF SECURITIES                                 % OF TOTAL
BY COUNTRY                                VALUE       INVESTMENTS
---------------------                   ----------    -----------
United States                           $5,043,158        62.5
Japan                                      732,863         9.1
France                                     637,908         7.9
United Kingdom                             409,459         5.1
Finland                                    264,038         3.3
Netherlands                                234,937         2.9
Mexico                                     182,102         2.3
Hong Kong                                  131,688         1.6
Germany                                    110,541         1.4
Switzerland                                 97,721         1.2
Brazil                                      82,112         1.0
Spain                                       73,325         0.9
Italy                                       67,038         0.8
                                        ----------       -----
                                        $8,066,890       100.0%
                                        ----------       -----

                      ACRONYM               NAME
                      -------               ----
                        ADR
                                 American Depositary Receipt
                        GDR
                                 Global Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $8,026,681)..............    $ 8,066,890
Short-term obligations......................................      2,077,000
Cash (including foreign currencies).........................             29
Receivables:
  Dividends, tax reclaims and interest......................          6,252
  Fund shares sold..........................................         57,807
Other assets................................................          1,769
                                                                -----------
     TOTAL ASSETS...........................................     10,209,747
                                                                -----------
LIABILITIES:
Payables:
  Investments purchased.....................................        630,293
  Fund shares repurchased...................................            356
  To Manager................................................         11,792
Accrued liabilities:
  Management fee............................................          7,984
  Distribution fee--Class B.................................            763
  Bookkeeping fee...........................................          2,219
  Transfer Agent fee........................................            625
  Other expenses............................................         20,419
Other liabilities...........................................          1,355
                                                                -----------
     TOTAL LIABILITIES......................................        675,806
                                                                -----------
NET ASSETS..................................................    $ 9,533,941
                                                                ===========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $10,544,497
  Accumulated net investment loss...........................        (16,255)
  Accumulated net realized loss on investments..............     (1,034,493)
  Net unrealized appreciation on investments and foreign
     currency translations..................................         40,192
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $ 9,533,941
                                                                ===========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................           $918
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........             97
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A..........................          $9.45
                                                                ===========
NET ASSETS APPLICABLE TO CLASS B SHARES.....................     $9,533,023
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........      1,009,993
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B..........................          $9.44
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $    69,376
Dividends...................................................         96,523
                                                                -----------
     Total investment income (net of foreign taxes withheld
      at source which amounted to $6,830)...................        165,899
                                                                -----------
EXPENSES:
  Management fee............................................         89,670
  Distribution fee--Class B.................................         23,603
  Bookeeping fee............................................         27,000
  Transfer Agent fee........................................          7,500
  Audit fee.................................................         12,596
  Reports to shareholders...................................            994
  Trustees' expense.........................................          5,846
  Custodian fee.............................................         10,137
  Legal fee.................................................          1,567
  Miscellaneous expense.....................................          2,123
                                                                -----------
     Total expenses.........................................        181,036
                                                                -----------
Less:
  Expense reimbursable by Manager...........................        (48,980)
                                                                -----------
Net expenses................................................        132,056
                                                                -----------
Net investment income.......................................         33,843
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments and foreign currency
     transactions...........................................     (1,080,508)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........       (690,577)
                                                                -----------
Net decrease in net assets resulting from operations........    $(1,737,242)
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                    YEAR           PERIOD
                                                                   ENDED           ENDED
                                                                DECEMBER 31,    DECEMBER 31,
                                                                   2000**          1999*
                                                                ------------    ------------
OPERATIONS:
  Net investment income.....................................    $    33,843      $   19,104
  Net realized loss on investments and foreign currency
     transactions...........................................     (1,080,508)         (2,394)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........       (690,577)        730,769
                                                                -----------      ----------
Net increase (decrease) in net assets resulting from
  operations................................................     (1,737,242)        747,479
                                                                -----------      ----------
DISTRIBUTIONS DECLARED:
  From net investment income--Class B.......................             --         (27,304)
  From net realized gains on investments--Class B...........             --            (894)
                                                                -----------      ----------
Total distributions.........................................             --         (28,198)
                                                                -----------      ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................          1,000              --
                                                                -----------      ----------
  Proceeds from fund shares sold--Class B...................      6,156,098       6,617,664
  Cost of fund shares repurchased--Class B..................     (2,169,432)        (81,626)
  Distributions reinvested--Class B.........................             --          28,198
                                                                -----------      ----------
                                                                  3,986,666       6,564,236
                                                                -----------      ----------
Net increase in net assets resulting from fund share
  transactions..............................................      3,987,666       6,564,236
                                                                -----------      ----------
Total increase in net assets................................      2,250,424       7,283,517
NET ASSETS:
  Beginning of year.........................................      7,283,517              --
                                                                -----------      ----------
  End of year...............................................    $ 9,533,941      $7,283,517
                                                                ===========      ==========
Accumulated overdistributed net investment income included
  in ending net assets......................................    $   (16,255)     $   (9,302)
                                                                ===========      ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................             97              --
                                                                ===========      ==========
  Shares sold--Class B......................................        568,502         654,515
  Shares repurchased--Class B...............................       (208,050)         (7,575)
  Distributions reinvested--Class B.........................             --           2,601
                                                                -----------      ----------
                                                                    360,452         649,541
                                                                ===========      ==========

 * For period from the commencement of operations, June 1, 1999 to December 31, 1999.
** Class A Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Global Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in global equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.15% annually. This arrangement may be terminated by the Manager at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $10,172,357 and $6,586,950, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation     $ 1,122,619
Gross unrealized depreciation      (1,082,410)
                                  -----------
  Net unrealized appreciation     $    40,209
                                  ===========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2008        $370,000

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial Global Equity Fund, Variable Series--Class A and Class B Shares
--------------------------------------------------------------------------------

                                                                 PERIOD       YEAR         PERIOD
                                                                 ENDED       ENDED         ENDED
                                                                DECEMBER    DECEMBER    DECEMBER 31,
                                                                2000***       2000        1999****
                                                                --------    --------    ------------
                                                                CLASS A             CLASS B
                                                                --------    ------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $ 10.64     $ 11.21        $10.00
                                                                -------     -------        ------
Net investment income (a)...................................       0.04        0.04          0.04
Net realized and unrealized gain (loss) on investments......      (1.23)      (1.81)         1.22
                                                                -------     -------        ------
Total from investment operations............................      (1.19)      (1.77)         1.26
                                                                -------     -------        ------
Less distributions:
  From net investment income................................         --          --         (0.05)
                                                                -------     -------        ------
Net asset value, end of year................................    $  9.45     $  9.44        $11.21
                                                                =======     =======        ======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................     (11.18)%**  (15.79)%       12.57%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................    $     1     $ 9,533        $7,284
Ratio of expenses to average net assets (e).................       1.15%*      1.40%         1.40%*
Ratio of net investment income to average net assets (e)....       0.61%*      0.36%         0.55%*
Expenses waived or reimbursed by the Manager (e)............       0.52%*      0.52%         0.83%*
Portfolio turnover ratio....................................         75%**       75%            1%**

  * Annualized.

 ** Not annualized.

 *** Class A Shares were initially offered on June 1, 2000.

**** For the period from commencement of operations June 1, 1999 to December 31, 1999.

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial Global Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Equity Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Colonial High Yield Securities Fund, Variable Series, seeks current income and total return.

   Carl C. Ericson and Scott B. Richards are portfolio co-managers of Colonial High Yield Securities Fund, Variable Series. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. (CMA) and director of the Taxable Fixed Income Department. Mr. Richards is a senior vice president of CMA.

A TOUGH YEAR FOR HIGH YIELD

  The year ended December 31, 2000 was a tough period for the high yield bond market as returns were negative and the spread between high yield securities and U.S. Treasuries widened dramatically. This widening spread was caused by numerous events within the market--the number of high yield defaults increased, many high yield bonds were down-graded by ratings agencies, and trading liquidity was significantly impaired by the consolidation of some of the largest bond market underwriters. In addition, the high degree of outflows from high yield funds throughout the year created relentless selling pressure in the market.

CREDIT INTENSIVE STYLE "OUT OF FAVOR"

  The Fund had a disappointing year, largely because its aggressive credit-intensive style was out of favor. Our focus on B-rated securities within the high yield universe worked against us in 2000 as that sector significantly underperformed the higher quality BB sector.

  The Fund does not use cash to time the market, and was fully invested in high yield securities throughout the year. In a strong high yield market, this policy can significantly improve performance. However, the last 12 months were extremely difficult for high yield bonds, and the Fund's performance suffered as a result.

STRATEGY FOCUSED ON FUNDAMENTALS

  We initiated several actions which contributed positively to the Fund's performance in 2000. Early in the year, we upgraded the quality of the portfolio slightly, increasing our weighting in BB-rated bonds (typically in the 2-3% range) to over 10%. Trading became extremely expensive during the period, so we decreased turnover in the portfolio and maintained a long-term buy and hold strategy. We also increased diversification in the portfolio, enhancing our ability to trade in a market that experienced weak trading liquidity. Most importantly, throughout the period, we upheld our fundamental approach to research. We increased our research staff and instituted additional procedures to assure continued quality in the portfolio, all of which helped us to avoid major credit problems and maintain a lower-than-industry-average default rate.

PERFORMANCE OF PORTFOLIO HOLDINGS WAS MIXED

  Despite difficult conditions in the high yield market, we were able to find ways to buoy the Fund's performance. We held an above-average weighting in the energy industry, which experienced relatively strong performance as a result of increased energy prices. We were underweighted in several poorly-performing sectors such as automotive, retail, and textiles. We also owned certain individual issues, such as the paper-packaging company Repap (1.0% of net assets), which rebounded strongly during the year.

  Unfortunately, we participated in several industries that suffered this year (for example, telecommunications, steel and metals). Many of our holdings also experienced price declines in sympathy with the high yield market due to market conditions, even though their individual operations performed at or above expectation. In some cases, this was a year of avoiding disasters. We sold many securities early in the year that turned out to be worth far less at the end of the year.

ENCOURAGING SIGNS FOR THE FUTURE

  Our outlook for the high yield market is very optimistic. With yield spreads at these historically high levels, investors are being compensated for a very high level of credit risk. At year-end, the average price of high yield bonds was also greatly discounted (averaging more than 20% below par value), which provides an opportunity for capital appreciation and a cushion against future declines.

  Signs of recovery began to surface in early December. Companies have begun to buy back their own bonds at a discount to retire the debt. Historically, this type of activity has lead to a significant market rebound. The slowing of the economy has prompted the Federal Reserve to reduce interest rates once already, and there is reason to believe that further rate cuts may be forthcoming. Declining interest rates benefit the bond markets across the board, and easing of Federal Reserve policy is a particularly good sign for high yield bonds.

High yield investing offers the potential for high income and attractive total return, but also involves certain risks. These include credit risks associated with lower-rated bonds, changes in interest rates, and certain risks associated with foreign investments.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                              5/19/98
Net Asset Value per share 12/31/00                            $7.45
Net Asset Value per share 12/31/99                             8.85
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
1 year                                                        (6.89)%
Life of Fund                                                  (3.05)%
-----------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT: COLONIAL HIGH YIELD SECURITIES FUND,
   VARIABLE SERIES CLASS A SHARES VS. CS FIRST BOSTON GLOBAL HIGH YIELD INDEX

                             5/19/1998 - 12/31/2000

                                                               COLONIAL HIGH YIELD SECURITIES      CS FIRST BOSTON GLOBAL HIGH
                                                               FUND, VARIABLE SERIES CLASS A               YIELD INDEX
                                                               ------------------------------      ---------------------------
5/98                                                                      10000.00                           10000.00
                                                                          10050.10                           10020.90
                                                                          10169.70                           10091.00
8/98                                                                       9509.65                            9405.91
                                                                           9469.70                            9404.92
                                                                           9320.08                            9217.83
11/98                                                                      9939.87                            9685.29
                                                                           9743.06                            9662.90
                                                                           9889.21                            9753.96
2/99                                                                       9878.33                            9733.56
                                                                          10045.30                            9822.12
                                                                          10108.60                           10039.30
5/99                                                                       9930.65                            9930.84
                                                                           9930.65                            9935.81
                                                                           9972.35                            9940.79
8/99                                                                       9836.73                            9852.22
                                                                           9742.30                            9776.35
                                                                           9658.51                            9728.58
11/99                                                                      9825.61                            9860.68
                                                                           9902.25                            9980.10
                                                                           9824.02                            9940.29
2/00                                                                       9992.01                           10001.70
                                                                           9768.19                            9851.73
                                                                           9768.19                            9837.05
5/00                                                                       9678.32                            9679.57
                                                                           9756.71                            9896.51
                                                                           9834.77                            9989.53
8/00                                                                       9924.26                           10056.50
                                                                           9777.39                            9963.94
                                                                           9418.56                            9654.07
                                                                           8958.93                            9273.70
12/00                                                                      9221.34                            9460.10

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The CS First Boston Global High Yield Index
(5/31/1998 - 12/31/2000) is a broad-based, unmanaged index that tracks the performance of high-yield bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   PAR          VALUE
                                ----------   -----------
CORPORATE FIXED-INCOME BONDS & NOTES--82.5%
CONSTRUCTION--0.8%
BUILDING CONSTRUCTION
Atrium Companies, Inc., 10.500%
  5/1/09....................... $  100,000   $    82,000
Morrison Knudsen Corp., 11.500%
  7/1/10 (a)...................    120,000        89,400
                                             -----------
                                                 171,400
                                             -----------
FINANCE, INSURANCE & REAL ESTATE--2.2%
DEPOSITORY INSTITUTIONS--1.0%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06.............    200,000       194,000
                                             -----------
FINANCIAL SERVICES--1.2%
Ono Finance PLC:
  13.000% 5/1/09...............    100,000        77,000
  14.000% 7/15/10 (a)(b).......    175,000       164,876
                                             -----------
                                                 241,876
                                             -----------
MANUFACTURING--24.3%
CHEMICALS & ALLIED PRODUCTS--5.5%
Agricultural Minerals Co.,
  L.P., 10.750% 9/30/03........     75,000        45,000
Allied Waste North America,
  Inc., 10.000% 8/1/09.........    245,000       230,300
Huntsman ICI Holdings LLC, (c)
  12/31/09.....................    795,000       218,625
HydroChem Industrial Services,
  10.375% 8/1/07...............    125,000        93,750
Lyondell Chemical Co., 10.875%
  5/1/09.......................     90,000        85,050
PCI Chemicals Canada, Inc.,
  9.250% 10/15/07..............     90,000        25,200
Pioneer Americas Acquisition
  Corp., 9.250% 6/15/07........     50,000         9,000
Polymer Group, Inc., 8.750%
  3/1/08.......................     50,000        32,000
Sterling Chemicals, Inc.,
  11.750% 8/15/06..............    390,000       191,100
Terra Industries, Inc., 10.500%
  6/15/05......................    160,000       102,400
Texas Petrochemical Corp.,
  11.125% 7/1/06...............    100,000        75,000
                                             -----------
                                               1,107,425
                                             -----------

                                   PAR          VALUE
                                ----------   -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--1.6%
Ekabel Hessen GmbH, 14.500%
  9/1/10 (a)................... $   75,000   $    63,000
Flextronics International Ltd.,
  9.875% 7/1/10................     80,000        78,400
Gentek, Inc., 11.000% 8/1/09...    100,000       100,000
TransDigm, Inc.,
  10.375% 12/1/08..............    100,000        87,000
                                             -----------
                                                 328,400
                                             -----------
FABRICATED METAL--0.3%
Earle M. Jorgensen & Co.,
  9.500% 4/1/05................     50,000        40,000
Euramax International PLC,
  11.250% 10/1/06..............     40,000        25,600
                                             -----------
                                                  65,600
                                             -----------
FOOD & KINDRED PRODUCTS--2.3%
Di Giorgio Corp.,
  10.000% 6/15/07..............    250,000       209,375
Premier International Foods
  PLC, 12.000% 9/1/09..........    300,000       249,000
                                             -----------
                                                 458,375
                                             -----------
FURNITURE & FIXTURES--0.3%
Juno Lighting, Inc., 11.875%
  7/1/09.......................     75,000        57,000
                                             -----------
MACHINERY & COMPUTER EQUIPMENT--0.3%
Tritel PCS, Inc., stepped
  coupon, (12.750% 12/15/04)
  (d) 5/15/09..................    100,000        68,250
                                             -----------
MEASURING & ANALYZING INSTRUMENTS--0.3%
Envirosource, Inc.
  9.750% 6/15/03...............    300,000        60,000
                                             -----------
MISCELLANEOUS MANUFACTURING--4.9%
Actuant Corp., 13.000%
  5/1/09.......................     35,000        32,550
Alfa Lavfinance 12.125%
  11/15/10 (a)(e)..............     50,000        49,698
Blount, Inc., 13.000% 8/1/09...    225,000       174,375
Eagle-Picher Industries, Inc.,
  9.375% 3/1/08................     65,000        44,850
Koppers Industries, Inc.,
  9.875% 12/1/07...............    190,000       175,275
Owens-Illinois, Inc., 7.500%
  5/15/10......................    250,000       132,500
Polymer Group, Inc., 9.000%
  7/1/07.......................     75,000        49,500

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   PAR          VALUE
                                ----------   -----------
MISCELLANEOUS MANUFACTURING--(CONTINUED)
Special Devices, Inc., 11.375%
  12/15/08..................... $  200,000   $    40,000
Tekni-Plex, Inc.,
  12.750% 6/15/10..............    140,000       112,000
Thermadyne Holdings Corp.,
  9.875% 6/1/08................    120,000        78,000
Werner Holding Co.,
  10.000% 11/15/07.............    100,000        92,000
                                             -----------
                                                 980,748
                                             -----------
PAPER PRODUCTS--3.1%
Flowserve Corp.,
  12.250% 8/15/10..............    100,000       101,000
Gaylord Container Corp.:
  9.375% 6/15/07...............    150,000        93,000
  9.750% 6/15/07...............     50,000        32,000
Repap New Brunswick, Inc.,
  10.625% 4/15/05..............    200,000       206,000
Riverwood International Corp.,
  10.875% 4/1/08...............    225,000       203,625
                                             -----------
                                                 635,625
                                             -----------
PETROLEUM REFINING--0.4%
Benton Oil & Gas Co.:
  9.375% 11/1/07...............    110,000        64,900
  11.625% 5/1/03...............     25,000        17,250
                                             -----------
                                                  82,150
                                             -----------
PRIMARY METAL--2.5%
Algoma Steel, Inc.,
  12.375% 7/15/05..............     50,000        17,000
Kaiser Aluminum & Chemical Corp.:
  10.875% 10/15/06.............    150,000       123,000
  12.750% 2/1/03...............     80,000        52,000
Keystone Consolidated
  Industries, Inc.,
  9.625% 8/1/07................    190,000        85,500
Renco Metals, Inc.,
  11.500% 7/1/03...............     50,000         7,500
Steel Corp.,
  7.875% 2/15/09...............    100,000        89,000
WCI Steel Inc.,
  10.000% 12/1/04..............    170,000       119,000
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (f)..........    250,000         7,500
                                             -----------
                                                 500,500
                                             -----------
PRINTING & PUBLISHING--0.5%
American Lawyer Media, Inc.,
  9.750% 12/15/07..............     65,000        56,550
Cable Satisfaction
  International, Inc.,
  12.750% 3/1/10...............     70,000        49,000
                                             -----------
                                                 105,550
                                             -----------

                                   PAR          VALUE
                                ----------   -----------
RUBBER & PLASTIC--0.7%
Burke Industries, Inc.,
  10.000% 8/15/07.............. $   45,000   $    11,250
Metromedia Fiber Network, Inc.,
  10.000% 12/15/09.............    150,000       127,500
                                             -----------
                                                 138,750
                                             -----------
STONE, CLAY, GLASS & CONCRETE--0.5%
Anchor Gaming,
  9.875% 10/15/08 (a)..........     75,000        77,062
Owens-Illinois, Inc.,
  7.350% 5/15/08...............     50,000        26,500
                                             -----------
                                                 103,562
                                             -----------
TEXTILE MILL PRODUCTS--0.7%
Collins & Aikman Products Co.,
  10.000% 1/15/07..............    150,000       147,000
                                             -----------
TRANSPORTATION EQUIPMENT--0.4%
LDM Technologies, Inc.,
  10.750% 1/15/07..............    150,000        75,000
                                             -----------
MINING & ENERGY--6.0%
GOLD & SILVER MINING--0.3%
Callahan Nordrhein-Westfalen
  GmbH
  14.000% 7/15/10 (a)..........     65,000        58,500
                                             -----------
OIL & GAS EXTRACTION--4.6%
Belden & Blake Corp.,
  9.875% 6/15/07...............    100,000        83,000
HS Resources, Inc.,
  9.250% 11/15/06..............     90,000        90,450
Magnum Hunter Resources, Inc.,
  10.000% 6/1/07...............    150,000       148,313
Mariner Energy, Inc.,
  10.500% 8/1/06...............    145,000       137,025
Ocean Energy, Inc.,
  8.875% 7/15/07...............    150,000       153,750
Petsec Energy, Inc.,
  9.500% 6/15/07 (f)...........    200,000       105,000
Vintage Petroleum, Inc.,
  9.750% 6/30/09...............    200,000       210,000
                                             -----------
                                                 927,538
                                             -----------
OIL & GAS FIELD SERVICES--1.1%
Magellan Health Services, Inc.,
  9.000% 2/15/08...............    230,000       163,300
RBF Finance Co.,
  11.000% 3/15/06..............     50,000        58,000
                                             -----------
                                                 221,300
                                             -----------
RETAIL TRADE--0.6%
FOOD STORES
Partner Communications Co.,
  Ltd., 13.000% 8/15/10........    150,000       124,500
                                             -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   PAR          VALUE
                                ----------   -----------
SERVICES--10.1%
AMUSEMENT & RECREATION--5.0%
Boyd Gaming Corp.,
  9.500% 7/15/07............... $   75,000   $    66,750
Coast Hotels & Casinos, Inc.,
  9.500% 4/1/09................    100,000        96,250
Hollywood Casino Corp.,
  11.250% 5/1/07...............    190,000       195,225
Hollywood Casino Shreveport,
  13.000% 8/1/06...............    100,000       107,000
Hollywood Park, Inc.
  9.250% 2/15/07...............    250,000       250,000
Horseshoe Gaming LLC.,
  9.375% 6/15/07...............    250,000       252,500
Mohegan Tribal Gaming
  Authority,
  8.750% 1/1/09................     35,000        35,088
                                             -----------
                                               1,002,813
                                             -----------
BUSINESS SERVICES--0.2%
Interep National Radio Sales,
  Inc., 10.000% 7/1/08.........     50,000        37,000
                                             -----------
HEALTH SERVICES--3.1%
Bio-Rad Laboratories, Inc.,
  11.625% 2/15/07..............    150,000       154,500
Dynacare, Inc.,
  10.750% 1/15/06..............    130,000       122,200
InSight Health Services Corp.,
  9.625% 6/15/08...............     50,000        44,500
Tenet Healthcare Corp.,
  8.625% 1/15/07...............    300,000       308,250
                                             -----------
                                                 629,450
                                             -----------
HOTELS, CAMPS & LODGING--1.5%
MGM Mirage, Inc.,
  8.500% 9/15/10...............    180,000       185,692
Mandalay Resort Group,
  10.250% 8/1/07...............    120,000       119,100
                                             -----------
                                                 304,792
                                             -----------
OTHER SERVICES--0.3%
Intertek Finance PLC, 10.250%
  11/1/06......................    100,000        50,000
                                             -----------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY
SERVICES--38.5%
AIR TRANSPORTATION--0.9%
U.S. Air, Inc.,
  10.375% 3/1/13...............    200,000       177,000
                                             -----------
BROADCASTING--3.4%
Allbritton Communications Co.,
  9.750% 11/30/07..............    150,000       146,250
Cumulus Media, Inc.,
  10.375% 7/1/08...............     25,000        20,000

                                   PAR          VALUE
                                ----------   -----------
Fox Family Worldwide, Inc.,
  9.250% 11/1/07............... $   65,000   $    63,700
LIN Holding Corp.,
  stepped coupon, (10.000%
  3/1/03) (d) 3/1/08...........    150,000       107,250
Sinclair Broadcast Group, Inc.,
  9.000% 7/15/07...............    150,000       135,750
  10.000% 9/30/05..............    125,000       120,625
Young Broadcasting Corp.,
  11.750% 11/15/04.............    100,000       100,875
                                             -----------
                                                 694,450
                                             -----------
CABLE--10.0%
Adelphia Communications Corp.:
  8.375% 2/1/08................    150,000       127,500
  9.875% 3/1/07................    160,000       148,800
Charter Communications Holding
  LLC,
  stepped coupon, (9.920%
  4/1/04) (d) 4/1/11...........    325,000       190,937
Diamond Cable Co.,
  stepped coupon, (10.750%
  2/15/02) (d) 2/15/07.........    230,000       154,100
EchoStar DBS Corp.,
  9.250% 2/1/06................    300,000       292,500
FrontierVision Holdings LP,
  stepped coupon, (11.875%
  9/15/01) (d) 9/15/07.........    310,000       260,400
NTL, Inc.:
  11.500% 10/1/08..............    255,000       226,950
  11.875% 10/1/10 (a)..........    350,000       311,500
Northland Cable Television,
  Inc. 10.250% 11/15/07........    135,000        89,100
Telewest Communication PLC,
  stepped coupon, (11.000%
  10/01/00) (d) 10/1/07........    250,000       223,750
                                             -----------
                                               2,025,537
                                             -----------
COMMUNICATIONS--5.2%
Call-Net Enterprises, Inc.:
  8.000% 8/15/08...............     70,000        26,950
  9.375% 5/15/09...............     95,000        39,900
  stepped coupon, (10.800%
  5/15/04)
  (d) 5/15/09..................     50,000        13,500
Centennial Cellular Corp.,
  10.750% 12/15/08.............    100,000        94,000
Exodus Communications, Inc.:
  10.750% 12/15/09 (a).........    155,000       131,750
  11.625% 7/15/10..............     70.000        62,300
Grupo Iusacell SA,
  14.250% 12/1/06..............     70,000        69,650
Metrocall, Inc.,
  9.750% 11/1/07...............     25,000         6,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   PAR          VALUE
                                ----------   -----------
COMMUNICATIONS--(CONTINUED)
Spectrasite Holdings Inc.,
  10.750% 3/15/10.............. $   25,000   $    22,250
  12.500% 11/15/10 (a).........     25,000        24,813
  stepped coupon, (10.800%
  4/15/04)
  (d) 4/15/09..................    295,000       153,400
Tele1 Europe BV,
  11.875% 12/1/09 (g)..........     50,000        41,926
Time Warner Telecom LLC,
  9.750% 7/15/08...............    150,000       139,500
United Pan-Europe
  Communications N.V.,
  11.500% 2/1/10...............    235,000       152,750
Xm Satellite Radio Holdings,
  Inc., 14.000% 3/15/10........    150,000        79,500
                                             -----------
                                               1,058,189
                                             -----------
COMMUNICATIONS SERVICES--1.4%
Crown Castle International
  Corp., stepped coupon,
  (10.375% 5/15/04)
  (d) 5/15/11..................    360,000       240,300
UbiquiTel Operating Co.,
  stepped coupon, (14.000%
  4/15/05) (d) 4/15/10.........    100,000        43,500
                                             -----------
                                                 283,800
                                             -----------
ELECTRIC, GAS & SANITARY SERVICES--2.0%
AES Corp.:
  9.375% 9/15/10...............    100,000       103,000
  9.500% 6/1/09................    210,000       217,350
CMS Energy Corp.,
  9.875% 10/15/07..............     75,000        78,404
                                             -----------
                                                 398,754
                                             -----------
MOTOR FREIGHT & WAREHOUSING--0.2%
MTL, Inc.,
  10.000% 6/15/06..............     75,000        48,750
                                             -----------
RADIOTELEPHONE COMMUNICATIONS--6.7%
AirGate PCS, Inc.,
  stepped coupon, (13.500%
  10/1/04) (d) 10/1/09.........     85,000        48,875
Horizon PCS, Inc.,
  stepped coupon, (14.000%
  10/1/05) (d) 10/1/10 (a).....    145,000        59,450
Microcell Telecommunications,
  Inc.,
  stepped coupon, (14.000%
  12/1/01)
  (d) 6/1/06...................    250,000       238,750
Nextel International, Inc.:
  12.750% 8/1/10 (a)...........    250,000       205,000
  stepped coupon, (8.125%
  4/15/03)
  (d) 4/15/08..................     60,000        32,400
Nextel Partners, Inc.,
  11.000% 3/15/10..............    100,000        95,500

                                   PAR          VALUE
                                ----------   -----------
Rogers Cantel, Inc.,
  9.750% 6/1/16................ $  200,000   $   217,000
TeleCorp PCS, Inc.:
  10.625% 7/15/10..............     50,000        50,750
  stepped coupon, (11.625%
  4/15/04)
  (d) 4/15/09..................    250,000       171,250
Winstar Communications, Inc.,
  12.500% 4/15/08..............    225,000       162,000
  12.750% 4/15/10..............    110,000        77,000
                                             -----------
                                               1,357,975
                                             -----------
TELECOMMUNICATION--8.7%
Carrier 1 International SA,
  13.250% 2/15/09..............    250,000       182,500
Flag Telecom Holdings Ltd.:
  11.625% 3/30/10..............     70,000        54,600
  11.625% 3/30/10 (a)(h).......     90,000        66,139
Global Crossing Holding Ltd.:
  9.125% 11/15/06..............    100,000        95,750
  9.625% 5/15/08...............     50,000        47,500
Adelphia Business Solutions
  stepped coupon,
  (13.000% 4/15/01) (d)
  4/15/03......................     50,000        36,000
Jazztel PLC,
  13.250% 12/15/09 (b).........     50,000        30,149
  14.000% 7/15/10 (a)(b).......     60,000        37,309
KMC Telecom Holdings, Inc.,
  13.500% 5/15/09..............    100,000        29,000
Level 3 Communications, Inc.,
  10.750% 3/15/08 (a)..........    110,000        86,536
  11.000% 3/15/08..............    110,000        96,800
McLeodUSA, Inc.
  8.375% 3/15/08...............     90,000        78,750
  stepped coupon, (10.500%
  3/1/02)
  (d) 3/1/07...................    100,000        83,500
Metromedia Fiber Network, Inc.,
  10.000% 11/15/08.............     50,000        42,500
Nextel Communications, Inc.
  9.375% 11/15/09..............    100,000        93,750
  stepped coupon, (9.750%
  10/31/02)
  (d) 10/31/07.................    100,000        74,250
Nextlink Communications, Inc.,
  10.750% 6/1/09...............    250,000       206,250
RCN Corp.
  stepped coupon,
  (11.125% 10/15/02) (d)
  10/15/07.....................     50,000        18,000
Williams Communications Group,
  Inc.,
  10.875% 10/1/09..............    300,000       222,000
  11.700% 8/1/08...............     80,000        62,400
Worldwide Fiber, Inc.,
  12.000% 8/1/09...............    145,000       110,200
                                             -----------
                                               1,753,883
                                             -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   PAR          VALUE
                                ----------   -----------
TELECOMMUNICATIONS--(CONTINUED)
TOTAL CORPORATE FIXED INCOME BONDS & NOTES
  (cost of $19,564,039)...................   $16,675,443
                                             -----------
                                  SHARES
                                ----------
PREFERRED STOCKS--3.6%
TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES--3.6%
BROADCASTING--0.9%
Granite Broadcasting Corp.,
  12.750% PIK..................         62         7,779
PriMedia, Inc., 10.000%........      2,000       170,000
                                             -----------
                                                 177,779
                                             -----------
CABLE--0.8%
CSC Holdings Ltd., 11.125%
  PIK..........................      1,579       164,954
                                             -----------
COMMUNICATIONS--0.5%
Dobson Communication Corp.,
  12.250% PIK..................        113        99,478
                                             -----------
TELECOMMUNICATION--1.4%
Nextel Communications, Inc.,
  11.125% PIK..................        327       281,086
                                             -----------
TOTAL PREFERRED STOCKS
  (cost of $891,216)...........                  723,297
                                             -----------
COMMON STOCKS--0.0%
TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES--0.0%
TELECOMMUNICATIONS
AirGate PCS, Inc. (i)..........        107         3,813
                                             -----------
TOTAL COMMON STOCKS
  (cost of $4,051).............                    3,813
                                             -----------
WARRANTS--0.1% (I)
TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES--0.1%
CABLE--0.0%
Cable Satisfaction
  International, Inc., expires
  3/1/05.......................         70            70
                                             -----------
COMMUNICATIONS--0.0%
UbiquiTel Operating Co.,
  expires 4/15/10..............         50         1,000
                                             -----------
TELECOMMUNICATIONS--0.1%
Carrier 1 International SA,
  expires 2/19/09..............        113        10,735
Jazztel, expires 2/01/10 (b)...         60           113
XM Satellite Radio Holdings,
  Inc., expires 3/15/10........        150         3,750
                                             -----------
                                                  14,598
                                             -----------

                                   PAR          VALUE
                                ----------   -----------
TOTAL WARRANTS
  (cost of $22,360).......................   $    15,668
                                             -----------
TOTAL INVESTMENTS
  (cost of $20,481,666) (j)...............    17,418,220
                                             -----------
SHORT-TERM OBLIGATION--11.2%
Repurchase agreement with SBC
  Warburg, Ltd., dated
  12/29/00, due 1/2/01 at
  6.000%, collateralized by
  U.S. Treasury Notes with
  various maturities to 2028,
  market value $2,303,307
  (Repurchase proceeds
  $2,261,507).................. $2,260,000   $ 2,260,000
                                             -----------
FORWARD CURRENCY CONTRACTS--(0.2%) (K)           (41,692)
                                             -----------
OTHER ASSETS & LIABILITIES, NET--2.8%            575,452
                                             -----------
NET ASSETS--100.0%........................   $20,211,980
                                             ===========

(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000 the value of these securities amounted to $1,425,033 or 7.1% of net assets.
(b) This is a British security. Par amount is stated in U.S. dollars.
(c) Zero coupon bond.
(d) Currently zero coupon. Shown parenthetically is the rate to be paid and the date the Fund will begin accruing this rate.
(e) This is a Swedish security. Par amount is stated in U.S. dollars.
(f) This issuer is in default of certain debt covenants. Income is not being accrued.
(g) This is a Dutch security. Par amount is stated in U.S. dollars.
(h) This is a Burmudian security. Par amount is stated in U.S. dollars.
(i)  Non-income producing.
(j)  Cost for federal income tax purposes is $20,503,331.
(k) As of December 31, 2000, the Fund had entered into the following forward currency exchange contracts:

                              IN
        CONTRACTS          EXCHANGE   SETTLEMENT   NET UNREALIZED
       TO DELIVER            FOR         DATE       DEPRECIATION
-------------------------  --------   ----------   --------------
Eu 476,600                 $449,558    1/22/01        $(40,815)
Eu  19,600                 $18,500     2/07/01          (1,147)
                                                      --------
                                                      $(41,962)
                                                      --------

ACRONYM       NAME
-------       ----
  Eu          Euro
  PIK    Payment-In-Kind

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $20,481,666).............    $17,418,220
Short-term obligations......................................      2,260,000
Cash (including foreign currencies).........................          8,280
Receivables:
  Dividends and interest....................................        512,680
  Investments sold..........................................         54,826
  Fund shares sold..........................................         25,797
  Expense reimbursement due from Distributor/Manager........         16,574
                                                                -----------
    TOTAL ASSETS............................................     20,296,377
                                                                -----------
LIABILITIES:
Payables:
  Unrealized depreciation on forward currency contracts.....         41,962
  Investments purchased.....................................          2,623
  Fund shares repurchased...................................          2,162
Accrued liabilities:
  Management fee............................................          8,783
  Bookkeeping fee...........................................          2,084
  Transfer Agent fee........................................            625
  Other expenses............................................         25,073
Other liabilities...........................................          1,085
                                                                -----------
    TOTAL LIABILITIES.......................................         84,397
                                                                -----------
NET ASSETS..................................................    $20,211,980
                                                                ===========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $24,736,647
  Accumulated overdistributed net investment income.........         (6,462)
  Accumulated net realized loss on investments..............     (1,412,242)
  Net unrealized depreciation on investments and foreign         (3,105,963)
    currency translations...................................
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF            $20,211,980
  BENEFICIAL INTEREST.......................................
                                                                ===========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $19,013,138
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      2,550,727
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A..........................          $7.45
                                                                ===========
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $ 1,198,842
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........        161,477
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B..........................          $7.42
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 1,881,710
Dividends...................................................         92,610
                                                                -----------
    Total investment income (net of foreign tax withheld at
     source which amounted to $720).........................      1,974,320
                                                                -----------
EXPENSES:
  Management fee............................................        112,673
  Distribution fee--Class B.................................            797
  Bookkeeping fee...........................................         27,000
  Transfer Agent fee........................................          7,500
  Audit fee.................................................         16,847
  Reports to shareholders...................................          1,536
  Trustees' expense.........................................          5,636
  Custodian fee.............................................          2,772
  Legal fees................................................          1,516
  Miscellaneous expense.....................................          1,228
                                                                -----------
    Total expenses..........................................        177,505
                                                                -----------
Less:
  Expense reimbursable by Distributor.......................           (797)
  Expense reimbursable by Manager...........................        (11,685)
                                                                -----------
Net expenses................................................        165,023
                                                                -----------
Net investment income.......................................      1,809,297
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments and foreign currency
    transactions............................................     (1,152,500)
  Change in unrealized appreciation/depreciation on
    investments and foreign currency translations...........     (2,068,632)
                                                                -----------
Net decrease in net assets resulting from operations........    $(1,411,835)
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
                                                                   2000*            1999
                                                                ------------    ------------
OPERATIONS:
  Net investment income.....................................    $ 1,809,297     $   960,172
  Net realized loss on investments and foreign currency
     transactions...........................................     (1,152,500)       (147,441)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........     (2,068,632)       (718,897)
                                                                -----------     -----------
Net increase (decrease) in net assets resulting from
  operations................................................     (1,411,835)         93,834
                                                                -----------     -----------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................     (1,724,699)       (938,513)
  From net investment income--Class B.......................       (105,375)             --
  In excess of net investment income--Class A...............        (53,932)             --
  In excess of net investment income--Class B...............         (3,295)             --
  Return of capital Class A.................................        (40,561)             --
  Return of capital Class B.................................         (2,478)             --
                                                                -----------     -----------
Total distributions.........................................     (1,930,340)       (938,513)
                                                                -----------     -----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................      8,724,676      10,124,281
  Cost of fund shares repurchased--Class A..................     (3,699,282)       (775,060)
  Distributions reinvested--Class A.........................      1,819,192         938,513
                                                                -----------     -----------
                                                                  6,844,586      10,287,734
                                                                -----------     -----------
  Proceeds from fund shares sold--Class B...................      1,726,649              --
  Cost of fund shares repurchased--Class B..................       (486,359)             --
  Distributions reinvested--Class B.........................        111,148              --
                                                                -----------     -----------
                                                                  1,351,438              --
                                                                -----------     -----------
Net increase in net assets resulting from fund share
  transactions..............................................      8,196,024      10,287,734
                                                                -----------     -----------
Total increase in net assets................................      4,853,849       9,443,055
NET ASSETS:
  Beginning of year.........................................     15,358,131       5,915,076
                                                                -----------     -----------
  End of year...............................................    $20,211,980     $15,358,131
                                                                ===========     ===========
Accumulated undistributed (overdistributed) net investment
  income included in ending net assets......................    $    (6,462)    $    17,646
                                                                ===========     ===========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................        997,221       1,075,551
  Shares repurchased--Class A...............................       (425,846)        (81,741)
  Dividends reinvested--Class A.............................        244,390         105,807
                                                                -----------     -----------
                                                                    815,765       1,099,617
                                                                ===========     ===========
  Shares sold--Class B......................................        203,033              --
  Shares repurchased--Class B...............................        (56,581)             --
  Dividends reinvested--Class B.............................         15,025              --
                                                                -----------     -----------
                                                                    161,477              --
                                                                ===========     ===========

* Class B Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial High Yield Securities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Effective January 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize premium and discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.60% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.40% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 0.95% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 0.95%. If additional reimbursement is needed to meet the limit, the Manager will then reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

Prior to May 30, 2000, the Manager voluntarily agreed to waive fees and bear certain Fund expenses in the event that total expenses as defined above exceeded 0.80% annually of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $12,244,894 and $5,715,088, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation     $   172,977
Gross unrealized depreciation      (3,258,088)
                                  -----------
  Net unrealized depreciation     $(3,085,111)
                                  ===========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2006       $   49,000
   2007           53,000
   2008        1,136,000
              ----------
              $1,238,000
              ----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                 YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                    2000            1999          1998***
                                                                ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................      $  8.85         $  9.31          $10.00
                                                                  -------         -------          ------
Net investment income (a)...................................         0.84            0.88            0.48
Net realized and unrealized loss on investments.............        (1.45)          (0.72)          (0.74)
                                                                  -------         -------          ------
Total from investment operations............................        (0.61)           0.16           (0.26)
                                                                  -------         -------          ------
Less distributions:
  From net investment income................................        (0.75)          (0.62)          (0.43)
  In excess of net investment income........................        (0.02)             --              --
  Return of capital.........................................        (0.02)             --              --
                                                                  -------         -------          ------
Total distributions.........................................        (0.79)          (0.62)          (0.43)
                                                                  -------         -------          ------
Net asset value, end of year................................      $  7.45         $  8.85          $ 9.31
                                                                  =======         =======          ======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................        (6.89)%          1.65%          (2.57)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................      $19,013         $15,358          $5,915
Ratio of expenses to average net assets (e).................         0.88%           0.80%           0.80%*
Ratio of net investment income to average net assets (e)....         9.67%           9.36%           7.93%*
Expenses waived or reimbursed by the Manager (e)............         0.06%           0.48%           1.04%*
Portfolio turnover ratio....................................           35%             16%             23%**

  *  Annualized.
 **  Not annualized.
     For the period from commencement of operations May 19, 1998
***  to December 31, 1998.
     Per share data was calculated using average shares
(a)  outstanding during the period.
     Total return at net asset value assuming all distributions
(b)  reinvested.
     Had the Manager not waived or reimbursed a portion of
(c)  expenses, total return would have been reduced.
     Total return figures do not include any insurance company charges associated with a variable annuity. If included,
(d)  total return would be reduced.
     The benefits derived from custody credits and directed
(e)  brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Colonial High Yield Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial High Yield Securities Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Colonial International Fund for Growth, Variable Series seeks long-term capital growth.

   The Portfolio Managers of the Fund are Charles R. Roberts, Michael Ellis, and Deborah F. Snee. Mr. Roberts, Mr. Ellis, and Ms. Snee have co-managed the Fund since March 2000. Mr. Roberts and Mr. Ellis are senior vice presidents of Colonial Management Associates, Inc., and Ms. Snee is a vice president of Colonial Management Associates, Inc.

  International markets struggled through a volatile year during the 12-month period ended December 31, 2000. Higher interest rates and rising oil prices created instability in equity markets, and European and Japanese stocks struggled through much of the period. Technology and telecommunications stocks led the pack early in the year, but investors became unwilling to pay excessively high prices by March. As expectations for further interest rate increases began to grow, investors turned to stocks that offered more consistent growth at more reasonable prices, and technology stocks began to decline.

  In Europe, the decline of the European currency, the euro, after its launch in January 2000, embarrassed the European Central Bank. However, this decline helped boost economic growth in Europe as it greatly benefited exporters and global companies such as Heineken (1.2% of net assets.) In addition, the emergence of the new currency has also paved the way for a number of fundamental changes that should be positive for Europe in the long run. These include declining corporate taxes, European pension reform, and increased cross-border competition. We believe the result could be a boom for investment in Europe over the long term.

A FOCUS ON GROWTH INDUSTRIES

  Since March 2000, we have focused on industries that we think have the most attractive growth potential. Those seven primary industries include:

- Business Services--Potential to benefit from a continued trend toward outsourcing.

- Consumer--Firms positioned to take advantage of growing worldwide consumer demand.

- Financial Services--Potential to benefit from the aging populations in Europe and Japan as well as the increasing move in Europe (and also Japan, but more slowly) toward private pension plans, instead of state-run schemes.

- Health Care--Where demand has been increasing due to an aging world population.

- Technology--Companies which are likely to assume a leading role in this groundbreaking industry.

- Telecommunications--Potential to benefit from increased demand for all kinds of telecommunications services such as cellular phones and data traffic.

- Utilities--Potential to benefit from deregulation and new technologies as well as reasonable valuations.

SLOWER GROWTH AND STRONG COMPANIES

  Although growth seemed a bit easier when high-tech stocks were reaching record levels, that scenario isn't likely to repeat itself any time soon. We believe that most economies around the world are likely to show more modest levels of growth. In that environment, the ability to identify companies with strong management that are well positioned for long-term growth will be critical to our success. We will continue to pursue the Fund's focus on growth stocks, looking for companies that we believe have the ability to deliver consistent earnings growth over time.

  World markets will likely be significantly affected by economic events in the United States. If the domestic economy remains strong, foreign stocks could benefit, particularly those included in the portfolio with a multi-national focus. We are particularly confident that the outlook for Europe should improve as the positive fundamental changes mentioned earlier begin to play out. We will continue to work hard to maintain a portfolio that consists of what we believe are the strongest growth stocks available.

International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions in the countries in which it invests.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                             CLASS A        CLASS B(1)
-----------------------------------------------------------------------
Inception date                              5/1/94            6/1/00
Net Asset Value per share 12/31/00             $1.93           $1.93
Net Asset Value per share 12/31/99              2.79              NA
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                             CLASS A        CLASS B(1)
1 year                                        (18.47)%        (18.47)%
Five years                                      5.75%           5.75%
Life of Fund                                    4.20%           4.20%
-----------------------------------------------------------------------

                                                                                                        CHANGE IN VALUE
                                                                                                         OF A $10,000
                                                                                                          INVESTMENT
                                                                                                       5/1/94 - 12/31/00
                                                                              ------------------------------------------
                                                                              Class A                       $13,160
                                                                              ------------------------------------------
                                                                              Class B(1)                    13,160
                                                                              ------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT:
   COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES CLASS A SHARES VS.
               MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX(2)

                             5/1/1994 - 12/31/2000

                                                              COLONIAL INTERNATIONAL FUND FOR
                                                              GROWTH, VARIABLE SERIES CLASS A            MSCI EAFE INDEX
                                                              -------------------------------            ---------------
                                                                            10000                              10000
                                                                             9900                               9943
                                                                          9700.02                            10083.2
                                                                          9950.28                              10180
                                                                          10250.8                            10421.3
                                                                          9950.43                              10093
                                                                          10000.2                            10429.1
                                                                          9550.18                            9927.45
                                                                          9400.24                            9989.99
                                                                          8850.32                            9606.38
                                                                          8700.75                            9578.52
                                                                          8850.41                            10176.2
4/95                                                                      9099.99                            10558.8
                                                                          9099.99                            10433.2
                                                                          9049.94                            10250.6
                                                                          9549.49                            10889.2
                                                                          9549.49                            10474.3
                                                                          9699.42                            10678.6
                                                                          9549.08                            10391.3
                                                                             9699                            10680.2
                                                                          9949.23                            11110.6
                                                                          9898.49                            11156.2
                                                                          9898.49                            11194.1
                                                                          10100.4                            11431.4
4/96                                                                        10656                            11764.1
                                                                          10554.7                            11547.6
                                                                          10605.4                            11612.3
                                                                          10201.3                            11273.2
                                                                          10353.3                              11298
                                                                          10454.8                            11598.5
                                                                          10201.8                            11480.2
                                                                          10605.8                            11937.2
                                                                          10508.2                            11783.2
                                                                          10561.8                            11370.8
                                                                          10669.5                            11557.2
                                                                          10669.5                            11598.8
4/97                                                                      10616.2                            11660.3
                                                                          11420.9                            12419.4
                                                                          12010.2                            13103.7
                                                                          12064.2                              13316
                                                                          11225.8                            12321.3
                                                                          11655.7                            13011.3
                                                                          10634.7                            12010.7
                                                                          10312.4                            11888.2
                                                                            10165                            11991.6
                                                                          10507.5                            12539.6
                                                                          11021.3                            13344.7
                                                                          11706.9                            13755.7
4/98                                                                      11935.2                            13864.4
                                                                          11935.2                            13796.4
                                                                          11649.9                            13901.3
                                                                          11992.4                            14041.7
                                                                          10237.9                            12301.9
                                                                          9780.29                            11924.3
                                                                          10523.6                            13166.8
                                                                            11095                            13840.9
                                                                          11481.1                            14386.2
                                                                          11481.1                            14343.1
                                                                          11251.5                            14001.7
                                                                          11653.2                            14585.6
4/99                                                                      12341.9                            15176.3
                                                                            11768                            14394.7
                                                                          12456.4                            14956.1
                                                                          12916.1                            15400.3
                                                                            13031                            15457.3
                                                                          13088.3                            15613.4
                                                                          13432.6                            16198.9
                                                                          14293.6                              16761
                                                                          16138.9                            18266.2
                                                                            15156                            17106.3
                                                                            15735                            17566.4
                                                                          15966.3                              18248
4/00                                                                      14751.3                            17288.2
                                                                          14462.2                            16866.3
                                                                            14520                            17525.8
                                                                          14056.8                            16791.5
                                                                          14229.7                            16937.6
                                                                          13777.2                            16112.7
                                                                          13308.8                            15732.4
                                                                          12898.9                            15142.5
12/00                                                                     13160.2                              15680

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the portfolio's total net assets as of December 31, 2000, and are subject to change. Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) EAFE - Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower.

(2) MSCI EAFE Index begins 4/30/94

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   -----------
COMMON STOCK--92.3%
BANKS--7.6%
BANKS
Banca Fideuram SpA.............     45,000    $   623,232
Deutsche Bank AG...............      7,450        623,289
HSBC Holdings PLC..............     71,878      1,054,206
Nordea AB......................    149,430      1,182,598
Standard Chartered PLC.........     41,000        591,536
Svenska Handelsbanken..........     32,600        559,085
                                              -----------
                                                4,633,946
                                              -----------
CONSUMER DISCRETIONARY--3.2%
APPAREL & ACCESSORIES--2.0%
Christian Dior SA..............     16,800        808,026
Li & Fung Ltd. (a).............    240,602        438,036
                                              -----------
                                                1,246,062
                                              -----------
CONSUMER ELECTRONICS--1.2%
Sony Corp. ....................     10,000        690,078
                                              -----------
CONSUMER STAPLES--13.1%
BREWERS--1.2%
Heineken NV....................     12,454        756,226
                                              -----------
FOOD RETAIL--3.1%
Carrefour SA...................     14,234        897,167
Seven-Eleven Japan Co.,
  Ltd. ........................     18,000      1,022,013
                                              -----------
                                                1,919,180
                                              -----------
PACKAGED FOODS--7.1%
Groupe Danone (a)..............      4,020        608,263
Nestle AG Registered Shares....        633      1,483,870
Numico NV......................     22,601      1,141,333
Unilever PLC...................    127,830      1,088,871
                                              -----------
                                                4,322,337
                                              -----------
SOFT DRINKS--1.7%
Ito En, Ltd. ..................     14,600      1,054,699
                                              -----------
DIVERSIFIED FINANCIALS--5.3%
CONSUMER FINANCE--1.4%
Orix Corp. ....................      4,400        440,461
Promise Co., Ltd. .............      5,500        389,151
                                              -----------
                                                  829,612
                                              -----------
DIVERSIFIED FINANCIAL SERVICES--3.4%
Fortis AG......................     30,555            288
Fortis Bank Nederland (a)......        525              2
Fortis (B) CVG (a).............      3,395         20,151
Fortis (NL) NV (a).............     29,604        965,043
International Nederlanden
  Groep........................     13,521      1,083,818
                                              -----------
                                                2,069,302
                                              -----------

                                  SHARES         VALUE
                                -----------   -----------
MULTI-SECTOR HOLDINGS--0.5%
Hutchison Whampoa Ltd. ........     27,000    $   336,648
                                              -----------
HEALTH CARE--19.3%
BIOTECHNOLOGY--2.7%
GlaxoSmithKline PLC (a)........     57,726      1,631,181
                                              -----------
PHARMACEUTICALS--16.6%
Altana AG......................      8,650      1,369,947
AstraZenca Group PLC...........     15,523        783,285
Aventis SA.....................      8,889        783,041
Novartis.......................        417        740,902
Roche Holding AG...............        106      1,085,309
Sanofi-Synthelabo SA...........     18,270      1,222,129
Schering AG....................     11,600        661,201
Serono SA, Bearer Shares.......        333        322,158
Takeda Chemical Industries
  Ltd. ........................     24,000      1,417,191
UCB SA.........................     17,900        665,810
Yamanouchi Pharmaceutical
  Co. .........................     27,000      1,165,094
                                              -----------
                                               10,216,067
                                              -----------
HOUSEHOLD & PERSONAL PRODUCTS--4.1%
HOUSEHOLD PRODUCTS--2.3%
Kao Corp. .....................     48,000      1,392,034
                                              -----------
PERSONAL PRODUCTS--1.8%
L'Oreal SA.....................     13,000      1,118,238
                                              -----------
INDUSTRIALS--7.9%
COMMERCIAL SERVICES & SUPPLIES--4.3%
ISS A/S (a)....................      9,036        617,626
Secom Co., Ltd. ...............     19,000      1,236,460
Securitas AB, Class B..........     42,800        795,370
                                              -----------
                                                2,649,456
                                              -----------
EMPLOYMENT SERVICES--2.6%
Adecco SA......................      1,280        809,674
Capita Group PLC...............     87,486        654,002
Randstad Holding NV............      8,900        131,227
                                              -----------
                                                1,594,903
                                              -----------
TRADING COMPANIES & DISTRIBUTORS--1.0%
Electrocomponents PLC..........     62,143        615,065
                                              -----------
INFORMATION TECHNOLOGY--4.3%
APPLICATIONS SOFTWARE--1.5%
Check Point Software
  Technologies Ltd. (a)........      1,940        259,111
Hitachi Software Engineering
  Co., Ltd. ...................      5,300        384,259
SAP AG.........................      2,400        279,932
                                              -----------
                                                  923,302
                                              -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   -----------
INFORMATION TECHNOLOGY
CONSULTING & SERVICES--2.8%
Altran Technologies SA.........      2,105    $   477,957
Cap Gemini SA..................      1,700        275,164
CMG PLC........................     24,713        330,688
Lloyds TSB Group PLC...........     37,000        391,656
Logica PLC.....................      9,916        254,893
                                              -----------
                                                1,730,358
                                              -----------
INSURANCE--8.5%
LIFE & HEALTH INSURANCE--2.2%
Aegon NV.......................     32,872      1,364,554
                                              -----------
MULTI-LINE INSURANCE--6.3%
Allianz AG.....................      3,741      1,412,300
AXA............................      4,788        694,696
CGNU PLC.......................     52,561        850,278
Skandia Forsakrings AB.........     24,716        402,878
Zurich Versicherungs-
  Gesellschaft (a).............        816        494,407
                                              -----------
                                                3,854,559
                                              -----------
MEDIA--1.5%
PUBLISHING & PRINTING
Singapore Press Holdings
  Ltd. ........................     26,000        383,964
Wolters Kluwer NV..............     19,400        530,785
                                              -----------
                                                  914,749
                                              -----------
TECHNOLOGY HARDWARE & EQUIPMENT--8.0%
NETWORKING EQUIPMENT--0.3%
Datacraft Asia Ltd. ...........     41,000        193,520
                                              -----------
OFFICE ELECTRONICS--1.3%
Canon, Inc. ...................     22,000        768,693
                                              -----------
SEMICONDUCTORS--2.5%
Murata Manufacturing Co.,
  Ltd. ........................      8,000        936,408
Rohm Co., Ltd. ................      1,900        360,150
STMicroelectronics NV..........      5,909        258,873
                                              -----------
                                                1,555,431
                                              -----------
TELECOMMUNICATIONS EQUIPMENT--3.9%
Alcatel........................      4,675        266,475
Nokia Oyj......................     22,400      1,002,448
Nortel Networks Corp. .........     17,700        567,506
Telefonaktiebolaget LM Ericsson
  Class B (a)..................     46,800        534,247
                                              -----------
                                                2,370,676
                                              -----------

                                  SHARES         VALUE
                                -----------   -----------
TELECOMMUNICATION SERVICES--5.9%
INTEGRATED TELECOM SERVICES--1.6%
Cable & Wireless PLC...........     34,424    $   456,168
Sonera Group Oyj...............     10,500        190,927
Telefonica de Espana, ADR......      7,159        357,950
                                              -----------
                                                1,005,045
                                              -----------
WIRELESS TELECOM SERVICES--4.3%
China Mobile Ltd. (a)..........     44,000        238,150
NTT Mobile Communication
  Network, Inc. ...............         38        653,913
Telecom Italia Mobile SPA......     60,255        482,539
Vodafone AirTouch PLC..........    355,839      1,249,362
                                              -----------
                                                2,623,964
                                              -----------
UTILITIES--3.6%
ELECTRIC UTILITIES--1.6%
Endesa SA......................     29,411        502,929
Scottish Power PLC.............     60,504        478,532
                                              -----------
                                                  981,461
                                              -----------
GAS UTILITIES--2.0%
Autostrade.....................     70,365        465,387
Hong Kong & China Gas Co.,
  Ltd. ........................    523,000        767,767
                                              -----------
                                                1,233,154
                                              -----------
TOTAL COMMON STOCK
  (cost of $54,029,560)....................    56,594,500
                                              -----------
WARRANT--0.0% (A)
FINANCE
DEPOSITORY INSTITUTIONS
Siam Commercial Bank Public
  Co., Ltd. expires 12/31/02
  (b)..........................     12,000            885
                                              -----------
  (cost of $0)
                                    PAR
                                -----------
NOTES & BONDS--0.3%
WHOLESALE TRADE--0.3%
DURABLE GOODS
Bil Finance, Ltd.
  8.190% 10/15/03.............. $  496,375        197,803
  (cost of $567,551)
TOTAL INVESTMENTS
  (cost of $54,597,111) (c)................   $56,793,188
                                              -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                    PAR          VALUE
                                -----------   -----------
SHORT-TERM OBLIGATION--7.4%
Repurchase agreement with SBC
  Warburg Ltd., dated 12/29/00,
  due 1/2/01 at 6.000%,
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2028, market
  value $4,648,400 (Repurchase
  proceeds $4,564,041)......... $4,561,000    $ 4,561,000
                                              -----------
OTHER ASSETS & LIABILITIES, NET--0.0%......        19,194
                                              -----------
NET ASSETS--100.0%.........................   $61,373,382
                                              ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(c) Cost for federal income tax purposes is $54,749,652.

SUMMARY OF SECURITIES                                   % TOTAL
BY COUNTRY                                VALUE       INVESTMENTS
---------------------                  -----------    -----------
Japan                                  $11,910,604        21.0
United Kingdom                          10,429,723        18.4
France                                   7,410,029        13.0
Netherlands                              5,972,986        10.5
Switzerland                              4,936,320         8.7
Germany                                  4,346,669         7.7
Sweden                                   3,474,178         6.1
Hong Kong                                1,780,601         3.1
Italy                                    1,571,158         2.8
United States                            1,378,087         2.4
Finland                                  1,193,375         2.1
Belgium                                    686,251         1.2
Denmark                                    617,626         1.1
Spain                                      502,929         0.9
Singapore                                  383,964         0.7
New Zealand                                197,803         0.3
Thailand                                       885         0.0
                                       -----------       -----
                                       $56,793,188       100.0%
                                       -----------       -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      ACRONYM               NAME
                      -------               ----
                        ADR
                                 American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $54,597,111).............    $56,793,188
Short-term obligations......................................      4,561,000
Cash (including foreign currencies).........................            981
Receivables:
  Dividends, tax reclaims and interest......................         94,574
  Investments sold..........................................      1,519,251
  Fund shares sold..........................................          3,237
Other assets................................................          1,250
                                                                -----------
     TOTAL ASSETS...........................................     62,973,481
                                                                -----------
LIABILITIES:
Payables:
  Investments purchased.....................................      1,456,371
  Fund shares repurchased...................................         46,323
Accrued liabilities:
  Management fee............................................         46,611
  Bookkeeping fee...........................................          2,245
  Transfer Agent fee........................................            635
  Other expenses............................................         35,271
Other liabilities...........................................         12,643
                                                                -----------
     TOTAL LIABILITIES......................................      1,600,099
                                                                -----------
NET ASSETS..................................................    $61,373,382
                                                                ===========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $60,584,056
  Accumulated overdistributed net investment income.........       (657,669)
  Accumulated net realized loss on investments..............       (745,277)
  Net unrealized appreciation on investments and foreign
     currency translations..................................      2,192,272
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................     61,373,382
                                                                ===========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................     61,372,442
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........     31,764,514
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A..........................          $1.93
                                                                ===========
NET ASSETS APPLICABLE TO CLASS B SHARES.....................            940
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........            487
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B..........................          $1.93
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $    393,492
Dividends...................................................       1,226,579
                                                                ------------
     Total investment income (net of foreign taxes withheld
      at source of $149,326)................................       1,620,071
                                                                ------------
EXPENSES:
  Management fee............................................         642,065
  Distribution fee--Class B.................................               1
  Bookkeeping fee...........................................          34,377
  Transfer Agent fee........................................           7,500
  Audit fee.................................................          18,048
  Reports to shareholders...................................           1,428
  Trustees' expense.........................................           8,018
  Custodian fee.............................................          50,536
  Legal fees................................................             862
  Miscellaneous expense.....................................           3,385
                                                                ------------
     Total expenses.........................................         766,220
                                                                ------------
Net investment income.......................................         853,851
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains on investments and foreign currency
     transactions...........................................       8,757,871
  Change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........     (24,243,832)
                                                                ------------
Net decrease in net assets resulting from operations........    $(14,632,110)
                                                                ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

                                                                  YEAR            YEAR
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                 2000*            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $   853,851     $    722,778
  Net realized gain on investments and foreign currency
     transactions...........................................    8,757,871          243,373
  Change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........  (24,243,832)      23,031,184
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................  (14,632,110)      23,997,335
                                                              ------------    ------------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................   (1,180,473)        (594,044)
  From net investment income--Class B.......................          (17)              --
  In excess of net investment income--Class A...............      (62,130)              --
  In excess of net investment income--Class B...............           (1)              --
  From net realized gains on investments--Class A...........   (8,135,462)              --
  From net realized gains on investments--Class B...........         (125)              --
  In excess of net realized gains on investments--Class A...       (1,013)              --
  In excess of net realized gains on investments--Class B...           --+              --
                                                              ------------    ------------
Total distributions.........................................   (9,379,221)        (594,044)
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................    9,597,867       65,519,084
  Cost of fund shares repurchased--Class A..................  (15,664,087)     (59,914,017)
  Distributions reinvested--Class A.........................    9,379,078          594,044
                                                              ------------    ------------
                                                                3,312,858        6,199,111
                                                              ------------    ------------
  Proceeds from fund shares sold--Class B...................        1,000               --
  Distributions reinvested--Class B.........................          143               --
                                                              ------------    ------------
                                                                    1,143               --
                                                              ------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................    3,314,001        6,199,111
                                                              ------------    ------------
Total increase (decrease) in net assets.....................  (20,697,330)      29,602,402
NET ASSETS:
  Beginning of year.........................................   82,070,712       52,468,310
                                                              ------------    ------------
  End of year...............................................  $61,373,382     $ 82,070,712
                                                              ============    ============
Accumulated (overdistributed) undistributed net investment
  income included in ending net assets......................  $  (657,669)    $    188,194
                                                              ============    ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................    3,752,657       33,091,632
  Shares repurchased--Class A...............................   (6,188,582)     (30,213,507)
  Shares reinvested--Class A................................    4,825,831          229,360
                                                              ------------    ------------
                                                                2,389,906        3,107,485
                                                              ============    ============
  Shares sold--Class B......................................          413               --
  Shares reinvested--Class B................................           74               --
                                                              ------------    ------------
                                                                      487               --
                                                              ============    ============

* Class B Shares were initially offered on June 1, 2000.
+ Rounds to less than $1.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ACCOUNTING POLICIES

  ORGANIZATION--Colonial International Fund for Growth, Variable Series (the "Fund"), a series of Liberty Investment Trust (the "Trust") is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Foreign currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.75% annually. This arrangement may be terminated by the Manager at any time.

For the year ended December 31, 2000, the Fund's operating expenses as defined above, did not exceed the 1.75% limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $49,342,149 and $56,157,328, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation    $ 8,457,958
Gross unrealized depreciation     (6,414,422)
                                 -----------
  Net unrealized appreciation    $ 2,043,536
                                 ===========

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------
                                                            2000       1999       1998       1997       1996
                                                           -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................    $  2.79    $  2.00    $  1.78    $  1.96    $  1.97
                                                           -------    -------    -------    -------    -------
Net investment income (a)..............................       0.03       0.03       0.02       0.02       0.02
Net realized and unrealized gain (loss) on
  investments..........................................      (0.55)      0.78       0.21      (0.08)      0.09
                                                           -------    -------    -------    -------    -------
Total from investment operations.......................      (0.52)      0.81       0.23      (0.06)      0.11
                                                           -------    -------    -------    -------    -------
Less distributions:
  From net investment income...........................      (0.04)     (0.02)        --      (0.02)        --
  In excess of net investment income...................         --+        --      (0.01)     (0.02)        --
  From net realized gains on investments...............      (0.30)        --         --      (0.08)     (0.12)
  In excess of net realized gains on investments.......         --+        --         --         --         --
                                                           -------    -------    -------    -------    -------
Total distributions....................................      (0.34)     (0.02)     (0.01)     (0.12)     (0.12)
                                                           -------    -------    -------    -------    -------
Net asset value, end of year...........................    $  1.93    $  2.79    $  2.00    $  1.78    $  1.96
                                                           =======    =======    =======    =======    =======
TOTAL RETURN:
Total investment return (b)(c).........................     (18.47)%    40.58%     12.96%     (3.27)%     5.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........................    $61,372    $82,071    $52,468    $30,600    $26,593
Ratio of expenses to average net assets (d)............       1.08%      1.10%      1.24%      1.34%      1.40%
Ratio of net investment income to average net assets
  (d)..................................................       1.20%      1.14%      0.77%      0.82%      0.84%
Portfolio turnover ratio...............................         76%        35%        28%        28%       115%

  + Rounds to less than $0.01.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

2000 FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2000, the Fund earned $8,089,880 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial International Fund for Growth, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                2000***
                                                              ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $ 2.50
                                                                 ------
Net investment income (a)...................................      (0.01)
Net realized and unrealized loss on investments.............      (0.22)
                                                                 ------
Total from investment operations............................      (0.23)
                                                                 ------
Less distributions:
  From net investment income................................      (0.04)
  In excess of net investment income........................         --+
  From net realized gain on investments.....................      (0.30)
  In excess of net realized gains on investments............         --+
                                                                 ------
Total distributions.........................................      (0.34)
                                                                 ------
Net asset value, end of period..............................     $ 1.93
                                                                 ======
TOTAL RETURN:
Total investment return (b)(c)..............................      (9.01)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................     $    1
Ratio of expenses to average net assets (d).................       1.33%*
Ratio of net investment income to average net assets (d)....      (0.43)%
Portfolio turnover ratio....................................         76%**

  * Annualized.
 ** Not annualized.
 *** Class B Shares were initially offered on June 1, 2000.
  + Rounds to less than $0.01.
 (a) Per share data was calculated using average shares outstanding during the period.
 (b) Total return at net asset value assuming all distributions reinvested.
 (c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
--------------------------------------------------------------------------------

2000 FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2000, the Fund earned $8,089,880 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial International Fund for Growth, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial International Fund for Growth, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Colonial International Horizons Fund, Variable Series, seeks long-term growth.

   The Portfolio Managers of the Fund are Charles R. Roberts, Michael Ellis, and Deborah F. Snee. Mr. Roberts, Mr. Ellis, and Ms. Snee have co-managed the Fund since March 2000. Mr. Roberts and Mr. Ellis are senior vice presidents of Colonial Management Associates, Inc., and Ms. Snee is a vice president of Colonial Management Associates, Inc.

  International markets struggled through a volatile year during the 12-month period ended December 31, 2000. Higher interest rates and rising oil prices created instability in equity markets, and European and Japanese stocks struggled through much of the period. Technology and telecommunications stocks led the pack early in the year, but investors became unwilling to pay excessively high prices by March. As expectations for further interest rate increases began to grow, investors turned to stocks that offered more consistent growth at more reasonable prices, and technology stocks began to decline.

  In Europe, the decline of the European currency, the euro, after its launch in January 2000, embarrassed the European Central Bank. However, this decline helped boost economic growth in Europe as it greatly benefited exporters and global companies such as Heineken (1.6% of net assets.) In addition, the emergence of the new currency has also paved the way for a number of fundamental changes that should be positive for Europe in the long run. These include declining corporate taxes, European pension reform, and increased cross-border competition. We believe the result could be a boom for investment in Europe over the long term.

A FOCUS ON GROWTH INDUSTRIES

  Since March 2000, your Fund's management team has focused on industries that are believed to have the most attractive growth potential. Those seven primary industries include:

- Business services--Potential to benefit from a continued trend toward outsourcing.

- Consumer--Firms positioned to take advantage of growing worldwide consumer demand.

- Financial Services--Potential to benefit from the aging populations in Europe and Japan as well as the increasing move in Europe (and also Japan, but more slowly) toward private pension plans, instead of state-run schemes.

- Health Care--Where demand has been increasing due to an aging world population.

- Technology--Companies which are likely to assume a leading role in this groundbreaking industry.

- Telecommunications--Potential to benefit from increased demand for all kinds of telecommunications services such as cellular phones and data traffic.

- Utilities--Potential to benefit from deregulation and new technologies as well as reasonable valuations.

SLOWER GROWTH AND STRONG COMPANIES

  Although growth seemed a bit easier when high-tech stocks were reaching record levels, that scenario isn't likely to repeat itself any time soon. We believe that most economies around the world are likely to show more modest levels of growth. In that environment, the ability to identify companies with strong management that are well positioned for long-term growth will be critical to our success. We will continue to pursue the Fund's focus on growth stocks, looking for companies that we believe have the ability to deliver consistent earnings growth over time.

  World markets will likely be significantly affected by economic events in the United States. If the domestic economy remains strong, foreign stocks could benefit, particularly those included in the portfolio with a multi-national focus. We are particularly confident that the outlook for Europe should improve as the positive fundamental changes mentioned earlier begin to play out. We will continue to work hard to maintain a portfolio that consists of what we believe are the strongest growth stocks available.

International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions in the countries in which it invests.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                            CLASS A(1)       CLASS B
-----------------------------------------------------------------------
Inception date                                6/1/00          6/1/99
Net Asset Value per share 12/31/00             $9.95          $ 9.94
Net Asset Value per share 12/31/99               N/A           12.31
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                            CLASS A(1)       CLASS B
1 year                                        (19.17)%        (19.25)%
Life of Fund                                    0.27%           0.20%
-----------------------------------------------------------------------

                                                                                                        CHANGE IN VALUE
                                                                                                         OF A $10,000
                                                                                                          INVESTMENT
                                                                                                       6/1/99 - 12/31/00
                                                                              ------------------------------------------
                                                                              Class A(1)                    $10,042
                                                                              ------------------------------------------
                                                                              Class B                       10,032
                                                                              ------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT: COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES CLASS A SHARES(1) VS. MORGAN STANLEY CAPITAL INTERNATIONAL EAFE
                                  (GDP) INDEX

                             6/1/1999 - 12/31/2000

                                    [CHART]

                                                 COLONIAL INTERNATIONAL
                                                     HORIZONS FUND A               MSCI EAFE (GDP) INDEX
                                                 ----------------------            ---------------------
6/99                                                    10000.00                         10000.00
                                                        10420.00                         10503.00
                                                        10659.70                         10822.30
8/99                                                    10669.20                         10892.60
                                                        10589.20                         11080.00
                                                        10879.40                         11461.10
11/99                                                   11409.20                         11871.50
                                                        12423.50                         13024.20
                                                        11787.40                         12303.90
2/00                                                    12039.70                         12756.70
                                                        11959.00                         13135.60
                                                        11192.40                         12330.40
5/00                                                    10788.40                         12055.40
                                                        10889.80                         12579.80
                                                        10556.50                         11947.10
8/00                                                    10647.30                         12078.50
                                                        10385.40                         11516.80
                                                         9991.81                         11186.30
                                                         9769.99                         10738.80
12/00                                                   10042.30                         11001.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) EAFE - (GDP) Index (performance from 5/31/99) is an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class A shares (newer class shares) performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class B share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class B shares and the newer class shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   -----------
COMMON STOCKS--92.4%
COMMERCIAL SERVICES & SUPPLIES--6.0%
DIVERSIFIED COMMERCIAL SERVICES--3.7%
ISS A/S (a)....................      1,549    $   105,877
Secom Co., Ltd. ...............      3,000        195,231
Securitas AB, Class B..........      7,446        138,372
                                              -----------
                                                  439,480
                                              -----------
EMPLOYMENT SERVICES--2.3%
Adecco S.A. ...................        221        139,795
Capita Group PLC...............     15,013        112,230
Randstad Holding NV............      1,300         19,168
                                              -----------
                                                  271,193
                                              -----------
CONSUMER DISCRETIONARY--2.9%
APPAREL & ACCESSORIES--1.8%
Christian Dior SA..............      2,958        142,270
Li & Fung Ltd. (a).............     40,798         74,276
                                              -----------
                                                  216,546
                                              -----------
CONSUMER ELECTRONICS--1.1%
Sony Corp. ....................      1,810        124,904
                                              -----------
CONSUMER STAPLES--12.7%
FOOD, BEVERAGES & TOBACCO--1.6%
Heineken NV....................      3,124        189,694
                                              -----------
FOOD RETAIL--2.7%
Carrefour SA...................      2,364        149,002
Seven-Eleven Japan Co.,
  Ltd. ........................      3,000        170,335
                                              -----------
                                                  319,337
                                              -----------
PACKAGED FOODS--6.8%
Groupe Danone (a)..............        878        132,850
Nestle AG Registered Shares....        111        260,205
Numico NV......................      4,045        204,269
Unilever PLC...................     23,968        204,162
                                              -----------
                                                  801,486
                                              -----------
SOFT DRINKS--1.6%
Ito En, Ltd. ..................      2,500        180,599
                                              -----------
FINANCE, REAL-ESTATE & INSURANCE--21.8%
BANKS--6.0%
Banca Fideuram SPA.............      8,500        117,722
Deutsche Bank AG...............      1,370        114,618
HSBC Holdings PLC..............     13,076        191,781
Nordea AB......................      6,528         51,663
Standard Chartered PLC.........      7,079        102,134
Svenska Handelsbanken..........      7,000        120,049
                                              -----------
                                                  697,967
                                              -----------
CONSUMER FINANCE--1.3%
Orix Corp. ....................        800         80,084
Promise Co., Ltd. .............      1,000         70,755
                                              -----------
                                                  150,839
                                              -----------

                                  SHARES         VALUE
                                -----------   -----------
DIVERSIFIED FINANCIAL SERVICES--3.4%
Fortis (NL) NV (a).............      6,003    $   195,688
International Nederlanden
  Groep........................      2,535        203,201
                                              -----------
                                                  398,889
                                              -----------
LIFE & HEALTH INSURANCE--2.1%
Aegon NV.......................      6,032        250,395
                                              -----------
MULTI-LINE INSURANCE--7.4%
Allianz AG.....................        695        262,376
AXA............................      1,243        180,348
CGNU PLC.......................     11,671        188,802
Skandia Forsakrings AB.........      4,750         77,426
Zurich Financial Services
  (a)..........................        250        151,473
                                              -----------
                                                  860,425
                                              -----------
MULTI-SECTOR HOLDINGS--0.5%
Hutchison Whampoa Ltd. ........      5,000         62,342
                                              -----------
REINSURANCE--1.1%
Muenchener Rueckversicherungs-
  Gesellschaft AG Registered
  Shares.......................        347        124,232
                                              -----------
HOUSEHOLD & PERSONAL PRODUCTS--3.7%
HOUSEHOLD PRODUCTS--2.0%
Kao Corp. .....................      8,000        232,006
                                              -----------
PERSONAL PRODUCTS--1.7%
L'Oreal SA.....................      2,361        203,089
                                              -----------
INDUSTRIALS--0.9%
TRADING COMPANIES &
DISTRIBUTION
  Electrocomponents PLC........     10,847        107,359
                                              -----------
INFORMATION TECHNOLOGY--12.0%
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Spirent PLC....................      5,158         47,045
                                              -----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--3.0%
Altran Technologies SA.........        391         88,780
Cap Gemini SA..................        389         62,964
CMG PLC........................      4,664         62,410
Lloyds TSB Group PLC...........      7,085         74,997
Logica PLC.....................      2,554         65,651
                                              -----------
                                                  354,802
                                              -----------
NETWORKING EQUIPMENT--0.2%
Datacraft Asia Ltd. ...........      6,000         28,320
                                              -----------
OFFICE ELECTRONICS--0.9%
Canon, Inc. ...................      3,000        104,822
                                              -----------
SEMICONDUCTORS--2.1%
Murata Manufacturing Co.,
  Ltd. ........................      1,000        117,051
Rohm Co., Ltd. ................        400         75,821
STMicroelectronics NV..........      1,320         57,829
                                              -----------
                                                  250,701
                                              -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   -----------
SOFTWARE & SERVICES--1.3%
Check Point Software
  Technologies Ltd. (a)........        300    $    40,069
Hitachi Software Engineering
  Co., Ltd. ...................      1,000         72,502
SAP AG.........................        300         34,991
                                              -----------
                                                  147,562
                                              -----------
TELECOMMUNICATIONS--4.1%
Alcatel (a)....................      1,050         59,850
Ericsson Class B (a)...........      9,422        107,557
Nokia Oyj (a)..................      5,053        226,132
Nortel Networks Corp...........      2,593         83,138
                                              -----------
                                                  476,677
                                              -----------
MEDIA--1.5%
PUBLISHING & PRINTING
Singapore Press Holdings
  Ltd. ........................      4,000         59,071
Wolters Kluwer.................      4,200        114,912
                                              -----------
                                                  173,983
                                              -----------
PHARMACEUTICALS & BIOTECHNOLOGY--19.5%
BIOTECHNOLOGY--2.5%
GlaxoSmithKline PLC (a)........     10,267        290,125
                                              -----------
PHARMACEUTICALS--17.0%
Altana AG......................      1,880        297,746
AstraZenca Group PLC...........      2,561        129,227
Aventis S.A. ..................      1,700        149,755
Novartis.......................        118        209,656
Roche Holding AG...............         18        184,298
Sanofi-Synthelabo SA...........      3,129        209,307
Schering AG....................      2,920        166,440
Serono SA Bearer Shares........         85         82,233
Takeda Chemical Industries
  Ltd. ........................      4,000        236,198
UCB SA.........................      3,998        148,710
Yamanouchi Pharmaceutical
  Co. .........................      4,000        172,607
                                              -----------
                                                1,986,177
                                              -----------
TELECOMMUNICATION SERVICES--6.0%
INTEGRATED TELECOM SERVICES--1.6%
Cable & Wireless PLC...........      5,600         74,208
Sonera Group Oyj...............      1,200         21,820
Telefonica SA ADR..............      1,900         95,000
                                              -----------
                                                  191,028
                                              -----------
WIRELESS TELECOM SERVICES--4.4%
China Telecom Ltd. (a).........      6,000         32,475
NTT Mobile Communication
  Network, Inc. ...............          8        137,666
Telecom Italia Mobile SPA......     14,128        113,141
Vodafone AirTouch PLC..........     65,452        229,804
                                              -----------
                                                  513,086
                                              -----------
UNCLASSIFIED/OTHER--1.4%
Autostrade (a).................     24,603        162,722
                                              -----------

                                  SHARES         VALUE
                                -----------   -----------
UTILITIES -- 4.0%
ELECTRIC UTILITIES--2.9%
Endesa S.A. ...................     10,269    $   175,600
Scottish Power PLC.............     21,201        167,680
                                              -----------
                                                  343,280
                                              -----------
GAS UTILITIES--1.1%
Hong Kong & China Gas Co.,
  Ltd. ........................     90,000        132,120
                                              -----------
TOTAL COMMON STOCKS (cost of $11,225,662)
  (b)......................................    10,833,232
                                              -----------
                                    PAR
                                -----------
SHORT-TERM OBLIGATION--12.5%
Repurchase agreement with SBC
  Warburg Ltd., dated 12/29/00,
  due 01/02/01 at 6.000%
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2028, market
  value $1,500,207 (Repurchase
  proceeds $1,472,981)......... $1,472,000      1,472,000
                                              -----------
OTHER ASSET & LIABILITIES, NET--(4.9)%.....      (575,941)
                                              -----------
NET ASSETS--100.0%.........................   $11,729,291
                                              ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $11,244,246.

SUMMARY OF SECURITIES                                 % OF TOTAL
BY COUNTRY                                VALUE       INVESTMENTS
---------------------                  -----------    -----------
United Kingdom                         $ 2,047,615       18.9
Japan                                    1,970,581       18.2
Netherland                               1,240,291       11.4
France                                   1,224,078       11.3
Switzerland                              1,027,660        9.5
Germany                                  1,000,403        9.2
Sweden                                     495,067        4.6
Italy                                      393,585        3.6
Spain                                      324,602        3.0
Hong Kong                                  301,213        2.8
Finland                                    247,952        2.3
United States                              246,527        2.3
Belgium                                    148,710        1.4
Denmark                                    105,877        1.0
Singapore                                   59,071        0.5
                                       -----------        ---
                                       $10,833,232        100%
                                       -----------        ---

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      ACRONYM                NAME
                      -------                ----
                        ADR
                                 American Depositary Receipts

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $11,225,662).............    $10,833,232
Short-term obligations......................................      1,472,000
Receivables:
  Dividends, tax reclaims and interest......................         11,455
  Investments sold..........................................        152,056
  Fund shares sold..........................................          5,581
  Expense reimbursement due from Manager....................          3,689
Other assets................................................          3,391
                                                                -----------
     TOTAL ASSETS...........................................     12,481,404
                                                                -----------
LIABILITIES:
Payables:
  To custodian..............................................         71,018
  Investments purchased.....................................        635,555
  Fund shares repurchased...................................            274
Accrued liabilities:
  Management fee............................................          9,163
  Distribution fee--Class B.................................          2,226
  Bookkeeping fee...........................................          2,037
  Transfer Agent fee........................................            625
  Other expenses............................................         14,196
Other liabilities...........................................         17,019
                                                                -----------
     TOTAL LIABILITIES......................................        752,113
                                                                -----------
NET ASSETS..................................................    $11,729,291
                                                                ===========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $12,723,719
  Accumulated undistributed net investment loss.............        (20,403)
  Accumulated net realized loss on investments..............       (581,623)
  Net unrealized depreciation on investments and foreign
     currency translations..................................       (392,402)
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $11,729,291
                                                                ===========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................           $955
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........             96
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A..........................          $9.95
                                                                ===========
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $11,728,336
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........      1,180,200
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B..........................          $9.94
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $   115,864
Dividends...................................................        101,837
                                                                -----------
     Total investment income (net of foreign taxes withheld
      at source which amounted to $16,300)..................        217,701
EXPENSES:
  Management fee............................................        101,318
  Distribution fee--Class B.................................         27,493
  Bookkeeping fee...........................................         27,000
  Transfer Agent fee........................................          7,500
  Audit fee.................................................          1,540
  Reports to shareholders...................................            140
  Trustees' expense.........................................          5,660
  Custodian fee.............................................         18,544
  Legal fees................................................          1,032
  Miscellaneous expense.....................................          2,082
                                                                -----------
     Total expenses.........................................        192,309
                                                                -----------
Less:
  Expense reimbursable by Manager...........................        (42,341)
                                                                -----------
Net expenses................................................        149,968
                                                                -----------
Net investment income.......................................         67,733
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments and foreign currency
     transactions...........................................       (722,655)
  Change in net unrealized appreciation/depreciation on
     investments and foreign currency translations..........     (1,593,373)
                                                                -----------
Net decrease in net assets resulting from operations........    $(2,248,295)
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                 2000**          1999*
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $    67,733      $   25,852
  Net realized gain (loss) on investments and foreign
     currency transactions..................................     (722,655)          4,053
  Change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........   (1,593,373)      1,200,971
                                                              -----------      ----------
Net increase (decrease) in net assets resulting from
  operations................................................   (2,248,295)      1,230,876
                                                              -----------      ----------
DISTRIBUTIONS DECLARED:
  From net investment income--Class B.......................           --         (25,852)
  In excess of net investment income--Class B...............           --         (36,446)
                                                              -----------      ----------
Total distributions.........................................           --         (62,298)
                                                              -----------      ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................        1,000              --
                                                              -----------      ----------
  Proceeds from fund shares sold--Class B...................    7,512,770       6,730,094
  Cost of fund shares repurchased--Class B..................   (1,243,172)       (253,982)
  Distributions reinvested--Class B.........................           --          62,298
                                                              -----------      ----------
                                                                6,269,598       6,538,410
                                                              -----------      ----------
Net increase in net assets resulting from fund share
  transactions..............................................    6,270,598       6,538,410
                                                              -----------      ----------
Total increase in net assets................................    4,022,303       7,706,988
NET ASSETS:
  Beginning of year.........................................    7,706,988              --
                                                              -----------      ----------
  End of year...............................................  $11,729,291      $7,706,988
                                                              ===========      ==========
Accumulated overdistributed net investment income included
  in ending net assets......................................  $   (20,403)     $  (25,334)
                                                              ===========      ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................           96              --
                                                              ===========      ==========
  Shares sold--Class B......................................      666,976         643,267
  Shares repurchased--Class B...............................     (112,751)        (22,594)
  Distributions reinvested--Class B.........................           --           5,302
                                                              -----------      ----------
                                                                  554,225         625,975
                                                              ===========      ==========

 * For the period from commencement of operations June 1, 1999 to December 31, 1999.
** Class A Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial International Horizons Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LFD, Keyport, and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.
The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY--The Manager receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.15% annually. This arrangement may be terminated by the Manager at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $13,655,543 and $5,722,333, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation     $ 1,118,110
Gross unrealized depreciation      (1,529,124)
                                  -----------
  Net unrealized depreciation     $  (411,014)
                                  ===========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000 capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2007        $  5,000
   2008         401,000
               --------
               $406,000
               --------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                 PERIOD
                                                                 ENDED
                                                              DECEMBER 31,
                                                                2000***
                                                              ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $10.69
                                                                 ------
Net investment income (a)...................................       0.05
Net realized and unrealized loss on investments.............      (0.79)
                                                                 ------
Total from investment operations............................      (0.74)
                                                                 ------
Net asset value, end of period..............................     $ 9.95
                                                                 ======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................      (6.92)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................     $    1
Ratio of expenses to average net assets (e).................       1.15%*
Ratio of net investment income loss to average net assets
  (e).......................................................       0.89%*
Expenses waived or reimbursed by the Manager (e)............       0.40%*
Portfolio turnover ratio....................................         64%**

  * Annualized.

 ** Not annualized.

 *** Class A Shares were initially offered on June 1, 2000.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial International Horizons Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                                  YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2000          1999***
                                                              ------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 12.31          $10.00
                                                                -------          ------
Net investment income (a)...................................       0.06            0.06
Net realized and unrealized gain (loss) on investments......      (2.43)           2.36
                                                                -------          ------
Total from investment operations............................      (2.37)           2.42
                                                                -------          ------
Less distributions:
  From net investment income................................         --           (0.05)
  In excess of net investment income........................         --           (0.06)
                                                                -------          ------
Total distributions.........................................         --           (0.11)
                                                                -------          ------
Net asset value, end of period..............................    $  9.94          $12.31
                                                                =======          ======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................     (19.25)%         24.24%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................    $11,728          $7,707
Ratio of expenses to average net assets (e).................       1.40%           1.40%*
Ratio of net investment income to average net assets (e)....       0.64%           0.85%*
Expenses waived or reimbursed by the Manager (e)............       0.40%           0.96%*
Portfolio turnover ratio....................................         64%              1%**

 *    Annualized.

 **   Not annualized.

 *** For the period from commencement of operations June 1, 1999 to December 31, 1999.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b)  Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial International Horizons Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial International Horizons Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 8, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Colonial Small Cap Value Fund, Variable Series, seeks long-term growth.

   Effective August 1, 2000, Daniel K. Cantor and Jeffrey Kinzel became co-managers of the Fund. Mr. Cantor and Mr. Kinzel are senior vice presidents of Colonial Management Associates, Inc., the Advisor.

A RETURN TO UNDERVALUED STOCKS

  We saw investors return to reasonably valued and undervalued securities. Technology stocks, once the drivers of overall market growth, were having the opposite effect on market performance in 2000. The financial sector in the first part of the year was adversely affected by rising interest rates and the perception of an over-heating domestic economy. By the middle of the year, the perception was that interest rates were flattening and the economy was weakening. The prospect of a decline in interest rates loomed over the horizon. This perception significantly benefited financial stocks. The health care sector, which is considered a less economically sensitive group or a recession-resistant group performed well particularly in the latter part of the year as concerns over the economy intensified. Utility stocks also benefited from a market emphasis on value stocks and a declining interest rate environment.

BOTTOM-UP, RESEARCH-DRIVEN APPROACH

  After assuming management responsibility for the Fund in August 2000, we have reduced the number of holdings. We believe that holding fewer names allows us to better focus on each holding's operations, management, and financial position as well as on the other factors that can influence the value of a particular holding. We employ a more traditional value approach that includes a bottom-up research-driven process to identify good companies trading at compelling prices. Among the qualities we look for in the companies we generally invest in are excellent management, relatively stable businesses and sustainable competitive advantages. We also look for companies that generate strong free cash flow and appear attractively valued. A security is attractively valued if it trades below its intrinsic value, as determined by such measures as price/earnings ratios, price/cash flow, and private market valuation.

OPPORTUNITY IN VOLATILITY

  As bottom-up fundamental stock pickers, we choose not to make market forecasts. Rather we prefer to focus on individual companies, judging each stock on its own inherent strengths. That's where volatility, while unsettling, can provide real opportunities. In an environment where stocks of good companies are oversold, we have the opportunity to build new positions or to add to existing ones at more compelling valuations. If investors begin flocking to a particular sector in search of a safe haven, that gives us the opportunity to pare back.

Investing in smaller company stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                              5/19/98
-----------------------------------------------------------------------
Net Asset Value per share 12/31/00                            $10.73
Net Asset Value per share 12/31/99                              9.12
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
1 year                                                         18.88%
Life of Fund                                                    3.58%
-----------------------------------------------------------------------

    CHANGE IN VALUE OF A $10,000 INVESTMENT: COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES CLASS A SHARES VS. RUSSELL 2000 INDEX(1) AND S&P SMALL CAP 600
                                    INDEX(1)

                             5/19/1998 - 12/31/2000
                                  [LINE GRAPH]

                                                COLONIAL SMALL CAP VALUE
                                                  FUND, VARIABLE SERIES
                                                         CLASS A               RUSSELL 2000 INDEX        S&P SMALL CAP 600 INDEX
                                                ------------------------       ------------------        -----------------------
                                                        10000.00                    10000.00                    10000.00
5/98                                                    10020.00                     9461.00                     9470.00
                                                        10050.10                     9480.87                     9496.52
                                                         9120.43                     8712.92                     8770.98
8/98                                                     7200.58                     7020.87                     7078.18
                                                         7460.52                     7570.60                     7511.37
                                                         7880.55                     7879.48                     7859.89
11/98                                                    8400.66                     8292.37                     8302.41
                                                         8675.37                     8805.67                     8832.10
                                                         8463.69                     8922.78                     8721.70
2/99                                                     7625.78                     8200.04                     7935.87
                                                         7525.12                     8327.96                     8038.25
                                                         8030.06                     9074.14                     8569.58
5/99                                                     8353.67                     9206.62                     8777.82
                                                         8788.06                     9622.76                     9277.27
                                                         8778.39                     9359.10                     9195.63
8/99                                                     8323.67                     9012.81                     8791.03
                                                         8272.90                     9014.62                     8827.95
                                                         8313.43                     9050.67                     8805.88
11/99                                                    8545.38                     9591.00                     9176.61
                                                         9226.45                    10676.70                     9928.17
                                                         8639.64                    10504.80                     9620.40
2/00                                                     9215.91                    12239.20                    10908.60
                                                         9357.83                    11432.60                    10505.00
                                                         9458.90                    10744.30                    10325.30
5/00                                                     9317.01                    10118.00                    10019.70
                                                         9701.81                    11000.20                    10611.80
                                                         9793.00                    10646.00                    10351.90
8/00                                                    10582.30                    11458.30                    11269.00
                                                        10582.30                    11121.50                    10962.50
                                                        10633.10                    10625.40                    11031.60
                                                         9873.91                     9534.20                     9883.19
12/00                                                   10966.00                    10353.00                    11102.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. The Standard & Poor's Small Cap 600 Index is an unmanaged index that tracks the performance of small-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Benchmark performance is from 4/30/98 - 12/31/00.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--91.4%
COMMERCIAL SERVICES & SUPPLIES--7.9%
AIR FREIGHT & COURIERS--0.3%
CNF Transportation, Inc. ......      600        $   20,288
EGL, Inc. (a)..................      700            16,756
                                                ----------
                                                    37,044
                                                ----------
AIRLINES--1.5%
Continental Airlines, Inc.
  Class B (a)..................    2,100           108,413
SkyWest, Inc. .................    2,000            57,500
                                                ----------
                                                   165,913
                                                ----------
COMMERCIAL PRINTING--0.6%
Valassis Communications, Inc.
  (a)..........................    2,150            67,859
                                                ----------
DIVERSIFIED COMMERCIAL SERVICES--1.9%
Cendant Corp. (a)..............   11,800           113,575
Ecolab, Inc. ..................    2,300            99,331
                                                ----------
                                                   212,906
                                                ----------
EMPLOYMENT SERVICES--0.5%
Hall, Kinion & Associates, Inc.
  (a)..........................    1,300            26,163
Spherion Corp. (a).............    2,100            23,756
                                                ----------
                                                    49,919
                                                ----------
OFFICE SERVICES & SUPPLIES--1.1%
Reynolds & Reynolds Co. .......    3,900            78,975
United Stationers, Inc. (a)....    2,000            48,000
                                                ----------
                                                   126,975
                                                ----------
TRUCKING--2.0%
Arkansas Best Corp. (a)........    2,900            53,106
Avis Group Holdings, Inc.
  (a)..........................    2,000            65,125
Dollar Thrifty Automotive
  Group, Inc. (a)..............      900            16,875
USFreightways Corp. ...........    1,500            45,117
XTRA Corp. ....................      800            38,400
                                                ----------
                                                   218,623
                                                ----------
CONSUMER DISCRETIONARY--2.8%
AUTO PARTS & EQUIPMENT--2.4%
ArvinMeritor, Inc. ............      900            10,238
Gentex Corp. (a)...............    3,900            72,638
Lear Corp. (a).................    2,800            69,475
Superior Industries
  International, Inc. .........    1,600            50,500
Tower Automotive, Inc. (a).....    6,800            61,200
                                                ----------
                                                   264,051
                                                ----------
TIRES & RUBBER--0.4%
Cooper Tire & Rubber Co. ......    3,900            41,438
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
CONSUMER DURABLES & APPAREL--4.1%
APPAREL & ACCESSORIES--0.4%
Fossil, Inc. (a)...............    1,550        $   22,451
Kellwood Co. ..................      800            16,900
                                                ----------
                                                    39,351
                                                ----------
FOOTWEAR--0.4%
The Timberland Co. Class A
  (a)..........................      600            40,125
                                                ----------
HOME FURNISHINGS--0.8%
Ethan Allen Interiors, Inc. ...    1,050            35,175
Furniture Brands International,
  Inc. (a).....................    1,800            37,913
Springs Industries, Inc. ......      600            19,463
                                                ----------
                                                    92,551
                                                ----------
HOMEBUILDING--1.2%
NVR, Inc. (a)..................      800            98,880
Toll Brothers, Inc. (a)........      700            28,612
                                                ----------
                                                   127,492
                                                ----------
HOUSEHOLD APPLIANCES--0.3%
Salton, Inc. (a)...............      200             4,138
Toro Co. ......................      900            33,019
                                                ----------
                                                    37,157
                                                ----------
HOUSEHOLD SPECIALTIES--0.7%
Russ Berrie & Co., Inc. .......      800            16,900
The Topps Co., Inc. (a)........    2,800            25,725
Tupperware Corp. ..............    1,800            36,787
                                                ----------
                                                    79,412
                                                ----------
LEISURE PRODUCTS--0.3%
Sturm, Ruger & Company,
  Inc. ........................    3,800            35,863
                                                ----------
CONSUMER STAPLES--2.6%
DISTILLERS & VINTNERS--0.7%
Constellation Brands, Inc.
  Class A (a)..................    1,300            76,375
                                                ----------
FARMING & AGRICULTURE PRODUCTS--0.2%
Delta & Pine Land Co. .........    1,300            27,219
                                                ----------
PACKAGED FOODS--1.7%
Agribrands International, Inc.
  (a)..........................      700            37,450
ConAgra, Inc. .................    1,284            33,384
Hain Celestial Group, Inc.
  (a)..........................    1,100            35,750
Michael Foods, Inc. ...........    1,300            39,163
Suiza Foods Corp. (a)..........      800            38,400
                                                ----------
                                                   184,147
                                                ----------
ENERGY--7.9%
INTEGRATED OIL & GAS--2.1%
Amerada Hess Corp. ............    2,100           153,431
Tesoro Petroleum Corp. (a).....    3,000            34,875
UGI Corp. .....................    1,600            40,500
                                                ----------
                                                   228,806
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
OIL & GAS DRILLING--2.5%
Falcon Drilling Co., Inc.
  (a)..........................      900        $   20,644
Parker Drilling Co. (a)........    7,500            37,969
Patterson Energy, Inc. (a).....    2,900           108,025
Pride International, Inc.
  (a)..........................    4,600           113,275
                                                ----------
                                                   279,913
                                                ----------
OIL & GAS EQUIPMENT & SERVICES--1.2%
Core Laboratories N.V. (a).....    1,000            27,312
Oceaneering International, Inc.
  (a)..........................      900            17,494
Veritas DGC, Inc. (a)..........    2,800            90,440
                                                ----------
                                                   135,246
                                                ----------
OIL & GAS EXPLORATION & PRODUCTION--1.9%
HS Resources, Inc. (a).........    2,100            88,988
Southwestern Energy Co. .......    3,600            37,350
Vintage Petroleum, Inc. .......    3,700            79,550
                                                ----------
                                                   205,888
                                                ----------
OIL & GAS REFINING & MARKETING--0.2%
Penzoil-Quaker State Co. ......    2,000            25,750
                                                ----------
FINANCE, INSURANCE & REAL ESTATE--19.7%
BANKS--12.5%
BancWest Corp. ................    2,100            54,862
Bank United Corp., Class A.....    1,700           115,919
Banknorth Group, Inc. .........    2,100            41,869
Capitol Federal Financial......    3,700            61,975
Commerce Bancorp, Inc. ........    1,015            69,401
Community Bank System, Inc. ...    1,600            39,600
Cullen/Frost Bankers, Inc. ....    1,300            54,356
Downey Financial Corp. ........    2,000           110,000
First Federal Capital Corp. ...    3,200            46,400
Firstar Corp. .................    5,300           123,225
FirstFed Financial Corp. (a)...    3,000            96,938
Greater Bay Bancorp............    1,800            73,800
Hudson United Bancorp..........    2,049            42,901
Independence Community Bank
  Corp. .......................    3,200            51,000
MAF Bancorp, Inc. .............    2,400            68,250
North Fork Bancorporation,
  Inc. ........................    2,000            49,125
Provident Bankshares Corp. ....    2,610            54,484
Staten Island Bancorp, Inc. ...    1,500            32,063
Susquehanna Bancshares,
  Inc. ........................    2,100            34,650
UMB Financial Corp. ...........    1,300            48,588
Webster Financial Corp. .......    2,200            62,287
Whitney Holding Corp. .........    1,500            54,469
                                                ----------
                                                 1,386,162
                                                ----------
DIVERSIFIED FINANCIALS--0.6%
AmeriCredit Corp. (a)..........    2,200            59,950
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
Affiliated Managers Group, Inc.
  (a)..........................      900        $   49,387
Raymond James Financial,
  Inc. ........................    1,000            34,875
                                                ----------
                                                    84,262
                                                ----------
INSURANCE BROKERS--0.6%
Arthur J. Gallagher & Co. .....    1,100            69,988
                                                ----------
LIFE & HEALTH INSURANCE--0.9%
AmerUs Group Co. ..............    1,300            42,088
Delphi Financial Group, Inc.
  Class A (a)..................    1,524            58,674
                                                ----------
                                                   100,762
                                                ----------
MULTI-SECTOR HOLDINGS--0.2%
Walter Industries, Inc. .......    2,400            17,700
                                                ----------
PROPERTY & CASUALTY INSURANCE--3.2%
Fidelity National Financial,
  Inc. ........................    2,840           104,903
Radian Group, Inc. ............    1,800           135,113
State Auto Financial Corp. ....    1,800            32,175
The Midland Co. ...............      900            24,975
The PMI Group, Inc. ...........      900            60,919
                                                ----------
                                                   358,085
                                                ----------
REINSURANCE--0.9%
Enhance Financial Services
  Group, Inc. .................    2,200            33,963
RenaissanceRe Holdings Ltd. ...      900            70,481
                                                ----------
                                                   104,444
                                                ----------
HEALTH CARE--6.1%
HEALTH CARE EQUIPMENT & SERVICES--2.9%
Bindley Western Industries,
  Inc. ........................    1,566            65,087
Hooper Holmes, Inc. ...........    2,100            23,226
Owens & Minor, Inc. ...........    2,800            49,700
Patterson Dental Co. (a).......    1,300            44,038
Quest Diagnostic, Inc. (a).....    1,000           142,000
                                                ----------
                                                   324,051
                                                ----------
HEALTH CARE FACILITIES--2.0%
RehabCare Group, Inc. (a)......    2,900           148,988
Universal Health Services,
  Inc., Class B (a)............      700            78,225
                                                ----------
                                                   227,213
                                                ----------
HEALTH CARE SUPPLIES--0.1%
Luxottica Group SPA ADR........    1,000            13,750
                                                ----------
MANAGED HEALTH CARE--1.1%
Coventry Health Care Inc.
  (a)..........................    2,200            58,713
First Health Group Corp. (a)...    1,300            60,531
                                                ----------
                                                   119,244
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
HOTELS, RESTAURANTS & LEISURE--2.8%
CASINOS & GAMING--1.2%
Anchor Gaming (a)..............    1,600        $   62,400
Argosy Gaming Co. (a)..........    2,100            40,294
Isle of Capri Casinos, Inc.
  (a)..........................    2,500            26,563
                                                ----------
                                                   129,257
                                                ----------
RESTAURANTS--1.6%
CEC Entertainment Inc. (a).....    3,150           107,494
Jack in the Box, Inc. (a)......    1,300            38,269
Sonic Corp. (a)................    1,400            32,638
                                                ----------
                                                   178,401
                                                ----------
HOUSEHOLD & PERSONAL PRODUCTS--0.3%
HOUSEHOLD PRODUCTS
Church & Dwight Co., Inc. .....    1,600            35,600
                                                ----------
INDUSTRIALS--7.3%
AEROSPACE & DEFENSE--0.7%
Alliant Techsystems Inc. (a)...      550            36,713
Precision Castparts Corp. .....    1,000            42,063
                                                ----------
                                                    78,776
                                                ----------
BUILDING PRODUCTS--0.3%
Nortek, Inc. (a)...............    1,300            30,794
                                                ----------
CONSTRUCTION & ENGINEERING--0.2%
Granite Construction, Inc. ....      900            26,044
                                                ----------
CONSTRUCTION & FARM MACHINERY--1.0%
Gehl Co. (a)...................    1,800            24,750
Nacco Industries, Inc., Class
  A............................      700            30,581
Oshkosh Truck Corp. ...........      700            30,800
Terex Corp. (a)................    1,800            29,138
                                                ----------
                                                   115,269
                                                ----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.9%
Baldor Electric Co. ...........      900            19,012
Electro Scientific Industries,
  Inc. (a).....................      800            22,400
Littlefuse, Inc. (a)...........    5,300           151,713
Plexus Corp. (a)...............      200             6,078
Sensormatic Electronics
  Corp. .......................      700            14,044
                                                ----------
                                                   213,247
                                                ----------
INDUSTRIAL CONGLOMERATES--0.3%
Carlisle Cos., Inc. ...........      900            38,644
                                                ----------
INDUSTRIAL MACHINERY--2.9%
Barnes Group, Inc. ............    2,100            41,737
Esterline Technologies Corp.
  (a)..........................    1,800            47,250
Harsco Corp. ..................      900            22,219
Kennametal, Inc. ..............      900            26,213
Manitowoc, Inc. ...............    1,500            43,500

                                   SHARES         VALUE
                                ------------   ------------
Milacron, Inc. ................    1,800        $   28,913
Mueller Industries, Inc. (a)...    1,800            48,263
SPS Technologies, Inc. (a).....      600            32,888
Timken Co. ....................    2,100            31,763
                                                ----------
                                                   322,746
                                                ----------
INFORMATION TECHNOLOGY--11.3%
APPLICATIONS SOFTWARE--1.6%
Barra, Inc. (a)................      900            42,412
Corio, Inc. (a)................      800             1,650
Dendrite International, Inc.
  (a)..........................    1,500            33,563
Lightbridge, Inc. (a)..........    1,000            13,125
Mercury Interactive Corp.
  (a)..........................      200            18,050
Natural MicroSystems Corp.
  (a)..........................      600             5,925
Progress Software Corp. (a)....    1,500            21,656
RSA Security, Inc. (a).........      200            10,575
Remedy Corp. (a)...............      200             3,313
Serena Software, Inc. (a)......      700            23,964
                                                ----------
                                                   174,233
                                                ----------
COMPUTER STORAGE & PERIPHERALS--0.9%
Advanced Digital Information
  Corp. (a)....................      300             6,900
Imation Corp. (a)..............    1,100            17,050
InFocus Systems, Inc. (a)......    1,500            22,125
Iomega Corp. (a)...............    8,800            29,656
Odetics, Inc., Class A (a).....    1,100             9,350
Quatum Corp.-Hard Disk Drive
  (a)..........................    2,500            20,000
                                                ----------
                                                   105,081
                                                ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.9%
Harman International
  Industries, Inc. ............    1,800            65,700
Kemet Corp. (a)................      600             9,075
Park Electrochemical Corp. ....    2,400            73,650
Richardson Electronics,
  Ltd. ........................    1,700            23,375
Tektronix, Inc. ...............      800            26,950
Varian, Inc. (a)...............      300            10,163
                                                ----------
                                                   208,913
                                                ----------
INFORMATION TECHNOLOGY CONSULTING &
SERVICES--1.1%
Affiliated Computer Services,
  Inc., Class A (a)............    1,300            78,894
Bell & Howell Co. .............      800            13,200
CACI International, Inc. Class
  A (a)........................    1,300            29,920
                                                ----------
                                                   122,014
                                                ----------
NETWORKING EQUIPMENT--0.3%
Anixter International, Inc.
  (a)..........................    1,700            36,763
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
OFFICE ELECTRONICS--0.2%
Zebra Technologies Corp., Class
  A (a)........................      600        $   24,478
                                                ----------
SEMICONDUCTOR EQUIPMENT--0.9%
Cymer, Inc. (a)................      700            18,014
Helix Technology Corp. ........      100             2,367
Lam Research Corp. (a).........      800            11,600
MKS Instruments, Inc. (a)......      700            10,850
Mattson Technology, Inc. (a)...      300             3,094
Silicon Valley Group, Inc.
  (a)..........................    2,000            57,500
                                                ----------
                                                   103,425
                                                ----------
SEMICONDUCTORS--1.8%
Actel Corp. (a)................    1,000            24,187
Alpha Industries, Inc. (a).....      600            22,200
Cree, Inc. (a).................      200             7,106
Cypress Semiconductor Corp.
  (a)..........................      700            13,781
ESS Technology, Inc. (a).......      800             4,100
Elantec Semiconductor, Inc.
  (a)..........................      200             5,550
Exar Corp. (a).................      200             6,197
General Semiconductor, Inc.
  (a)..........................    1,800            11,250
Integrated Device Technology,
  Inc. (a).....................      300             9,938
International Rectifier Corp.
  (a)..........................    1,500            45,000
SemTech Corp. (a)..............    1,000            22,063
TelCom Semiconductor, Inc.
  (a)..........................      300             3,413
Texas Instruments, Inc. (a)....      260            12,317
TriQuint Semiconductor, Inc.
  (a)..........................      200             8,737
                                                ----------
                                                   195,839
                                                ----------
SYSTEMS SOFTWARE--0.5%
Health Management Systems, Inc.
  (a)..........................    3,700             5,550
Inprise Corp. (a)..............    2,000            11,063
Sybase, Inc. (a)...............    2,200            43,588
                                                ----------
                                                    60,201
                                                ----------
TECHNOLOGY HARDWARE & EQUIPMENT--0.5%
Compaq Computer Corp. .........    3,400            51,170
                                                ----------
TELECOMMUNICATIONS EQUIPMENT--1.6%
Advanced Fibre Communications,
  Inc. (a).....................      800            14,450
Andrew Corp. (a)...............    5,300           115,275
Audiovox Corp. Class A (a).....      700             6,300
Brightpoint, Inc. (a)..........    3,000            10,500
CommScope, Inc. (a)............      900            14,906
Glenayre Technologies, Inc.
  (a)..........................    2,600             9,181
Tollgrade Communications, Inc.
  (a)..........................      100             3,650
                                                ----------
                                                   174,262
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
MATERIALS--2.8%
COMMODITY CHEMICALS--0.3%
PolyOne Corp. .................    4,900        $   28,788
                                                ----------
CONSTRUCTION MATERIALS--0.5%
Centex Construction Products,
  Inc. ........................      800            21,850
Texas Industries, Inc. ........    1,300            39,000
                                                ----------
                                                    60,850
                                                ----------
CONTAINERS & PACKAGING--0.4%
Longview Fibre Co. ............    3,100            41,850
                                                ----------
SPECIALTY CHEMICALS--1.6%
Albemarle Corp. ...............    1,100            27,225
Cytec Industries, Inc. (a).....    2,800           111,825
Lubrizol Corp. ................    1,500            38,605
                                                ----------
                                                   177,655
                                                ----------
MEDIA--2.0%
ADVERTISING--0.7%
Advo, Inc. ....................    1,100            48,812
True North Communications,
  Inc. ........................      800            34,000
                                                ----------
                                                    82,812
                                                ----------
BROADCASTING & CABLE--0.7%
Emmis Communications Corp.
  Class A (a)..................    2,000            57,375
USA Networks, Inc. (a).........    1,248            24,258
                                                ----------
                                                    81,633
                                                ----------
PUBLISHING & PRINTING--0.6%
Knight-Ridder, Inc. ...........      700            39,813
Penton Media, Inc. ............      800            21,500
                                                ----------
                                                    61,313
                                                ----------
METALS & MINING--0.7%
METALS & MINING
Bethlehem Steel Corp. (a)......    3,200             5,600
Quanex Corp. ..................    1,600            32,200
Worthington Industries,
  Inc. ........................    4,400            35,475
                                                ----------
                                                    73,275
                                                ----------
PAPER & FOREST PRODUCTS--1.0%
FOREST PRODUCTS--0.4%
Rayonier Inc. .................    1,100            43,794
                                                ----------
PAPER PRODUCTS--0.6%
Boise Cascade Corp. ...........    1,000            33,624
Glatfelter (P.H.) Co. .........    2,400            29,880
                                                ----------
                                                    63,504
                                                ----------
PHARMACEUTICALS & BIOTECHNOLOGY--3.6%
BIOTECHNOLOGY--2.0%
Aurora Biosciences Corp. (a)...      200             6,288
Cell Genesys, Inc. (a).........      800            18,250
IDEC Parmaceuticals Corp.
  (a)..........................      300            56,869

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
IDEXX Laboratories, Inc. (a)...    1,100        $   24,200
Protein Design Labs, Inc.
  (a)..........................      600            52,125
Vertex Pharmaceuticals, Inc.
  (a)..........................      600            42,900
Vical, Inc. (a)................      900            16,650
                                                ----------
                                                   217,282
                                                ----------
PHARMACEUTICALS--1.6%
Alpharma, Inc., Class A........      900            39,488
Barr Laboratories, Inc. (a)....      600            43,762
King Pharmaceuticals, Inc.
  (a)..........................    1,100            56,856
Shire Pharmaceuticals Group PLC
  ADR (a)......................      726            33,423
                                                ----------
                                                   173,529
                                                ----------
RETAILING--1.3%
COMPUTER & ELECTRONICS RETAIL--0.3%
Handleman Co. .................    1,400            10,500
Musicland Stores Corp. (a).....    1,700            21,038
                                                ----------
                                                    31,538
                                                ----------
GENERAL MERCHANDISE STORES--0.3%
Ross Stores, Inc. .............    1,800            30,375
                                                ----------
SPECIALTY STORES--0.7%
Rent-A-Center, Inc. (a)........    1,600            55,200
Zale Corp. (a).................      800            23,250
                                                ----------
                                                    78,450
                                                ----------
TELECOMMUNICATION SERVICES--1.0%
TELECOMMUNICATION SERVICES
Arch Wireless Inc. (a).........    1,900             1,187
Boston Communications Group
  (a)..........................    1,700            47,388
Powerwave Technology (a).......      700            40,950
Price Communications (a).......    1,100            18,494
                                                ----------
                                                   108,019
                                                ----------
UTILITIES--6.2%
ELECTRIC UTILITIES--3.9%
Allete.........................    1,800            44,663
Cleco Corp. ...................      700            38,325
Idacorp, Inc. .................    1,600            78,500

                                   SHARES         VALUE
                                ------------   ------------
Public Service Co. of New
  Mexico.......................    2,600        $   69,713
RGS Energy Group, Inc. ........    2,100            68,119
Sierra Pacific Resources.......    2,932            47,095
UIL Holdings Corp. ............      700            34,825
Vectren Corp. .................    1,100            28,188
WPS Resources Corp. ...........      700            25,769
                                                ----------
                                                   435,197
                                                ----------
GAS UTILITIES--2.3%
Energen Corp. .................    2,500            80,469
NUI Corp. .....................    1,000            32,188
Northwest Natural Gas Co. .....    2,100            55,650
Oneok, Inc. ...................    1,800            86,738
                                                ----------
                                                   255,045
                                                ----------
TOTAL COMMON STOCKS
  (cost of $8,796,357) (b)..................    10,135,700
                                                ----------

                                    PAR
                                ------------
SHORT-TERM OBLIGATION--8.8%
Repurchase agreement with SBC
  Warburg Ltd., dated 12/29/00,
  due 01/02/01 at 6.000%
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2028, market
  value $988,587 (Repurchase
  proceeds $970,647)...........   $970,000         970,000
                                               -----------
OTHER ASSET & LIABILITIES, NET--(0.2)%......       (21,187)
                                               -----------
NET ASSETS--100.0%..........................   $11,084,513
                                               ===========
NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) The cost for federal income tax purposes is $8,829,969.

       ACRONYM                    NAME
       -------                    ----
         ADR           American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $8,796,357)..............    $10,135,700
Short-term obligations......................................        970,000
Cash........................................................            145
Receivables:
  Dividends and interest....................................          8,775
  Fund shares sold..........................................            669
  Expense reimbursement due from Manager....................         32,127
                                                                -----------
    TOTAL ASSETS............................................     11,147,416
                                                                -----------
LIABILITIES:
Payables:
  Fund shares repurchased...................................         24,667
Accrued liabilities:
  Management fee............................................          6,711
  Bookkeeping fee...........................................          2,084
  Transfer Agent fee........................................            625
  Other expenses............................................         28,816
                                                                -----------
    TOTAL LIABILITIES.......................................         62,903
                                                                -----------
NET ASSETS..................................................    $11,084,513
                                                                ===========
NET ASSETS REPRESENTED BY:
  Paid-in-capital...........................................    $ 9,821,620
  Accumulated undistributed net investment income...........            682
  Accumulated net realized loss on investments..............        (77,132)
  Net unrealized appreciation on investments................      1,339,343
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $11,084,513
                                                                ===========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $ 7,616,112
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........        709,775
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A..........................         $10.73
                                                                ===========
                                                                $ 3,468,401
NET ASSETS APPLICABLE TO CLASS B SHARES.....................
                                                                ===========
                                                                    323,329
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B..........................         $10.73
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $   52,995
Dividends...................................................        72,212
                                                                ----------
    Total investment income.................................       125,207
                                                                ----------
EXPENSES:
  Management fee............................................        53,931
  Distribution fee--Class B.................................         1,641
  Bookkeeping fee...........................................        27,000
  Transfer Agent fee........................................         7,500
  Audit fee.................................................        23,015
  Reports to shareholders...................................           622
  Trustees' expense.........................................         5,556
  Custodian fee.............................................         8,467
  Legal fees................................................            97
  Miscellaneous expense.....................................         1,329
                                                                ----------
    Total expenses..........................................       129,158
                                                                ----------
Less:
  Expense reimbursable by Distributor.......................        (1,641)
  Expense reimbursable by Manager...........................       (55,429)
                                                                ----------
Net expenses................................................        72,088
                                                                ----------
Net investment income.......................................        53,119
                                                                ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................       245,827
  Net change in net unrealized appreciation/depreciation on
    investments.............................................     1,090,750
                                                                ----------
Net increase in net assets resulting from operations........    $1,389,696
                                                                ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                  YEAR            YEAR
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                 2000*            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $    53,119      $    5,488
  Net realized gain (loss) on investments...................      245,827        (104,297)
  Change in unrealized appreciation/depreciation on
     investments............................................    1,090,750         368,888
                                                              -----------      ----------
Net increase in net assets resulting from operations........    1,389,696         270,079
                                                              -----------      ----------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................      (35,161)         (5,317)
  From net realized gains on investments--Class A...........      (43,518)             --
  From net investment income--Class B.......................      (15,832)             --
  From net realized gains on investments--Class B...........      (19,599)             --
                                                              -----------      ----------
  Total distributions.......................................     (114,110)         (5,317)
                                                              -----------      ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................    3,703,891       1,874,756
  Cost of fund shares repurchased--Class A..................   (1,094,196)       (110,309)
  Distributions reinvested--Class A.........................       78,679           5,317
                                                              -----------      ----------
                                                                2,688,374       1,769,764
                                                              -----------      ----------
  Proceeds from fund shares sold--Class B...................    3,344,146              --
  Cost of fund shares repurchased--Class B..................      (75,574)             --
  Distributions reinvested--Class B.........................       35,431              --
                                                              -----------      ----------
                                                                3,304,003              --
                                                              -----------      ----------
Net increase in net assets resulting from fund share
  transactions..............................................    5,992,377       1,769,764
                                                              -----------      ----------
Total increase in net assets................................    7,267,963       2,034,526
NET ASSETS:
  Beginning of year.........................................    3,816,550       1,782,024
                                                              -----------      ----------
  End of year...............................................  $11,084,513      $3,816,550
                                                              ===========      ==========
Accumulated (overdistributed) undistributed net investment
  income included in ending net assets......................  $       682      $   (1,444)
                                                              ===========      ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................      393,662         223,556
  Shares repurchased--Class A...............................     (109,838)        (13,079)
  Distributions reinvested--Class A.........................        7,333             621
                                                              -----------      ----------
                                                                  291,157         211,098
                                                              ===========      ==========
  Shares sold--Class B......................................      327,403              --
  Shares repurchased--Class B...............................       (7,376)             --
  Distributions reinvested--Class B.........................        3,302              --
                                                              -----------      ----------
                                                                  323,329              --
                                                              ===========      ==========

* Class B Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Small Cap Value Fund, Variable Series ("the Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization equities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in the Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES:

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 1.10% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 1.10%. If additional reimbursement is needed to meet the limit, the Manager will then reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

Prior to May 30, 2000, the Manager voluntarily agreed to waive fees and bear certain Fund expenses in the event that total expenses as defined above exceeded 1.00% annually of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $8,654,549 and $3,288,925, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation     $2,125,138
Gross unrealized depreciation       (819,407)
                                  ----------
  Net unrealized appreciation     $1,305,731
                                  ==========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2000, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the year amounted to $2,662.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial Small Cap Value Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                    YEAR            YEAR           PERIOD
                                                                   ENDED           ENDED           ENDED
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                    2000            1999          1998***
                                                                ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................       $ 9.12          $ 8.59          $10.00
                                                                   ------          ------          ------
Net investment income (a)...................................         0.07            0.02            0.08
Net realized and unrealized gain (loss) on investments......         1.65            0.52           (1.41)
                                                                   ------          ------          ------
Total from investment operations............................         1.72            0.54           (1.33)
                                                                   ------          ------          ------
Less distributions:
  From net investment income................................        (0.05)          (0.01)          (0.07)
  In excess of net investment income........................           --              --           (0.01)
  From net realized gains on investments....................        (0.06)             --              --
                                                                   ------          ------          ------
Total distributions.........................................        (0.11)          (0.01)          (0.08)
                                                                   ------          ------          ------
Net asset value, end of year................................       $10.73          $ 9.12          $ 8.59
                                                                   ======          ======          ======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................        18.88%           6.34%         (13.25)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................       $7,616          $3,817          $1,782
Ratio of expenses to average net assets (e).................         1.07%           1.00%           1.00%*
Ratio of net investment income to average net assets (e)....         0.76%           0.23%           1.41%*
Expenses waived or reimbursed by Manager (e)................         0.82%           2.66%           3.32%*
Portfolio turnover ratio....................................           54%             74%             51%**

  * Annualized.

 ** Not annualized.

 *** For the period from the commencement of operations May 19, 1998 to December
     31, 1998.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

2000 FEDERAL TAX INFORMATION (UNAUDITED)
100% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for the dividends received deduction.
For the fiscal year ended December 31, 2000, the Fund earned $63,118 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Colonial Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial Small Cap Value Fund, Variable Series (the "Fund")(a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Colonial Strategic Income Fund, Variable Series, seeks as high a level of current income as is consistent with prudent risk and maximizing total return.

   Carl C. Ericson and Laura A. Ostrander are portfolio co-managers of Colonial Strategic Income Fund, Variable Series, and are senior vice presidents of Colonial Management Associates, Inc. Mr. Ericson is also director of the Taxable Fixed Income Department.

  Despite this year's difficulties in the bond market, we stuck to the strategy that has led the Fund to post historically solid long-term results. We remained committed to maintaining a well-diversified portfolio that was invested across three sectors of the bond market--U.S. government bonds, high yield corporate bonds, and foreign bonds. History has shown that these markets generally react differently to market conditions, which allows the Fund to seek income from all three sectors while reducing the volatility associated with single-market investing.

U.S. TREASURIES LEAD PERFORMANCE

  After an extremely difficult year in 1999, U.S. Treasury bonds posted strong returns for the 12 months ended December 31, 2000. This recovery was mainly the result of government buybacks, and reduced inflationary fears caused by the slowing economy.

  Most other sectors of the domestic bond market struggled during the period. This was especially true in the high yield market, which was out of favor throughout most of the period. High yield bond prices lagged as yields rose in response to short-term interest rate increases.

  On the foreign side, we saw declines in developed market bonds, but emerging market bonds experienced stronger returns. Many emerging market bonds are denominated in U.S. dollars, so the currency risk created by a strong dollar was not a factor.

  Overall the recovery in the Treasury market was not enough to offset the negative returns in the other two markets. However broad diversification helped to cushion the Fund against the downturn in high yield bonds.

AN INCREASED WEIGHTING IN GOVERNMENT BONDS

  In response to these market conditions, we shifted the weighting of the portfolio slightly. We increased our U.S. government bond holdings in order to take advantage of strong performance in this sector. We decreased our weightings in both foreign bonds (from 27.0% of net assets at the beginning of the period to 23.8% at year-end) and high yield corporate bonds (from 39.8% of net assets at the beginning of the period to 38.1% at year-end).

  We also shifted the focus of our foreign holdings from developed markets to emerging markets, ending the period with about 60% of foreign holdings in emerging markets and 40% in developed markets.

LOWER RATES HELP RETURNS

  Our outlook for the future is optimistic. In the fourth quarter of 2000, it became clear that the economy was slowing down, prompting the Federal Reserve to shift their policy away from further interest rate increases. The Fed has reduced interest rates twice already, and there is reason to believe they are willing to act quickly and forcefully in order to avoid recession. Declining interest rates generally benefit bond markets across the board.

  Going forward, we plan to maintain the Fund's highly diversified approach. This allows us to take advantage of opportunities wherever they may appear.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Holdings are disclosed as a percentage of net assets as of December 31, 2000 except where otherwise noted, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                                7/5/94
-----------------------------------------------------------------------
Net Asset Value per share 12/31/00                            $ 9.43
Net Asset Value per share 12/31/99                             10.44
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
1 year                                                          0.16%
5 years                                                         5.31%
Life of Fund                                                    6.98%

    CHANGE IN VALUE OF A $10,000 INVESTMENT: COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES CLASS A SHARES VS. LEHMAN GOVERNMENT/CORPORATE BOND INDEX

                             7/5/1994 - 12/31/2000
                                  [LINE GRAPH]

                                                              COLONIAL STRATEGIC INCOME FUND,      LEHMAN GOVERNMENT/CORPORATE
                                                                  VARIABLE SERIES CLASS A                   BOND INDEX
                                                              -------------------------------      ---------------------------
7/94                                                                      10000.00                           10000.00
                                                                          10130.40                           10180.60
                                                                          10090.90                           10026.90
                                                                          10131.30                           10015.80
                                                                          10020.80                            9997.83
                                                                          10110.00                           10063.80
1/95                                                                      10244.50                           10257.00
                                                                          10492.40                           10495.00
                                                                          10678.10                           10565.30
                                                                          10874.60                           10713.20
                                                                          11173.60                           11162.10
                                                                          11225.00                           11251.40
7/95                                                                      11328.30                           11207.50
                                                                          11328.30                           11351.00
                                                                          11524.30                           11466.80
                                                                          11678.70                           11635.30
                                                                          11792.00                           11827.30
                                                                          11959.40                           12001.20
1/96                                                                      12134.00                           12075.60
                                                                          12035.80                           11819.60
                                                                          11981.60                           11720.30
                                                                          12035.50                           11639.40
                                                                          12046.40                           11619.60
                                                                          12122.20                           11774.20
7/96                                                                      12220.40                           11801.30
                                                                          12362.20                           11771.80
                                                                          12611.90                           11981.30
                                                                          12807.40                           12260.50
                                                                          13112.20                           12486.00
                                                                          13134.50                           12347.50
1/97                                                                      13099.00                           12362.30
                                                                          13194.60                           12388.20
                                                                          13004.60                           12240.80
                                                                          13171.10                           12419.50
                                                                          13385.80                           12535.00
                                                                          13575.90                           12685.50
7/97                                                                      13897.60                           13073.60
                                                                          13803.10                           12927.20
                                                                          14101.30                           13130.20
                                                                          14125.20                           13340.20
                                                                          14197.30                           13410.90
                                                                          14335.00                           13551.80
1/98                                                                      14565.80                           13742.80
                                                                          14603.70                           13715.40
                                                                          14705.90                           13757.90
                                                                          14770.60                           13826.70
                                                                          14835.60                           13974.60
                                                                          14860.80                           14117.10
7/98                                                                      14990.10                           14128.40
                                                                          14435.50                           14403.90
                                                                          14757.40                           14815.90
                                                                          14782.50                           14710.70
                                                                          15206.70                           14799.00
                                                                          15197.60                           14836.00
1/99                                                                      15320.70                           14941.30
                                                                          15143.00                           14585.70
                                                                          15348.90                           14658.60
                                                                          15554.60                           14695.30
                                                                          15238.80                           14543.90
                                                                          15252.50                           14498.80
7/99                                                                      15238.80                           14458.20
                                                                          15184.00                           14446.70
                                                                          15266.00                           14576.70
                                                                          15266.00                           14614.60
                                                                          15362.10                           14605.80
                                                                          15468.10                           14516.70
1/00                                                                      15319.60                           14512.40
                                                                          15512.70                           14693.80
                                                                          15453.70                           14906.80
                                                                          15320.80                           14833.80
                                                                          15187.50                           14820.40
                                                                          15468.50                           15122.80
7/00                                                                      15587.60                           15283.10
                                                                          15751.30                           15498.60
                                                                          15565.40                           15557.50
                                                                          15283.70                           15655.50
                                                                          15016.20                           15923.20
12/00                                                                     15492.00                           16237.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Corporate Bond Index
(6/30/1994 - 12/31/00) is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                PAR           VALUE
                           -------------   ------------
BONDS & NOTES--94.3%
CORPORATE FIXED INCOME BONDS & NOTES--38.1%
CONSTRUCTION--0.4%
BUILDING CONSTRUCTION
Atrium Companies, Inc.,
  10.500% 5/1/09.......... $     500,000   $    410,000
Morrison Knudsen Corp.,
  11.500% 7/1/10 (a)......       320,000        238,400
                                           ------------
                                                648,400
                                           ------------
FINANCE, INSURANCE & REAL ESTATE--0.4%
Depository Institutions
  Sovereign Bancorp, Inc.,
  10.500% 11/15/06........       550,000        533,500
                                           ------------
MANUFACTURING--11.8%
CHEMICALS & ALLIED PRODUCTS--2.5%
Agricultural Minerals Co.,
  L.P., 10.750% 9/30/03...       340,000        204,000
Allied Waste North
  America, Inc., 10.000%
  8/1/09..................       890,000        836,600
Bio-Rad Laboratories,
  Inc., 11.625% 2/15/07...       275,000        283,250
Huntsman ICI Holdings
  L.L.C., 12/31/09........     1,760,000        484,000
HydroChem Industrial
  Services, 10.375%
  8/1/07..................       350,000        262,500
LaRoche Industries, Inc.,
  9.500% 9/15/07..........       500,000         45,000
Lyondell Chemical Co.,
  10.875% 5/1/09..........       230,000        217,350
PCI Chemicals Canada,
  Inc., 9.250% 10/15/07...       350,000         98,000
Sterling Chemicals, Inc.:
  11.250% 4/1/07..........       750,000        352,500
  11.750% 8/15/06.........       225,000        110,250
Terra Industries, Inc.,
  10.500% 6/15/05.........       410,000        262,400
Texas Petrochemical Corp.,
  11.125% 7/1/06..........       605,000        453,750
                                           ------------
                                              3,609,600
                                           ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--1.2%
Ekabel Hessen, 14.500%
  9/1/10 (a)..............       150,000        126,000
Flextronics International,
  LTD, 9.875% 7/1/10......       300,000        294,000
Gentek, Inc., 11.000%
  8/1/09..................       500,000        500,000
TransDigm, Inc., 10.375%
  12/1/08.................     1,000,000        870,000
                                           ------------
                                              1,790,000
                                           ------------

                                PAR           VALUE
                           -------------   ------------
FABRICATED METAL--0.3%
Earle M. Jorgensen & Co.,
  9.500% 4/1/05........... $     250,000   $    200,000
Euramax International,
  PLC, 11.250% 10/1/06....       450,000        288,000
                                           ------------
                                                488,000
                                           ------------
FOOD & KINDRED PRODUCTS--0.8%
Di Giorgio Corp., 10.000%
  6/15/07.................       750,000        628,125
Premier International
  Foods, PLC, 12.000%
  9/1/09..................       750,000        622,500
                                           ------------
                                              1,250,625
                                           ------------
FURNITURE & FIXTURES--0.1%
Juno Lighting, Inc.,
  11.875% 7/1/09..........       200,000        152,000
                                           ------------
MACHINERY & COMPUTER EQUIPMENT--0.6%
IMO Industries, Inc.,
  11.750% 5/1/06..........       425,000        416,500
Numatics, Inc., 9.625%
  4/1/08..................       650,000        403,000
                                           ------------
                                                819,500
                                           ------------
MEASURING & ANALYZING INSTRUMENTS--0.1%
Envirosource, Inc., 9.750%
  6/15/03.................       500,000        100,000
                                           ------------
MISCELLANEOUS MANUFACTURING--1.7%
Actuant Corp., 13.000%
  5/1/09..................       120,000        111,600
Azteca Holdings SA,
  11.000% 6/15/02.........       400,000        396,000
Blount, Inc., 13.000%
  8/1/09..................       510,000        395,250
ISG Resources, Inc.,
  10.000% 4/15/08.........       580,000        174,000
Koppers Industries, Inc.,
  9.875% 12/1/07..........       600,000        553,500
Owens-Illinois, Inc.,
  7.500% 5/15/10..........       750,000        397,500
Polymer Group, Inc.,
  9.000% 7/1/07...........       150,000         99,000
Special Devices, Inc.,
  11.375% 12/15/08........     1,000,000        200,000
Tekni-Plex, Inc., 12.750%
  6/15/10.................       265,000        212,000
                                           ------------
                                              2,538,850
                                           ------------
PAPER PRODUCTS--2.0%
Flowserve Corp., 12.250%
  8/15/10.................       250,000        252,500
Gaylord Container Corp.,
  9.750% 6/15/07..........       950,000        608,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                PAR           VALUE
                           -------------   ------------
Repap New Brunswick, Inc.,
  10.625% 4/15/05......... $     640,000   $    659,200
Riverwood International
  Corp.:
  10.625% 8/1/07..........       500,000        497,500
  10.875% 4/1/08..........       500,000        452,500
Stone Container Corp.,
  10.750% 10/1/02.........       500,000        507,500
                                           ------------
                                              2,977,200
                                           ------------
PETROLEUM REFINING--0.2%
Benton Oil & Gas Co.:
  9.375% 11/1/07..........       445,000        262,550
  11.625% 5/1/03..........        45,000         31,050
                                           ------------
                                                293,600
                                           ------------
PRIMARY METAL--1.0%
Algoma Steel, Inc.,
  12.375% 7/15/05.........       150,000         51,000
Bayou Steel Corp.,
  9.500% 5/15/08..........       500,000        175,000
Kaiser Aluminum & Chemical
  Corp.:
  10.875% 10/15/06........       500,000        410,000
  12.750% 2/1/03..........       240,000        156,000
Keystone Consolidated
  Industries, Inc.,
  9.625% 8/1/07...........       485,000        218,250
Renco Metals, Inc.,
  11.500% 7/1/03..........       500,000         75,000
WCI Steel Inc.,
  10.000% 12/1/04.........       420,000        294,000
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (e).....       750,000         22,500
                                           ------------
                                              1,401,750
                                           ------------
PRINTING & PUBLISHING--0.2%
American Lawyer Media,
  Inc.,
  9.750% 12/15/07.........       230,000        200,100
Cable Satisfaction
  International, Inc.,
  12.750% 3/1/10..........       225,000        157,500
                                           ------------
                                                357,600
                                           ------------
RUBBER & PLASTIC--0.4%
Metromedia Fiber Network,
  Inc.,
  10.000% 12/15/09........       700,000        595,000
                                           ------------

                                PAR           VALUE
                           -------------   ------------
STONE, CLAY, GLASS & CONCRETE--0.2%
Anchor Gaming,
  9.875% 10/15/08 (a)..... $     225,000   $    231,187
Owens-Illinois, Inc.,
  8.100% 5/15/07..........        75,000         42,000
                                           ------------
                                                273,187
                                           ------------
TRANSPORTATION EQUIPMENT--0.5%
Collins & Aikman Products
  Co.:
  10.000% 1/15/07.........       150,000        147,000
  11.500% 4/15/06.........       500,000        385,000
LDM Technologies, Inc.,
  10.750% 1/15/07.........       465,000        232,500
                                           ------------
                                                764,500
                                           ------------
MINING & ENERGY--2.7%
GOLD & SILVER MINING--0.1%
Callahan Nordrhein-
  Westfalen Gmb
  14.000% 7/15/10 (a).....       225,000        202,500
                                           ------------
OIL & GAS EXTRACTION--2.3%
Belden & Blake Corp.,
  9.875% 6/15/07..........       305,000        253,150
HS Resources, Inc.,
  9.250% 11/15/06.........       320,000        321,600
Magnum Hunter Resources,
  Inc.,
  10.000% 6/1/07..........       450,000        444,937
Mariner Energy, Inc.,
  10.500% 8/1/06..........       450,000        425,250
Ocean Energy, Inc.,
  8.875% 7/15/07..........       600,000        615,000
Pemex Project Funding
  Master Trust,
  9.125% 10/13/10.........       700,000        694,750
Vintage Petroleum, Inc.,
  9.750% 6/30/09..........       600,000        630,000
                                           ------------
                                              3,384,687
                                           ------------
OIL & GAS FIELD SERVICES--0.3%
Magellan Health Services,
  Inc.,
  9.000% 2/15/08..........       545,000        386,950
                                           ------------
RETAIL TRADE--0.2%
FOOD STORES
Partner Communications
  Co., LTD,
  13.000% 8/15/10.........       300,000        249,000
                                           ------------
SERVICES--4.8%
AMUSEMENT & RECREATION--2.2%
Boyd Gaming Corp.,
  9.500% 7/15/07..........       300,000        267,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                PAR           VALUE
                           -------------   ------------
Coast Hotels & Casinos,
  Inc.,
  9.500% 4/1/09........... $     550,000   $    529,375
Hollywood Casino Corp.,
  11.250% 5/1/07..........       600,000        616,500
Hollywood Casino
  Shreveport,
  13.000% 8/1/06..........       400,000        428,000
Hollywood Park, Inc.,
  9.250% 2/15/07..........       750,000        750,000
Horseshoe Gaming, L.L.C.,
  9.375% 6/15/07..........       600,000        606,000
Mohegan Tribal Gaming
  Authority,
  8.750% 1/1/09...........       110,000        110,275
                                           ------------
                                              3,307,150
                                           ------------
BUSINESS SERVICES--0.4%
Unisys Corp.,
  11.750% 10/15/04........       500,000        527,500
                                           ------------
HEALTH SERVICES--1.1%
Dynacare, Inc.,
  10.750% 1/15/06.........       255,000        239,700
InSight Health Services
  Corp.,
  9.625% 6/15/08..........       150,000        133,500
Tenet Healthcare Corp.,
  8.625% 1/15/07..........     1,250,000      1,284,375
                                           ------------
                                              1,657,575
                                           ------------
HOTELS, CAMPS & LODGING--1.0%
Eldorado Resorts L.L.C.,
  10.500% 8/15/06.........       500,000        495,000
Mandalay Resort Group,
  10.250% 8/1/07..........       365,000        362,262
MGM Mirage, Inc.,
  8.500% 9/15/10..........       600,000        618,972
                                           ------------
                                              1,476,234
                                           ------------
OTHER SERVICES--0.1%
Intertek Finance, PLC,
  10.250% 11/1/06.........       250,000        125,000
                                           ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--17.7%
AIR TRANSPORTATION--0.4%
U.S. Air, Inc.,
  10.375% 3/1/13..........       675,000        597,375
                                           ------------

                                PAR           VALUE
                           -------------   ------------
BROADCASTING--1.6%
Allbritton Communications
  Co.,
  9.750% 11/30/07......... $     450,000   $    438,750
Cumulua Media, Inc.,
  10.375% 7/1/08..........       100,000         80,000
Fox Family Worldwide,
  Inc.,
  9.250% 11/1/07..........       135,000        132,300
LIN Holding Corp.,
  stepped coupon,
  (10.000% 3/1/03)
  (b) 3/1/08..............       600,000        429,000
Sinclair Broadcast Group,
  Inc.,
  9.000% 7/15/07..........       680,000        615,400
Young Broadcasting Corp.,
  11.750% 11/15/04........       650,000        655,688
                                           ------------
                                              2,351,138
                                           ------------
CABLE--4.3%
Adelphia Communications Corp.,
  9.875% 3/1/07...........       370,000        344,100
Charter Communications
  Holding LLC,
  stepped coupon,
  (9.920% 4/1/04)
  (b) 4/1/11..............     1,500,000        881,250
Comcast UK Cable Partners
  Ltd.,
  11.200% 11/15/07........       500,000        425,000
EchoStar DBS Corp.,
  9.250% 2/1/06...........     1,000,000        975,000
FrontierVision Holdings
  L.P., stepped coupon,
  (11.875% 9/15/01)
  (b) 9/15/07.............       550,000        462,000
Northland Cable
  Television, Inc.,
  10.250% 11/15/07........       500,000        330,000
NTL, Inc.: stepped coupon:
  (11.000% 10/1/01) (b)
     10/1/08..............       250,000        140,000
  (9.750% 4/15/04) (a)(b)
     4/15/09..............     1,250,000        822,305
  11.875% 10/1/10.........     1,100,000        979,000
Telewest Communication
  PLC,
  11.000% 10/1/07 (c).....     1,000,000        895,000
                                           ------------
                                              6,253,655
                                           ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                PAR           VALUE
                           -------------   ------------
COMMUNICATIONS--2.0%
Call-Net Enterprises,
  Inc., stepped coupon,
  (10.800% 5/15/04)
  (b) 5/15/09............. $     500,000   $    135,000
  8.000% 8/15/08..........       195,000         75,075
  9.375% 5/15/09..........       130,000         54,600
Centennial Cellular Corp.,
  10.750% 12/15/08........       375,000        352,500
Exodus Communications,
  Inc.:
  10.750% 12/15/09........       560,000        476,000
  11.625% 7/15/10 (a).....       145,000        129,050
Grupo Iusacell S.A.,
  14.250% 12/1/06.........       250,000        248,750
Metrocall, Inc.,
  11.000% 9/15/08.........        65,000         15,600
Spectrasite Holdings,
  Inc.: stepped coupon,
  (11.250% 4/15/04)
  (b) 4/15/09.............     1,430,000        743,600
  10.750% 3/15/10.........       100,000         89,000
Time Warner Telecom
  L.L.C.,
  9.750% 7/15/08..........       300,000        279,000
United Pan-Europe
  Communications N.V.,
  11.500% 2/1/10..........       450,000        292,500
XM Satellite Radio Inc.,
  14.000% 3/15/10.........       150,000         79,500
                                           ------------
                                              2,970,175
                                           ------------
ELECTRIC SERVICES--0.6%
The AES Corp.,
  9.500% 6/1/09...........       680,000        703,800
CMS Energy Corp.,
  9.875% 10/15/07.........       125,000        130,674
                                           ------------
                                                834,474
                                           ------------
MOTOR FREIGHT & WAREHOUSING--0.2%
MTL, Inc.,
  10.000% 6/15/06.........       500,000        325,000
                                           ------------
TELECOMMUNICATION--8.6%
Adelphia Business
  Solutions, stepped
  coupon,
  (13.000% 4/15/01)
  (b) 4/15/03.............       350,000        252,000
AirGate PCS, Inc., stepped
  coupon,
  (13.500% 10/1/04)
  (b) 10/1/09.............       500,000        287,500
Carrier 1 International
  SA,
  13.250% 2/15/09.........       500,000        365,000

                                PAR           VALUE
                           -------------   ------------
Crown Castle International
  Corp., stepped coupon,
  (10.375% 5/15/04)
  (b) 5/15/11............. $     605,000   $    403,837
FLAG Telecom Holdings
  Ltd.,
  11.625% 3/30/10.........       135,000        105,300
  11.630% 3/30/10 (a)..... EU    335,000        246,184
Global Crossing Ltd.,
  9.125% 11/15/06......... $     580,000        555,350
Horizon PCS, Inc., stepped
  coupon,
  (14.000% 10/01/05)
  (a)(b) 10/1/10..........       315,000        129,150
Jazztel PLC:
  13.250% 12/15/09........ KB    250,000        150,744
  14.000% 7/15/10 (a)..... $      95,000         59,073
KMC Telecom Holdings,
  Inc.,
  13.500% 5/15/09.........       750,000        217,500
Level 3 Communications,
  Inc.:
  10.750% 3/15/08 (a).....       410,000        322,545
  11.000% 3/15/08.........       275,000        242,000
McLeodUSA, Inc. stepped
  coupon,
  (10.500% 03/1/02)
  (b) 3/1/07..............       500,000        417,500
  8.375% 3/15/08..........       150,000        131,250
Metrocall, Inc.,
  10.375% 10/1/07.........       300,000         75,000
Microcell
  Telecommunications,
  Inc., stepped coupon,
  (14.000% 12/1/01)
  (b) 6/1/06..............       500,000        477,500
Nextel Communications,
  Inc.: stepped coupon,
  (9.750% 10/31/02)
  (b) 10/31/07............       885,000        657,112
  9.375% 11/15/09.........     1,000,000        937,500
Nextel International,
  Inc.: stepped coupon,
  (12.125% 4/15/03)
  (b) 4/15/08 (a).........       250,000        135,000
  12.750% 8/1/10..........       600,000        492,000
Nextel Partners,
  11.000% 3/15/10 (a).....       225,000        214,875
Nextlink Communications,
  Inc.,
  10.750% 11/15/08........       500,000        412,500
  10.750% 6/1/09..........     1,000,000        825,000
Ono Finance PLC:
  13.000% 5/1/09..........       500,000        385,000
  14.000% 7/15/10 (a)..... KB    450,000        423,967

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                PAR           VALUE
                           -------------   ------------
RCN Corp., stepped coupon,
  (11.125% 10/15/02)
  (b) 10/15/07............ $     500,000   $    180,000
Sprint Spectrum L.P.,
  stepped coupon,
  (12.500% 8/15/01)
  (b) 8/15/06.............       850,000        850,000
TeleCorp PCS, Inc.,
  stepped coupon,
  (11.625% 4/15/04)
  (b) 4/15/09.............     1,500,000      1,027,500
UbiquiTel Operating Co.,
  stepped coupon,
  (14.000% 4/15/05)
  (b) 4/15/10.............       225,000         97,875
Viatel, Inc.,
  11.500% 3/15/09.........       500,000        155,000
Williams Communications
  Group, Inc.:
  10.875% 10/1/09.........       635,000        469,900
  11.700% 8/1/08..........       315,000        245,700
Winstar Communications
  Unit,
  12.750% 4/15/10.........        50,000         35,000
Winstar Equipment Corp.,
  12.500% 4/15/08.........       750,000        540,000
Worldwide Fiber, Inc.,
  12.000% 8/1/09..........       250,000        190,000
                                           ------------
                                             12,711,362
                                           ------------
WHOLESALE TRADE--0.1%
DURABLE GOODS--0.1%
Holmes Products Corp.,
  9.875% 11/15/07.........       500,000        195,000
                                           ------------
TOTAL CORPORATE FIXED INCOME BONDS & NOTES
  (cost of $66,615,272).................     56,148,087
                                           ------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS--23.8%
Government of Canada,
  10.000% 6/1/08.......... CD  1,330,000      1,131,951
Government of France,
  8.500% 10/25/08......... FF    920,000      1,066,839
Government of Mexico
  11.375% 9/15/16......... $     572,000        666,380
Government of New Zealand,
  8.000% 11/15/06......... NZ  2,800,000      1,359,677
Hellenic Republic:
  8.600% 3/26/08.......... GD460,500,000      1,514,520
  8.800% 6/19/07..........   145,000,000        475,532
  8.900% 3/21/04..........   530,000,000      1,635,389

                                PAR           VALUE
                           -------------   ------------
Norwegian Government
  Bonds:
  6.750% 1/15/07.......... NK  7,690,000   $    905,361
  9.500% 10/31/02.........    23,025,000      2,744,650
Poland Non-US GLB Bearer
  PDI:
  8.500% 10/12/04......... PZ  7,690,000      1,557,725
  8.500% 6/12/05..........     2,000,000        407,985
Province of Ontario,
  8.250% 12/1/05.......... CD    505,000        375,086
  9.000% 9/15/04..........     1,020,000        758,348
Republic of Argentina,
  11.250% 4/10/06......... DM  1,375,000        657,380
Republic of Brazil:
  11.000% 8/17/40......... $   1,930,000      1,571,985
  12.000% 11/17/06........       740,000        765,237
  12.750% 1/15/20.........     1,425,000      1,385,813
Republic of Bulgaria,
  6.500% 7/28/11..........     3,012,000      2,259,000
Republic of Colombia,
  11.750% 2/25/20.........       920,000        786,600
Republic of Panama,
  10.750%
  5/15/20.................       345,000        335,306
Republic of South Africa:
  12.000% 2/28/05......... SA  4,345,000        572,087
  13.000% 8/31/10.........     5,625,000        752,667
Republic of Turkey,
  12.375%
  6/15/09................. $   1,085,000      1,009,050
Russian Federation,
  9.000% 3/25/04.......... DM    670,000        291,276
  11.000% 7/24/18......... $   4,384,000      3,068,800
Swedish Government Bonds:
  6.000% 2/9/05........... SK  3,295,000        369,105
  10.250% 5/5/03..........     9,200,000      1,101,948
United Kingdom Government
  Bonds,
  8.500% 12/7/05.......... KB    720,000      1,230,838
United Kingdom Treasury,
  9.000% 10/13/08.........     1,020,000      1,905,338
United Mexican States:
  6.250% 12/31/19......... $     750,000        680,625
  8.625% 3/12/08..........       698,000        696,255
  10.375% 1/29/03......... DM  1,850,000        951,846
                                           ------------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $40,533,088).................     34,990,599
                                           ------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS--32.2%
Federal Home Loan
  Mortgage,
  8.000% 10/1/26.......... $     916,280        939,471

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                PAR           VALUE
                           -------------   ------------
Federal National Mortgage
  Association,
  7.125% 2/15/05.......... $     151,000   $    158,621
  7.125% 3/15/07..........     1,470,000      1,569,225
Freddie Mac,
  5.750% 9/15/10..........     2,375,000      2,298,072
Government National
  Mortgage Association,
  8.000% 4/15/17..........       766,029        786,138
U.S. Treasury Bonds:
  8.750% 5/15/17..........     6,011,000      8,073,494
  11.625% 11/15/04........     8,119,000      9,936,925
  12.000% 8/15/13.........     7,528,000     10,635,634
U.S. Treasury Notes:
  6.500% 10/15/06.........     3,050,000      3,254,930
  10.375% 11/15/12........     3,800,000      4,885,356
  11.875% 11/15/03........     4,094,000      4,815,568
                                           ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $43,583,160).................     47,353,434
                                           ------------
COLLATERALIZED MORTGAGE--0.2%
AIR TRANSPORTATION
United Airlines, Inc.,
  9.200% 3/22/08..........       236,990        258,871
                                           ------------
TOTAL BONDS & NOTES
  (cost of $258,257)....................    138,750,991
                                           ------------
                              SHARES
                           -------------
PREFERRED STOCK--1.3%
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES--1.3%
BROADCASTING--0.3%
Granite Broadcasting Corp.
  12.75% PIK..............           260         32,532
PriMedia Inc.
  9.20% PIK...............         5,000        405,000
  10.00%..................           480         40,800
                                           ------------
                                                478,332
                                           ------------
CABLE--0.9%
CSC Holdings Limited PIK
  PFD 11.125%.............         8,253        862,410
CSC Holdings Limited PIK
  PFD 11.75%..............         4,671        506,038
                                           ------------
                                              1,368,448
                                           ------------
COMMUNICATIONS--0.1%
Dobson Communication Corp.
  12.25% PIK..............           187        164,139
                                           ------------
TOTAL PREFERRED STOCKS
  (cost of $2,377,784)..................      2,010,919
                                           ------------

                              SHARES          VALUE
                           -------------   ------------
COMMON STOCK--0.2% (C)
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--0.2%
COMMUNICATIONS--0.0%
UbiquiTel Operating Co....           225   $      4,500
                                           ------------
TELECOMMUNICATIONS--0.2%
AirGate PCS, Inc..........           752         26,689
Jazztel PLC...............            95            179
Price Communications
  Corp....................        11,833        198,934
XM Satellite Radio
  Holdings, Inc...........           150          3,750
                                           ------------
                                                229,552
                                           ------------
TOTAL COMMON STOCKS
  (cost of $178,193)....................        234,052
                                           ------------
WARRANTS--0.0% (C)
RETAIL TRADE--0.0%
Food Stores Ono Finance
  PLC (a).................           500         30,000
Pathmark Stores Inc. .....         2,938         14,139
                                           ------------
                                                 44,139
                                           ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction
  International, Inc.,....           225            225
                                           ------------
TELECOMMUNICATIONS--0.0%
Carrier 1 International...           235         22,325
                                           ------------
TOTAL WARRANTS
  (cost of $466,571)....................         66,689
                                           ------------
TOTAL INVESTMENTS--95.8%
  (cost of $156,294,251) (d)............    141,062,651
                                           ------------
                                PAR
                           -------------
SHORT-TERM OBLIGATION--2.3%
Repurchase agreement with
  SBC Warburg Ltd., dated
  12/29/00, due 01/02/01
  at 6.000%,
  collateralized by U.S.
  Treasury Notes with
  various maturities to
  2028, market value
  $3,464,133 (Repurchase
  proceeds $3,401,266)....    $3,399,000      3,399,000
                                           ------------
FORWARD CURRENCY CONTRACTS (F)--(0.4)%..       (584,408)
                                           ------------
OTHER ASSETS & LIABILITIES, NET--2.3%...      3,330,458
                                           ------------
NET ASSETS--100%........................   $147,207,701
                                           ============

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

'NOTES TO INVESTMENT PORTFOLIO:
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of these securities amounted to $3,310,236 or 2.2% of net assets.
(b) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(c) Non-income producing.
(d) Cost for federal income tax purposes is $156,347,112.
(e) This issuer is in default of certain debt covenants. Income is not being accrued.
(f) As of December 31, 2000, the Fund had entered into the following forward currency exchange contracts:

                       IN                              NET
   CONTRACTS        EXCHANGE       SETTLEMENT       UNREALIZED
  TO DELIVER          FOR             DATE        (DEPRECIATION)
---------------   ------------   --------------   --------------
CD    2,255,000   US$1,505,609      02/01/01        $ (37,306)
EU    3,072,000   US$2,897,700      01/22/01         (267,498)
EU      343,900   US$  324,608      02/07/01          (20,136)
KB    2,146,750   US$3,211,884      02/08/01         (122,419)
NK   16,875,000   US$1,921,862      02/07/01          (82,764)
SK    9,400,000   US$  999,943      01/22/01          (68,419)
                                                    ---------
                                                    $(598,542)
                                                    =========

                      IN
   CONTRACTS       EXCHANGE    SETTLEMENT   NET UNREALIZED
  TO RECEIVE         FOR          DATE       APPRECIATION
---------------   ----------   ----------   --------------
EU      164,000   US$154,695    01/22/01       $14,134

SUMMARY OF SECURITIES                 % OF TOTAL
BY COUNTRY                VALUE       INVESTMENTS
---------------------  ------------   -----------
United States          $106,072,052      75.2
Brazil                    3,723,035       2.6
Norway                    3,650,011       2.6
Greece                    3,625,441       2.6
Russia                    3,360,076       2.4
United Kingdom            3,136,176       2.2
Mexico                    2,995,106       2.1
Canada                    2,265,385       1.6
Bulgaria                  2,259,000       1.6
Poland                    1,965,710       1.4
Sweden                    1,471,053       1.0
New Zealand               1,359,677       1.0
South Africa              1,324,754       0.9
France                    1,066,839       0.8
Turkey                    1,009,050       0.7
Colombia                    786,600       0.6
Argentina                   657,380       0.5
Panama                      335,306       0.2
                       ------------       ---
                        141,062,651       100%
                       ------------       ---

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ACRONYM         NAME
-------         ----
  PIK    Payment-In-Kind
  CD     Canadian Dollars
  DM     German Deutchemarks
  EU     Euro
  FF     French Francs
  GD     Greek Dracmas
  KB     British Pounds
  NK     Norweigan Krona
  NZ     New Zealand Dollars
  PZ     Polish Zloty
  SA     South African Rand
  SK     Swedish Krona

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $156,294,251)............    $141,062,651
Short-term obligations......................................       3,399,000
Cash (including foreign currencies).........................          23,535
Receivables:
  Unrealized appreciation on forward currency exchange                14,134
    contracts...............................................
  Dividends, tax reclaims and interest......................       3,771,132
  Expense reimbursement due from Distributor................             229
Other Assets................................................           4,563
                                                                ------------
    TOTAL ASSETS............................................     148,275,244
                                                                ------------
LIABILITIES:
Payables:
  Unrealized depreciation on forward currency exchange               598,542
    contracts...............................................
  Fund shares repurchased...................................         241,763
  Investments purchased.....................................          58,668
Accrued liabilities:
  Management fee............................................          77,694
  Bookkeeping fee...........................................             844
  Transfer Agent fee........................................             625
  Other expenses............................................          62,682
Other liabilities...........................................          26,725
                                                                ------------
    TOTAL LIABILITIES.......................................       1,067,543
                                                                ------------
NET ASSETS..................................................    $147,207,701
                                                                ============
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $171,400,007
  Accumulated undistributed net investment income...........         (23,968)
  Accumulated net realized loss on investments..............      (8,364,857)
  Net unrealized depreciation on investments and foreign         (15,803,481)
    currency translations...................................
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF            $147,207,701
  BENEFICIAL INTEREST.......................................
                                                                ============
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $143,628,547
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      15,238,603
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A..........................           $9.43
                                                                ============
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $  3,579,154
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........         380,491
                                                                ============
NET ASSET VALUE PER SHARE--CLASS B..........................           $9.41
                                                                ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $15,717,523
Dividends...................................................        236,034
                                                                -----------
    Total investment income (net of foreign taxes withheld
     at source which amounted to $5,040)....................     15,953,557
                                                                -----------
EXPENSES:
  Management fee............................................      1,028,637
  Distribution fee--Class B.................................          2,006
  Bookkeeping fee...........................................         64,709
  Transfer Agent fee........................................          7,500
  Audit fee.................................................         20,190
  Reports to Shareholders...................................         23,910
  Trustees' expense.........................................         11,038
  Custodian fee.............................................         31,286
  Legal fee.................................................          1,136
  Miscellaneous expense.....................................          6,062
                                                                -----------
    Total expenses..........................................      1,196,474
Less:
  Expenses reimbursable by Distributor......................           (229)
                                                                -----------
Net Expenses................................................      1,196,245
                                                                -----------
Net investment income.......................................     14,757,312
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments and foreign currency
    transactions............................................     (7,053,133)
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency translations...........     (7,609,011)
                                                                -----------
Net increase in net assets resulting from operations........    $    95,168
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
                                                                   2000*            1999
                                                                ------------    ------------
OPERATIONS:
  Net investment income.....................................    $ 14,757,312    $ 12,827,684
  Net realized loss on investments and foreign currency
     transactions...........................................      (7,053,133)     (1,918,881)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........      (7,609,011)     (8,255,332)
                                                                ------------    ------------
Net increase in net assets resulting from operations........          95,168       2,653,471
                                                                ------------    ------------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................     (13,667,405)    (12,580,994)
  From net investment income--Class B.......................        (337,858)             --
  Return of capital--Class A................................        (450,613)             --
  Return of capital--Class B................................         (11,139)             --
                                                                ------------    ------------
Total distributions.........................................     (14,467,015)    (12,580,994)
                                                                ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................      10,348,339      68,528,972
  Cost of fund shares repurchased--Class A..................     (37,510,692)    (19,466,196)
  Distributions reinvested--Class A.........................      14,118,018      12,580,994
                                                                ------------    ------------
                                                                 (13,044,335)     61,643,770
                                                                ------------    ------------
  Proceeds from fund shares sold--Class B...................       3,914,148              --
  Cost of fund shares repurchased--Class B..................        (340,804)             --
  Distributions reinvested--Class B.........................         348,997              --
                                                                ------------    ------------
                                                                   3,922,341              --
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from fund
  share transactions........................................      (9,121,994)     61,643,770
                                                                ------------    ------------
Total increase (decrease) in net assets.....................     (23,493,841)     51,716,247
NET ASSETS:
  Beginning of year.........................................     170,701,542     118,985,295
                                                                ------------    ------------
  End of year...............................................     147,207,701     170,701,542
                                                                ============    ============
Accumulated overdistributed net investment income included
  in ending net assets......................................    $    (23,968)   $   (130,069)
                                                                ============    ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................         994,916       6,168,168
  Shares repurchased--Class A...............................      (3,605,712)     (1,753,858)
  Distributions reinvested--Class A.........................       1,499,498       1,201,623
                                                                ------------    ------------
                                                                  (1,111,298)      5,615,933
                                                                ============    ============
  Shares sold--Class B......................................         376,183              --
  Shares repurchased--Class B...............................         (32,852)             --
  Distributions reinvested--Class B.........................          37,160              --
                                                                ------------    ------------
                                                                     380,491              --
                                                                ============    ============

* Class B Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Strategic Income Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high level of current income, as is consistent with prudent risk and maximizing total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in the Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. ("the Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000 Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Foreign currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Effective January 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize premium and discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/ depreciation.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000 the Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 1.00% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 1.00%. If additional reimbursement is needed to meet the limit, the Manager will then reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

Prior to May 30, 2000, the Manager voluntarily agreed to waive fees and bear certain Fund expenses in the event that total expenses as defined above exceeded 0.80% annually of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.
The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year December 31, 2000, purchases and sales of investments, other than short term obligations, were $74,166,249 and $76,342,590, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation    $  7,497,570
Gross unrealized depreciation     (22,782,031)
                                 ------------
  Net unrealized depreciation    $(15,284,461)
                                 ============

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2006       $  102,000
   2007          845,000
   2008        5,834,000
              ----------
              $6,781,000
              ----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------------
                                                 2000          1999          1998         1997         1996
                                               --------      --------      --------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $  10.44      $  11.08      $  11.15      $ 11.04      $ 10.99
                                               --------      --------      --------      -------      -------
Net investment income (a)..................        0.97          0.95          0.91         0.90         0.92
Net realized and unrealized gain (loss) on
  investments..............................       (0.96)        (0.75)        (0.24)        0.11         0.16
                                               --------      --------      --------      -------      -------
Total from investment operations...........        0.01          0.20          0.67         1.01         1.08
                                               --------      --------      --------      -------      -------
Less distributions:
  From net investment income...............       (0.99)        (0.84)        (0.72)       (0.79)       (0.96)
  In excess of net investment income.......          --            --         (0.02)       (0.05)          --
  From net realized gains on investments...          --            --            --        (0.05)       (0.07)
  In excess of net realized gains on
     investments...........................          --            --            --        (0.01)          --
  Return of capital........................       (0.03)           --            --           --           --
                                               --------      --------      --------      -------      -------
Total distributions........................       (1.02)        (0.84)        (0.74)       (0.90)       (1.03)
                                               --------      --------      --------      -------      -------
Net asset value, end of year...............    $   9.43      $  10.44      $  11.08      $ 11.15      $ 11.04
                                               ========      ========      ========      =======      =======
TOTAL RETURN:
Total investment return (b)(d).............        0.16%         1.78%         6.03%        9.11%(c)     9.83%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)............    $143,629      $170,702      $118,985      $73,175      $53,393
Ratio of expenses to average net assets
  (e)......................................        0.76%         0.75%         0.78%        0.80%        0.80%
Ratio of net investment income to average
  net assets (e)...........................        9.36%         8.57%         7.92%        7.86%        8.13%
Expenses waived or reimbursed by the
  Manager (e)..............................          --            --            --         0.02%        0.06%
Portfolio turnover ratio...................          31%           35%           50%          94%         114%

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Colonial Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust: Colonial U.S. Growth and Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Colonial U.S. Growth & Income Fund, Variable Series, seeks long-term growth and income.

   Effective August 1, 2000, Harvey B. Hirshhorn and Scott Schermerhorn became co-managers of the Fund. Mr. Hirshhorn and Mr. Schermerhorn are senior vice presidents of Colonial Management Associates, Inc.

VALUE RETURNS TO FAVOR

  Looking back, 2000 was the year investors returned to value investing. In 1999, the markets favored growth funds. It was one of the worst years for value managers. Then in 2000, the situation reversed. Value investing tended to perform better than the broad market. Technology stocks, the high rollers of 1999, began to spiral downward in 2000. A review of our actual stock selection shows that we did quite well across the board.

VALUE RETURNS TO FAVOR

  Even though technology stocks overall were down, the Fund's performance in this sector was good. Our strategy was to avoid some of the high fliers with high price/earnings ratios and little valuation support. Instead, we concentrated on service companies such as EDS (1.6% of net assets). The Fund's performance also benefited from a strong performance in such sectors as consumer staples and energy.

  In 1999, we saw some of the lowest oil prices in recent memory. In hindsight, we correctly assumed that oil prices declined dramatically as a result of the Asian crisis in 1998. When the price of oil declined, oil and energy stocks had some of the lowest valuations we had ever seen--a situation which we viewed as temporary. In fact the situation has turned around, and the Fund has benefited from a very good performance in this sector.

  In the consumer staples sector, our best performer during the period was Philip Morris Companies Inc (3.2% of net assets). There were two main reasons behind this resurgence in the company's valuation. First, the legal environment for tobacco companies was improving. The prevailing belief is that the administration of George W. Bush will probably be less litigious than the Clinton administration. Philip Morris is the world's largest tobacco firm. Second, the fundamentals for food companies improved. Food companies have had a difficult time over a number of years. Philip Morris owns Kraft Foods, Inc. (and Kraft Foods International, Inc.), the largest food company in the United States, the second largest in the world. An improving legal climate for tobacco companies and improved fundamentals for food companies combined to help the stock price for Philip Morris rise significantly during the latter half of 2000.

SLOWING GROWTH AND A DEFENSIVE STRATEGY

  It's quite clear that the economy is slowing, and the strength of retail sales and consumer confidence is ebbing. The prevailing assumption is that the economy is going to have a soft landing, meaning that the Federal Reserve is going to slow the economy down a little bit and then economic growth should begin again. However, we believe there's a possibility that the economy may have a hard landing--that there will be a longer gap before the resumption of growth. We are looking at a more defensive investment strategy in the months ahead. Regardless, our emphasis has been on--and continues to be on--high quality well run companies with attractive valuations.

An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments. Changes in interest rates, changes in the financial strength of issuers of lower rated bonds, foreign, political and economic developments also may affect Fund performance.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Colonial U.S. Growth and Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                                7/5/94
-----------------------------------------------------------------------
Net Asset Value per share 12/31/00                            $18.27
Net Asset Value per share 12/31/99                             19.85
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
1 year                                                          3.60%
5 years                                                        17.57%
Life of Fund                                                   18.69%
-----------------------------------------------------------------------

        CHANGE IN VALUE OF A $10,000 INVESTMENT: COLONIAL U.S. GROWTH &
         INCOME FUND, VARIABLE SERIES CLASS A SHARES VS. S&P 500 INDEX

                             7/5/1994 - 12/31/2000
                                  [LINE GRAPH]

                                                               COLONIAL U.S. GROWTH & INCOME
                                                               FUND, VARIABLE SERIES CLASS A              S&P 500 INDEX
                                                               -----------------------------              -------------
6/94                                                                      10000.00                           10000.00
                                                                          10260.00                           10328.00
                                                                          10670.40                           10750.40
                                                                          10460.20                           10488.10
                                                                          10630.70                           10723.00
                                                                          10251.20                           10332.70
                                                                          10440.80                           10485.60
                                                                          10705.00                           10757.20
                                                                          11132.10                           11175.70
                                                                          11427.10                           11505.40
                                                                          11661.40                           11843.60
                                                                          12077.70                           12316.20
6/95                                                                      12342.20                           12601.90
                                                                          12769.20                           13019.00
                                                                          12718.10                           13051.60
                                                                          13145.50                           13602.40
                                                                          13094.20                           13553.40
                                                                          13591.80                           14147.00
                                                                          13541.50                           14420.10
                                                                          13903.00                           14910.30
                                                                          14176.90                           15049.00
                                                                          14253.50                           15193.50
                                                                          14779.40                           15416.80
                                                                          15129.70                           15813.00
6/96                                                                      14801.40                           15873.10
                                                                          14089.50                           15171.50
                                                                          14560.00                           15491.70
                                                                          15272.00                           16362.30
                                                                          15655.40                           16813.90
                                                                          16773.20                           18083.30
                                                                          16498.10                           17725.30
                                                                          17704.10                           18831.30
                                                                          17691.70                           18980.10
                                                                          16984.00                           18201.90
                                                                          17889.30                           19286.80
                                                                          18910.80                           20465.20
6/97                                                                      19629.30                           21375.90
                                                                          21195.80                           23075.30
                                                                          20464.50                           21783.10
                                                                          21520.50                           22974.60
                                                                          20534.80                           22207.20
                                                                          21370.60                           23235.40
                                                                          21815.10                           23635.10
                                                                          22055.10                           23895.10
                                                                          23581.30                           25617.90
                                                                          24772.20                           26929.50
                                                                          24759.80                           27204.20
                                                                          24143.30                           26736.30
6/98                                                                      25067.90                           27821.80
                                                                          24571.60                           27526.90
                                                                          20568.90                           23549.30
                                                                          21519.20                           25058.80
                                                                          23354.80                           27093.50
                                                                          24774.70                           28735.40
                                                                          26209.20                           30390.60
                                                                          26893.20                           31660.90
                                                                          25820.20                           30676.20
                                                                          26656.80                           31903.30
                                                                          27395.20                           33137.90
                                                                          27033.60                           32355.90
6/99                                                                      28609.60                           34145.20
                                                                          27897.20                           33083.20
                                                                          27590.40                           32917.80
                                                                          26641.20                           32015.90
                                                                          27701.60                           34042.50
                                                                          28064.50                           34733.60
                                                                          29355.40                           36775.90
                                                                          27773.20                           34929.70
                                                                          26826.10                           34269.60
                                                                          29473.80                           37621.10
                                                                          29444.40                           36488.70
                                                                          29297.20                           35740.70
6/00                                                                      28898.70                           36619.90
                                                                          29106.80                           36048.70
                                                                          30969.60                           38287.30
                                                                          30248.00                           36265.70
                                                                          30462.80                           36113.40
                                                                          28991.40                           33267.70
12/00                                                                     30411.20                           33430.70

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's 500 Index (from 6/30/94) is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
COMMON STOCKS--96.2%
COMMERCIAL SERVICES & SUPPLIES--6.0%
DATA PROCESSING SERVICES--2.5%
Automatic Data Processing,
  Inc. .......................    15,900      $  1,006,669
The Sabre Group Holdings,
  Inc. .......................    95,200         4,105,500
                                              ------------
                                                 5,112,169
                                              ------------
DIVERSIFIED COMMERCIAL SERVICES--0.5%
Moody's Corp. ................    36,800           945,300
                                              ------------
ENVIRONMENTAL SERVICES--3.0%
Waste Management, Inc. .......   220,900         6,129,975
                                              ------------
CONSUMER DISCRETIONARY--2.5%
AUTO PARTS & EQUIPMENT--0.2%
Delphi Automotive Systems
  Corp. ......................    38,100           428,625
                                              ------------
AUTOMOBILE MANUFACTURERS--0.0%
Ford Motor Co. ...............        16               375
                                              ------------
TIRES & RUBBER--2.3%
Goodyear Tire & Rubber Co. ...   205,900         4,733,641
                                              ------------
CONSUMER DURABLES & APPAREL--25.3%
CAPITAL GOODS--21.0%
Anheuser Busch Cos., Inc. ....    48,800         2,220,400
Archer Daniels Midland Co. ...   375,600         5,634,000
Conagra, Inc. ................   166,200         4,321,200
CVS Corp. ....................    23,900         1,432,506
General Mills, Inc. ..........    24,500         1,091,781
Heinz (H.J.) Co. .............    83,300         3,951,544
Kimberly Clark Corp. .........    34,800         2,460,012
PepsiCo, Inc. ................    39,500         1,957,719
Philip Morris Companies,
  Inc. .......................   153,400         6,749,600
Procter & Gamble Co. .........    92,600         7,263,312
Sara Lee Corp. ...............   269,100         6,609,769
                                              ------------
                                                43,691,843
                                              ------------
FOOTWEAR--1.1%
Nike, Inc. Class B............    39,400         2,199,012
                                              ------------
LEISURE PRODUCTS--1.6%
Mattel, Inc. .................   235,500         3,400,620
                                              ------------
PHOTOGRAPHIC EQUIPMENT--1.6%
Eastman Kodak Co. ............    86,000         3,386,250
                                              ------------
ENERGY--13.8%
INTEGRATED OIL & GAS--12.0%
Amerada Hess Corp. ...........    55,300         4,040,356
The British Petroleum Co. PLC
  ADR.........................    25,700         1,230,387
Chevron Corp. ................    17,900         1,511,431
Exxon Mobil Corp. ............    54,835         4,767,218
Minnesota Mining Corp. .......    16,900         2,036,450
Phillips Petroleum Co. .......    65,800         3,742,375

                                  SHARES         VALUE
                               ------------   ------------
Royal Dutch Petroleum Co. ....    64,100      $  3,882,056
USX-Marathon Group............   137,600         3,818,400
                                              ------------
                                                25,028,673
                                              ------------
OIL & GAS DRILLING--0.9%
Diamond Offshore Drilling,
  Inc. .......................    29,400         1,176,000
Falcon Drilling Co., Inc.
  (a).........................    34,400           789,050
                                              ------------
                                                 1,965,050
                                              ------------
OIL & GAS EQUIPMENT & SERVICES--0.9%
Schlumberger Ltd. ............    24,300         1,942,481
                                              ------------
FINANCE, REAL-ESTATE & INSURANCE--13.1%
BANKS--0.9%
FleetBoston Financial
  Corp. ......................    52,400         1,968,275
                                              ------------
DIVERSIFIED FINANCIAL SERVICES--3.8%
Citigroup, Inc. ..............    38,933         1,988,016
Fannie Mae....................    24,500         2,125,375
Freddie Mac...................    55,300         3,808,788
                                              ------------
                                                 7,922,179
                                              ------------
INSURANCE BROKERS--1.9%
Aon Corp. ....................   116,700         3,996,975
                                              ------------
MULTI-LINE INSURANCE--0.9%
American International Group,
  Inc. .......................    18,200         1,793,838
                                              ------------
PROPERTY & CASUALTY INSURANCE--5.6%
Berkshire Hathaway, Inc. Class
  A (a).......................       100         7,100,000
XL Capital Ltd. Class A.......    50,900         4,447,388
                                              ------------
                                                11,547,388
                                              ------------
HEALTH CARE--3.0%
HEALTH CARE EQUIPMENT--1.7%
Boston Scientific Corp.,
  (a).........................   264,700         3,623,081
                                              ------------
MANAGED HEALTH CARE--1.3%
Aetna Life and Casualty Co.
  (a).........................    64,800         2,660,850
                                              ------------
HOTELS, RESTAURANTS & LEISURE--2.7%
RESTAURANTS
McDonald's Corp. .............   163,100         5,545,400
                                              ------------
INDUSTRIALS--7.6%
AEROSPACE & DEFENSE--4.1%
Boeing Co. ...................    55,500         3,663,000
Raytheon Co. Class B..........   157,600         4,895,450
                                              ------------
                                                 8,558,450
                                              ------------
CONSTRUCTION & FARM MACHINERY--1.1%
Deere & Co. ..................    52,000         2,382,250
                                              ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.5%
Emerson Electric Co. .........    39,600         3,120,975
                                              ------------
INDUSTRIAL GASES--0.9%
Praxair, Inc. ................    41,400         1,837,125
                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
INFORMATION TECHNOLOGY--2.6%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.7%
Electronic Data Systems
  Corp. ......................    56,600      $  3,268,650
                                              ------------
SYSTEMS SOFTWARE--0.9%
Computer Associates
  International, Inc. ........    89,600         1,747,200
                                              ------------
MEDIA--0.3%
MOVIES & ENTERTAINMENT
The Walt Disney Co. ..........    23,400           677,137
                                              ------------
PHARMACEUTICALS & BIOTECHNOLOGY--6.4%
PHARMACEUTICALS
Abbott Laboratories...........    69,200         3,351,875
Bristol-Myers Squibb Co. .....    80,600         5,959,363
Johnson & Johnson.............    10,500         1,103,156
Merck & Co., Inc. ............    23,400         2,190,825
Schering-Plough Corp. ........    13,000           737,750
                                              ------------
                                                13,342,969
                                              ------------
RETAILING--2.3%
COMPUTER & ELECTRONICS RETAIL--0.5%
Circuit City Stores, Inc. ....    94,200         1,083,300
                                              ------------
GENERAL MERCHANDISE STORES--0.3%
Target Corp. .................    18,400           593,400
                                              ------------
HOME IMPROVEMENT RETAIL--1.5%
Sherwin-Williams Co. .........   119,800         3,152,238
                                              ------------
TELECOMMUNICATION SERVICES--7.5%
INTEGRATED TELECOM SERVICES
AT&T Corp. ...................   261,200         4,522,025
MCI WorldCom, Inc. (a)........   265,600         3,718,400
Nextlink Communications, Inc.
  Class A (a).................     5,700           101,531
SBC Communications, Inc. Class
  A...........................    31,400         1,499,350
Sprint Corp. .................   112,600         2,287,188
Verizon Communications........    66,990         3,357,874
                                              ------------
                                                15,486,368
                                              ------------

                                  SHARES         VALUE
                               ------------   ------------
TELECOMMUNICATIONS EQUIPMENT--0.0%
Avaya, Inc. (a)...............       608      $      6,270
                                              ------------
UTILITIES--3.1%
ELECTRIC UTILITIES
Exelon Corp. .................    23,975         1,683,285
PG&E Corp. ...................   167,600         3,352,000
Southern Co. .................     6,800           226,100
TXU Corp. ....................    24,700         1,094,519
                                              ------------
                                                 6,355,904
                                              ------------
TOTAL COMMON STOCKS (cost of
  $185,416,486)(b).........................    199,634,236
                                              ------------

                                   PAR
                               ------------
SHORT-TERM OBLIGATION--4.0%
Repurchase agreement with SBC
  Warburg Ltd., dated
  12/29/00, due 01/02/01 at
  6.000% collateralized by
  U.S. Treasury Notes with
  various maturities to 2028,
  market value $8,523,256
  (Repurchase proceeds
  $8,368,575).................  $8,363,000       8,363,000
                                              ------------
OTHER ASSET & LIABILITIES, NET--(0.2)%.....       (312,764)
                                              ------------
NET ASSETS--100.0%.........................   $207,684,472
                                              ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.

(b) The cost for federal income tax purposes is $186,025,816.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $185,416,486)............    $199,634,236
Short-term obligations......................................       8,363,000
Cash........................................................             492
Receivables:
  Dividends and interest....................................         316,916
  Fund shares sold..........................................          53,264
  Expense reimbursement due from Distributor................           1,142
Other assets................................................             905
                                                                ------------
    TOTAL ASSETS............................................     208,369,955
                                                                ------------
LIABILITIES:
Payables:
  Fund shares repurchased...................................         501,541
Accrued liabilities:
  Management fee............................................         131,557
  Bookkeeping fee...........................................           5,382
  Transfer Agent fee........................................             625
  Other expenses............................................          46,283
Other liabilities...........................................              95
                                                                ------------
    TOTAL LIABILITIES.......................................         685,483
                                                                ------------
NET ASSETS..................................................    $207,684,472
                                                                ============
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $178,355,676
  Accumulated overdistributed net investment income.........          (6,399)
  Accumulated net realized gain on investments..............      15,117,445
  Net unrealized appreciation on investments................      14,217,750
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF            $207,684,472
  BENEFICIAL INTEREST.......................................
                                                                ============
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $203,366,571
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      11,131,973
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A..........................          $18.27
                                                                ============
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $  4,317,901
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........         236,460
                                                                ============
NET ASSET VALUE PER SHARE--CLASS B..........................          $18.26
                                                                ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $  2,587,591
Interest....................................................         945,876
                                                                ------------
    Total investment income (net of foreign taxes withheld
      at source which amounted to $12,498)..................       3,533,467
                                                                ------------
EXPENSES:
  Management fee............................................       1,645,625
  Distribution fee--Class B.................................           2,124
  Bookkeeping fee...........................................          86,096
  Transfer Agent fee........................................           7,500
  Audit fee.................................................          25,121
  Reports to shareholders...................................           8,609
  Trustees' expense.........................................          12,726
  Custodian fee.............................................           6,728
  Legal fee.................................................           5,078
  Miscellaneous expense.....................................             755
                                                                ------------
    Total expenses..........................................       1,800,362
                                                                ------------
Less:
  Expense reimbursable by Distributor.......................          (1,142)
                                                                ------------
Net expenses................................................       1,799,220
                                                                ------------
Net investment income.......................................       1,734,247
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................      29,914,119
  Net change in unrealized appreciation/depreciation on
    investments.............................................     (24,300,037)
                                                                ------------
Net increase in net assets resulting from operations........    $  7,348,329
                                                                ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Colonial U.S. Growth & Income Fund, Variable Series
--------------------------------------------------------------------------------

                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
                                                                   2000*            1999
                                                                ------------    ------------
OPERATIONS:
  Net investment income.....................................    $  1,734,247    $  1,238,175
  Net realized gain on investments..........................      29,914,119      17,850,614
  Net change in unrealized appreciation/depreciation on
     investments............................................     (24,300,037)      1,860,388
                                                                ------------    ------------
Net increase in net assets resulting from operations........       7,348,329      20,949,177
                                                                ------------    ------------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................      (1,738,078)     (1,138,775)
  From net investment income--Class B.......................         (27,383)             --
  In excess of net investment income--Class A...............          (3,391)             --
  In excess of net investment income--Class B...............             (53)             --
  From net realized gain on investments--Class A............     (21,751,898)    (10,343,881)
  From net realized gain on investments--Class B............        (342,685)             --
                                                                ------------    ------------
Total distributions.........................................     (23,863,488)    (11,482,656)
                                                                ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................      23,815,787      68,912,506
  Cost of fund shares repurchased--Class A..................     (40,044,589)    (23,746,321)
  Distributions reinvested--Class A.........................      23,493,367      11,482,656
                                                                ------------    ------------
                                                                   7,264,565      56,648,841
                                                                ------------    ------------
  Proceeds from fund shares sold--Class B...................       4,291,163              --
  Cost of fund shares repurchased--Class B..................         (80,995)             --
  Distributions reinvested--Class B.........................         370,121              --
                                                                ------------    ------------
                                                                   4,580,289              --
                                                                ------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................      11,844,854      56,648,841
                                                                ------------    ------------
Total increase (decrease) in net assets.....................      (4,670,305)     66,115,362
NET ASSETS:
  Beginning of year.........................................     212,354,777     146,239,415
                                                                ------------    ------------
  End of year...............................................    $207,684,472     212,354,777
                                                                ============    ============
Accumulated undistributed (overdistributed) net investment
  income included in ending net assets......................    $     (6,399)   $     28,259
                                                                ============    ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................       1,228,544       3,515,376
  Shares repurchased--Class A...............................      (2,050,287)     (1,202,707)
  Distributions reinvested--Class A.........................       1,255,539         601,186
                                                                ------------    ------------
                                                                     433,796       2,913,855
                                                                ============    ============
  Shares sold--Class B......................................         220,348              --
  Shares repurchased--Class B...............................          (4,123)             --
  Distributions reinvested--Class B.........................          20,235              --
                                                                ------------    ------------
                                                                     236,460              --
                                                                ============    ============

* Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial U.S. Growth & Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services for the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LFD, Keyport, and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent") an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 1.00% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 1.00%. If additional reimbursement is needed to meet the limit, the Manager will then reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

Prior to May 30, 2000, the Manager voluntarily agreed to waive fees and bear certain Fund expenses in the event that total expenses as defined above exceeded 1.00% annually of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended Decem-ber 31, 2000, purchases and sales of investments, other than short term obligations, were $227,367,077 and $228,612,877, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation    $ 24,826,153
Gross unrealized depreciation     (11,217,733)
                                 ------------
  Net unrealized appreciation    $ 13,608,420
                                 ============

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2000, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the period amounted to $35,234.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Colonial U.S. Growth & Income Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31, 2000
                                                          --------------------------------------------------
                                                            2000       1999       1998      1997      1996
                                                          --------   --------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $  19.85   $  18.79   $  16.29   $ 14.22   $ 12.36
                                                          --------   --------   --------   -------   -------
Net investment income (a)..............................       0.17       0.14       0.16      0.20      0.19
Net realized and unrealized gain on investments........       0.54       2.07       3.12      4.37      2.52
                                                          --------   --------   --------   -------   -------
Total from investment operations.......................       0.71       2.21       3.28      4.57      2.71
                                                          --------   --------   --------   -------   -------
Less distributions:
  From net investment income...........................      (0.17)     (0.11)     (0.12)    (0.18)    (0.17)
  In excess of net investment income...................         --+        --         --     (0.01)       --
  From net realized gains on investments...............      (2.12)     (1.04)     (0.64)    (2.30)    (0.68)
  In excess of net realized gains......................         --         --      (0.02)    (0.01)       --
                                                          --------   --------   --------   -------   -------
Total distributions....................................      (2.29)     (1.15)     (0.78)    (2.50)    (0.85)
                                                          --------   --------   --------   -------   -------
Net asset value, end of year...........................   $  18.27   $  19.85   $  18.79   $ 16.29   $ 14.22
                                                          ========   ========   ========   =======   =======
TOTAL RETURN:
Total investment return (b)(c).........................       3.60%     12.00%     20.15%    32.23%    21.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........................   $203,366   $212,355   $146,239   $96,715   $60,855
Ratio of expenses to average net assets (d)............       0.88%      0.88%      0.90%     0.94%     0.95%
Ratio of net investment income to average net assets
  (d)..................................................       0.85%      0.69%      0.88%     1.19%     1.39%
Portfolio turnover ratio...............................        120%       101%        64%       63%       77%

  + Rounds to less than 0.01.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
2000 FEDERAL TAX INFORMATION (UNAUDITED)
68% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for the corporate dividends received deduction.
For the fiscal year ended December 31, 2000, the Fund earned $30,286,187 of long-term capital gains.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Colonial U.S. Growth and Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Growth & Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Crabbe Huson Real Estate Investment Fund, Variable Series, seeks to provide growth of capital and current income.

   John E. Maack, Jr. is the portfolio manager of the Crabbe Huson Real Estate Investment Fund, Variable Series. Mr. Maack has managed various funds for Crabbe Huson Group, Inc. since 1988.

  The 12 months ended December 31, 2000 was a very positive period for real estate investment trusts (REITs) and the real estate segment of the stock market. As measured by the NAREIT Index(1), REITs advanced 26.36% over the one-year period.

REAL ESTATE STOCKS RECOVERED

  The stock market, which had been dominated by large-company growth stocks since 1998 and was enthralled with technology stocks in late 1999, experienced a turnabout in 2000. As prices of growth stocks, especially technology issues, declined from unsustainable levels, investor interest shifted toward safer havens of the market, including smaller-valuation stocks and undervalued securities. Buoyed by this change in attitude, prices of REITs and other real estate-related stocks, which had reached all-time lows during 1999, rebounded.

REAL ESTATE CONTINUED TO PRODUCE STABLE GROWTH

  The resurgence of real estate stocks can further be attributed to their stable earnings growth, a well-balanced real estate economy and good value. REIT earnings growth slowed in 1998 and 1999. But earnings reports in 2000 suggested that earnings growth was reaccelerating. What's more, balance sheets of REITs and other real estate-related companies have improved considerably in the strong economic environment of the past several years. In addition, most segments of the real estate market have been operating in a relative equilibrium of supply and demand.

  Finally, investors responded to the compelling values that REIT shares offered in late 1999 and early 2000. With low vacancy rates and strong cash flows from real estate, REITs were paying shareholders relatively high dividends, yet their prices were severely depressed. Even with the past year's rally in prices, REIT's continued to offer high absolute yields and attractive yields relative to ten year Treasury bonds.

  Lower prices in the real estate sector in November and December of 1999 offered us an opportunity to shift our focus from less-popular REITs to larger, better-known ones. With the entire sector struggling, we were able to buy shares of Boston Properties Inc. (3.2% of net assets) and other high-quality players at very attractive prices. We believed that the entire sector had been sold down to levels well below the value of the underlying properties. We also reasoned that once investors recognized this imbalance, money could flow back to the sector, going first to the better-known stocks.

  After the real estate sector returned to favor in the first half of 2000, we changed tactics again, returning to our typical emphasis on lesser-known names. Unfortunately, these positions were not as rewarding, and the Fund lagged its peer group in the second half of the year.

An investment in the Fund may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

(1) Index description can be found on the following page.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                            CLASS A(1)
-----------------------------------------------------------------------
Inception date                                                6/1/00
Net Asset Value per share 12/31/00                             $9.19
Net Asset Value per share 6/1/00                                8.98
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                            CLASS A(1)
1 year                                                         16.33%
Life of Fund                                                    0.17%
-----------------------------------------------------------------------

  CHANGE IN VALUE OF A $10,000 INVESTMENT: CRABBE HUSON REAL ESTATE INVESTMENT
                                     FUND,
           VARIABLE SERIES CLASS A SHARES(1) VS. NAREIT EQUITY INDEX

                             6/1/99(2) - 12/31/2000
                                  [LINE GRAPH]

                                                                  CRABBE HUSON REAL ESTATE
                                                              INVESTMENT FUND, VARIABLE SERIES
                                                                          CLASS A                      NAREIT EQUITY INDEX
                                                              --------------------------------         -------------------
                                                                            10000                              10000
7/99                                                                      9420.26                            9525.15
8/99                                                                      9140.48                            9404.18
9/99                                                                      8890.03                            9046.82
10/99                                                                     8730.01                            8824.27
11/99                                                                     8570.25                            8680.44
12/99                                                                     8619.95                            8955.61
1/00                                                                      8713.05                            8985.16
2/00                                                                      8681.68                            8878.24
3/00                                                                      8837.08                            9170.33
4/00                                                                      9323.12                            9786.58
5/00                                                                       9282.1                            9882.48
6/00                                                                      9519.72                            10136.5
7/00                                                                        10088                            11022.4
8/00                                                                      9995.24                            10574.9
9/00                                                                      10016.2                            10911.2
10/00                                                                     9509.41                            10438.7
11/00                                                                     9385.79                            10572.3
12/00                                                                     10027.1                              11317

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The NAREIT Equity Index (5/31/1999 - 12/31/2000) is an unmanaged index that tracks the performance of all equity real estate investment trusts (REIT's) that trade on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class A shares (newer class shares) performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class B share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class B shares and the newer class shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher.

(2) Inception date for Class B shares (oldest existing share class.)

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                 -----------   ------------
COMMON STOCK--92.3%
CAPITAL GOODS--2.0%
BUILDING PRODUCTS
Elcor Corp. ....................     4,800      $   81,000
                                                ----------
COMMERCIAL SERVICES & SUPPLIES--7.2%
DATA PROCESSING SERVICES--2.3%
CoStar Group, Inc. .............     4,000          94,498
                                                ----------
DIVERSIFIED COMMERCIAL SERVICES--4.9%
Cendant Corp. ..................    11,400         109,725
Kennedy-Wilson, Inc. ...........    21,300          93,188
                                                ----------
                                                   202,913
                                                ----------
HOTELS, RESTAURANTS & LEISURE--1.0%
HOTELS
MeriStar Hospitality Corp. .....     2,100          41,343
                                                ----------
MATERIALS--1.1%
CONSTRUCTION MATERIALS
Lafarge Corp. ..................     2,000          47,249
                                                ----------
REAL ESTATE--81.0%
REAL ESTATE INVESTMENT TRUST--76.5%
AMB Property Corp. .............     2,300          59,369
American Land Lease, Inc. ......     9,561          94,415
Apartment Investment &
  Management Company............     2,100         104,869
Archstone Communities Trust.....     3,800          97,850
Avalonbay Communities, Inc. ....     2,000         100,250
BRE Properties, Inc. Class A....     2,500          79,219
Boston Properties, Inc. ........     3,100         134,850
Camden Property Trust...........     2,500          83,750
Correctional Properties Trust...     8,800          84,700
Cousins Properties, Inc. .......     1,500          41,905
Crescent Real Estate Equities
  Co. ..........................     3,600          80,100
Duke-Weeks Realty Corp..........     3,900          96,038
Equity Office Properties
  Trust.........................     6,900         225,113
Equity Residential Properties
  Trust.........................     4,000         221,250
FelCor Lodging Trust, Inc. .....     1,800          43,087
Franchise Finance Corp. of
  America.......................     6,400         149,200
Gilmcher Realty Trust...........     6,200          77,500
Golf Trust of America, Inc. ....     5,000          35,938
Healthcare Realty Trust,
  Inc. .........................     5,200         110,500
Highwoods Properties, Inc. .....     1,700          42,288
Hospitality Properties Trust....     1,700          38,463

                                   SHARES         VALUE
                                 -----------   ------------
Host Marriott Corp. ............     4,900      $   63,394
JDN Realty Corp. ...............     3,800          40,138
Kilroy Realty Corp. ............     1,300          37,131
Liberty Property Trust..........     2,200          62,838
Manufactured Home Communities,
  Inc. .........................     2,900          84,100
New Plan Realty Trust...........     2,300          30,188
Philips International Realty
  Corp. ........................     3,400          13,813
Prologis Trust..................     5,100         113,475
Public Storage, Inc. ...........     5,200         126,425
Regency Realty Corp. ...........     3,400          80,536
Simon Property Group, Inc. .....     4,500         108,000
Spieker Properties, Inc. .......     2,300         115,288
Storage USA, Inc. ..............     1,100          34,925
Taubman Centers, Inc. ..........    10,600         115,938
United Dominion Realty Trust,
  Inc. .........................     5,700          61,631
Vornado Realty Trust............     2,300          88,119
                                                ----------
                                                 3,176,593
                                                ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT--4.5%
Silverleaf Resorts, Inc. .......     9,100          22,841
Trammell Crow Co. ..............     4,900          66,150
TrizecHahn Corp. ...............     6,500          98,313
                                                ----------
                                                   187,304
                                                ----------
TOTAL COMMON STOCKS (cost of $3,838,087)
  (a).......................................     3,830,900
                                                ----------
                                     PAR
                                 -----------
SHORT-TERM OBLIGATION--7.2%
Repurchase agreement with SBC
  Warburg, dated 12/29/00, due
  01/02/01 at 6.000%, by U.S.
  Treasury Notes with various
  maturities collateralized to
  2028, market value $303,710
  (Repurchase proceeds
  $298,199).....................  $298,000         298,000
                                                ----------
OTHER ASSETS & LIABILITIES, NET--0.5%.......        23,674
                                                ----------
NET ASSETS--100.0%..........................    $4,152,574
                                                ==========

NOTES TO INVESTMENT PORTFOLIO:

(a) Cost for federal income tax purposes is $3,764,961.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $3,838,087)..............    $3,830,900
Short-term obligations......................................       298,000
Cash........................................................           837
Receivables:
  Fund shares sold..........................................        29,213
  Dividends and interest....................................        18,573
                                                                ----------
     TOTAL ASSETS...........................................     4,177,523
                                                                ----------
LIABILITIES:
Payables:
  To Manager................................................           676
Accrued liabilities:
  Management fee............................................         3,238
  Bookkeeping fee...........................................         2,159
  Transfer Agent fee........................................           811
  Other expenses............................................        18,065
                                                                ----------
     TOTAL LIABILITIES......................................        24,949
                                                                ----------
NET ASSETS..................................................    $4,152,574
                                                                ==========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $4,160,635
  Accumulated undistributed net investment income...........        71,382
  Accumulated net realized loss on investments..............       (72,256)
  Net unrealized depreciation on investments................        (7,187)
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $4,152,574
                                                                ==========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................        $1,084
                                                                ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........           118
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS A..........................         $9.19
                                                                ==========
                                                                $4,151,490
NET ASSETS APPLICABLE TO CLASS B SHARES.....................
                                                                ==========
                                                                   452,481
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS B..........................         $9.17
                                                                ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 19,824
Dividends (net of foreign tax withheld at source which
  amounted to $341).........................................     240,075
                                                                --------
     Total investment income................................     259,899
                                                                --------
EXPENSES:
  Management fee............................................      30,938
  Distribution fee--Class B.................................       7,607
  Bookkeeping fee...........................................      27,000
  Transfer Agent fee........................................       7,500
  Audit fee.................................................      13,864
  Reports to shareholders...................................          50
  Trustees' expense.........................................       5,618
  Custodian fee.............................................       1,718
  Legal fee.................................................         526
  Miscellaneous expense.....................................       1,111
                                                                --------
     Total expenses.........................................      95,932
                                                                --------
Less:
  Expenses reimbursable by Manager..........................     (51,233)
                                                                --------
Net expenses................................................      44,699
                                                                --------
Net investment income.......................................     215,200
                                                                --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................      29,184
  Change in net unrealized appreciation/depreciation on
     investments............................................     199,164
                                                                --------
Net increase in net assets resulting from operations........    $443,548
                                                                ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR           PERIOD
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                2000(a)         1999(b)
                                                               ----------      ----------

OPERATIONS:
  Net investment income.....................................   $  215,200      $   66,873
  Net realized gain (loss) on investments...................       29,184        (138,707)
  Change in unrealized appreciation/depreciation on
     investments............................................      199,164        (206,351)
                                                               ----------      ----------
Net increase (decrease) in net assets resulting from
  operations................................................      443,548        (278,185)
                                                               ----------      ----------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................          (31)             --
  From net investment income--Class B.......................     (121,181)        (52,211)
  In excess of net investment income--Class A...............          (14)             --
  In excess of net investment income--Class B...............      (51,847)             --
  Return of capital--Class A................................          (12)             --
  Return of capital--Class B................................      (43,898)        (13,072)
                                                               ----------      ----------
Total Distributions.........................................     (216,983)        (65,283)
                                                               ----------      ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................        1,000              --
  Distributions reinvested--Class A.........................           57
                                                               ----------      ----------
                                                                    1,057              --
                                                               ----------      ----------
  Proceeds from fund shares sold--Class B...................    1,746,763       2,467,973
  Cost of fund shares repurchased--Class B..................     (218,533)         (9,992)
  Distributions reinvested--Class B.........................      216,926          65,283
                                                               ----------      ----------
                                                                1,745,156       2,523,264
                                                               ----------      ----------
Net increase in net assets resulting from fund share
  transactions..............................................    1,746,213       2,523,264
                                                               ----------      ----------
Total increase in net assets................................    1,972,778       2,179,796
NET ASSETS:
  Beginning of year.........................................    2,179,796              --
                                                               ----------      ----------
  End of year...............................................   $4,152,574      $2,179,796
                                                               ==========      ==========
Accumulated undistributed net investment income included in
  ending net assets.........................................   $   71,382      $    7,636
                                                               ==========      ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................          112              --
  Distributions reinvested--Class A.........................            6              --
                                                               ----------      ----------
                                                                      118              --
                                                               ==========      ==========
  Shares sold--Class B......................................      192,105         254,258
  Shares repurchased--Class B...............................      (24,584)         (1,141)
  Distributions reinvested--Class B.........................       23,734           8,109
                                                               ----------      ----------
                                                                  191,255         261,226
                                                               ==========      ==========

(a) Class A shares were initially offered on June 1, 2000.

(b) For the period from commencement of operations June 1, 1999 to December 31, 1999.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION--Crabbe Huson Real Estate Investment Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to provide growth of capital and current income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. LASC has appointed Crabbe Huson Group, Inc. ("Crabbe Huson"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and record keeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, Crabbe Huson, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager, receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Crabbe Huson a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.
  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.20% annually. This arrangement may be terminated by the Manager at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $4,069,256 and $2,432,303, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation      $ 404,682
Gross unrealized depreciation       (338,743)
                                   ---------
  Net unrealized appreciation      $  65,939
                                   =========

CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

            YEAR OF              CAPITAL LOSS
          EXPIRATION             CARRYFORWARD
          ----------             ------------
  2007                             $41,000

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Crabbe Huson Real Estate Investment Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                 PERIOD
                                                                 ENDED
                                                              DECEMBER 31,
                                                                 2000*
                                                              ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $ 8.98
                                                                 ------
Net investment income (a)...................................       0.40
Net realized and unrealized gain on investments.............       0.32
                                                                 ------
Total from investment operations............................       0.72
                                                                 ------
Less distributions:
  From net investment income................................      (0.29)
  In excess of net investment income........................      (0.12)
  Return of capital.........................................      (0.10)
                                                                 ------
Total distributions.........................................      (0.51)
                                                                 ------
Net asset value, end of period..............................     $ 9.19
                                                                 ======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................       8.04%***
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................     $    1
Ratio of expenses to average net assets (e).................       1.20%**
Ratio of net investment income to average net assets (e)....       7.21%**
Expenses waived or reimbursed by the Manager (e)............       1.66%**
Portfolio turnover ratio....................................         85%***

  * Class A shares were initially offered on June 1, 2000.

 ** Annualized.

 *** Not annualized.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Crabbe Huson Real Estate Investment Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Crabbe Huson Real Estate Investment Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Liberty All-Star Equity Fund, Variable Series, seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

   The Fund's investment program is based upon Liberty Asset Management Company's (LAMCO) multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations ("Portfolio Managers")-- currently five in number--each of which employs a different investment style. LAMCO, from time to time, rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

   The Fund's current Portfolio Managers are:

   - Boston Partners Asset Management, L.P.; Investment Style/Value

   - Mastrapasqua & Associates; Investment Style/ Growth

   - Oppenheimer Capital; Investment Style/Value

   - Westwood Management Corporation; Investment Style/Value

   - TCW Investment Management Company; Investment Style/Growth

HOW DID THE FUND PERFORM DURING THE PERIOD?

  Technology stocks, which had propelled the growth style of investment management during 1999 and early 2000, were hit hard by valuation and profitability concerns. This triggered a broad correction among internet and dot-com related stocks during second half of the year. The NASDAQ Composite Index, heavily weighted in the technology sector, fell 39% for the year.

  The Fund posted a total return of 6.35% for the 12-month period ended December 31, 2000. This return compares favorably to the S&P 500, which showed a return of negative 9.10% for the period.

EXPOSURE TO GROWTH AND VALUE MANAGERS

  The equity markets have experienced large swings in performance between the growth and value styles of investment management over the past two years. We believe that trying to time the out-performance of either style is extremely difficult. That is why we attempt to generate attractive long-term, risk-adjusted performance by selecting both growth and value investment managers for the fund. This approach helped the Fund avoid the dramatic declines of some sectors that characterized 2000.

RECENT DEVELOPMENTS

  In October, liberty asset Management Company recommended, and the board of Trustees approved, the hiring of a new portfolio manager, Mastrapasqua & Associates. The new manager replaces J.P. Morgan Investment Management Inc. effective November 1, 2000. Frank Mastrapasqua, Ph.D., Chairman and CEO, and Thomas Tantrum, CFA, President, will serve as the portfolio managers to the fund. Together, they have over 60 years of investment experience and have managed portfolios together for the last 13 years. The firm practices a growth investment style which they will use to manage their portion of the assets.

  All-Star's managers are distinguished by several characteristics:

  - A constant focus on a particular style of investing,

  - A disciplined investment decision-making process,

  - A record of success relative to other managers who practice the same strategy,

  - Continuity among key investment professionals,

  - A well-managed, highly responsive organization.

  Since 1986, LAMCO has followed a disciplined investment strategy to bring institutional money managers to the individual investor. We have built our business around selecting and monitoring some of the most respected investment managers in the industry and we remain committed to providing investors with access to a level of professional money management once reserved for only the largest institutional investors.

The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements. The Fund has adopted certain investment policies in managing its portfolio that are designed to maintain the diversity of the Fund's investment portfolio and reduce risk. Certain investment techniques that may be used by the Fund may present additional risks associated with the use of leverage. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                                                CLASS A
--------------------------------------------------------------------------
Inception date                                                 11/17/97
Net Asset Value per share 12/31/00                               $12.43
Net Asset Value per share 12/31/99                                12.47
--------------------------------------------------------------------------

               AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
--------------------------------------------------------------------------
                                                                CLASS A
1 year                                                            6.35%
3 years                                                          11.04%
Life of Fund                                                     10.87%

     CHANGE IN VALUE OF A $10,000 INVESTMENT: LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES CLASS A SHARES VS. S&P 500 INDEX AND RUSSELL 3000 INDEX(1)

                            11/17/1997 - 12/31/2000

                                                 LIBERTY ALL-STAR EQUITY
                                                  FUND, VARIABLE SERIES
                                                         CLASS A                  S&P 500 INDEX            RUSSELL 3000 INDEX
                                                 -----------------------          -------------            ------------------
11/97                                                   10000.00                    10000.00                    10000.00
                                                        10080.00                    10172.00                    10200.00
                                                        10029.60                    10283.90                    10253.00
2/98                                                    10900.20                    11025.40                    10986.10
                                                        11421.20                    11589.90                    11531.00
                                                        11521.70                    11708.10                    11644.00
5/98                                                    11211.80                    11506.70                    11356.40
                                                        11461.80                    11973.90                    11740.30
                                                        11221.10                    11847.00                    11526.60
8/98                                                     9469.48                    10135.10                     9760.74
                                                        10080.30                    10784.70                    10426.40
                                                        10821.20                    11660.40                    11217.80
11/98                                                   11351.40                    12367.10                    11904.30
                                                        11962.10                    13079.40                    12661.40
                                                        11982.40                    13626.10                    13091.90
2/99                                                    11560.70                    13202.30                    12628.50
                                                        11963.00                    13730.40                    13091.90
                                                        12677.20                    14261.80                    13682.40
5/99                                                    12495.90                    13925.20                    13422.40
                                                        12988.20                    14695.30                    14100.20
                                                        12455.70                    14238.30                    13673.00
8/99                                                    12073.30                    14167.10                    13517.10
                                                        11782.30                    13778.90                    13171.10
                                                        12274.80                    14651.10                    13996.90
11/99                                                   12395.10                    14948.50                    14388.80
                                                        12976.50                    15827.50                    15306.80
                                                        12549.50                    15033.00                    14706.80
2/00                                                    12404.00                    14748.80                    14843.60
                                                        13653.00                    16191.30                    16005.80
                                                        13466.00                    15703.90                    15442.40
5/00                                                    13497.00                    15382.00                    15008.50
                                                        13569.80                    15760.40                    15452.80
                                                        13445.00                    15514.50                    15179.20
8/00                                                    14371.40                    16478.00                    16305.50
                                                        14063.80                    15607.90                    15566.90
                                                        14284.60                    15542.40                    15345.90
                                                        13170.40                    14317.60                    13931.00
12/00                                                   13799.00                    14388.00                    14165.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Russell 3000 Index is an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from 11/30/97.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
COMMON STOCKS--95.7%
AEROSPACE & DEFENSE--1.3%
Boeing Co. ..................      8,000      $   528,000
United Technologies..........      5,500          432,438
                                              -----------
                                                  960,438
                                              -----------
BANKS--6.2%
Bank of America Corp. .......     20,600          945,026
Bank of New York., Inc. .....      5,500          303,531
Chase Manhattan Corp. .......      8,300          377,131
Comerica, Inc. ..............      3,900          231,563
First Union Corp. ...........     13,800          383,813
FleetBoston Financial
  Corp. .....................     14,000          525,875
Keycorp......................     13,900          389,200
PNC Financial Services
  Group .....................      5,250          383,578
Suntrust Banks, Inc. ........      6,800          428,400
Wells Fargo & Co. ...........      9,000          501,188
                                              -----------
                                                4,469,305
                                              -----------
BROADCASTING & CABLE--1.9%
Cablevision Systems Corp.,
  Class A (a)................      8,000          679,500
Clear Channel Communications,
  Inc. (a)...................     13,638          660,590
                                              -----------
                                                1,340,090
                                              -----------
BUSINESS & CONSUMER SERVICES--0.9%
Paychex, Inc. ...............     13,080          636,015
                                              -----------
CHEMICALS--0.4%
Praxair, Inc. ...............      7,100          315,062
                                              -----------
COMMUNICATIONS EQUIPMENT--1.9%
Avaya, Inc. (a)..............      7,700           79,406
Cisco Systems, Inc. (a)......     19,200          734,400
Nokia Corp. (b)..............     12,000          522,000
                                              -----------
                                                1,335,806
                                              -----------
COMPUTER & BUSINESS EQUIPMENT--4.3%
Compaq Computer Corp. .......     23,600          355,180
Dell Computer Corp. (a)......     36,300          632,982
EMC Corp. (a)................      3,800          252,700
International Business
  Machines Corp. ............      5,000          425,000
NCR Corp. (a)................      4,400          216,150
Network Appliance, Inc.
  (a)........................      4,200          269,784
Sun Microsystems, Inc. (a)...      8,400          234,150
Veritas Software Corp. (a)...      3,800          332,500
3Com Corp. (a)...............     42,100          357,850
                                              -----------
                                                3,076,296
                                              -----------
COMPUTER SERVICES & SOFTWARE--3.4%
Electronic Data Systems
  Corp. .....................      5,600          323,400
Microsoft Corp. (a)..........     12,250          532,875
Oracle Corp. (a).............     16,300          473,719

                                  SHARES         VALUE
                               ------------   ------------
Parametric Technology Corp.
  (a)........................     23,400      $   314,438
Siebel Systems, Inc. (a).....      9,000          609,750
Yahoo!, Inc. (a).............      5,900          178,013
                                              -----------
                                                2,432,195
                                              -----------
CONSUMER PRODUCTS--3.7%
Avon Products, Inc. .........     21,900        1,048,463
Kimberly Clark Corp. ........      7,000          494,830
Procter & Gamble Co. ........      5,200          407,875
UST, Inc. ...................     24,800          695,950
                                              -----------
                                                2,647,118
                                              -----------
DIVERSIFIED--2.2%
General Electric Co. ........     13,200          632,776
Honeywell International,
  Inc. ......................      1,300           61,506
Minnesota Mining &
  Manufacturing Co. .........      7,300          879,650
                                              -----------
                                                1,573,932
                                              -----------
DRUGS & HEALTH CARE--13.9%
Amgen, Inc. .................     14,800          946,275
Applera Corp.-Applied
  Biosystems.................      3,700          348,031
Baxter International,
  Inc. ......................      8,400          741,825
Biogen, Inc. (a).............     10,500          630,656
Biovail Corp. (a)............      8,500          330,140
Boston Scientific Corp.,
  (a)........................     16,000          219,000
Bristol-Myers Squibb Co. ....      7,400          547,138
Cardinal Health, Inc. .......      4,000          398,500
Elan Corp. plc ADR (a).......      6,200          290,238
Forest Laboratories, Inc.
  (a)........................      2,000          265,750
Genentech, Inc. (a)..........     11,900          969,850
IDEC Pharmaceuticals Corp.
  (a)........................      2,000          379,125
Invitrogen Corp. (a).........      4,900          423,238
Johnson & Johnson............      3,000          315,187
MedImmune, Inc. (a)..........      4,900          233,669
Merck & Co., Inc. ...........      3,000          280,875
Pfizer, Inc. ................     17,625          810,750
Pharmacia Corp. .............     19,097        1,164,917
Protein Design Labs, Inc.
  (a)........................      3,400          295,375
Wellpoint Health Networks,
  Inc. ......................      3,400          414,900
                                              -----------
                                               10,005,439
                                              -----------
ELECTRONICS & ELECTRICAL EQUIPMENT--7.9%
Analog Devices, Inc. (a).....      4,000          204,750
Applied Materials, Inc.
  (a)........................     15,600          595,725
Broadcom Corp., Class A
  (a)........................      2,600          219,700
Emerson Electric Co. ........     16,200        1,276,762
Intel Corp. .................     18,500          559,625
JDS Uniphase Corp. (a).......     13,800          575,288
Maxim Integrated Products,
  Inc. (a)...................     12,200          583,313

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
PMC-Sierra, Inc. (a).........      3,500      $   275,188
Synopsys Inc. (a)............      6,200          294,113
Texas Instruments, Inc. .....      8,700          412,163
Waters Corp. (a).............      4,400          367,400
Xilinx, Inc. (a).............      7,600          350,550
                                              -----------
                                                5,714,577
                                              -----------
ELECTRIC & GAS UTILITIES--2.2%
Duke Energy Corp. ...........      4,200          358,050
Exelon Corp. ................      5,550          389,665
NiSource, Inc. ..............      2,073           63,745
NiSource, Inc. ..............      1,069            2,940
Progress Energy, Inc. .......      8,428          414,552
Progress Energy, Inc.-CVO
  (a)........................      7,700            3,465
Reliant Energy, Inc. ........      8,700          376,819
                                              -----------
                                                1,609,236
                                              -----------
FINANCIAL SERVICES--10.7%
American Express Co. ........      5,200          285,675
Axa ADR (a)..................      1,593          114,397
The Charles Schwab Corp. ....     20,350          577,431
Citigroup, Inc. .............     29,466        1,504,608
Countrywide Credit
  Industries, Inc. ..........     23,100        1,160,775
Freddie Mac..................     18,500        1,274,188
Lehman Brothers Holdings,
  Inc. ......................      1,100           74,388
Merrill Lynch & Co., Inc. ...      5,500          375,031
MetLife, Inc. (a)............     10,800          378,000
Morgan Stanley Dean Witter &
  Co. .......................      9,800          776,650
Providian Financial Corp. ...      9,400          540,500
Stilwell Financial, Inc. ....     16,700          658,606
                                              -----------
                                                7,720,249
                                              -----------
FOOD, BEVERAGE & RESTAURANTS--1.7%
Anheuser-Busch Companies,
  Inc. ......................      8,200          373,100
Heinz (H. J.) Co. ...........      8,800          417,450
Kroger Corp. (a).............     15,000          405,938
                                              -----------
                                                1,196,488
                                              -----------
HOTELS & ENTERTAINMENT/LEISURE--2.8%
Carnival Corp. Class A.......     15,000          462,188
Pixar, Inc. (a)..............      6,800          204,000
Readers Digest Association,
  Inc. ......................     11,800          461,675
Starwood Hotels & Resorts
  Worldwide, Inc. ...........      6,250          220,313
Time Warner, Inc. ...........      7,000          365,680
The Walt Disney Co. .........     10,800          312,525
                                              -----------
                                                2,026,381
                                              -----------

                                  SHARES         VALUE
                               ------------   ------------
INDUSTRIAL EQUIPMENT--1.0%
Deere & Co. .................      8,800      $   403,150
Dover Corp. .................      8,000          324,500
                                              -----------
                                                  727,650
                                              -----------
INSURANCE--8.1%
ACE Ltd. ....................     11,000          466,813
Aetna, Inc. (a)..............      9,300          381,881
AFLAC, Inc. .................     10,000          721,875
Allmerica Financial Corp. ...      8,400          609,000
American International Group,
  Inc. ......................      5,400          532,238
CIGNA Corp. .................      4,700          621,810
ITT Hartford Group, Inc. ....      5,200          367,250
The Progressive Corp. .......     12,700        1,316,037
UnumProvident Corp. .........      8,000          215,000
XL Capital Ltd. .............      7,000          611,625
                                              -----------
                                                5,843,529
                                              -----------
METALS & MINING--1.3%
Alcoa, Inc. .................     27,100          907,850
                                              -----------
OIL & GAS--6.6%
Anadarko Petroleum Corp. ....      5,300          376,724
Apache Corp. ................      5,500          385,344
Burlington Resources,
  Inc. ......................     10,000          505,000
Chevron Corp. ...............      4,000          337,750
Conoco, Inc. Class A.........      8,200          234,725
Conoco, Inc. Class B.........     13,800          399,338
Devon Energy Corp. ..........      6,227          379,660
El Paso Energy Corp. ........     10,500          752,063
Exxon Mobil Corp. ...........      4,200          365,138
Halliburton Co. .............      6,600          239,250
USX Marathon Group...........     14,600          405,150
The Williams Companies,
  Inc. ......................      9,100          363,430
                                              -----------
                                                4,743,572
                                              -----------
PAPER--1.0%
Georgia Pacific Corp. .......     14,300          445,088
Weyerhaeuser Co. ............      5,800          294,350
                                              -----------
                                                  739,438
                                              -----------
PHOTOGRAPHIC EQUIPMENT--0.6%
Lexmark International Group,
  Inc. (a)...................      9,400          416,538
                                              -----------
REAL ESTATE--0.5%
Kimco Realty Corp. ..........      4,500          198,844
Vornado Realty Trust.........      3,900          149,419
                                              -----------
                                                  348,263
                                              -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
RETAIL TRADE--5.2%
Costco Wholesale Corp. (a)...      3,400      $   135,787
Harcourt General, Inc. ......      9,300          531,960
May Department Stores Co. ...     12,000          393,000
RadioShack Corp. ............      5,200          222,625
Target Corp. ................     11,000          354,750
The Home Depot, Inc. ........     21,100          964,005
The Limited, Inc. ...........     13,700          233,755
Tiffany & Co. ...............      4,400          139,150
Wal-Mart Stores, Inc. .......     14,600          775,625
                                              -----------
                                                3,750,657
                                              -----------
TELECOMMUNICATIONS--3.3%
Qualcomm, Inc. (a)...........      2,200          180,813
SBC Communications, Inc. ....     15,616          745,664
Sprint Corp. (FON Group).....     30,500          619,531
Verizon Communications.......     16,590          831,574
                                              -----------
                                                2,377,582
                                              -----------
TRANSPORTATION--2.7%
AMR Corp. (a)................     12,000          470,250
Canadian Pacific, Ltd. ......     15,000          428,437
Delta Air Lines Inc. ........      8,300          416,555
Southwest Airlines Co. ......      9,600          321,888
United Parcel Service, Inc.
  Class B....................      5,800          341,112
                                              -----------
                                                1,978,242
                                              -----------
TOTAL COMMON STOCKS (cost $62,308,632).....    68,891,948
                                              -----------

                                  SHARES         VALUE
                               ------------   ------------
PREFERRED STOCK--0.4%
The News Corp., Ltd. (cost
  $305,353)..................     10,000      $   290,625
                                              -----------
TOTAL INVESTMENTS--96.1% (cost $62,613,985)
  (b)......................................    69,182,573
                                              -----------

                                    PAR
                                ------------
SHORT-TERM OBLIGATION--3.6%
Repurchase agreement with SBC
  Warburg Ltd., dated 12/29/00,
  due 1/02/01 at 6.000%,
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2028, market
  value $2,639,631 (Repurchase
  proceeds $2,591,727).........  $2,590,000      2,590,000
                                               -----------
OTHER ASSETS & LIABILITIES, NET -- 0.3%.....       203,475
                                               -----------
NET ASSETS--100.0%..........................   $71,976,048
                                               ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $63,377,711.

  ACRONYM                NAME
  -------    ----------------------------
    ADR       American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $62,613,985).............    $69,182,573
Short-term obligations......................................      2,590,000
Cash........................................................         55,474
Receivables:
  Dividends and interest....................................         46,706
  Investments sold..........................................        789,084
  Fund shares sold..........................................         40,200
  Expense reimbursement due from Distributor/Manager........         13,695
                                                                -----------
    TOTAL ASSETS............................................     72,717,732
                                                                -----------
LIABILITIES:
Payables:
  Investments purchased.....................................        603,948
  Fund shares repurchased...................................         30,152
Accrued liabilities:
  Management fee............................................         43,625
  Bookeeping fee............................................          2,092
  Transfer Agent fee........................................            594
  Other expenses............................................         52,925
Other liabilities...........................................          8,348
                                                                -----------
    TOTAL LIABILITIES.......................................        741,684
                                                                -----------
NET ASSETS..................................................    $71,976,048
                                                                ===========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $64,800,773
  Accumulated overdistributed net investment income.........         (3,609)
  Accumulated net realized gain on investments..............        610,296
  Net unrealized appreciation on investments................      6,568,588
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $71,976,048
                                                                ===========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $69,248,903
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      5,572,080
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A..........................         $12.43
                                                                ===========
                                                                $ 2,727,145
NET ASSETS APPLICABLE TO CLASS B SHARES.....................
                                                                ===========
                                                                    219,524
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B..........................         $12.42
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $   765,234
Interest....................................................        150,132
                                                                -----------
    Total investment income (net of foreign taxes withheld
      at source which amounted to $4,591)...................        915,366
                                                                -----------
EXPENSES:
  Management fee............................................        541,468
  Distribution fee--Class B.................................          1,496
  Bookeeping Fee............................................         33,902
  Transfer Agent fee........................................          7,499
  Audit fee.................................................         17,142
  Reports to Shareholders...................................         15,086
  Trustees' expense.........................................          7,184
  Custodian fee.............................................         22,960
  Legal fee.................................................          8,292
  Miscellaneous expense.....................................         25,586
                                                                -----------
    Total expenses..........................................        680,615
                                                                -----------
Less:
  Expense reimbursable by Distributor.......................         (1,496)
  Expense reimbursable by Manager...........................        (15,896)
                                                                -----------
Net expenses................................................        663,223
                                                                -----------
Net investment income.......................................        252,143
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................      4,579,885
  Change in net unrealized appreciation/depreciation on
    investments.............................................     (1,524,058)
                                                                -----------
Net increase in net assets resulting from operations........    $ 3,307,970
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                 2000*            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $   252,143     $   287,224
  Net realized gain on investments..........................    4,579,885       2,845,168
  Change in unrealized appreciation/depreciation on
     investments............................................   (1,524,058)      2,320,417
                                                              ------------    -----------
Net increase in net assets resulting from operations........    3,307,970       5,452,809
                                                              ------------    -----------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................     (245,476)       (268,545)
  From net investment income--Class B.......................       (8,368)             --
  From net realized gain on investments--Class A............   (4,173,971)     (2,312,139)
  From net realized gain on investments -- Class B..........     (142,287)             --
                                                              ------------    -----------
Total distributions.........................................   (4,570,102)     (2,580,684)
                                                              ------------    -----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................   16,781,855      31,101,623
  Cost of fund shares repurchased--Class A..................  (30,947,571)     (1,329,551)
  Distributions reinvested--Class A.........................    4,419,447       2,580,684
                                                              ------------    -----------
                                                               (9,746,269)     32,352,756
                                                              ------------    -----------
  Proceeds from fund shares sold--Class B...................    2,826,076              --
  Cost of fund shares repurchased--Class B..................      (87,348)             --
  Distributions reinvested--Class B.........................      150,655              --
                                                              ------------    -----------
                                                                2,889,383              --
                                                              ------------    -----------
Net increase (decrease) in net assets resulting from fund
  share transactions........................................   (6,856,886)     32,352,756
                                                              ------------    -----------
Total increase (decrease) in net assets.....................   (8,119,018)     35,224,881
NET ASSETS:
  Beginning of year.........................................   80,095,066      44,870,185
                                                              ------------    -----------
  End of year...............................................  $71,976,048     $80,095,066
                                                              ============    ===========
Net of overdistributed net investment income included in
  ending net assets.........................................  $    (3,609)    $    (1,908)
                                                              ============    ===========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................    1,296,339       2,543,081
  Shares repurchased--Class A...............................   (2,494,447)       (108,558)
  Distributions reinvested--Class A.........................      349,724         214,878
                                                              ------------    -----------
                                                                 (848,384)      2,649,401
                                                              ============    ===========
  Shares sold--Class B......................................      214,180              --
  Shares repurchased--Class B...............................       (6,683)             --
  Distributions reinvested--Class B.........................       12,027              --
                                                              ------------    -----------
                                                                  219,524              --
                                                              ============    ===========

* Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty All-Star Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust ("the Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management, sub-advisory and advisory services to the Fund pursuant to its Management Agreement with the Trust. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LAMCO, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--Liberty Advisory Services Corp. (the Manager), receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 1.00% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 1.00%. If additional reimbursement is needed to meet the limit, the Manager will then reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

Prior to May 30, 2000, the Manager voluntarily agreed to waive fees and bear certain Fund expenses in the event that total expenses as defined above exceeded 1.00% annually of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $63,810,392 and $74,361,354, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation    $11,407,284
Gross unrealized depreciation     (5,602,422)
                                 -----------
  Net unrealized appreciation    $ 5,804,862
                                 ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Liberty All-Star Equity Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,       PERIOD ENDED
                                                                -----------------------------    DECEMBER 31,
                                                                 2000       1999       1998        1997***
                                                                -------    -------    -------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 12.47    $ 11.90    $ 10.07      $ 10.00
                                                                -------    -------    -------      -------
Net investment income (a)...................................       0.05       0.06       0.06         0.01
Net realized and unrealized gain on investments.............       0.75       0.94       1.82         0.07
                                                                -------    -------    -------      -------
Total from investment operations............................       0.80       1.00       1.88         0.08
                                                                -------    -------    -------      -------
Less distributions:
  From net investment income................................      (0.05)     (0.05)     (0.05)       (0.01)
  From net realized gains on investments....................      (0.79)     (0.38)        --           --
                                                                -------    -------    -------      -------
Total distributions.........................................      (0.84)     (0.43)     (0.05)       (0.01)
                                                                -------    -------    -------      -------
Net asset value, end of period..............................    $ 12.43    $ 12.47    $ 11.90      $ 10.07
                                                                =======    =======    =======      =======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................       6.35%      8.47%     18.67%        0.80%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................    $69,249    $80,095    $44,870      $22,228
Ratio of expenses to average net assets (e).................       0.98%      0.95%      1.00%        1.00%*
Ratio of net investment income to average net assets (e)....       0.37%      0.47%      0.54%        0.83%*
Expenses waived or reimbursed by the Manager (e)............       0.02%        --       0.04%        0.45%*
Portfolio turnover ratio....................................         97%        75%        70%           1%**

  * Annualized.

 ** Not annualized.

 *** For the period from commencement of operations November 17, 1997 to December 31, 1997.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
2000 FEDERAL TAX INFORMATION (UNAUDITED)
23% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for the corporate dividends received deduction.
For the fiscal year ended December 31, 2000, the Fund earned $2,869,385 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty All-Star Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Liberty Newport Japan Opportunities Fund, Variable Series, seeks capital appreciation.

   David Smith, a senior vice president of Newport Fund Management, Inc. (Newport) and its immediate parent, Newport Pacific Management, Inc., is the manager for the Fund and has managed various other funds or accounts on behalf of Newport since October, 1994.

TECH CONNECTION FELT IN JAPAN

  In recent years, Japanese growth stocks have been the favored segment of the market. The situation changed dramatically in 2000. Investors, in general, turned sour on growth stocks, particularly many technology and electronics firms. Most of 2000 could be categorized as a whirlwind of negative investor sentiment. Company fundamentals played no significant role in the downturn, instead, what troubled the market most appeared to be relatively high valuations of growth stocks. This was particularly true in the broad technology sector. This correction in technology stocks in Japan followed a worldwide trend that took a toll on many technology stocks.

  The change of fortunes for Japanese growth stocks in calendar year 2000 was consistent with a worldwide sell-off of technology-oriented stocks. Month-after-month, Japanese growth stocks tumbled badly. The situation turned around briefly in August, then reverted for the remainder of 2000. Trends that began in 1999 and continued in 2000 reflect a likelihood that the situation is on the mend. Japan's economy has been moving in a positive direction over that period, and this trend appears to be sustainable. One reason for optimism is that consumers, who have been conspicuous by their restraint in recent years, especially compared with other industrialized nations, appear to be getting back in the game. A recent survey showed consumer confidence in Japan to be at its highest level since 1996. Japan's economy should also benefit from a general economic turnaround throughout Asia.

LOOKING AHEAD

  Although foreign investors have shied away from Japan in recent years, there are signs that the trend may be reversing as Japan's economic recovery becomes more convincing. That should boost the Japanese market. Other factors are coming into play that could create a better environment for investors. Corporate tax rates have been declining, and the implementation of a new accounting system that is more consistent with U.S. standards should result in more accurate, and possibly higher, earnings reports from Japanese industry. Finally, an impressive sign for investors is that Japanese companies have been actively courting investment capital--taking a more aggressive position to sell their story, and making them more competitive with other areas of the world.

International investing offers significant, long-term growth potential, but also involves special risks due to foreign exchange fluctuations, as well as political, economic and social developments. A portfolio of stocks of a single nation poses additional risks due to its limited diversification.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                               5/30/00
Net Asset Value per share 12/31/00                            $ 8.44
Net Asset Value per share 5/30/00                              12.00
-----------------------------------------------------------------------

                CUMULATIVE RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
Life of Fund                                                 (29.67)%

  CHANGE IN VALUE OF A $10,000 INVESTMENT: LIBERTY NEWPORT JAPAN OPPORTUNITIES
          FUND, VARIABLE SERIES CLASS A SHARES VS. MSCI JAPAN INDEX(1)

                             5/30/2000 - 12/31/2000

                                                                   LIBERTY NEWPORT JAPAN
                                                                OPPORTUNITIES FUND, VARIABLE
                                                                      SERIES, CLASS A                    MSCI JAPAN INDEX
                                                                ----------------------------             ----------------
5/00                                                                     10000.00                           10000.00
6/00                                                                     10450.00                           10687.00
7/00                                                                      9034.03                            9455.86
8/00                                                                      9916.65                           10067.60
9/00                                                                      9483.29                            9567.29
10/00                                                                     8225.81                            9012.39
11/00                                                                     7784.90                            8638.37
12/00                                                                     7033.00                            8113.16

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International Japan Index (MSCI Japan) is an unmanaged index that tracks the performance of Japanese stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance shown is from 5/31/00.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCK--84.6%
FINANCE, INSURANCE & REAL ESTATE--5.9%
DEPOSITORY INSTITUTIONS--1.5%
Suruga Bank, Ltd. .............     3,000       $   27,542
                                                ----------
FINANCIAL SERVICES--1.8%
Aeon Credit Service Ltd. ......       600           34,434
                                                ----------
NONDEPOSITORY CREDIT INSTITUTIONS--2.6%
Aiful Corp. ...................       600           48,899
                                                ----------
MANUFACTURING--47.8%
CHEMICALS & ALLIED PRODUCTS--5.4%
Takeda Chemical Industries
  Ltd. ........................     1,000           59,050
Yamanouchi Pharmaceutical
  Co. .........................     1,000           43,152
                                                ----------
                                                   102,202
                                                ----------
COMMUNICATIONS EQUIPMENT--10.3%
Matsushita Communication
  Industrial Co. ..............     1,000          125,349
Sony Corp. ....................     1,000           69,008
                                                ----------
                                                   194,357
                                                ----------
ELECTRICAL INDUSTRIAL EQUIPMENT--1.0%
Sodick Co., Ltd. (a)...........     5,000           18,169
                                                ----------
ELECTRONIC & ELECTRICAL EQUIPMENT--3.9%
Nitto Denko Corp. .............     1,000           27,079
Yamaichi Electronics Co.,
  Ltd. ........................     1,000           14,518
Yokowo Co., Ltd. ..............     2,000           32,145
                                                ----------
                                                    73,742
                                                ----------
ELECTRONIC COMPONENTS--9.9%
Hirose Electric Co., Ltd. .....       400           38,435
Kyocera Corp. .................       600           65,356
Rohm Co., Ltd. ................       300           56,866
Toyo Denpa Co., Ltd. ..........     1,000           26,205
                                                ----------
                                                   186,862
                                                ----------
FOOD & KINDRED PRODUCTS--1.9%
Ito En Ltd. ...................       500           36,120
                                                ----------
MACHINERY & COMPUTER EQUIPMENT--3.3%
Canon, Inc. ...................     1,000           34,941
Union Tool.....................       440           26,597
                                                ----------
                                                    61,538
                                                ----------
MEASURING & ANALYZING INSTRUMENTS--6.8%
Keyence Corp. .................       300           73,375
Ricoh Co., Ltd. ...............     3,000           55,293
                                                ----------
                                                   128,668
                                                ----------
MISCELLANEOUS MANUFACTURING--3.5%
Secom Co., Ltd. ...............     1,000           65,077
                                                ----------
TEXTILE MILL PRODUCTS--1.8%
Shimamura Co., Ltd. ...........       600           32,862
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
RETAIL TRADE--8.6%
FOOD STORES--1.5%
C Two-Network Co., Ltd. .......       450       $   27,909
                                                ----------
GENERAL MERCHANDISE STORES--1.7%
Don Quijote Co., Ltd. .........       200           16,946
Ryohin Keikaku Co., Ltd. ......       400           15,304
                                                ----------
                                                    32,250
                                                ----------
HOME FURNISHINGS & EQUIPMENT--5.3%
Otsuka Kagu Ltd. ..............       300           17,558
Yamada Denki Co. ..............     1,000           81,324
                                                ----------
                                                    98,882
                                                ----------
MISCELLANEOUS RETAIL--0.1%
Matsumotokiyoshi...............       100            2,743
                                                ----------
SERVICES--13.8%
AMUSEMENT & RECREATION--2.0%
People Co., Ltd. ..............       600           37,212
                                                ----------
AUTO REPAIR, RENTAL & PARKING--2.1%
Park24 Co., Ltd. ..............       500           40,400
                                                ----------
BUSINESS SERVICES--1.0%
Oracle Corp. Japan.............       100           18,684
                                                ----------
COMPUTER RELATED SERVICES--8.7%
Bellsystem 24, Inc. ...........       100           40,182
Fujitsu Support & Services,
  Inc. ........................       500           33,674
Hitachi Software Engineering
  Co., Ltd. ...................       400           29,001
Orix Corp. ....................       600           60,063
                                                ----------
                                                   162,920
                                                ----------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES--7.8%
SANITARY SERVICES--1.0%
Sanix, Inc. ...................       500           19,348
                                                ----------
TELECOMMUNICATION--6.8%
NTT Mobile Communication
  Network, Inc. ...............         3           51,625
Net One System Corp. ..........         1           24,895
Nippon Telegraph & Telephone
  Corp. .......................         7           50,323
                                                ----------
                                                   126,843
                                                ----------
WHOLESALE TRADE--0.7%
DURABLE GOODS
Softbank Corp. ................       400           13,871
                                                ----------
TOTAL COMMON STOCK
  (cost of $2,202,310) (b)..................     1,591,534
                                                ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                    PAR           VALUE
                                ------------   ------------
SHORT-TERM OBLIGATION--15.6%
Repurchase agreement with SBC
  Warburg Ltd., dated 12/29/00,
  due 01/02/01 at 6.000%,
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2028, market
  value $299,615 (Repurchase
  proceeds $293,195)...........   $293,000      $  293,000
                                                ----------
OTHER ASSETS & LIABILITIES, NET--(0.2)%.....        (3,220)
                                                ----------
NET ASSETS--100.0%..........................    $1,881,314
                                                ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) The cost for federal income tax purposes is the same.

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $2,202,310)..............    $1,591,534
Short-term obligations......................................       293,000
Cash (including foreign currencies).........................         2,334
Receivables:
  Dividends and interest....................................           544
  Investments sold..........................................        10,822
  Fund shares sold..........................................         1,512
  Expense reimbursement due from Distributor/Manager........        14,056
                                                                ----------
    TOTAL ASSETS............................................     1,913,802
                                                                ----------
LIABILITIES:
Payables:
  Fund shares repurchased...................................         1,982
Accrued liabilities:
  Management fee............................................         1,991
  Distribution fee--Class B.................................           301
  Bookkeeping fee...........................................         2,188
  Transfer Agent fee........................................           758
  Other expenses............................................        22,966
Other liabilities...........................................         2,302
                                                                ----------
    TOTAL LIABILITIES.......................................        32,488
                                                                ----------
NET ASSETS..................................................    $1,881,314
                                                                ==========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $2,595,971
  Accumulated net investment loss...........................          (661)
  Accumulated net realized loss on investments..............      (103,147)
  Net unrealized depreciation on investments and foreign
    currency translations...................................      (610,849)
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $1,881,314
                                                                ==========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................       $70,310
                                                                ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........         8,333
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS A..........................         $8.44
                                                                      ----
                                                                      ----
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $1,811,004
                                                                ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........       214,334
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS B..........................         $8.44
                                                                      ====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $   8,700
Interest....................................................        2,517
                                                                ---------
    Total investment income (net of foreign taxes withheld
     at source which amounted to $444)......................       11,217
                                                                ---------
EXPENSES:
  Management fee............................................       17,254
  Distribution fee--Class B.................................        3,222
  Bookkeeping fee...........................................       16,229
  Transfer Agent fee........................................        4,508
  Audit fee.................................................        3,133
  Reports to shareholders...................................        2,200
  Trustees' expense.........................................        2,190
  Custodian fee.............................................        4,385
  Legal fee.................................................          270
  Miscellaneous expense.....................................       14,827
                                                                ---------
    Total expenses..........................................       68,218
                                                                ---------
Less:
  Expense reimbursable by Distributor.......................       (3,222)
  Expense reimbursable by Manager...........................      (38,372)
                                                                ---------
Net expenses................................................       26,624
                                                                ---------
Net investment loss.........................................      (15,407)
                                                                ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments and foreign currency
    transactions............................................     (123,369)
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency translations...........     (610,849)
                                                                ---------
Net decrease in net assets resulting from operations........    $(749,625)
                                                                =========

* For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 PERIOD
                                                                 ENDED
                                                              DECEMBER 31,
                                                                 2000*
                                                              ------------
OPERATIONS:
  Net investment loss.......................................  $   (15,407)
  Net realized loss on investments and foreign currency
     transactions...........................................     (123,369)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........     (610,849)
                                                              -----------
Net decrease in net assets resulting from operations........     (749,625)
                                                              -----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................      100,000
                                                              -----------
  Proceeds from fund shares sold--Class B...................    3,762,325
  Cost of fund shares repurchased--Class B..................   (1,231,386)
                                                              -----------
                                                                2,530,939
                                                              -----------
Net increase in net assets resulting from fund share
  transactions..............................................    2,630,939
                                                              -----------
Total increase in net assets................................    1,881,314

NET ASSETS:
  Beginning of period.......................................           --
                                                              -----------
  End of period.............................................  $ 1,881,314
                                                              ===========
Accumulated net investment loss included in ending net
  assets....................................................  $      (661)
                                                              ===========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................        8,333
                                                              ===========
  Shares sold--Class B......................................      341,711
  Shares repurchased--Class B...............................     (127,377)
                                                              -----------
                                                                  214,334
                                                              ===========

* For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ACCOUNTING POLICIES

  ORGANIZATION--Liberty Newport Japan Opportunities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager ) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. LASC has appointed Newport Fund Management. ("Newport"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, Newport, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.20% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 1.00% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 1.85% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 1.85%. If additional reimbursement is needed to meet the limit, the Manager will then reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $2,482,974 and $180,371, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation      $  29,579
Gross unrealized depreciation       (640,355)
                                   ---------
  Net unrealized depreciation      $(610,776)
                                   =========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2008        $27,000
               -------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Liberty Newport Japan Opportunities Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                   PERIOD
                                                                   ENDED
                                                                DECEMBER 31,
                                                                   2000*
                                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 12.00
                                                                  -------
Net investment loss (a).....................................        (0.07)
Net realized and unrealized gain on investments.............        (3.49)
                                                                  -------
Total from investment operations............................        (3.56)
                                                                  -------
Net asset value, end of period..............................      $  8.44
                                                                  =======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................       (29.67)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................      $    70
Ratio of expenses to average net assets (e).................         1.85%***
Ratio of net investment loss to average net assets (e)......        (1.07)%***
Expenses waived or reimbursed by the Manager (e)............         2.65%***
Portfolio turnover ratio....................................           16%**

  * For the period from commencement of operations May 30, 2000 to December 31, 2000.

 ** Not annualized.

 *** Annualized.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty Newport Japan Opportunities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Newport Japan Opportunities Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the period from May 30, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

   Liberty S&P 500 Index Fund, Variable Series, seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. Companies.

   Tom O'Brien, a principal of State Street Global Advisors, is manager of the Fund.

SLOWER GROWTH ENVIRONMENT

  The first few months of the past year were a continuation of 1999 as Y2K passed without any major problems and the U.S. economy continued to grow at a fast pace. This changed in March of 2000 due to rising interest rates, rising energy costs, falling corporate earnings and the resulting slowdown in economic growth. The price per barrel of oil ended the year at $26.80, up over 4% from the end of 1999, but the real story is that oil traded between $30 and $35 per barrel for most of 2000. Additionally, the price of natural gas soared 300% over the past year due to dwindling supplies. High energy prices impact both the corporate and consumer sectors as they divert income from other purchases. By the time of the Fund's inception in late May, the rapid economic growth of 1999 and early 2000 had slowed significantly.

SHARP DECLINES IN TECH WEIGHED DOWN S&P 500

  Similar to 1999, the market was driven by the technology and telecommunications sectors. However, while the strength of those sectors in 1999 contributed to overall market strength, 2000 saw tech and telecommunications struggle, a trend which negatively impacted the broader market. Technology stocks that were the biggest negative contributors over the six month period ending 12/31/00 were Lucent (-73%), Intel (-52%), JDS Uniphase (-53%), Microsoft (-30%), and Cisco (-33%); (0.37%, 1.66%, 0.31%, 1.90%, and 2.24% of net assets, respectively). Most of the big technology leaders posted negative returns as investors began to worry about a slowing economy, lofty valuations, slowing revenues, and companies not meeting earnings estimates.

DEFENSIVE ISSUES OUTPERFORMED

  High energy prices continue to drive the utility sector forward with double digit returns for many stocks in the sector. High performers in the sector included Southwest Gas Corp (+16.1%), Midcoast Energy (+37.2%) and Atmos Energy (+36.2%). We have since sold off our holdings in these companies. However, as the Index is rather underweighted in utilities, strength in that sector did not greatly contribute to overall performance. Notable performers for financials were Washington Mutual (+86.6%), Metlife (+71.7%) and Allstate (+65.7%) (0.22%, 0.23%, and 0.27%, of net assets respectively). Regional banks and insurance companies had a good year in 2000 and may continue to benefit in 2001 should the Fed continue to cut interest rates.

  Reversing a trend from the previous year, value stocks outperformed growth stocks in 2000 as investors focused on the fundamentals of companies that dictate what the price of stock should be in relation to the company's worth and earnings expectations. Investors rotated out of technology and growth stocks and put money in defensive issues such as tobacco and the beverage industry.

  Since the Fund's inception, we have used an optimized portfolio management strategy, choosing those companies in the S&P 500 that we feel offer the best prospects. As the Fund grows, we intend to move toward a full replication strategy, investing in companies in similar proportions to the S&P 500 Index.

The primary risks involved with investing in the Fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 and the stocks held by the Fund may occasionally diverge.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                              5/30/00
Net Asset Value per share 12/31/00                            $11.31
Net Asset Value per share 5/30/00                              12.00
-----------------------------------------------------------------------

                CUMULATIVE RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
Life of Fund                                                   (5.29)%

      CHANGE IN VALUE OF A $10,000 INVESTMENT: LIBERTY S&P 500 INDEX FUND,
              VARIABLE SERIES CLASS A SHARES VS. S&P 500 INDEX(1)

                             5/30/2000 - 12/31/2000

                                                                LIBERTY S&P 500 INDEX FUND,
                                                                  VARIABLE SERIES CLASS A                 S&P 500 INDEX
                                                                ---------------------------               -------------
5/00                                                                      10000.00                           10000.00
5/30/00                                                                   10008.00                           10000.00
6/00                                                                      10316.20                           10246.00
7/00                                                                      10166.70                           10086.20
8/00                                                                      10791.90                           10712.50
9/00                                                                      10225.30                           10146.90
10/00                                                                     10209.00                           10104.30
11/00                                                                      9425.95                            9308.06
12/00                                                                      9479.36                            9353.67

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from 5/31/00.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--93.5%
CONSUMER DISCRETIONARY--9.5%
AUTOMOBILES & COMPONENTS--0.9%
AUTO PARTS & EQUIPMENT--0.2%
Dana Corp. ....................        124     $     1,899
Delphi Automotive Systems
  Corp. .......................        512           5,760
Johnson Controls, Inc. ........         77           4,004
Snap-On, Inc. .................         50           1,394
TRW, Inc. .....................        128           4,960
Visteon Corp. .................        146           1,679
                                               -----------
                                                    19,696
                                               -----------
AUTOMOBILE MANUFACTURERS--0.6%
Ford Motor Co. ................      1,842          43,172
General Motors Corp. ..........        598          30,461
                                               -----------
                                                    73,633
                                               -----------
MOTORCYCLE MANUFACTURERS--0.1%
Harley-Davidson, Inc. .........        257          10,216
                                               -----------
TIRES & RUBBER--0.0%
Cooper Tire & Rubber Co. ......        100           1,063
Goodyear Tire & Rubber Co. ....        131           3,012
                                               -----------
                                                     4,075
                                               -----------
CONSUMER DURABLES & APPAREL--0.6%
APPAREL & ACCESSORIES--0.1%
Liz Claiborne, Inc. ...........         50           2,081
VF Corp. ......................        126           4,566
                                               -----------
                                                     6,647
                                               -----------
FOOTWEAR--0.1%
Nike, Inc., Class B............        244          13,618
Reebok International Ltd. .....         60           1,640
                                               -----------
                                                    15,258
                                               -----------
HOMEBUILDING--0.0%
Centex Corp. ..................         61           2,291
Kaufman & Broad Home Corp. ....         50           1,684
Pulte Corp. ...................         48           2,025
                                               -----------
                                                     6,000
                                               -----------
HOME FURNISHINGS--0.0%
Leggett & Platt, Inc. .........        242           4,583
                                               -----------
HOUSEHOLD APPLIANCES--0.1%
Black & Decker Corp. ..........         78           3,062
Maytag Corp. ..................         82           2,650
Stanley Works..................         73           2,277
Whirlpool Corp. ...............         76           3,624
                                               -----------
                                                    11,613
                                               -----------
HOUSEWARES & SPECIALTIES--0.1%
Fortune Brands, Inc. ..........        115           3,450
Newell Rubbermaid, Inc. .......        222           5,051
Tupperware Corp. ..............         50           1,022
                                               -----------
                                                     9,523
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
LEISURE PRODUCTS--0.1%
Brunswick Corp. ...............        102     $     1,677
Hasbro, Inc. ..................        123           1,307
Mattel, Inc. ..................        415           5,993
                                               -----------
                                                     8,977
                                               -----------
PHOTOGRAPHIC EQUIPMENT--0.1%
Eastman Kodak Co. .............        257          10,119
                                               -----------
HOTELS, RESTAURANTS & LEISURE--0.8%
CASINOS & GAMING--0.0%
Harrah's Entertainment, Inc.
  (a)..........................        135           3,561
                                               -----------
HOTELS--0.3%
Carnival Corp. ................        554          17,070
Hilton Hotels Corp. ...........        361           3,791
Marriott International, Inc.,
  Class A......................        220           9,295
Starwood Hotels & Resorts
  Worldwide, Inc. .............        200           7,050
                                               -----------
                                                    37,206
                                               -----------
RESTAURANTS--0.5%
Darden Restaurants, Inc. ......        116           2,654
McDonald's Corp. ..............      1,286          43,724
Starbucks Corp. (a)............        164           7,257
Tricon Global Restaurants, Inc.
  (a)..........................        138           4,554
Wendy's International, Inc. ...        112           2,940
                                               -----------
                                                    61,129
                                               -----------
MEDIA--2.8%
ADVERTISING--0.2%
Interpublic Group of Cos.,
  Inc. ........................        261          11,109
Omnicom Group, Inc. ...........        151          12,514
WPP Group PLC ADR (a)..........         41           2,575
                                               -----------
                                                    26,198
                                               -----------
BROADCASTING & CABLE--0.5%
Clear Channel Communications,
  Inc. (a).....................        531          25,720
Comcast Corp. Special Class
  A............................        874          36,490
                                               -----------
                                                    62,210
                                               -----------
MOVIES & ENTERTAINMENT--1.6%
The Walt Disney Co. ...........      2,089          60,450
Time Warner, Inc. .............      1,288          67,285
Viacom, Inc. Class B (a).......      1,532          71,621
                                               -----------
                                                   199,356
                                               -----------
PUBLISHING & PRINTING--0.5%
American Greetings Corp. Class
  A............................         57             538
Dow Jones & Co., Inc. .........         76           4,304
Gannett Co., Inc. .............        227          14,315
Harcourt General, Inc. ........         50           2,860
Knight-Ridder, Inc. ...........         80           4,550

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Mcgraw-Hill Cos., Inc. ........        163     $     9,556
Meredith Corp. ................         57           1,835
The New York Times Co. Class
  A............................        139           5,569
Tribune Co. ...................        267          11,281
                                               -----------
                                                    54,808
                                               -----------
RETAILING--4.4%
APPAREL RETAIL--0.3%
The Gap, Inc. .................        832          21,216
The Limited, Inc. .............        417           7,115
TJX Companies, Inc. ...........        254           7,049
                                               -----------
                                                    35,380
                                               -----------
COMPUTER & ELECTRONICS RETAIL--0.1%
Best Buy Co., Inc. (a).........        189           5,587
Circuit City Stores, Inc. .....        172           1,978
RadioShack Corp. ..............        163           6,978
                                               -----------
                                                    14,543
                                               -----------
DEPARTMENT STORES--0.4%
Dillard Department Stores,
  Inc. ........................        122           1,441
Federated Department Stores,
  Inc. (a).....................        177           6,195
J.C. Penney Co., Inc. .........        287           3,121
Kohl's Corp. (a)...............        291          17,751
May Department Stores Co. .....        345          11,299
Nordstrom, Inc. ...............        124           2,255
Sears, Roebuck & Co. ..........        345          11,989
                                               -----------
                                                    54,051
                                               -----------
GENERAL MERCHANDISE STORES--2.4%
Consolidated Stores Corp.
  (a)..........................        101           1,073
Costco Wholesale Corp. (a).....        488          19,490
Dollar General Corp. ..........        370           6,984
Kmart Corp. ...................        450           2,391
Target Corp. ..................        890          28,703
Wal-Mart Stores, Inc. .........      4,416         234,600
                                               -----------
                                                   293,241
                                               -----------
HOME IMPROVEMENT RETAIL--1.0%
Home Depot, Inc. ..............      2,331         106,498
Lowe's Companies, Inc. ........        341          15,175
Sherwin-Williams Co. ..........        135           3,552
                                               -----------
                                                   125,225
                                               -----------
SPECIALTY STORES--0.2%
AutoZone, Inc. (a).............        121           3,449
Bed Bath & Beyond, Inc. (a)....        251           5,615
Office Depot, Inc. (a).........        322           2,294
Staples, Inc. (a)..............        476           5,623
Tiffany & Co. .................        122           3,857
Toys 'R' Us, Inc. (a)..........        162           2,702
                                               -----------
                                                    23,540
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
CONSUMER STAPLES--7.6%
FOOD & DRUG RETAILING--1.2%
DRUG RETAIL--0.5%
CVS Corp. .....................        387     $    23,195
Longs Drug Stores, Inc. .......         45           1,086
Walgreen Co. ..................        976          40,809
                                               -----------
                                                    65,090
                                               -----------
FOOD DISTRIBUTORS--0.2%
Supervalu, Inc. ...............        123           1,707
Sysco Corp. ...................        660          19,800
                                               -----------
                                                    21,507
                                               -----------
FOOD RETAIL--0.5%
Albertson's, Inc. .............        415          10,998
Kroger Corp. (a)...............        815          22,055
Safeway, Inc. (a)..............        466          29,125
Winn-Dixie Stores, Inc. .......        116           2,247
                                               -----------
                                                    64,425
                                               -----------
FOOD, BEVERAGES & TOBACCO--4.5%
AGRICULTURAL PRODUCTS--0.1%
Archer Daniels Midland Co. ....        663           9,945
                                               -----------
BREWERS--0.4%
Adolph Coors Co. Class B.......         20           1,605
Anheuser Busch Cos., Inc. .....        875          39,812
Brown-Forman Corp. Class B.....         50           3,325
                                               -----------
                                                    44,742
                                               -----------
PACKAGED FOODS--1.3%
Campbell Soup Co. .............        412          14,265
Conagra, Inc. .................        494          12,844
General Mills, Inc. ...........        239          10,650
Heinz (H.J.) Co. ..............        394          18,690
Hershey Foods, Corp. ..........        115           7,403
Kellogg Co. ...................        400          10,500
Quaker Oats Co. ...............        100           9,737
Ralston-Ralston Purina Group...        253           6,610
Sara Lee Corp. ................        847          20,804
Unilever NV ADR................        535          33,672
Wm. Wrigley Jr. Co. ...........         97           9,293
                                               -----------
                                                   154,468
                                               -----------
SOFT DRINKS--1.9%
Coca-Cola Co. .................      2,452         149,419
Coca-Cola Enterprises, Inc. ...        410           7,790
PepsiCo, Inc. .................      1,476          73,154
                                               -----------
                                                   230,363
                                               -----------
TOBACCO--0.8%
Philip Morris Cos, Inc. .......      2,186          96,184
UST, Inc. .....................        173           4,855
                                               -----------
                                                   101,039
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
HOUSEHOLD & PERSONAL PRODUCTS--1.9%
HOUSEHOLD PRODUCTS--1.5%
Clorox Co. ....................        199     $     7,065
Colgate-Palmolive Co. .........        524          33,824
Kimberly-Clark Corp. ..........        499          35,274
Procter & Gamble Co. ..........      1,343         105,342
                                               -----------
                                                   181,505
                                               -----------
PERSONAL PRODUCTS--0.4%
Alberto Culver Co. Class B
  Convertible..................         50           2,140
Avon Products, Inc. ...........        199           9,526
Gillette Co. ..................      1,012          36,559
                                               -----------
                                                    48,225
                                               -----------
ENERGY--6.2%
ENERGY
INTEGRATED OIL & GAS--4.8%
Amerada Hess Corp. ............        105           7,672
Chevron Corp. .................        600          50,663
Coastal Corp. .................        183          16,161
Conoco, Inc. Class B...........        575          16,639
Exxon Mobil Corp. .............      3,456         300,455
Occidental Petroleum Corp. ....        369           8,948
Phillips Petroleum Co. ........        236          13,423
Royal Dutch Petroleum Co. .....      2,180         132,025
Texaco, Inc. ..................        578          35,908
USX-Marathon Group.............        256           7,104
                                               -----------
                                                   588,998
                                               -----------
OIL & GAS DRILLING--0.2%
Nabors Industries, Inc. (a)....        118           6,980
Rowan Cos, Inc. (a)............         89           2,402
Transocean Sedco Forex,
  Inc. ........................        172           7,912
                                               -----------
                                                    17,294
                                               -----------
OIL & GAS EQUIP & SERVICES--0.6%
Baker Hughes, Inc. ............        373          15,503
Halliburton Co. ...............        423          15,333
Schlumberger Ltd. .............        519          41,487
                                               -----------
                                                    72,323
                                               -----------
OIL & GAS EXPLORATION & PRODUCTS--0.5%
Anadarko Petroleum Corp. ......        232          16,490
Apache Corp. ..................        127           8,897
Burlington Resources, Inc. ....        205          10,353
Devon Energy Corp. ............        135           8,230
EOG Resources, Inc. (a)........        120           6,563
Kerr-McGee Corp. ..............        101           6,760
Unocal Corp. ..................        210           8,124
                                               -----------
                                                    65,417
                                               -----------
OIL & GAS REFINING & MARKETING--0.1%
Ashland Oil, Inc. .............         93           3,337
Sun Co., Inc. .................         80           2,695
Tosco Corp. ...................        162           5,498
                                               -----------
                                                    11,530
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
FINANCIALS--16.1%
BANKS--5.4%
BANKS
AmSouth Bancorporation.........        400     $     6,100
BB&T Corp. ....................        345          12,873
Banc One Corp. ................      1,105          40,471
Bank of New York Co., Inc. ....        750          41,391
BankAmerica Corp. .............      1,630          74,776
Chase Manhattan Corp. .........      1,339          60,841
Comerica, Inc. ................        137           8,134
Crestar Financial Corp. .......        186           5,371
Fifth Third Bancorp............        442          26,410
First Union Corp. .............        936          26,033
Firstar Corp. .................        914          21,251
FleetBoston Financial Corp. ...        874          32,830
Golden West Financial Corp. ...        117           7,898
Huntington Bancshares, Inc. ...        206           3,335
KeyCorp........................        464          12,991
Mellon Financial Corp. ........        455          22,380
National City Corp. ...........        565          16,243
Northern Trust Corp. ..........        190          15,496
Old Kent Financial Corp. ......        125           5,469
PNC Bank Corp. ................        251          18,339
Regions Financial Corp. .......        183           4,998
Southtrust Corp. ..............        146           5,940
Summit Bancorp.................        140           5,346
Suntrust Banks, Inc. ..........        255          16,065
Synovus Financial Corp. .......        327           8,810
U.S. Bancorp...................        750          21,890
UBS AG (a).....................          1             129
Union Planters Corp. ..........        121           4,326
Wachovia Corp. ................        180          10,463
Washington Mutual, Inc. .......        499          26,477
Wells Fargo & Co. .............      1,731          96,395
                                               -----------
                                                   659,471
                                               -----------
DIVERSIFIED FINANCIALS--6.7%
CONSUMER FINANCE--0.7%
Capital One Financial Corp. ...        169          11,122
Countrywide Credit Industries,
  Inc. ........................         96           4,825
Household International,
  Inc. ........................        448          24,640
MBNA Corp. ....................        835          30,842
Providian Financial Corp. .....        348          20,010
                                               -----------
                                                    91,439
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
DIVERSIFIED FINANCIAL SERVICES--6.0%
American Express Co. ..........      1,293     $    71,034
Bear Stearns Cos, Inc. ........         89           4,511
Charles Schwab Corp. ..........      1,326          37,625
Citigroup, Inc. ...............      5,008         255,721
Fannie Mae.....................        980          85,015
Franklin Resources, Inc. ......        210           8,001
Freddie Mac....................        730          50,278
J.P. Morgan & Co., Inc. .......        139          23,005
Lehman Brothers Holdings,
  Inc. ........................        215          14,540
Merrill Lynch & Co., Inc. .....        786          53,595
Morgan Stanley Dean Witter &
  Co. .........................      1,084          85,907
State Street Corp. ............        120          14,905
Stilwell Financial, Inc. ......        200           7,887
T. Rowe Price Associates, Inc.
  (a)..........................        100           4,216
The CIT Group, Inc. ...........        222           4,468
USA Education, Inc. ...........        133           9,044
                                               -----------
                                                   729,752
                                               -----------
INSURANCE--4.0%
INSURANCE BROKERS--0.3%
Aon Corp. .....................        215           7,365
Marsh & McLennan Companies,
  Inc. ........................        234          27,378
                                               -----------
                                                    34,743
                                               -----------
LIFE & HEALTH INSURANCE--0.8%
AFLAC, Inc. ...................        231          16,675
American General Corp. ........        218          17,767
Conseco, Inc. .................        359           4,735
Jefferson-Pilot Corp. .........         90           6,728
Lincoln National Corp. ........        166           7,854
MetLife, Inc. .................        800          28,000
Torchmark Corp. ...............        117           4,497
UnumProvident Corp. ...........        219           5,885
                                               -----------
                                                    92,141
                                               -----------
MULTI-LINE INSURANCE--2.1%
American International Group,
  Inc. ........................      2,331         229,749
Loews Corp. ...................        101          10,460
The Hartford Financial Services
  Group, Inc. .................        196          13,843
                                               -----------
                                                   254,052
                                               -----------
PROPERTY & CASUALTY INSURANCE--0.8%
Allstate Corp. ................        748          32,585
Ambac Financial Group, Inc. ...        150           8,747
Chubb Corp. ...................        151          13,062
Cincinnati Financial Corp. ....        137           5,420
MBIA, Inc. ....................         86           6,375
MGIC Investment Corp. .........        102           6,879
Safeco Corp. ..................        129           4,241

                                   SHARES         VALUE
                                ------------   ------------
St. Paul Companies, Inc. ......        182     $     9,885
The Progressive Corp. .........         67           6,944
                                               -----------
                                                    94,138
                                               -----------
HEALTH CARE--13.4%
HEALTH CARE EQUIPMENT & SERVICES--2.5%
HEALTH CARE DISTRIBUTORS & SERVICES--0.3%
Cardinal Health, Inc. .........        238          23,711
McKesson Corp. ................        241           8,649
Quintiles Transnational Corp.
  (a)..........................         96           2,010
                                               -----------
                                                    34,370
                                               -----------
HEALTH CARE EQUIPMENT--1.4%
Applera Corp.--Applied
  Biosystems Group.............        189          17,778
Bard (C.R.), Inc. .............         45           2,095
Baxter International, Inc. ....        253          22,344
Becton, Dickinson & Co. .......        214           7,410
Biomet, Inc. ..................        150           5,953
Boston Scientific Corp. (a)....        401           5,489
Guidant Corp. .................        268          14,455
Medtronic, Inc. ...............      1,238          74,744
St. Jude Medical, Inc. ........         73           4,485
Stryker Corp. .................        200          10,118
                                               -----------
                                                   164,871
                                               -----------
HEALTH CARE FACILITIES--0.4%
HCA-The Healthcare Corp. ......        585          25,746
Healthsouth Corp. (a)..........        417           6,802
Manor Care, Inc. (a)...........        102           2,104
Tenet Healthcare Corp. ........        363          16,131
                                               -----------
                                                    50,783
                                               -----------
HEALTH CARE SUPPLIES--0.0%
Bausch & Lomb, Inc. ...........         46           1,860
Synavant, Inc. (a).............          5              23
                                               -----------
                                                     1,883
                                               -----------
MANAGED HEALTH CARE--0.4%
Aetna, Inc. (a)................        121           4,969
CIGNA Corp. ...................        136          17,993
Humana, Inc. ..................        150           2,288
United Healthcare Corp. .......        278          17,062
Wellpoint Health Networks,
  Inc. ........................         50           5,764
                                               -----------
                                                    48,076
                                               -----------
PHARMACEUTICALS & BIOTECHNOLOGY--10.9%
BIOTECHNOLOGY--0.7%
Amgen, Inc. ...................        997          63,746
Biogen, Inc. (a)...............        127           7,628
Chiron Corp. (a)...............        200           8,900
MedImmune, Inc. (a)............        190           9,061
                                               -----------
                                                    89,335
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
PHARMACEUTICALS--10.2%
Abbott Laboratories............      1,558     $    75,466
Allergan, Inc. ................        100           9,681
Alza Corp. (a).................        193           8,203
American Home Products
  Corp. .......................      1,274          80,963
Bristol-Myers Squibb Co. ......      1,914         141,516
Eli Lilly & Co. ...............      1,086         101,066
Forest Laboratories, Inc.
  (a)..........................        100          13,288
Johnson & Johnson..............      1,340         140,785
King Pharmaceuticals, Inc.
  (a)..........................        154           7,960
Merck & Co., Inc. .............      2,321         217,304
Pfizer, Inc. ..................      6,220         286,120
Pharmacia Corp. ...............      1,269          77,409
Schering-Plough Corp. .........      1,495          84,841
Watson Pharmaceuticals, Inc.
  (a)..........................         87           4,453
                                               -----------
                                                 1,249,055
                                               -----------
INDUSTRIALS--9.9%
CAPITAL GOODS--8.0%
AEROSPACE & DEFENSE--1.4%
Boeing Co. ....................        883          58,278
General Dynamics Corp. ........        162          12,636
Goodrich (B.F.) Co. ...........         85           3,093
Honeywell International,
  Inc. ........................        793          37,519
Lockheed Martin Corp. .........        414          14,055
Northrop Grumman Corp. ........         66           5,478
Raytheon Co. Class B...........        386          11,990
United Technologies Corp. .....        447          35,145
                                               -----------
                                                   178,194
                                               -----------
BUILDING PRODUCTS--0.1%
Crane Co. .....................         50           1,422
Masco Corp. ...................        490          12,587
                                               -----------
                                                    14,009
                                               -----------
CONSTRUCTION & ENGINEERING--0.0%
McDermott International,
  Inc. ........................         50             538
                                               -----------
CONSTRUCTION & FARM MACHINERY--0.3%
Caterpillar, Inc. .............        305          14,430
Cummins Engine Co., Inc. ......         57           2,162
Deere & Co. ...................        199           9,117
Navistar International Corp.
  (a)..........................         72           1,886
PACCAR, Inc. ..................         68           3,349
                                               -----------
                                                    30,944
                                               -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.6%
American Power Conversion Corp.
  (a)..........................        161           1,992
Cooper Industries, Inc. .......         85           3,905
Emerson Electric Co. ..........        472          37,200
Molex, Inc. ...................        166           5,893
National Service Industries,
  Inc. ........................         49           1,259
Power-One, Inc. (a)............         67           2,634
Rockwell International
  Corp. .......................        158           7,525

                                   SHARES         VALUE
                                ------------   ------------
Symbol Technologies, Inc. .....        120     $     4,320
Thermo Electron Corp. (a)......        144           4,284
Thomas & Betts Corp. ..........         50             809
                                               -----------
                                                    69,821
                                               -----------
INDUSTRIAL CONGLOMERATES--5.1%
General Electric Co. ..........      9,874         473,335
ITT Industries, Inc. ..........         77           2,984
Minnesota Mining &
  Manufacturing Co. ...........        344          41,452
Textron, Inc. .................        128           5,952
Tyco International Ltd. .......      1,759          97,625
                                               -----------
                                                   621,348
                                               -----------
INDUSTRIAL MACHINERY--0.4%
Briggs & Stratton Corp. .......         32           1,420
Danaher Corp. .................        123           8,410
Dover Corp. ...................        166           6,733
Eaton Corp. ...................         66           4,962
Illinois Tool Works, Inc. .....        266          15,844
Ingersoll Rand Co. ............        140           5,863
Pall Corp. ....................        100           2,131
Parker-Hannifin Corp. .........        109           4,810
Timken Co. ....................         50             756
                                               -----------
                                                    50,929
                                               -----------
TRADING COMPANIES & DISTRIBUTIONS--0.1%
Genuine Parts Co. .............        159           4,164
Grainger (W.W.), Inc. .........         80           2,920
                                               -----------
                                                     7,084
                                               -----------
COMMERCIAL SERVICES & SUPPLIES--1.3%
COMMERCIAL PRINTING--0.0%
R.R. Donnelley & Sons Co. .....        129           3,483
                                               -----------
DATA PROCESSING SERVICES--0.7%
Automatic Data Processing,
  Inc. ........................        661          41,850
First Data Corp. ..............        399          21,022
Paychex, Inc. .................        318          15,463
The Sabre Group Holdings,
  Inc. ........................        100           4,313
                                               -----------
                                                    82,648
                                               -----------
DIVERSIFIED COMMERCIAL SERVICES--0.3%
Cendant Corp. (a)..............        740           7,123
Convergys Corp. (a)............        127           5,755
Deluxe Corp. ..................         85           2,148
Ecolab, Inc. ..................        100           4,319
Equifax, Inc. .................        115           3,299
H&R Block, Inc. ...............         66           2,731
IMS Health, Inc. ..............        250           6,750
Moody's Corp. .................        117           3,005
                                               -----------
                                                    35,130
                                               -----------
EMPLOYMENT SERVICES--0.0%
Robert Half International, Inc.
  (a)..........................        200           5,300
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
ENVIRONMENTAL SERVICES--0.2%
Allied Waste Industries, Inc.
  (a)..........................        178     $     2,592
Waste Management, Inc. ........        661          18,343
                                               -----------
                                                    20,935
                                               -----------
OFFICE SERVICES & SUPPLIES--0.1%
Avery Dennison Corp. ..........        100           5,488
Pitney Bowes, Inc. ............        221           7,321
                                               -----------
                                                    12,809
                                               -----------
TRANSPORTATION--0.6%
AIR FREIGHT & COURIERS--0.1%
FedEx Corp. (a)................        260          10,390
                                               -----------
AIRLINES--0.2%
AMR Corp. (a)..................        129           5,055
Delta Air Lines, Inc. .........        100           5,019
Souhtwest Airlines Co. ........        524          17,570
US Airways Group, Inc. (a).....         50           2,028
                                               -----------
                                                    29,672
                                               -----------
RAILROADS--0.3%
Burlington Northern Santa Fe
  Corp. .......................        347           9,824
CSX Corp. .....................        198           5,136
Norfolk Southern Corp. ........        414           5,511
Union Pacific Corp. ...........        223          11,317
                                               -----------
                                                    31,788
                                               -----------
TRUCKING--0.0%
Ryder System, Inc. ............         73           1,214
                                               -----------
INFORMATION TECHNOLOGY--20.1%
SOFTWARE & SERVICES--5.3%
APPLICATIONS SOFTWARE--0.5%
Autodesk, Inc. ................         50           1,346
Citrix Systems, Inc. (a).......        157           3,533
Intuit, Inc. (a)...............        200           7,888
Mercury Interactive Corp.
  (a)..........................         65           5,866
Parametric Technology Co.
  (a)..........................        220           2,956
PeopleSoft, Inc. (a)...........        260           9,669
Siebel Systems, Inc. (a).......        406          27,507
                                               -----------
                                                    58,765
                                               -----------
INFORMATION TECHNOLOGY CONSULTING &
SERVICES--0.3%
Ceridian Corp. (a).............        116           2,313
Computer Sciences Corp. (a)....        146           8,778
Electronic Data Systems
  Corp. .......................        444          25,641
Sapient Corp. (a)..............         80             955
Unisys Corp. (a)...............        267           3,905
                                               -----------
                                                    41,592
                                               -----------
INTERNET SOFTWARE & SERVICES--0.8%
America Online Inc. (a)........      2,321          80,770
BroadVision, Inc. (a)..........        230           2,717
Yahoo!, Inc. (a)...............        580          17,500
                                               -----------
                                                   100,987
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
SYSTEMS SOFTWARE--3.7%
Adobe Systems, Inc. ...........        213     $    12,394
BMC Software, Inc. (a).........        207           2,897
Computer Associates
  International, Inc. .........        536          10,452
Compuware Corp. (a)............        363           2,269
Microsoft Corp. (a)............      5,315         231,203
Novell, Inc. (a)...............        336           1,754
Oracle Corp. (a)...............      5,507         160,047
Veritas Software Corp. (a).....        390          34,125
                                               -----------
                                                   455,141
                                               -----------
TECHNOLOGY HARDWARE & EQUIPMENT--14.8%
COMPUTER HARDWARE--3.3%
Apple Computer, Inc. ..........        280           4,165
Compaq Computer Corp. .........      1,668          25,103
Dell Computer Corp. (a)........      2,560          44,640
Gateway, Inc. (a)..............        277           4,983
Hewlett-Packard Co. ........... 1,972.....          62,241
International Business Machines
  Corp. .......................      1,842         156,570
NCR Corp. (a)..................         80           3,930
Palm, Inc. (a).................        516          14,608
Sun Microsystems, Inc. (a).....      3,170          88,364
                                               -----------
                                                   404,604
                                               -----------
COMPUTER STORAGE & PERIPHERALS--1.4%
EMC Corp. (a)..................      2,129         141,579
Lexmark International Group,
  Inc. (a).....................        111           4,918
Network Appliance, Inc. (a)....        353          22,675
                                               -----------
                                                   169,172
                                               -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Agilent Technologies, Inc.
  (a)..........................        482          26,390
Millipore Corp. ...............         30           1,890
PerkinElmer, Inc. .............         50           5,250
Sanmina Corp. (a)..............        131          10,038
Solectron Corp. (a)............        660          22,374
Tektronix, Inc. ...............        100           3,369
                                               -----------
                                                    69,311
                                               -----------
NETWORKING EQUIPMENT--2.3%
Cabletron Systems, Inc. (a)....        148           2,229
Cisco Systems, Inc. (a)........      7,127         272,608
                                               -----------
                                                   274,837
                                               -----------
OFFICE ELECTRONICS--0.0%
Xerox Corp. ...................        700           3,238
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
SEMICONDUCTOR EQUIPMENT--0.4%
Applied Materials, Inc. (a)....        796     $    30,397
KLA Instruments Corp. (a)......        155           5,222
Novellus Systems, Inc. (a).....        100           3,594
Teradyne, Inc. (a).............        146           5,439
                                               -----------
                                                    44,652
                                               -----------
SEMICONDUCTORS--3.5%
Adaptec, Inc. (a)..............         78             800
Advanced Micro Devices,
  Inc. ........................        347           4,793
Altera Corp. (a)...............        344           9,052
Analog Devices, Inc. (a).......        397          20,321
Broadcom Corp. Class A (a).....        215          18,168
Conexant Systems, Inc. (a).....        190           2,921
Intel Corp. ...................      6,692         202,433
LSI Logic Corp. (a)............        265           4,529
Linear Technology Corp. .......        270          12,488
Maxim Integrated Products, Inc.
  (a)..........................        232          11,093
Micron Technology, Inc. .......        513          18,212
National Semiconductor Corp.
  (a)..........................        143           2,877
QLogic Corp. (a)...............        100           7,700
Texas Instruments, Inc. .......      1,713          81,153
Vitesse Semiconductor Corp.
  (a)..........................        200          11,063
Xilinx, Inc. (a)...............        288          13,284
                                               -----------
                                                   420,887
                                               -----------
TELECOMMUNICATIONS EQUIPMENT--3.3%
ADC Telecommunications, Inc.
  (a)..........................        773          14,011
Andrew Corp. (a)...............         50           1,088
Avaya, Inc. (a)................        233           2,403
Comverse Technology, Inc.
  (a)..........................        148          16,077
Corning, Inc. .................        958          50,594
JDS Uniphase Corp. (a).........        918          38,269
Lucent Technologies, Inc.......      3,320          44,820
Motorola, Inc. ................      2,126          43,052
Nortel Networks Corp. .........      3,117          99,938
Qualcomm, Inc. (a).............        750          61,640
Scientific-Atlanta, Inc. ......        135           4,396
Tellabs, Inc. (a)..............        401          22,657
Vivendi Universal SA ADR (a)...         (b)             13
                                               -----------
                                                   398,958
                                               -----------
MATERIALS--2.1%
CHEMICALS--1.0%
DIVERSIFIED CHEMICALS--0.7%
Dow Chemical Co. ..............        700          25,638
E.I. DuPont De Nemours &
  Co. .........................      1,007          48,651
Eastman Chemical Co. ..........         66           3,218
Engelhard Corp. ...............        100           2,038
FMC Corp. (a)..................         36           2,581
Hercules, Inc. ................         98           1,868
Union Carbide Corp. ...........        119           6,404
                                               -----------
                                                    90,398
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
INDUSTRIAL GASES--0.1%
Air Products & Chemicals,
  Inc. ........................        194     $     7,954
Praxair, Inc. .................        138           6,124
                                               -----------
                                                    14,078
                                               -----------
SPECIALTY CHEMICALS--0.2%
Great Lakes Chemical Corp. ....         55           2,045
International Flavors &
  Fragrances, Inc. ............         70           1,422
PPG Industries, Inc. ..........        154           7,132
Rohm & Haas Co. ...............        186           6,754
Sigma-Aldrich Corp. ...........         66           2,595
                                               -----------
                                                    19,948
                                               -----------
CONSTRUCTION MATERIALS--0.0%
CONSTRUCTION MATERIALS
Vulcan Materials Co. ..........         87           4,165
                                               -----------
CONTAINERS & PACKAGING--0.1%
METAL & GLASS CONTAINERS--0.0%
Ball Corp. ....................         33           1,520
Pactiv Corp. (a)...............        121           1,497
                                               -----------
                                                     3,017
                                               -----------
PAPER & PLASTIC PACKAGING--0.1%
Bemis Co., Inc. ...............         55           1,846
Sealed Air Corp. (a)...........         76           2,318
Temple-Inland, Inc. ...........         40           2,145
                                               -----------
                                                     6,309
                                               -----------
METALS & MINING--0.5%
ALUMINUM--0.3%
Alcan Aluminum Ltd. ...........        287           9,812
Alcoa, Inc. ...................        847          28,375
                                               -----------
                                                    38,187
                                               -----------
DIVERSIFIED METALS & MINING--0.1%
Fluor Corp. (a)................        134           4,430
Freeport-McMoRan Copper & Gold,
  Inc. Class B.................        180           1,541
Inco Ltd. .....................        159           2,665
Phelps Dodge Corp. ............         70           3,907
                                               -----------
                                                    12,543
                                               -----------
GOLD--0.1%
Barrick Gold Corp. ............        403           6,601
Homestake Mining Co. ..........        286           1,198
Newmont Mining Corp. ..........        179           3,054
Placer Dome, Inc. .............        340           3,273
                                               -----------
                                                    14,126
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
STEEL--0.0%
Allegheny Technologies,
  Inc. ........................         50     $       794
Nucor Corp. ...................         61           2,421
USX-US Steel Group.............         81           1,458
Worthington Industries,
  Inc. ........................         61             492
                                               -----------
                                                     5,165
                                               -----------
PAPER & FOREST PRODUCTS--0.5%
FOREST PRODUCTS--0.2%
Georgia Pacific Corp. .........        246           7,657
Louisiana-Pacific Corp. .......         70             709
Weyerhaeuser Co. ..............        190           9,643
                                               -----------
                                                    18,009
                                               -----------
PAPER PRODUCTS--0.3%
Boise Cascade Corp. ...........         50           1,680
International Paper Co. .......        458          18,692
Mead Corp. ....................         86           2,698
Potlatch Corp. ................         32           1,074
Westvaco Corp. ................         92           2,685
Willamette Industries, Inc. ...         95           4,459
                                               -----------
                                                    31,288
                                               -----------
TELECOMMUNICATION SERVICES--5.2%
DIVERSIFIED TELECOMMUNICATIONS
  SERVICES--4.9%
ALTERNATIVE CARRIERS--0.7%
Global Crossing Ltd. (a).......        856          12,252
Qwest Communications
  International, Inc. (a)......      1,686          69,126
                                               -----------
                                                    81,378
                                               -----------
INTEGRATED TELECOMMUNICATIONS SERVICES--4.2%
AT&T Corp. ....................      3,676          63,640
Alltel Corp. ..................        273          17,045
BellSouth Corp. ...............      1,817          74,382
CenturyTel, Inc. ..............        116           4,146
SBC Communications, Inc., Class
  A............................      3,359         160,392
Sprint Corp. (FON Group) ......        867          17,610
Verizon Communications.........      2,674         134,034
WorldCom, Inc. (a).............      2,806          39,284
                                               -----------
                                                   510,533
                                               -----------
WIRELESS TELECOMMUNICATIONS SERVICES--0.3%
WIRELESS TELECOMMUNICATIONS SERVICES
Nextel Communications, Inc.
  Class A (a)..................        764          18,909
Sprint Corp. (PCS Group) (a)...        881          18,005
                                               -----------
                                                    36,914
                                               -----------
UTILITIES--3.4%
UTILITIES
ELECTRIC UTILITIES--2.3%
AES Corp. (a)..................        435          24,088
Allegheny Energy, Inc. ........        100           4,819
Ameren Corp. ..................        119           5,511

                                   SHARES         VALUE
                                ------------   ------------
American Electric Power Co.,
  Inc. ........................        275     $    12,788
CMS Energy Corp. ..............        105           3,327
Calpine Corp. (a)..............        300          13,519
Cincinnati Gas & Electric
  Co. .........................        117           4,110
Consolidated Edison Co. of New
  York.........................        183           7,046
Constellation Energy Group.....        125           5,633
DTE Energy Co. ................        119           4,634
Dominion Resources, Inc. ......        204          13,668
Duke Energy Corp. .............        316          26,939
Edison International...........        367           5,734
Entergy Corp. .................        190           8,039
Exelon Corp. ..................        274          19,238
FPL Group, Inc. ...............        152          10,906
FirstEnergy Corp. .............        191           6,028
GPU, Inc. .....................        100           3,681
Niagara Mohawk Holdings, Inc.
  (a)..........................        135           2,253
PG&E Corp. ....................        378           7,560
PP&L Resources, Inc. ..........        120           5,423
Pinnacle West Capital Corp. ...         71           3,381
Progress Energy, Inc. (a)......        298          14,658
Public Service Enterprise
  Group, Inc. .................        181           8,801
Reliant Energy, Inc. ..........        250          10,828
Southern Co. ..................        700          23,275
TXU Corp. .....................        223           9,882
Xcel Energy, Inc. .............        377          10,957
                                               -----------
                                                   276,726
                                               -----------
GAS UTILITIES--0.4%
Dynegy Inc. ...................        351          19,678
El Paso Energy Corp. ..........        212          15,185
KeySpan Corp. .................        108           4,577
Kinder Morgan, Inc. ...........        100           5,219
NICOR, Inc. ...................         45           1,943
ONEOK, Inc. ...................         53           2,554
Peoples Energy Corp. ..........         35           1,566
Sempra Energy..................        150           3,488
                                               -----------
                                                    54,210
                                               -----------
MULTI-UTILITIES--0.7%
Enron Corp. ...................        750          62,344
NiSource, Inc. ................        257           7,903
The Williams Companies,
  Inc. ........................        470          18,771
                                               -----------
                                                    89,018
                                               -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
TOTAL COMMON STOCK
  (cost of $12,130,504)........                $11,396,160
                                               -----------
                                    PAR
                                ------------
US GOVERNMENT & AGENCY OBLIGATION--0.4%
US Treasury Bills
  5.880% 3/15/01 (c)
  (cost of $49,405)............   $ 50,000          49,426
                                               -----------
Total US Government & Agency
  Obligations..................                     49,426
                                               -----------
Total Investments
  (cost $12,179,909) (d).......                 11,445,586
                                               -----------

                                    PAR           VALUE
                                ------------   ------------
SHORT-TERM OBLIGATION--5.6%
Repurchase agreement with SBC
  Warburg, Ltd., dated
  12/29/00, due 01/02/01 at
  6.000%, collateralized by
  U.S. Treasury Notes with
  various maturities to 2028,
  market value $700,165
  (Repurchase proceeds
  $687,458)....................   $687,000     $   687,000
                                               -----------
OTHER ASSETS & LIABILITIES, NET--0.5%.......        60,370
                                               -----------
NET ASSETS--100.0%..........................   $12,192,956
                                               ===========

(a)  Non-income producing.
(b)  Rounds to less than one.
(c) This security, or a portion thereof, with a total market value of $49,426, is being used to collateralize the futures contract shown below.
(d)  Cost for federal income tax purposes is the same.

ACRONYM             NAME
-------             ----
  ADR    American Depositary Receipt

Long futures contract open on December 31, 2000:

                        PAR VALUE                    UNREALIZED
                        COVERED BY    EXPIRATION    DEPRECIATION
TYPE                    CONTRACTS       MONTH       AT 12/31/00
----                    ----------    ----------    ------------
S&P 500                    250          March         $(19,125)
                                                      --------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $12,179,909).............    $11,445,586
Short-term obligations......................................        687,000
Cash........................................................          8,660
Receivables:
  Dividends and interest....................................          7,440
  Fund shares sold..........................................         71,905
Other assets................................................          1,350
                                                                -----------
    TOTAL ASSETS............................................     12,221,941
                                                                -----------
LIABILITIES:
Payables:
  Investments purchased.....................................          2,171
  Variation margin on futures contracts.....................          4,550
  To Manager................................................          6,316
Accrued liabilities:
  Management fee............................................          3,696
  Bookkeeping fee...........................................          2,188
  Transfer Agent fee........................................            757
  Other expense.............................................          5,129
Other liabilities...........................................          4,178
                                                                -----------
    TOTAL LIABILITIES.......................................         28,985
                                                                -----------
NET ASSETS..................................................    $12,192,956
                                                                ===========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $12,975,063
  Accumulated overdistributed net investment income.........           (352)
  Accumulated net realized loss on investments and futures
    transactions............................................        (28,307)
  Net unrealized depreciation on investments and futures
    contracts...............................................       (753,448)
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $12,192,956
                                                                ===========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................        $94,738
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........          8,374
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A..........................         $11.31
                                                                     ------
                                                                     ------
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $12,098,218
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........      1,069,494
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B..........................         $11.31
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $  30,929
Dividends...................................................       47,719
                                                                ---------
    Total investment income (net of foreign taxes withheld
     at source which amounted to $164)......................       78,648
                                                                ---------
EXPENSES:
  Management fee............................................       18,998
  Distribution fee--Class B.................................       11,552
  Bookkeeping fee...........................................       16,229
  Transfer Agent fee........................................        4,508
  Audit fee.................................................        3,033
  Reports to shareholders...................................          971
  Trustees' expense.........................................        2,012
  Custodian fee.............................................        7,246
  Legal fee.................................................          187
  Miscellaneous expense.....................................          714
                                                                ---------
    Total expenses..........................................       65,450
                                                                ---------
Less:
  Expense reimbursable by Distributor.......................      (11,552)
  Expense reimbursable by Manager...........................      (17,830)
                                                                ---------
Net expenses................................................       36,068
                                                                ---------
Net investment income.......................................       42,580
                                                                ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS:
  Net realized gain on investments..........................        4,293
  Net realized loss on futures transactions.................      (32,600)
  Net change in unrealized appreciation/depreciation on
    investments.............................................     (734,323)
  Net change in unrealized appreciation/depreciation on
    futures contracts.......................................      (19,125)
                                                                ---------
Net decrease in net assets resulting from operations........    $(739,175)
                                                                =========

* For the period from commencement of operations May 30, 2000 to December 31, 2000.
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                                                   PERIOD
                                                                   ENDED
                                                                DECEMBER 31,
                                                                   2000*
                                                                ------------
OPERATIONS:
  Net investment income.....................................    $    42,580
  Net realized loss on investments and futures
     transactions...........................................        (28,307)
  Net change in unrealized appreciation/depreciation on
     investments and futures contracts......................       (753,448)
                                                                -----------
Net decrease in net assets resulting from operations........       (739,175)
                                                                -----------
DISTRIBUTIONS DECLARED:
  Net investment income--Class A............................           (336)
  Net investment income--Class B............................        (42,244)
  In excess of net investment income--Class A...............           (123)
  In excess of net investment income--Class B...............        (15,496)
                                                                -----------
Total distributions.........................................        (58,199)
                                                                -----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................        100,000
  Distributions reinvested--Class A.........................            459
                                                                -----------
                                                                    100,459
                                                                -----------
  Proceeds from fund shares sold--Class B...................     13,121,933
  Cost of fund shares repurchased--Class B..................       (289,802)
  Distributions reinvested--Class B.........................         57,740
                                                                -----------
                                                                 12,889,871
                                                                -----------
Net increase in net assets resulting from fund share
  transactions..............................................     12,990,330
                                                                -----------
Total increase in net assets................................     12,192,956
NET ASSETS:
  Beginning of period.......................................             --
                                                                -----------
  End of period.............................................     12,192,956
                                                                ===========
Accumulated overdistributed net investment income included
  in ending net assets......................................    $      (352)
                                                                ===========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................          8,334
  Distributions reinvested--Class A.........................             40
                                                                -----------
                                                                      8,374
                                                                ===========
  Shares sold--Class B......................................      1,088,352
  Shares repurchased--Class B...............................        (23,932)
  Distributions reinvested--Class B.........................          5,074
                                                                -----------
                                                                  1,069,494
                                                                ===========

* For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty S&P 500 Index Fund, Variable Series ("the Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of the stocks of large U.S. companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in the Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributors, Inc. ("LFD") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.40% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.20% annually of the Fund's average daily net assets.
  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.
  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25%, annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 0.75% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 0.75%. If additional reimbursement is needed to meet the limit, the Manager will then reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended Decem-ber 31, 2000, purchases and sales of investments, other than short term obligations, were $12,231,625 and $105,413, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for both financial statements and federal income tax purposes was:

Gross unrealized appreciation     $   951,586
Gross unrealized depreciation      (1,685,909)
                                  -----------
  Net unrealized depreciation     $  (734,323)
                                  ===========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2008        $19,000

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Portfolio may purchase or sell futures contracts. The Portfolio will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of future contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to closeout a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Portfolio's Statements of Assets and Liabilities at any given time.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Liberty S&P 500 Index Fund, Variable
Series / December 31, 2000--Class A Shares
--------------------------------------------------------------------------------

                                                                   PERIOD
                                                                   ENDED
                                                                DECEMBER 31,
                                                                   2000*
                                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $12.00
                                                                   ------
Net investment income (a)...................................         0.07
Net realized and unrealized loss on investments.............        (0.70)
                                                                   ------
Total from investment operations............................        (0.63)
                                                                   ------
Less distributions:
  From net investment income................................        (0.04)
  In excess of net investment income........................        (0.02)
                                                                   ------
Total distributions.........................................        (0.06)
                                                                   ------
Net asset value, end of period..............................       $11.31
                                                                ---------
                                                                ---------
TOTAL RETURN:
Total investment return (b)(c)(d)...........................        (5.29)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................       $   95
Ratio of expenses to average net assets (e).................         0.75%***
Ratio of net investment income to average net assets (e)....         0.89%***
Expenses waived or reimbursed by the Manager (e)............         0.36%***
Portfolio turnover ratio....................................            2%**

  * For the period from commencement of operations May 30, 2000 to December 31, 2000.

 ** Not annualized.

 *** Annualized.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

2000 FEDERAL TAX INFORMATION (UNAUDITED)

100% of the ordinary income distribution by the Fund in the fiscal year ended December 31, 2000 qualifies for the corporate dividends received deduction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty S&P 500 Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty S&P 500 Index Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the period from May 30, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Liberty Select Value Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

   Liberty Select Value Fund seeks long-term growth.

   Effective August 1, 2000, Daniel K. Cantor and Jeffrey Kinzel became co-managers of the Fund. Mr. Cantor and Mr. Kinzel are senior vice presidents of Colonial Management Associates, Inc., the Advisor.

  Liberty Select Value Fund, Variable Series posted strong performance against a backdrop of high volatility since its inception. We are encouraged by the revival in value stocks that took place during the second half of the period, and see sizable opportunity ahead as we undergo a restructuring of the portfolio.

BOTTOM-UP, RESEARCH DRIVE APPROACH

  Having assumed management responsibility for the Fund on August 1, 2000, we have been in the process of reshaping the portfolio to better reflect our value criteria. Previously, the Fund employed what might be called a "new value" strategy, which looks for relative value across every industry group. This accounted for the Fund's higher technology exposure, which benefited the Fund early in the fiscal year.

  As the current managers, we employ a more traditional value approach that includes a bottom-up, research-driven process to identify good companies trading at compelling prices. We generally invest in companies that benefit from excellent management, are in relatively stable businesses, have sustainable competitive advantages, generate strong free cash flow, and are attractively valued. A security is attractively valued if it trades below its intrinsic value, as determined by such measures as price/earnings ratio, price/cash flow, and private market valuation. Some of the Fund's more richly valued stocks were no longer appropriate under our definition of value and we pared back the portfolio's technology exposure. At the same time, our move to mid cap value stocks coincided with resurgence in this group during September and October.

  In illustration of our strategy, consider one of our purchases during the period, Affiliated Computer Services (ACS--1.7% of net assets.) ACS is a professional services firm specializing in technology and business process outsourcing. There were a variety of reasons why we were attracted to ACS. First, the technology and business process outsourcing markets are large and have been growing rapidly. Clients need the consulting expertise of firms like ACS in order to implement and integrate a variety of hardware and software purchases. Moreover, ACS targets small and mid-sized companies, a particularly attractive market sector in that these companies are only beginning to outsource technology needs as they attempt to catch up to larger corporations. Another attractive feature of ACS is its management team, which has fueled the company's passion for customer service. Consequently, ACS has a superb track record in growing business with existing clients as well as attracting new business. Revenue and profit growth, as well as a highly attractive valuation also contributed to the potential of ACS. The stock appreciated significantly during the period, even in the midst of the technology sell-off.

OPPORTUNITY IN VOLATILITY

  As bottom-up, fundamental stock pickers, we choose not to make market forecasts. Rather, we prefer to focus on individual companies, judging each stock on its own inherent strengths. That is where volatility, while unsettling, can provide real opportunities. In an environment where stocks of good companies are oversold, we have the opportunity to build new positions or add to existing ones at more compelling valuations. If investors begin flocking to a particular sector in search of a safe haven, that gives us the opportunity to pare back.

An investment in the Fund offers significant, long-term growth potential, but it also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments. Investing in smaller-cap stocks may include liquidity risks as well.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Liberty Select Value Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                              5/30/00
-----------------------------------------------------------------------
Net Asset Value per share 12/31/00                            $13.24
Net Asset Value per share 5/30/00                              12.00
-----------------------------------------------------------------------

                CUMULATIVE RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
Life of fund                                                   11.38%
-----------------------------------------------------------------------

      CHANGE IN VALUE OF A $10,000 INVESTMENT: LIBERTY SELECT VALUE FUND,
           VARIABLE SERIES CLASS A SHARES VS. S&P MIDCAP 400 INDEX(1)

                             5/30/2000 - 12/31/2000

                                                                 LIBERTY SELECT VALUE FUND,
                                                                  VARIABLE SERIES CLASS A              S&P MIDCAP 400 INDEX
                                                                 --------------------------            --------------------
05/00                                                                       10000                              10000
                                                                            10200                              10000
06/00                                                                     10066.4                              10147
07/00                                                                     10333.1                            10307.3
08/00                                                                     11183.6                            11458.7
09/00                                                                     10983.4                            11380.7
10/00                                                                     11033.9                            10994.9
11/00                                                                       10309                            10164.8
12/00                                                                     11137.7                            10942.4

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's Midcap 400 Index is an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance shown from 5/31/00.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Liberty Select Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--89.2%
AUTOMOBILES & COMPONENTS--3.9%
AUTO PARTS & EQUIPMENT--3.5%
Delphi Automotive Systems
  Corp. .......................    1,600        $   18,000
Gentex Corp. (a)...............    3,100            57,738
Johnson Controls, Inc. ........      700            36,400
Lear Corp. (a).................    1,000            24,813
                                                ----------
                                                   136,951
                                                ----------
MOTORCYCLE MANUFACTURERS--0.4%
Harley-Davidson, Inc. .........      400            15,900
                                                ----------
CAPITAL GOODS--5.7%
AEROSPACE & DEFENSE--1.6%
Goodrich (B.F.) Co. ...........      500            18,187
Lockheed Martin Corp. .........    1,000            33,950
Northrop Grumman Corp. ........      100             8,300
                                                ----------
                                                    60,437
                                                ----------
BUILDING PRODUCTS--0.2%
USG Corp. .....................      400             9,000
                                                ----------
CONSTRUCTION & FARM MACHINERY--0.3%
Navistar International Corp.
  (a)..........................      500            13,094
                                                ----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.1%
Comdisco, Inc. ................      400             4,575
Littlefuse, Inc. (a)...........    2,500            71,562
Vishay Intertechnology, Inc.
  (a)..........................      450             6,805
                                                ----------
                                                    82,942
                                                ----------
INDUSTRIAL MACHINERY--1.5%
Dover Corp. ...................      700            28,393
Eaton Corp. ...................      100             7,519
Ingersoll Rand Co. ............      500            20,937
                                                ----------
                                                    56,849
                                                ----------
CHEMICALS--2.4%
COMMODITY CHEMICALS--0.5%
Lyondell Petrochemical Co. ....    1,100            16,843
                                                ----------
DIVERSIFIED CHEMICALS--0.7%
Engelhard Corp. ...............      600            12,225
FMC Corp. (a)..................      200            14,338
                                                ----------
                                                    26,563
                                                ----------
SPECIALTY CHEMICALS--1.2%
Lubrizol Corp. ................      600            15,450
PPG Industries, Inc. ..........      700            32,419
                                                ----------
                                                    47,869
                                                ----------
CONSUMER DURABLES & APPAREL--0.5%
HOUSEWARES & SPECIALTIES--0.3%
Tupperware Corp. ..............      500            10,218
                                                ----------
LEISURE PRODUCTS--0.2%
Brunswick Corp. ...............      400             6,574
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
COMMERCIAL SERVICES & SUPPLIES--4.7%
COMMERCIAL PRINTING--0.3%
Valassis Communications, Inc.
  (a)..........................      400        $   12,624
                                                ----------
DATA PROCESSING SERVICES--0.6%
Paychex, Inc. .................      500            24,312
                                                ----------
DIVERSIFIED COMMERCIAL SERVICES--3.8%
Cendant Corp. (a)..............    6,200            59,675
Convergys Corp. (a)............      300            13,594
Dun & Bradstreet Corp. (a).....      150             3,881
Ecolab, Inc. ..................    1,200            51,825
IMS Health, Inc. ..............      400            10,800
Moody's Corp. .................      300             7,706
                                                ----------
                                                   147,481
                                                ----------
ENERGY--7.0%
INTEGRATED OIL & GAS--3.1%
Amerada Hess Corp. ............    1,500           109,594
Occidental Petroleum Corp. ....      500            12,125
                                                ----------
                                                   121,719
                                                ----------
OIL & GAS DRILLING--2.1%
Diamond Offshore Drilling,
  Inc. ........................      600            24,000
Falcon Drilling Co., Inc.
  (a)..........................    1,100            25,231
Noble Drilling Corp. (a).......      500            21,719
Transocean Sedco Forex,
  Inc. ........................      200             9,200
                                                ----------
                                                    80,150
                                                ----------
OIL & GAS EQUIPMENT & SERVICES--1.0%
BJ Services Co. (a)............      200            13,775
Petroleum Geo-Services ADR
  (a)..........................      900            11,981
Weatherford International, Inc.
  (a)..........................      300            14,175
                                                ----------
                                                    39,931
                                                ----------
OIL & GAS REFINING & MARKETING--0.8%
Tosco Corp. ...................      700            23,756
Ultramar Diamond Shamrock
  Corp. .......................      200             6,175
                                                ----------
                                                    29,931
                                                ----------
FINANCIALS--11.0%
BANKS--7.3%
BancWest Corp. ................      600            15,675
Banknorth Group, Inc. .........      600            11,963
City National Corp. ...........    1,500            58,219
Cullen/Frost Bankers, Inc. ....      400            16,725
Firstar Corp. .................    2,200            51,150
Golden State Bancorp, Inc. ....      900            28,294
Golden West Financial Corp. ...      200            13,500
Greenpoint Financial Corp. ....      900            36,844
North Fork Bancorporation,
  Inc. ........................    1,200            29,475
Pacific Century Financial
  Corp. .......................      600            10,613
UnionBanCal Corp. .............      400             9,625
                                                ----------
                                                   282,083
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty Select Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
CONSUMER FINANCE--0.3%
Capital One Financial Corp. ...      200        $   13,162
                                                ----------
DIVERSIFIED FINANCIAL SERVICES--3.4%
A.G. Edwards, Inc. ............      200             9,488
Bear Stearns Cos, Inc. ........      400            20,275
Lehman Brothers Holdings,
  Inc. ........................      400            27,050
Stilwell Financial, Inc. ......    1,900            74,931
                                                ----------
                                                   131,744
                                                ----------
FOOD, BEVERAGES & TOBACCO--1.3%
PACKAGED FOODS--0.7%
Hormel Foods Corp. ............      400             7,450
Interstate Bakeries Corp. .....      500             7,031
McCormick & Co. ...............      400            14,425
                                                ----------
                                                    28,906
                                                ----------
SOFT DRINKS--0.6%
The Pepsi Bottling Group,
  Inc. ........................      600            23,962
                                                ----------
HEALTH CARE EQUIPMENT & SERVICES--3.7%
HEALTH CARE DISTRIBUTORS & SERVICE--0.3%
Patterson Dental Co. (a).......      400            13,550
                                                ----------
HEALTH CARE EQUIPMENT--0.4%
Applera Corp.-Applied
  Biosystems Group.............      100             9,406
Bard (C.R.), Inc. .............      100             4,656
                                                ----------
                                                    14,062
                                                ----------
HEALTH CARE SUPPLIES--0.7%
Bausch & Lomb, Inc. ...........      700            28,306
                                                ----------
MANAGED HEALTH CARE--2.3%
First Health Group Corp. (a)...      600            27,938
United Healthcare Corp. .......      600            36,825
Wellpoint Health Networks,
  Inc. ........................      200            23,050
                                                ----------
                                                    87,813
                                                ----------
HOTELS, RESTAURANTS & LEISURE--1.2%
CASINOS & GAMING--0.6%
Harrah's Entertainment, Inc.
  (a)..........................      500            13,188
Park Place Entertainment Corp.
  (a)..........................    1,000            11,938
                                                ----------
                                                    25,126
                                                ----------
RESTAURANTS--0.6%
Brinker International, Inc.
  (a)..........................      200             8,450
Tricon Global Restaurants, Inc.
  (a)..........................      400            13,200
                                                ----------
                                                    21,650
                                                ----------
INSURANCE--4.8%
LIFE & HEALTH INSURANCE--1.1%
Nationwide Financial Services,
  Inc. Class A.................      500            23,750
The MONY Group, Inc. ..........      200             9,888
Torchmark Corp. ...............      200             7,688
                                                ----------
                                                    41,326
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
MULTI-LINE INSURANCE--0.9%
Allmerica Financial Corp. .....      200        $   14,500
Loews Corp. ...................      200            20,713
                                                ----------
                                                    35,213
                                                ----------
PROPERTY & CASUALTY INSURANCE--2.8%
Ambac Financial Group, Inc. ...      550            32,071
MGIC Investment Corp. .........      200            13,487
Premark International
  Incorporated.................      300            20,306
Radian Group, Inc. ............      300            22,519
St. Paul Companies, Inc. ......      400            21,725
                                                ----------
                                                   110,108
                                                ----------
MEDIA--1.9%
ADVERTISING--0.9%
Interpublic Group of Cos.,
  Inc. ........................      600            25,538
Omnicom Group, Inc. ...........      100             8,288
                                                ----------
                                                    33,826
                                                ----------
BROADCASTING & CABLE--0.4%
Chris-Craft Industries, Inc.
  (a)..........................      100             6,650
Univision Communications, Inc.
  Class A (a)..................      200             8,188
                                                ----------
                                                    14,838
                                                ----------
PUBLISHING & PRINTING--0.6%
E.W. Scripps Co. Class A.......      400            25,149
                                                ----------
METALS & MINING--1.0%
DIVERSIFIED METALS & MINING--0.8%
Flour Corp. (a)................      400            13,225
Inco Ltd. .....................      700            11,732
Massey Energy Co. .............      400             5,100
                                                ----------
                                                    30,057
                                                ----------
STEEL--0.2%
Nucor Corp. ...................      200             7,938
                                                ----------
PAPER & FOREST PRODUCTS--2.8%
FOREST PRODUCTS--1.5%
Georgia Pacific Corp. .........    1,900            59,138
                                                ----------
PAPER PRODUCTS--1.3%
Boise Cascade Corp. ...........      400            13,450
Westvaco Corp. ................      600            17,513
Willamette Industries, Inc. ...      400            18,775
                                                ----------
                                                    49,738
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty Select Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
PHARMACEUTICALS & BIOTECH--1.5%
BIOTECHNOLOGY--0.4%
Biogen, Inc. (a)...............      100        $    6,006
Chiron Corp. (a)...............      200             8,900
                                                ----------
                                                    14,906
                                                ----------
PHARMACEUTICALS--1.1%
IVAX Corp. (a).................      600            22,980
Mylan Laboratories, Inc. ......      400            10,075
Watson Pharmaceuticals, Inc.
  (a)..........................      200            10,238
                                                ----------
                                                    43,293
                                                ----------
RETAILING--3.8%
APPAREL RETAIL--2.0%
Abercrombie & Fitch Co. (a)....      400             8,000
TJX Companies, Inc. ...........    2,500            69,375
                                                ----------
                                                    77,375
                                                ----------
COMPUTER & ELECTRONICS RETAIL--0.2%
Best Buy Co., Inc. (a).........      200             5,912
                                                ----------
DEPARTMENT STORES--1.0%
Federated Department Stores,
  Inc. (a).....................    1,100            38,500
                                                ----------
GENERAL MERCHANDISE STORES--0.6%
BJ's Wholesale Club, Inc.
  (a)..........................      300            11,513
Ross Stores, Inc. .............      600            10,125
                                                ----------
                                                    21,638
                                                ----------
SOFTWARE & SERVICES--3.8%
APPLICATIONS SOFTWARE--0.6%
Intuit, Inc. (a)...............      200             7,887
Siebel Systems, Inc. (a).......      200            13,550
                                                ----------
                                                    21,437
                                                ----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.9%
Affiliated Computer Services,
  Inc. Class A (a).............    1,100            66,756
Unisys Corp. (a)...............      500             7,313
                                                ----------
                                                    74,069
                                                ----------
SYSTEMS SOFTWARE--1.3%
Adobe Systems, Inc. ...........      200            11,638
DST Systems, Inc. (a)..........      500            33,500
Symantec Corp. (a).............      200             6,675
                                                ----------
                                                    51,813
                                                ----------
TRANSPORTATION--5.9%
AIR FREIGHT & COURIERS--0.4%
CNF Transportation, Inc. ......      500            16,905
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
AIRLINES--5.0%
AMR Corp. (a)..................    2,000        $   78,375
Continental Airlines, Inc.
  Class B (a)..................    1,900            98,088
Delta Air Lines, Inc. .........      300            15,056
                                                ----------
                                                   191,519
                                                ----------
RAILROADS--0.3%
Canadian Pacific, Ltd. ........      400            11,424
                                                ----------
TRUCKING--0.2%
Hertz Corp Class A.............      200             6,824
                                                ----------
TECHNOLOGY HARDWARE & EQUIPMENT--8.4%
COMPUTER HARDWARE--1.0%
Apple Computer, Inc. ..........      400             5,950
Compaq Computer Corp. .........    2,200            33,110
                                                ----------
                                                    39,060
                                                ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
Arrow Electronics, Inc. (a)....      100             2,863
Millipore Corp. ...............      700            44,100
Sanmina Corp. (a)..............      200            15,325
Waters Corp. (a)...............      200            16,700
                                                ----------
                                                    78,988
                                                ----------
SEMICONDUCTOR EQUIPMENT--0.5%
Novellus Systems, Inc. (a).....      300            10,781
Teradyne, Inc. (a).............      200             7,450
                                                ----------
                                                    18,231
                                                ----------
SEMICONDUCTORS--2.0%
Altera Corp. (a)...............      400            10,525
Analog Devices, Inc. (a).......      100             5,119
Applied Micro Circuits Corp.
  (a)..........................      200            15,009
Atmel Corp. (a)................      400             4,650
Dallas Semiconductor Corp. ....      200             5,125
Linear Technology Corp. .......      300            13,875
Maxim Integrated Products, Inc.
  (a)..........................      200             9,563
Micron Technology, Inc. .......      100             3,550
Vitesse Semiconductor Corp.
  (a)..........................      200            11,063
                                                ----------
                                                    78,479
                                                ----------
TELECOMMUNICATIONS EQUIPMENT--2.9%
ADC Telecommunications, Inc.
  (a)..........................      600            10,875
Andrew Corp. (a)...............    3,600            78,300
Comverse Technology, Inc.
  (a)..........................      200            21,725
                                                ----------
                                                   110,900
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty Select Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
TELECOMMUNICATION SERVICES--2.7%
INTEGRATED TELECOM SERVICES--0.6%
CenturyTel, Inc. ..............      500        $   17,875
Nextlink Communications, Inc.
  Class A......................      200             3,563
                                                ----------
                                                    21,438
                                                ----------
WIRELESS TELECOM SERVICES--2.1%
Telephone and Data Systems,
  Inc. ........................      900            81,000
                                                ----------
UTILITIES--11.2%
ELECTRIC UTILITIES--8.6%
ALLETE.........................    1,200            29,775
Allegheny Energy, Inc. ........      600            28,913
Calpine Corp. (a)..............    1,200            54,075
Conectiv, Inc. ................    1,000            20,063
Energy East Corp. .............      600            11,813
Entergy Corp. .................      600            25,388
Exelon Corp. ..................      650            45,637
GPU, Inc. .....................      400            14,725
PG&E Corp. ....................      700            14,000
PP&L Resources, Inc. ..........      600            27,113
Progress Energy, Inc.
  Contingent Value Obligations
  (a)..........................      300               135
Public Service Enterprise
  Group, Inc...................      200             9,725
Puget Sound Energy, Inc. ......      300             8,344
Reliant Energy, Inc. ..........      500            21,656
TXU Corp. .....................      500            22,156
                                                ----------
                                                   333,518
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
GAS UTILITIES--1.9%
El Paso Energy Corp. ..........      900        $   64,463
Peoples Energy Corp. ..........      200             8,950
                                                ----------
                                                    73,413
                                                ----------
MULTI-UTILITIES--0.7%
Nisource Inc., Sails (a).......      200               550
Utilicorp United, Inc. ........      900            27,900
                                                ----------
                                                    28,450
                                                ----------
TOTAL COMMON STOCKS (cost of
  $3,157,479) (b)..............                  3,456,175
                                                ----------

                                    PAR
                                ------------
SHORT TERM OBLIGATION--11.2%
Repurchase agreement with SBC
  Warburg, Ltd., dated
  12/29/00, due 1/02/01 at
  6.000%, collateralized by
  U.S. Treasury Notes with
  various maturities to 2028,
  market value $440,278
  (Repurchase proceeds
  $432,288)....................   $432,000         432,000
                                                ----------
OTHER ASSETS & LIABILITIES, NET--(0.4)%.....       (14,732)
                                                ----------
NET ASSETS--100.0%.............                 $3,873,443
                                                ==========

(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

ACRONYM             NAME
-------             ----
  ADR    American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Liberty Select Value Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $3,157,479)..............    $3,456,175
Short-term obligations......................................       432,000
Cash........................................................           740
Receivables:
  Dividends and interest....................................         3,235
                                                                ----------
    TOTAL ASSETS............................................     3,892,150
                                                                ----------
LIABILITIES:
Payables:
  Fund shares repurchased...................................         5,996
  Payable to Manager........................................         3,866
Accrued liabilities:
  Management fee............................................         2,085
  Bookkeeping fee...........................................         2,188
  Transfer Agent fee........................................           758
  Other expenses............................................         3,814
                                                                ----------
    TOTAL LIABILITIES.......................................        18,707
                                                                ----------
NET ASSETS..................................................    $3,873,443
                                                                ==========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $3,619,773
  Accumulated overdistributed net investment income.........          (340)
  Accumulated net realized loss on investments..............       (44,686)
  Net unrealized appreciation on investments................       298,696
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $3,873,443
                                                                ==========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $  111,410
                                                                ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........         8,412
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS A..........................    $    13.24
                                                                ==========
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $3,762,033
                                                                ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........       284,134
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS B..........................        $13.24
                                                                ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 18,284
Dividends...................................................      17,803
                                                                --------
    Total investment income (net of foreign taxes withheld
     at source which amounted to $17).......................      36,087
                                                                --------
EXPENSES:
  Management fee............................................      11,300
  Distribution fee--Class B.................................       3,798
  Bookkeeping fee...........................................      16,229
  Transfer Agent fee........................................       4,508
  Audit fee.................................................       3,130
  Reports to shareholders...................................         150
  Trustees' expense.........................................       2,040
  Custodian fee.............................................       1,700
  Legal fee.................................................         260
  Miscellaneous expense.....................................          39
                                                                --------
    Total expenses..........................................      43,154
                                                                --------
Less:
  Expense reimbursable by Distributor.......................      (3,798)
  Expense reimbursable by Manager...........................     (21,529)
                                                                --------
Net expenses................................................      17,827
                                                                --------
Net investment income.......................................      18,260
                                                                --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..........................     (44,263)
  Net change in unrealized appreciation/depreciation on
    investments.............................................     298,696
                                                                --------
Net increase in net assets resulting from operations........    $272,693
                                                                ========

* For the period from the commencement of operations May 30, 2000 to December 31, 2000.
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Liberty Select Value Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                   2000*
                                                                ------------
OPERATIONS:
  Net investment income.....................................     $   18,260
  Net realized loss on investments..........................        (44,263)
  Net change in unrealized appreciation/depreciation on
     investments............................................        298,696
                                                                 ----------
Net increase in net assets resulting from operations........        272,693
                                                                 ----------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................           (526)
  From net investment income--Class B.......................        (17,733)
  In excess of net investment income--Class A...............            (45)
  In excess of net investment income--Class B...............         (1,522)
  From net realized gain on investments--Class A............            (12)
  From net realized gain on investments--Class B............           (411)
  Return of capital--Class A................................           (458)
  Return of capital--Class B................................        (15,421)
                                                                 ----------
Total distributions.........................................        (36,128)
                                                                 ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................        100,000
  Distributions reinvested--Class A.........................          1,041
                                                                 ----------
                                                                    101,041
                                                                 ----------
  Proceeds from fund shares sold--Class B...................      3,515,835
  Cost of fund shares repurchased--Class B..................        (15,085)
  Distributions reinvested--Class B.........................         35,087
                                                                 ----------
                                                                  3,535,837
                                                                 ----------
Net increase in net assets resulting from fund share
  transactions..............................................      3,636,878
                                                                 ----------
Total increase in net assets................................      3,873,443
NET ASSETS:
  Beginning of period.......................................             --
                                                                 ----------
  End of period.............................................      3,873,443
                                                                 ==========
Accumulated overdistributed net investment income included
  in ending net assets......................................     $     (340)
                                                                 ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................          8,333
  Distributions reinvested--Class A.........................             79
                                                                 ----------
                                                                      8,412
                                                                 ==========
  Shares sold--Class B......................................        282,649
  Shares repurchased--Class B...............................         (1,171)
  Distributions reinvested--Class B.........................          2,656
                                                                 ----------
                                                                    284,134
                                                                 ==========

* For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty Select Value Fund, Variable Series ("the Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal is to seek long term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in the Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.70% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.50% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 1.10% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 1.10%. If additional reimbursement is needed to meet the limit, the Manager will reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $3,735,628 and $533,886, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation      $ 500,237
Gross unrealized depreciation       (201,541)
                                   ---------
  Net unrealized appreciation      $ 298,696
                                   =========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the period ended December 31, 2000, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alpha Trade during the period amounted to $880.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Liberty Select Value Fund, Variable Series / December 31, 2000--Class A Shares
--------------------------------------------------------------------------------

                                                                 PERIOD
                                                                 ENDED
                                                              DECEMBER 31,
                                                                 2000*
                                                              ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $12.00
                                                                 ------
Net investment income (a)...................................       0.09
Net realized and unrealized gain on investments.............       1.28
                                                                 ------
Total from investment operations............................       1.37
                                                                 ------
Less distributions:
  From net investment income................................      (0.06)
  In excess of net investment income........................      (0.01)
  From net realized gain on investments.....................         --+
  Return of capital.........................................      (0.06)
                                                                 ------
Total distributions.........................................      (0.13)
                                                                 ------
Net asset value, end of period..............................     $13.24
                                                                 ======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................      11.38%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................     $  111
Ratio of expenses to average net assets (e).................       1.10%***
Ratio of net investment income to average net assets (e)....       1.13%***
Expenses waived or reimbursed by the Manager (e)............       1.31%***
Portfolio turnover ratio....................................         26%**

  * For the period from commencement of operations May 30, 2000 to December 31, 2000.

 ** Not annualized.

 *** Annualized.

  + Rounds to less than $0.01.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

2000 FEDERAL TAX INFORMATION (UNAUDITED)
49% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for the corporate dividends received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty Select Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Select Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the period from May 30, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust: Liberty Value Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

   Liberty Value Fund, Variable Series, seeks primarily income and long-term capital growth, and secondarily, preservation of capital.

   Scott Schermerhorn is the portfolio manager of Liberty Value Fund, Variable Series and is a senior vice president of Colonial Management Associates, Inc.

VALUE RETURNS TO FAVOR

  Looking back, 2000 was the year investors returned to value investing. In 1999, the markets favored growth funds. It was one of the worst years for value managers. Then in 2000, the situation reversed. Value investing tended to perform better than the broad market. Technology stocks, the high rollers of 1999, began to spiral downward in 2000. A review of our actual stock selection shows that we did quite well across the board.

AVOIDING THE HIGH FLIERS

  Even though technology stocks overall were down, the Fund's performance in this sector was good. Our strategy was to avoid some of the high fliers with high price/earnings ratios and little valuation support. Instead, we concentrated on service companies such as First Data Corporation (2.2% of net assets). The Fund's performance also benefited from a strong performance in such sectors as consumer staples and energy.

  In 1999, we saw some of the lowest oil prices in recent memory. In hindsight, we correctly assumed that the dramatic decline in oil prices was a result of the Asian Crisis in 1998. The marginal buyers for energy are developing countries, especially those undergoing industrialization. The oil demand from these countries can increase dramatically over the years. It was these countries that suffered the most in the Asian Crisis. When the price of oil declined, oil and energy stocks had some of the lowest valuations we had ever seen--a situation which we viewed as temporary. In fact the situation has turned around, and the Fund has benefited from a very good performance in this sector.

  In the consumer staples sector, our best performer during the period was Philip Morris Companies Inc. (3.3% of net assets). There were two main reasons behind the resurgence in this company's valuation. First, the legal environment for tobacco companies has improved. The prevailing belief is that the administration of George W. Bush will probably be less litigious than the Clinton administration. Philip Morris is the world's largest tobacco firm. Second, the fundamentals for food companies have improved. Food companies have had a difficult time over a past number of years. Philip Morris owns Kraft Foods, Inc. (and Kraft Foods International, Inc.), the largest food company in the United States, the second largest in the world. An improving legal climate for tobacco companies and improved fundamentals for food companies combined to help the stock price for Philip Morris rise significantly during the latter half of 2000.

SLOWING GROWTH AND A DEFENSIVE STRATEGY

  It's quite clear that the economy is slowing and the strength of retail sales and consumer confidence is ebbing. The prevailing assumption is that the economy is going to have a soft landing, meaning that the Federal Reserve is going to slow the economy down a little bit and then economic growth should begin again. However, we believe there's a possibility that the economy may have a hard landing--that there will be a longer gap before the resumption of growth. We are looking at a more defensive investment strategy in the months ahead. Regardless, our emphasis has been on--and continues to be on--high quality well run companies with attractive valuation.

An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Liberty Value Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                                7/1/93
-----------------------------------------------------------------------
Net Asset Value per share 12/31/00                            $15.11
Net Asset Value per share 12/31/99                             13.18
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
1 year                                                        16.43%
5 years                                                       15.73%
Life of Fund                                                  14.79%
-----------------------------------------------------------------------

          CHANGE IN VALUE OF A $10,000 INVESTMENT: LIBERTY VALUE FUND,
              VARIABLE SERIES CLASS A SHARES VS. S&P 500 INDEX(1)

                             7/1/1993 - 12/31/2000

                                                               COLONIAL VALUE FUND, VARIABLE
                                                                       SERIES CLASS A                     S&P 500 INDEX
                                                               -----------------------------              -------------
7/93                                                                      10000.00                           10000.00
                                                                          10070.00                            9960.00
                                                                          10530.20                           10337.50
                                                                          10559.70                           10257.90
                                                                          10680.10                           10470.20
                                                                          10409.90                           10370.80
12/93                                                                     10501.50                           10496.20
                                                                          10856.40                           10853.10
                                                                          10704.40                           10559.00
                                                                          10339.40                           10099.70
                                                                          10420.00                           10229.00
                                                                          10338.80                           10395.70
6/94                                                                      10115.50                           10141.00
                                                                          10399.70                           10473.60
                                                                          10784.50                           10902.00
                                                                          10581.70                           10636.00
                                                                          10571.20                           10874.20
                                                                          10216.00                           10478.40
12/94                                                                     10420.30                           10633.50
                                                                          10534.90                           10908.90
                                                                          10940.50                           11333.20
                                                                          11179.00                           11667.60
                                                                          11459.60                           12010.60
                                                                          11791.90                           12489.80
6/95                                                                      12113.80                           12779.60
                                                                          12456.70                           13202.60
                                                                          12643.50                           13235.60
                                                                          12872.40                           13794.20
                                                                          12882.70                           13744.50
                                                                          13475.30                           14346.50
12/95                                                                     13548.00                           14623.40
                                                                          14075.10                           15120.60
                                                                          14236.90                           15261.20
                                                                          14225.50                           15407.70
                                                                          14473.00                           15634.20
                                                                          14745.20                           16036.00
6/96                                                                      14712.70                           16096.90
                                                                          14024.20                           15385.40
                                                                          14465.90                           15710.10
                                                                          14950.50                           16593.00
                                                                          15273.40                           17051.00
                                                                          15973.00                           18338.30
12/96                                                                     15974.60                           17975.20
                                                                          16501.70                           19096.90
                                                                          16684.90                           19247.70
                                                                          15907.40                           18458.60
                                                                          16616.90                           19558.70
                                                                          17680.30                           20753.70
6/97                                                                      18537.80                           21677.30
                                                                          19555.60                           23400.60
                                                                          19131.20                           22090.20
                                                                          20024.60                           23298.50
                                                                          19429.90                           22520.30
                                                                          19944.80                           23563.00
12/97                                                                     20601.00                           23968.30
                                                                          20654.50                           24232.00
                                                                          22038.40                           25979.10
                                                                          22589.30                           27309.20
                                                                          22776.80                           27587.80
                                                                          22321.30                           27113.30
6/98                                                                      22656.10                           28214.10
                                                                          22078.40                           27915.00
                                                                          18843.90                           23881.30
                                                                          19582.60                           25412.10
                                                                          20804.60                           27475.50
                                                                          21838.50                           29140.60
12/98                                                                     22895.50                           30819.00
                                                                          23328.20                           32107.30
                                                                          22294.80                           31108.80
                                                                          22838.80                           32353.10
                                                                          23592.50                           33605.20
                                                                          23507.50                           32812.10
6/99                                                                      24737.00                           34626.60
                                                                          24150.70                           33549.70
                                                                          23759.50                           33382.00
                                                                          23341.30                           32467.30
                                                                          24529.40                           34522.50
                                                                          24181.10                           35223.30
12/99                                                                     24166.60                           37294.40
                                                                          22864.00                           35422.20
                                                                          21194.90                           34752.80
                                                                          23780.70                           38151.60
                                                                          24239.70                           37003.20
                                                                          25560.70                           36244.60
6/00                                                                      24185.60                           37136.20
                                                                          23745.40                           36556.90
                                                                          25229.50                           38827.10
                                                                          25597.80                           36777.00
                                                                          26701.10                           36622.60
                                                                          26498.20                           33736.70
12/00                                                                     28135.00                           33902.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from 6/30/93

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Liberty Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                 SHARES         VALUE
                              ------------   ------------
COMMON STOCK--95.4%
FINANCE, INSURANCE & REAL ESTATE--14.5%
DEPOSITORY INSTITUTIONS--3.1%
Bank One Corp. .............       54,800    $  2,007,050
FleetBoston Financial
  Corp. ....................       48,800       1,833,050
Washington Mutual, Inc. ....       43,200       2,292,300
                                             ------------
                                                6,132,400
                                             ------------
INSURANCE CARRIERS--9.3%
Aetna Life and Casualty Co.
  (a) ......................       62,700       2,574,619
Aon Corp. ..................      140,700       4,818,975
Berkshire Hathaway (a)......           60       4,260,000
XL Capital Ltd. Class A.....       76,300       6,666,713
                                             ------------
                                               18,320,307
                                             ------------
NONDEPOSITORY CREDIT INSTITUTIONS--2.1%
Federal Home Loan Mortgage
  Corp. ....................       60,200       4,146,275
                                             ------------
MANUFACTURING--56.6%
CHEMICALS & ALLIED PRODUCTS--15.1%
Abbott Laboratories.........       88,500       4,286,719
Merck & Co., Inc. ..........       60,900       5,701,763
Praxair, Inc. ..............       63,500       2,817,813
Procter & Gamble Co. .......      102,700       8,055,531
Schering-Plough Corp. ......       81,900       4,647,825
Sherwin Williams Co. .......      164,500       4,328,406
                                             ------------
                                               29,838,057
                                             ------------
CONSTRUCTION & FARM MACHINERY--1.3%
Deere & Co. ................       56,700       2,597,569
                                             ------------
ELECTRICAL INDUSTRIAL EQUIPMENT--1.5%
Emerson Electric Co. .......       38,100       3,002,755
                                             ------------
FOOD & KINDRED PRODUCTS--11.8%
Conagra, Inc. ..............      173,700       4,516,200
PepsiCo, Inc. ..............       95,900       4,753,044
Philip Morris Companies,
  Inc. .....................      148,000       6,512,000
Sara Lee Corp. .............      306,200       7,521,038
                                             ------------
                                               23,302,282
                                             ------------
MEASURING & ANALYZING INSTRUMENTS--3.5%
Boston Scientific Corp.
  (a).......................      272,100       3,724,369
Eastman Kodak Co. ..........       77,800       3,063,375
                                             ------------
                                                6,787,744
                                             ------------
MISCELLANEOUS MANUFACTURING--1.8%
Mattel, Inc. ...............      244,800       3,534,912
                                             ------------
PAPER PRODUCTS--1.3%
Kimberly Clark Corp. .......       35,100       2,481,218
                                             ------------
PETROLEUM REFINING--11.3%
Amerada Hess Corp. .........       72,300       5,282,419
Chevron Corp. ..............       21,700       1,832,294
Phillips Petroleum Co. .....       73,570       4,184,294
Royal Dutch Petroleum
  Co. ......................       76,200       4,614,863

                                 SHARES         VALUE
                              ------------   ------------
Texaco, Inc. ...............       36,120    $  2,243,955
USX-Marathon Group..........      148,400       4,118,100
                                             ------------
                                               22,275,925
                                             ------------
RUBBER & PLASTIC--3.4%
Goodyear Tire & Rubber
  Co. ......................      197,300       4,535,927
Nike, Inc., Class B.........       38,000       2,120,874
                                             ------------
                                                6,656,801
                                             ------------
STONE, CLAY, GLASS & CONCRETE--1.0%
Minnesota Mining &
  Manufacturing Co. ........       16,300       1,964,150
                                             ------------
TRANSPORTATION EQUIPMENT--4.6%
Boeing Co. .................       56,500       3,729,000
Delphi Automotive Systems
  Corp. ....................      118,378       1,331,753
Raytheon Co. Class B........      126,810       3,939,036
                                             ------------
                                                8,999,789
                                             ------------
MINING & ENERGY--3.7%
CRUDE PETROLEUM & NATURAL GAS--2.1%
Anadarko Petroleum Corp. ...       59,500       4,229,260
                                             ------------
OIL & GAS FIELD SERVICES--1.6%
Diamond Offshore Drilling,
  Inc. .....................       78,600       3,144,000
                                             ------------
RETAIL TRADE--3.9%
COMPUTER & ELECTRONICS--0.5%
Circuit City Stores,
  Inc. .....................       93,900       1,079,849
                                             ------------
DEPARTMENT STORES--0.9%
J.C. Penney Co., Inc. ......      159,900       1,738,912
                                             ------------
RESTAURANTS--2.5%
McDonald's Corp. ...........      144,400       4,909,600
                                             ------------
SERVICES--4.2%
COMPUTER RELATED SERVICES--2.2%
First Data Corp. ...........       83,200       4,383,600
                                             ------------
ENVIRONMENTAL SERVICES--1.0%
Waste Management, Inc. .....       72,400       2,009,100
                                             ------------
MOTION PICTURES--1.0%
The Walt Disney Co. ........       70,200       2,031,412
                                             ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY
SERVICES--12.5%
ELECTRIC SERVICES--3.1%
PG&E Corp. .................      204,300       4,086,000
Southern Co. ...............       62,300       2,071,475
                                             ------------
                                                6,157,475
                                             ------------
GROUND TRANSPORTATION--3.1%
Archer Daniels Midland
  Co. ......................      407,920       6,118,800
                                             ------------
TELECOMMUNICATION--4.8%
AT&T Corp. .................      186,800       3,233,975
MCI WorldCom, Inc. (a) .....      144,500       2,023,000

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Liberty Value Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                 SHARES         VALUE
                              ------------   ------------
Sprint Corp. ...............       63,800    $  1,295,937
Verizon Communications......       56,000       2,807,000
                                             ------------
                                                9,359,912
                                             ------------
WATER TRANSPORTATION--1.5%
Tidewater, Inc. ............       65,100       2,888,813
                                             ------------
TOTAL COMMON STOCK (cost of $160,490,963)
  (b).....................................    188,090,917
                                             ------------
                                  PAR           VALUE
                              ------------   ------------
SHORT TERM OBLIGATION--4.7%
Repurchase agreement with
  SBC Warburg, LTD., dated
  12/29/00, due 1/02/01 at
  6.00%, collateralized by
  U.S. Treasury Notes with
  various maturities to
  2028, market value
  $9,490,411 (Repurchase
  proceeds $9,318,208)......   $9,312,000    $  9,312,000
                                             ------------
OTHER ASSETS & LIABILITIES, NET--(0.1)%...       (303,754)
                                             ------------
NET ASSETS--100.0%........................   $197,099,163
                                             ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $160,867,338.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Variable Investment Trust: Liberty Value Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $160,490,963)............    $188,090,917
Short-term obligations......................................       9,312,000
Cash........................................................             104
Receivables:
  Dividends and interest....................................         345,998
  Fund shares sold..........................................          55,017
  Expense reimbursement due from Distributor................              45
Other assets................................................           3,411
                                                                ------------
    TOTAL ASSETS............................................     197,807,492
                                                                ------------
LIABILITIES:
Payables:
  Fund shares repurchased...................................         449,945
Accrued liabilities:
  Management fee............................................         201,624
  Bookkeeping fee...........................................             885
  Transfer Agent fee........................................             646
  Other expenses............................................          55,229
                                                                ------------
    TOTAL LIABILITIES.......................................         708,329
                                                                ------------
NET ASSETS..................................................    $197,099,163
                                                                ============
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $174,380,764
  Accumulated overdistributed net investment income.........          (6,215)
  Accumulated net realized loss on investments..............      (4,875,308)
  Net unrealized appreciation on investments and foreign
    currency translations...................................      27,599,922
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $197,099,163
                                                                ============
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $196,017,435
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A SHARES...      12,974,011
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A..........................          $15.11
                                                                ============
                                                                $  1,081,728
NET ASSETS APPLICABLE TO CLASS B SHARES.....................
                                                                ============
                                                                      71,693
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........
                                                                ============
NET ASSET VALUE PER SHARE--CLASS B..........................          $15.09
                                                                ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $ 3,813,843
Interest....................................................       72,476
                                                              -----------
    Total investment income (net of foreign taxes withheld
     at source which amounted to $23,541)...................    3,886,319
                                                              -----------
EXPENSES:
  Management fee............................................    1,217,773
  Distribution fee--Class B.................................          295
  Bookkeeping fee...........................................       74,890
  Transfer Agent fee........................................        7,500
  Audit fee.................................................       12,645
  Reports to shareholders...................................       20,677
  Trustees' expense.........................................        7,195
  Custodian fee.............................................       21,309
  Legal fee.................................................        1,263
  Miscellaneous expense.....................................       20,239
                                                              -----------
    Total expenses..........................................    1,383,786
                                                              -----------
Less:
  Expense reimbursable by Distributor.......................          (45)
                                                              -----------
Net Expenses................................................    1,383,741
                                                              -----------
Net investment income.......................................    2,502,578
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments and foreign currency
    transactions............................................   (3,669,109)
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency translations...........   29,383,105
                                                              -----------
Increase in net assets resulting from operations............  $28,216,574
                                                              ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Liberty Value Fund, Variable Series
--------------------------------------------------------------------------------

                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
                                                                   2000*            1999
                                                                ------------    ------------
OPERATIONS:
  Net investment income.....................................    $  2,502,578    $  1,763,871
  Net realized gain (loss) on investments and foreign
     currency transactions..................................      (3,669,109)     43,890,428
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........      29,383,105     (36,367,658)
                                                                ------------    ------------
Increase in net assets resulting from operations............      28,216,574       9,286,641
                                                                ------------    ------------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................      (2,491,482)     (1,741,134)
  From net investment income--Class B.......................         (11,095)             --
  In excess of net investment income--Class A...............         (78,462)             --
  In excess of net investment income--Class B...............            (349)             --
  From net realized gains on investments--Class A...........        (414,565)    (43,890,430)
  From net realized gains on investments--Class B...........          (1,846)             --
  In excess of net realized gains--Class A..................              --        (738,015)
                                                                ------------    ------------
Total distributions.........................................      (2,997,799)    (46,369,579)
                                                                ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................       8,583,346      60,866,970
  Cost of fund shares repurchased--Class A..................     (38,240,199)    (22,451,127)
  Distributions reinvested--Class A.........................       2,984,509      46,369,579
                                                                ------------    ------------
                                                                 (26,672,344)     84,785,422
                                                                ------------    ------------
  Proceeds from fund shares sold--Class B...................       1,030,079              --
  Cost of fund shares repurchased--Class B..................         (13,190)             --
  Distributions reinvested--Class B.........................          13,290              --
                                                                ------------    ------------
                                                                   1,030,179              --
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from fund
  share transactions........................................     (25,642,165)     84,785,422
                                                                ------------    ------------
          Total increase (decrease) in net assets...........        (423,390)     47,702,484
NET ASSETS:
  Beginning of year.........................................     197,522,553     149,820,069
                                                                ------------    ------------
  End of year...............................................    $197,099,163    $197,522,553
                                                                ============    ============
Accumulated overdistributed net investment income included
  in ending net assets......................................    $     (6,215)   $     (2,922)
                                                                ============    ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................         646,054       3,638,111
  Shares repurchased--Class A...............................      (2,856,428)     (1,355,698)
  Distributions reinvested--Class A.........................         200,819       3,561,411
                                                                ------------    ------------
                                                                  (2,009,555)      5,843,824
                                                                ============    ============
  Shares sold--Class B......................................          71,758              --
  Shares repurchased--Class B...............................            (953)             --
  Distributions reinvested--Class B.........................             888              --
                                                                ------------    ------------
                                                                      71,693              --
                                                                ============    ============

* Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Liberty Value Fund, Variable Series (the "Fund") a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and long-term capital growth and secondarily, preservation of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
  MANAGEMENT AND SUB-ADVISORY FEES--The Manager, receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 1.00% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 1.00%. If additional reimbursement is needed to meet the limit, the Manager will reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

Prior to May 30, 2000, the Manager voluntarily agreed to waive fees and bear certain Fund expenses in the event that total expenses as defined above exceeded 1.00% annually of the Fund's average net assets.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $156,974,679 and $191,468,018, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized
  appreciation.................  $ 37,583,814
Gross unrealized
  depreciation.................   (10,360,235)
                                 ------------
Net unrealized appreciation....  $ 27,223,579
                                 ============

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF    CAPITAL LOSS
EXPIRATION  CARRYFORWARD
----------  ------------
   2008      $4,499,000

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2000, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the year amounted to $111,189.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Liberty Value Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                           YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------
                                                               2000       1999       1998       1997      1996
                                                             --------   --------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................  $  13.18   $  16.39   $  15.34   $  13.96   $ 12.60
                                                             --------   --------   --------   --------   -------
Net investment income (a)..................................      0.18       0.17       0.20       0.28      0.28
Net realized and unrealized gain on investments............      1.98       0.69       1.50       3.75      1.98
                                                             --------   --------   --------   --------   -------
Total from investment operations...........................      2.16       0.86       1.70       4.03      2.26
                                                             --------   --------   --------   --------   -------
Less distributions:
  From net investment income...............................     (0.19)     (0.15)     (0.18)     (0.27)    (0.28)
  In excess of net investment income.......................     (0.01)        --         --      (0.01)       --
  From net realized gains on investments...................     (0.03)     (3.85)     (0.47)     (2.37)    (0.62)
  In excess of net realized gains on investments...........        --      (0.07)        --         --        --
                                                             --------   --------   --------   --------   -------
Total distributions........................................     (0.23)     (4.07)     (0.65)     (2.65)    (0.90)
                                                             --------   --------   --------   --------   -------
Net asset value, end of year...............................  $  15.11   $  13.18   $  16.39   $  15.34   $ 13.96
                                                             ========   ========   ========   ========   =======
TOTAL RETURN:
Total investment return (b)(c).............................     16.43%      5.55%     11.13%     28.97%    17.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)............................  $196,017   $197,523   $149,820   $106,909   $93,247
Ratio of expenses to average net assets (d)................      0.74%      0.73%      0.76%      0.79%     0.79%
Ratio of net investment income to average net assets (d)...      1.34%      0.99%      1.24%      1.77%     2.02%
Portfolio turnover ratio...................................        84%       172%        28%        60%       24%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Value Fund, Variable Series (the "Fund") (formerly Colonial Growth & Income Fund, Variable Series) (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust: Newport Tiger Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

   Newport Tiger Fund, Variable Series seeks long-term capital appreciation.

   Thomas R. Tuttle and Linda Couch are portfolio co-managers of Newport Tiger Fund, Variable Series. Mr. Tuttle is president of Newport Fund Management, Inc. and Ms. Couch is a managing director of Newport.

SLOWER THAN EXPECTED GROWTH

  Recovery from the economic crisis of 1997-98 continued throughout Asia in 2000. While the economies of the Tiger countries grew at a reasonable rate, these growth rates were less than expected. The slowdown in the U.S. consumption of technology products affected the growth rates of at least two of these countries, South Korea and Taiwan, since both are dependent on technology exports. In addition South Korea and Taiwan struggled with internal political issues. In Korea vested interests at the corporate and government level impeded the passage of legislation focused on economic and corporate restructuring and reform. The political situation in Taiwan is unique in its history; for the first time there is a split legislature and an opposition party president. The difficulty in passing legislative budgets and reforms has led to a slowdown in Taiwan's domestic economy as well. China and Hong Kong have remained the one bright spot in the region. It was in these two markets where over 60% of the Fund's assets were invested for most of the year.

CONTINUING CONSOLIDATION IN ASIA

  We believe that this year's return reflects a further consolidation in the Asian stock markets. This consolidation began in the second quarter of 2000. Also affecting the Asian stock markets was the sharp decline of U.S. technology stocks. This market performance was in sharp contrast to the previous year when the Fund's return mirrored the boon in technology in the United States and Asia. After such unprecedented performance, we expected some giveback of the return. The Asian stock markets are still strongly linked to the U.S. markets, and until the markets decouple which we believe they will when the Asian markets are more mature, they will still be strongly affected by changes in the U.S. markets.

  Our investments in Hong Kong and Singapore performed well, although their impact on the Fund's performance could not offset the poor performances in the other Asian markets. Throughout the history of the Tiger Fund, we have always had very large investments in Hong Kong and Singapore. Our investment philosophy is to look first for countries with long-term sustainable GDP (gross domestic product) growth and then to try and find companies with long-term sustainable profit growth. Our aim is consistency within the parameters of the Fund's objectives. The economies of Hong Kong and Singapore and the companies located in these countries have consistently performed well. This was true again.

DOMESTIC GROWTH MAY DRIVE THE TIGER MARKETS

  We see strong indications that the world economy is slowing. No doubt, there will be some economic fallout from that in Asia. However, we believe that Asia has really been going through its own slowdown and restructuring since 1997 and we can even point to 1990 for Japan, which is a major part of the region's economy. So we think Asia's domestic economies are being set up for a longer period of secular growth. In other words, even though we see a slowing global economy on the horizon and some economic fallout, we believe that domestic economic growth will eventually drive the markets in the region. For the past several years, we have tended to avoid large investments in the economies of emerging democracies, including Southeast Asia. Their markets are more volatile and they are still undergoing the learning process that comes with complex change. We think there's going to be a time when these countries are going to offer great investment opportunity and we're getting nearer rather than farther away from that time. Our belief is that these economies are consolidating and will eventually decouple from the U.S. economy as their equity markets attain favorable valuation levels.

Investing in Newport Tiger Fund, Variable Series offers long-term growth potential; however, the net asset value of the Fund will fluctuate due to economic and political developments and currency fluctuations. Many of the Asian countries are considered emerging, which means there may be greater risks associated with investing there than in more developed countries.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Newport Tiger Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                                5/1/95
Net Asset Value per share 12/31/00                             $2.19
Net Asset Value per share 12/31/99                              2.62
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
1 year                                                        (15.63)%
5 years                                                         0.40%
Life of Fund                                                    2.86%

          CHANGE IN VALUE OF A $10,000 INVESTMENT: NEWPORT TIGER FUND,
           VARIABLE SERIES CLASS A SHARES VS. MORGAN STANLEY CAPITAL
                         INTERNATIONAL EAFE (GDP) INDEX

                             5/1/1995 - 12/31/2000

                                                                NEWPORT TIGER FUND, VARIABLE          MORGAN STANLEY CAPITAL
                                                                       SERIES CLASS A             INTERNATIONAL EAFE (GDP) INDEX
                                                                ----------------------------      ------------------------------
                                                                          10000.00                          10000.00
5/95                                                                      11100.00                           9903.00
                                                                          10900.20                           9792.09
                                                                          11200.00                          10432.50
                                                                          10850.50                           9996.41
                                                                          11050.20                          10115.40
                                                                          11000.40                           9822.02
11/95                                                                     11049.90                          10029.30
                                                                          11500.80                          10458.50
                                                                          12661.20                          10591.30
                                                                          12559.90                          10623.10
                                                                          12559.90                          10764.40
                                                                          12509.70                          11099.20
5/96                                                                      12459.60                          10934.90
                                                                          12208.00                          11020.20
                                                                          11552.40                          10703.90
                                                                          11955.60                          10697.50
                                                                          12308.30                          10991.70
                                                                          12207.30                          10871.90
11/96                                                                     12812.80                          11336.10
                                                                          12851.20                          11255.60
                                                                          12749.70                          11044.00
                                                                          12749.70                          11121.30
                                                                          11984.70                          11333.70
                                                                          11781.00                          11305.40
5/97                                                                      12851.90                          11894.40
                                                                          13463.70                          12602.10
                                                                          13668.30                          12879.40
                                                                          11324.20                          11954.60
                                                                          11680.90                          12722.10
                                                                           9028.16                          11782.00
11/97                                                                      8875.59                          11733.70
                                                                           8849.85                          11903.80
                                                                           7556.00                          12522.80
                                                                           9212.27                          13242.80
                                                                           9160.68                          13964.60
                                                                           8384.77                          14174.00
5/98                                                                       7246.12                          14375.30
                                                                           6521.51                          14510.40
                                                                           6003.70                          14699.10
                                                                           5123.56                          12761.80
                                                                           6003.27                          12405.70
                                                                           7762.83                          13786.40
11/98                                                                      8280.62                          14502.00
                                                                           8280.62                          15084.90
                                                                           7806.14                          15100.00
                                                                           7806.14                          14625.90
                                                                           8491.52                          15395.20
                                                                          10337.60                          16012.60
5/99                                                                       9652.19                          15173.50
                                                                          10707.20                          15936.70
                                                                          10707.20                          16421.20
                                                                          10759.60                          16527.90
                                                                          10337.90                          16812.20
                                                                          11023.30                          17390.60
11/99                                                                     12341.60                          18013.10
                                                                          13911.50                          19762.20
                                                                          13274.30                          18669.40
                                                                          13646.00                          19356.40
                                                                          14176.90                          19931.30
                                                                          13273.80                          18709.50
05/00                                                                     12530.50                          18292.30
                                                                          13857.40                          19088.00
                                                                          13804.80                          18127.90
                                                                          13698.50                          18327.30
                                                                          12742.30                          17475.10
                                                                          12158.70                          16973.50
                                                                          11521.60                          16294.60
12/00                                                                     11735.00                          16692.20

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) EAFE (GDP) Index (4/30/1995 - 12/31/2000) is an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Newport Tiger Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                             SHARES         VALUE
                           -----------   -----------
COMMON STOCKS--99.0%
FINANCE, INSURANCE & REAL ESTATE--41.3%
CONSUMER FINANCE--0.6%
Housing Development
  Finance Corp. Ltd. ....       26,275   $   276,934
                                         -----------
DEPOSITORY INSTITUTIONS--14.0%
DBS Bank Ltd. ...........      188,638     2,132,855
HSBC Holdings PLC........      182,794     2,691,959
Hang Seng Bank Ltd. .....      110,200     1,483,519
                                         -----------
                                           6,308,333
                                         -----------
HOLDING COMPANIES--11.4%
Citic Pacific Ltd. ......      343,000     1,215,938
Hutchison Whampoa
  Ltd. ..................      214,500     2,674,478
Swire Pacific Ltd.,
  Series A...............      173,000     1,247,644
                                         -----------
                                           5,138,060
                                         -----------
REAL ESTATE--15.3%
Cheung Kong Holdings
  Ltd. ..................      238,000     3,043,771
City Developments
  Ltd. ..................      284,000     1,318,835
Sun Hung Kai Properties
  Ltd. ..................      253,000     2,521,988
                                         -----------
                                           6,884,594
                                         -----------
MANUFACTURING--9.8%
ELECTRONIC COMPONENTS--3.7%
Chartered Semiconductor
  Manufacturing Ltd. ADR
  (a)....................          300         7,913
Samsung Electronics......        7,550       944,502
United Microelectronics
  Corp. ADR (a)..........       56,000       462,000
United Microelectronics
  Corp., Ltd. ...........      180,000       261,413
                                         -----------
                                           1,675,828
                                         -----------
MEASURING & ANALYZING INSTRUMENTS--0.1%
China Hong Kong Photo
  Products Holdings,
  Ltd. ..................      460,000        44,822
                                         -----------
PUBLISHING & PRINTING--6.0%
Singapore Press Holdings
  Ltd. ..................      153,164     2,261,897
South China Morning Post
  Ltd. ..................      584,000       434,273
                                         -----------
                                           2,696,170
                                         -----------
MINING & ENERGY--2.2%
OIL & GAS EXTRACTION
PetroChina Co., Ltd.
  Class H................    6,074,000     1,012,372
                                         -----------

                             SHARES         VALUE
                           -----------   -----------
RETAIL TRADE--4.8%
APPAREL & ACCESSORY STORES--3.0%
Esprit Holdings Ltd. ....      456,000   $   388,784
Giordano International
  Ltd. ..................    2,034,000       938,805
                                         -----------
                                           1,327,589
                                         -----------
FOOD STORES--1.8%
President Chain Store
  Corp. .................      300,082       788,259
                                         -----------
SERVICES--13.1%
COMPUTER RELATED SERVICES--2.4%
China.com Corp. Class A
  (a)....................       18,800        84,600
Datacraft Asia Ltd. .....      120,640       569,421
Venture Manufacturing
  Ltd. ..................       67,000       448,342
                                         -----------
                                           1,102,363
                                         -----------
COMPUTER SOFTWARE--6.4%
Infosys Technologies
  Ltd. ..................        8,031       981,604
NIIT Ltd. ...............       20,058       683,338
Taiwan Semiconductor
  Manufacturing
  Company................      511,196     1,227,056
                                         -----------
                                           2,891,998
                                         -----------
MISCELLANEOUS SERVICES--4.3%
Singapore Technologies
  Engineering Ltd. ......    1,205,000     1,939,400
                                         -----------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES--19.2%
COMMUNICATIONS--1.4%
Advanced Information
  Services...............       63,200       611,613
                                         -----------
ELECTRIC SERVICES--2.2%
Huaneng Power
  International, Inc. ...    2,056,000       995,090
                                         -----------
GAS SERVICES--6.7%
Hong Kong & China Gas
  Co., Ltd. .............    2,046,366     3,004,076
                                         -----------
TELECOMMUNICATION--8.9%
China Mobile Ltd. (a)....      367,500     1,989,094
China Unicom Ltd. (a)....      498,000       762,991
Korea Telecom Corp.
  ADR....................       20,300       629,300
SK Telecom Co., Ltd. ....        3,000       600,953
                                         -----------
                                           3,982,338
                                         -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Newport Tiger Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                             SHARES         VALUE
                           -----------   -----------
WHOLESALE TRADE--8.6%
DURABLE GOODS
Johnson Electric Holdings
  Ltd. ..................      856,000   $ 1,316,974
Li & Fung Ltd. (a).......    1,392,000     2,534,251
                                         -----------
                                           3,851,225
                                         -----------
TOTAL COMMON STOCKS
  (cost of $36,712,744) (b)...........   $44,531,064
                                         -----------

                                   PAR
                               -----------
SHORT-TERM OBLIGATION--5.8%
Repurchase agreement with SBC
  Warburg Ltd., dated
  12/29/00, due 01/02/01 at
  6.000% collateralized by
  U.S. Treasury Notes with
  various maturities to 2028,
  market value $2,647,784
  (Repurchase proceeds
  $2,599,732)................  $ 2,598,000   $ 2,598,000
                                             -----------
OTHER ASSETS & LIABILITIES, NET--(4.8)%...    (2,138,774)
                                             -----------
NET ASSETS--100.0%........................   $44,990,290
                                             ===========

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) The cost for federal income tax purposes is the same.

SUMMARY OF SECURITIES                                 % OF TOTAL
BY COUNTRY                                VALUE       INVESTMENTS
---------------------                  -----------    -----------
Hong Kong                              $28,300,829        63.6
Singapore                                8,101,329        18.2
Taiwan                                   2,276,728         5.1
Indonesia                                1,941,876         4.4
United States                            1,753,234         3.9
Korea                                    1,545,455         3.4
Thailand                                   611,613         1.4
                                       -----------       -----
                                       $44,531,064         100
                                       -----------       -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges

ACRONYM               NAME
-------               ----
  ADR      American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust: Newport Tiger Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $36,712,744).............    $44,531,064
Short-term obligations......................................      2,598,000
Cash (including foreign currencies).........................         45,341
Receivables:
  Dividends and interest....................................         57,116
  Investments sold..........................................          1,208
  Fund shares sold..........................................          1,497
Other assets................................................          5,731
                                                                -----------
    TOTAL ASSETS............................................     47,239,957
                                                                -----------
LIABILITIES:
Payables:
  Fund shares repurchased...................................      2,160,001
Accrued liabilities:
  Management fee............................................         33,966
  Bookkeeping fee...........................................          1,823
  Other expenses............................................         43,489
Other liabilities...........................................         10,388
                                                                -----------
    TOTAL LIABILITIES.......................................      2,249,667
                                                                -----------
NET ASSETS..................................................    $44,990,290
                                                                ===========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $46,145,172
  Accumulated overdistributed net investment income.........         (3,500)
  Accumulated net realized loss on investments..............     (8,968,654)
  Net unrealized appreciation on investments and foreign
    currency translations...................................      7,817,272
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $44,990,290
                                                                ===========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $44,346,279
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........     20,246,923
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A..........................          $2.19
                                                                ===========
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $   644,011
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........        294,464
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B..........................          $2.19
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $   857,132
Interest....................................................        109,913
                                                                -----------
    Total investment income (net of foreign taxes withheld
      at source which amounted to $65,089)..................        967,045
                                                                -----------
EXPENSES:
  Management fee............................................        446,975
  Distribution fee--Class B.................................            658
  Bookkeeping fee...........................................         27,000
  Transfer Agent fee........................................          7,500
  Audit fee.................................................         16,681
  Reports to shareholders...................................          1,310
  Trustees' expense.........................................          7,244
  Custodian fee.............................................         58,806
  Legal fees................................................          2,424
  Miscellaneous expense.....................................          4,056
                                                                -----------
    Total expenses..........................................        572,654
                                                                -----------
Net investment income.......................................        394,391
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments and foreign currency
    transactions............................................        398,647
  Change in net unrealized appreciation/depreciation on
    investments and foreign currency translations...........     (8,485,337)
                                                                -----------
Net decrease in net assets resulting from operations........    $(7,692,229)
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                 2000*            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $    394,391    $    509,050
  Net realized gain (loss) on investments and foreign
     currency transactions..................................       398,647      (1,186,361)
  Change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........    (8,485,337)     18,167,999
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (7,692,299)     17,490,688
                                                              ------------    ------------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................      (370,572)       (298,594)
  From net investment income--Class B.......................        (5,179)             --
  In excess of net investment income--Class A...............       (41,733)             --
  In excess of net investment income--Class B...............          (583)             --
                                                              ------------    ------------
Total distributions.........................................      (418,067)       (298,594)
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................    69,966,835      17,247,955
  Cost of fund shares repurchased--Class A..................   (64,018,247)    (12,269,355)
  Distributions reinvested--Class A.........................       412,305         298,594
                                                              ------------    ------------
                                                                 6,360,893       5,277,194
                                                              ------------    ------------
  Proceeds from fund shares sold--Class B...................    13,880,502              --
  Cost of fund shares repurchased--Class B..................   (13,271,258)             --
  Distributions reinvested--Class B.........................         5,762              --
                                                              ------------    ------------
                                                                   615,006              --
                                                              ------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................     6,975,899       5,277,194
                                                              ------------    ------------
Total increase (decrease) in net assets.....................    (1,134,467)     22,469,288
NET ASSETS:
  Beginning of year.........................................    46,124,757      23,655,469
                                                              ------------    ------------
  End of year...............................................    44,990,290      46,124,757
                                                              ============    ============
Accumulated overdistributed net investment income included
  in ending net assets......................................  $     (3,500)   $     (2,534)
                                                              ============    ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................    28,228,320       8,254,763
  Shares repurchased--Class A...............................   (25,758,272)     (5,851,258)
  Distributions reinvested--Class A.........................       192,666         118,962
                                                              ------------    ------------
                                                                 2,662,714       2,522,467
                                                              ============    ============
  Shares sold--Class B......................................     5,954,019              --
  Shares repurchased--Class B...............................    (5,662,248)             --
  Distributions reinvested--Class B.........................         2,693              --
                                                              ------------    ------------
                                                                   294,464              --
                                                              ============    ============

 * Class B Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Newport Tiger Fund, Variable Series (the Fund), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total long-term capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager ) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. LASC has appointed Newport Fund Management ("Newport"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, Newport, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager, receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 1.75% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 1.75%. If additional reimbursement is needed to meet the limit, the Manager will then reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

Prior to May 30, 2000, the Manager voluntarily agreed to waive fees and bear certain Fund expenses in the event that total expenses as defined above exceeded 1.75% annually of the Fund's average net assets.

For the year ended December 31, 2000, the Fund's operating expenses, as defined above, did not exceed the 1.75% limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $19,238,878 and $10,389,558, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation    $13,230,157
Gross unrealized depreciation     (5,411,837)
                                 -----------
  Net unrealized appreciation    $ 7,818,320
                                 ===========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

            YEAR OF              CAPITAL LOSS
          EXPIRATION             CARRYFORWARD
          ----------             ------------
  2005                            $2,191,000
  2006                             5,727,000
  2007                             1,051,000
                                  ----------
                                  $8,969,000
                                  ----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Newport Tiger Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------
                                                            2000        1999      1998       1997       1996
                                                           -------     -------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................   $  2.62     $  1.57   $  1.71    $  2.52    $  2.28
                                                           -------     -------   -------    -------    -------
Net investment income (a)...............................      0.02        0.03      0.03       0.03       0.03
Net realized and unrealized gain (loss) on
  investments...........................................     (0.43)       1.04     (0.14)     (0.81)      0.24
                                                           -------     -------   -------    -------    -------
Total from investment operations........................     (0.41)       1.07     (0.11)     (0.78)      0.27
                                                           -------     -------   -------    -------    -------
Less distributions:
  From net investment income............................     (0.02)      (0.02)    (0.03)     (0.02)     (0.02)
  In excess of net investment income....................        --+         --        --      (0.01)        --
  From net realized gains on investments................        --          --        --         --      (0.01)
                                                           -------     -------   -------    -------    -------
Total distributions.....................................     (0.02)      (0.02)    (0.03)     (0.03)     (0.03)
                                                           -------     -------   -------    -------    -------
Net asset value, end of year............................   $  2.19     $  2.62   $  1.57    $  1.71    $  2.52
                                                           =======     =======   =======    =======    =======
TOTAL RETURN:
Total investment return (b)(c)..........................    (15.63)%     68.01%    (6.43)%   (31.14)%    11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).........................   $44,346     $46,125   $23,655    $24,934    $34,642
Ratio of expenses to average net assets (d).............      1.15%       1.21%     1.30%      1.25%      1.27%
Ratio of net investment income to
  average net assets (d)................................      0.80%       1.65%     2.16%      1.14%      1.20%
Portfolio turnover ratio................................        22%         12%       16%        27%         7%

 + Rounds to less than 0.01.

 (a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distribution reinvested.

 (c) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Newport Tiger Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Newport Tiger Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Rydex Financial Services Fund, Variable Series, seeks capital appreciation.

   Rydex Financial Services Fund, Variable Series is managed by a team of professionals at PADCO Advisors II, Inc.

FINANCIAL STOCKS OUTPERFORMED

  The financial services sector, as compared to the S&P 500 Index, outperformed the broader market in 2000. At the onset of the year, much of the sector was in negative territory due to the adverse effects of a rising interest rate environment. (Higher interest rates are perceived to negatively affect economic growth and the demand for credit.)

  By the end of the first quarter 2000, sector performance stabilized as the probability of further Fed tightening decreased. This belief took firm hold at the time of the Fund's inception and through the rest of the year as financial services stocks, driven by the anticipation of lower interest rates and evidence of a slowing economy, performed well in a volatile and choppy market.

CONTINUED INDUSTRY CONSOLIDATION

  Interest rates aside, consolidation within the sector continued. Larger savings and loans acquired their smaller counterparts in order to gain efficiencies and garner depository assets. This paralleled activity in the banking industry with U.S. Bancorp's acquisition of Firstar Corporation. Also, foreign financial services companies sought to establish or increase footholds on American soil, as evidenced by Credit Suisse First Boston's acquisition of U.S. brokerage firm Donaldson, Luftkin, & Jenrette.

A FULLY-INVESTED APPROACH

  During the first month of operations, we focused on getting the Fund invested. We purchased companies in proportions that best represent the structure of the financial services sector. These were well-capitalized firms that have produced consistent earnings over time. Included were insurance giant American International Group (11.44% of net assets), securities broker Morgan Stanley Group (4.53% of net assets), financial services firm American Express Group (3.10% of net assets), and money center bank BankAmerica Group (2.67% of net assets).

  Once the portfolio was fully established, new cash flow was applied in an effort to maintain the proper proportions with respect to the financial services sector, with trades designed to seek the best combination of liquidity and similarity to the sector.

SLOWING GROWTH FAVORABLE TO FINANCIALS

  Anticipated interest rate moves tend to affect pricing in the financial sector in advance, as evidenced by the sector's behavior in 2000. While financial stocks may initially perform well in the new year, they may also reflect expected moves by the Fed to reduce interest rates and trade at more moderate valuations. Future performance will depend on how the economy "lands." A softer landing bodes well for the sector as the potential drag of credit risk would be lessened, while a more jarring splashdown would favor the most conservative names (those with better credit profiles and more stable earnings streams.)

The Fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the financial services sector. As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                               5/30/00
Net Asset Value per share 12/31/00                            $14.51
Net Asset Value per share 5/30/00                              12.00
-----------------------------------------------------------------------

                CUMULATIVE RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
Life of Fund                                                   21.88%
-----------------------------------------------------------------------

    CHANGE IN VALUE OF A $10,000 INVESTMENT: RYDEX FINANCIAL SERVICES FUND,
       VARIABLE SERIES CLASS A SHARES VS. S&P FINANCIAL SERVICES INDEX(1)

                             5/30/2000 - 12/31/2000

                                                               RYDEX FINANCIAL SERVICES FUND,
                                                                  VARIABLE SERIES CLASS A          S&P FINANCIAL SERVICES INDEX
                                                               ------------------------------      ----------------------------
5/00                                                                        10000                              10000
6/00                                                                         9592                               9405
7/00                                                                        10416                            10373.7
8/00                                                                      11489.8                            11357.1
9/00                                                                      11831.1                              11632
10/00                                                                     11764.8                            11597.1
11/00                                                                     11164.8                            10929.1
12/00                                                                       12188                              11916

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's Financial Services Index is an unmanaged index that tracks the performance of domestic financial services stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)Index performance is from 5/31/00.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--96.6%
FINANCE, INSURANCE & REAL ESTATE--96.6%
DEPOSITORY INSTITUTIONS--41.1%
Astoria Financial Corp. .......    1,100         $ 59,744
Banc One Corp. ................    1,420           52,008
Bank of New York Co., Inc. ....      810           44,702
BankAmerica Corp. .............    1,585           72,712
Chase Manhattan Corp. .........    1,270           57,706
Comerica, Inc. ................      300           17,813
Fifth Third Bancorp............    1,885          112,629
First Union Corp. .............    1,620           45,056
Firstar Corp. .................      700           16,275
FleetBoston Financial Corp. ...      915           34,370
J.P. Morgan & Co., Inc. .......      430           71,165
MBNA Corp. ....................      770           28,442
Northern Trust Corp. ..........    1,250          101,953
PNC Bank Corp. ................      550           40,184
Southtrust Corp. ..............    1,850           75,272
State Street Corp. ............      620           77,010
Suntrust Banks, Inc............      510           32,130
Wachovia Corp. ................      290           16,856
Washington Mutual, Inc. .......      920           48,818
Wells Fargo & Co. .............    1,940          108,034
UBS AG (a).....................       56            9,228
                                                 --------
                                                1,122,107
                                                 --------
FINANCIAL SERVICES--4.0%
Bear Stearns Co. ..............      300           15,206
Lehman Brothers Holdings,
  Inc. ........................      200           13,525
The Goldman Sachs Group,
  Inc. ........................      740           79,135
                                                 --------
                                                  107,866
                                                 --------
INSURANCE AGENTS & BROKERS--2.1%
Marsh & McLennan Companies,
  Inc. ........................      490           57,330
                                                 --------
INSURANCE CARRIERS--28.8%
AFLAC, Inc. ...................      425           30,680
Allstate Corp. ................      925           40,295
American General Corp. ........      500           40,750
American International Group,
  Inc. ........................    3,165          311,950
CIGNA Corp. ...................      530           70,119
Chubb Corp. ...................      500           43,250
Cincinnati Corp. ..............      800           31,650
Citigroup, Inc. ...............    2,564          130,924
Loews Corp. ...................      260           26,926
Mellon Financial Corp. ........      690           33,939
The Hartford Financial Services
  Group, Inc. .................      370           26,131
                                                 --------
                                                  786,614
                                                 --------

                                   SHARES         VALUE
                                ------------   ------------
NONDEPOSITORY CREDIT INSTITUTIONS--13.0%
American Express Co. ..........    1,540         $ 84,604
Capital One Financial Corp. ...      275           18,098
Fannie Mae.....................    1,340          116,245
Freddie Mac....................    1,030           70,940
Household International,
  Inc. ........................      530           29,150
Providian Financial Corp. .....      600           34,500
                                                 --------
                                                  353,537
                                                 --------
SECURITY BROKERS & DEALERS--7.6%
Charles Schwab Corp. ..........    1,520           43,130
Merrill Lynch & Co., Inc. .....      600           40,912
Morgan Stanley Dean Witter &
  Co. .........................    1,560          123,630
                                                 --------
                                                  207,672
                                                 --------
TOTAL COMMON STOCKS (cost of
  $2,329,481) (b)..............                 2,635,126
                                                 --------

                                    PAR
                                ------------
SHORT TERM OBLIGATION--8.4%
Repurchase agreement with SBC
  Warburg, Ltd., dated
  12/29/00, due 1/02/01 at
  6.000%, collateralized by
  U.S. Treasury Notes with
  various maturities to 2028,
  market value $232,369
  (Repurchase proceeds
  $228,152)....................   $228,000         228,000
                                                ----------
OTHER ASSETS & LIABILITIES, NET--(5.0)%.....      (135,249)
                                                ----------
NET ASSETS--100.0%..........................    $2,727,877
                                                ==========

(a) Non-income producing.

(b) Cost for federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $2,329,481)..............    $2,635,126
Short-term obligations......................................       228,000
Cash........................................................        24,556
Receivables:
  Dividends and interest....................................         2,583
  Fund shares sold..........................................        25,814
  Expense reimbursement due from Distributor/Manager........         2,609
                                                                ----------
    TOTAL ASSETS............................................     2,918,688
                                                                ----------
LIABILITIES:
Payables:
  Investments purchased.....................................       173,810
  Fund shares repurchased...................................         2,043
Accrued liabilities:
  Management fee............................................         1,647
  Bookkeeping fee...........................................         1,709
  Transfer Agent fee........................................           625
  Other expenses............................................        10,977
                                                                ----------
    TOTAL LIABILITIES.......................................       190,811
                                                                ----------
NET ASSETS..................................................    $2,727,877
                                                                ==========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $2,422,664
  Accumulated overdistributed net investment income.........          (432)
  Net unrealized appreciation on investments................       305,645
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $2,727,877
                                                                ==========
NET ASSETS APPLICABLE TO CLASS A............................    $  121,842
                                                                ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........         8,399
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS A..........................        $14.51
                                                                ==========
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $2,606,035
                                                                ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........       179,710
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS B..........................        $14.50
                                                                ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $  3,351
Dividends...................................................      15,379
                                                                --------
    Total investment income.................................      18,730
                                                                --------
EXPENSES:
  Management fee............................................       8,024
  Distribution fee--Class B.................................       2,157
  Bookkeeping fee...........................................      15,750
  Transfer Agent fee........................................       4,375
  Audit fee.................................................       9,097
  Reports to shareholders...................................         997
  Trustees' expense.........................................       1,575
  Custodian fee.............................................         955
  Legal fee.................................................         311
  Miscellaneous expense.....................................         626
                                                                --------
    Total expenses..........................................      43,867
                                                                --------
Less:
  Expense reimbursable by Distributor.......................      (2,157)
  Expense reimbursable by Manager...........................     (27,947)
                                                                --------
Net expenses................................................      13,763
                                                                --------
Net investment income.......................................       4,967
                                                                --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gains on investments.........................       8,161
  Net change in unrealized appreciation/depreciation on
    investments.............................................     305,645
                                                                --------
Net increase in net assets resulting from operations........    $318,773
                                                                ========

* For the period from the commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                                   PERIOD
                                                                   ENDED
                                                                DECEMBER 31,
                                                                   2000*
                                                                ------------
OPERATIONS:
  Net investment income.....................................     $    4,967
  Net realized gain on investments..........................          8,161
  Net change in unrealized appreciation/depreciation on
     investments............................................        305,645
                                                                 ----------
Net increase in net assets resulting from operations........        318,773
                                                                 ----------
DISTRIBUTION DECLARED:
  Net investment income--Class A............................           (225)
  Net investment income--Class B............................         (4,741)
  In excess of net investment income--Class A...............            (46)
  In excess of net investment income--Class B...............           (963)
  From net realized gain on investments--Class A............           (370)
  From net realized gain on investments--Class B............         (7,790)
  Return of capital--Class A................................           (317)
  Return of capital--Class B................................         (6,697)
                                                                 ----------
Total Distributions.........................................        (21,149)
                                                                 ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................        100,000
  Distributions reinvested--Class A.........................            958
                                                                 ----------
                                                                    100,958
                                                                 ----------
  Proceeds from fund shares sold--Class B...................      2,407,042
  Cost of fund shares repurchased--Class B..................        (97,938)
  Distributions reinvested--Class B.........................         20,191
                                                                 ----------
                                                                  2,329,295
                                                                 ----------
Net increase in net assets resulting from fund share
  transactions..............................................      2,430,253
                                                                 ----------
Total increase in net assets................................      2,727,877
NET ASSETS:
  Beginning of period.......................................             --
                                                                 ----------
  End of period.............................................     $2,727,877
                                                                 ==========
Accumulated overdistributed net investment income included
  in ending net assets......................................     $     (432)
                                                                 ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................          8,333
  Distributions reinvested--Class A.........................             66
                                                                 ----------
                                                                      8,399
                                                                 ==========
  Shares sold--Class B......................................        185,538
  Distributions reinvested--Class B.........................          1,395
  Shares repurchased--Class B...............................         (7,223)
                                                                 ----------
                                                                    179,710
                                                                 ==========

* For the period from the commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Rydex Financial Services Fund, Variable Series ("the Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in the Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.85% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.65% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 1.45% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 1.45%. If additional reimbursement is needed to meet the limit, the Manager will then reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $2,384,190 and $62,870, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation       $354,742
Gross unrealized depreciation         49,097
                                    --------
  Net unrealized appreciation       $305,645
                                    ========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Rydex Financial Services Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                   PERIOD
                                                                   ENDED
                                                                DECEMBER 31
                                                                   2000*
                                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $12.00
                                                                   ------
Net investment income (a)...................................         0.04
Net realized and unrealized gain on investments.............         2.59
                                                                   ------
Total from investment operations............................         2.63
                                                                   ------
Less distributions:
  From net investment income................................        (0.02)
  In excess of net investment income........................        (0.01)
  From net realized gain on investments.....................        (0.05)
  Return of capital.........................................        (0.04)
                                                                   ------
Total distributions.........................................        (0.12)
                                                                   ------
Net asset value, end of period..............................       $14.51
                                                                   ======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................        21.88%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................       $  122
Ratio of expenses to average net assets (e).................         1.45%***
Ratio of net investment income to average net assets (e)....         0.50%***
Expenses waived or reimbursed by the Manager (e)............         2.89%***
Portfolio turnover ratio....................................            4%**

  * For the period from commencement of operations May 30, 2000 to December 31, 2000.

 ** Not annualized.

 *** Annualized.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

2000 FEDERAL TAX INFORMATION (UNAUDITED)
100% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for the corporate dividends received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Rydex Financial Services Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Rydex Financial Services Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the period from May 30, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

   Rydex Health Care Fund, Variable Series, seeks capital appreciation.

   Rydex Health Care Fund, Variable Series is managed by a team of professionals at PADCO Advisors II, Inc.

HEALTH CARE OUTPERFORMS

  The health care sector, as compared to the S&P 500 Index, outperformed the broad market in 2000. The pharmaceutical industry has been one of the healthiest and highest margined industries in the United States. Earnings growth for the industry has been accelerating due to actual and imminent medical advances and to the aggressive marketing efforts of pharmaceuticals firms. In a period of rising interest rates and an economic slowdown, investors recognized health care stocks as somewhat recession resistant, as consumers will require health care no matter what the state of the economy. The pharmaceutical sector experienced active merger and acquisition, as well as other restructuring activity during the year. In particular, Glaxo Wellcome (6.87% of net assets) merged with SmithKline Beecham, and Warner-Lambert was purchased by Pfizer (11.45% of net assets). This trend is expected to continue as it unleashes greater earnings power and offsets higher costs of remaining competitive in marketing as well as research and development. The industry has stepped up its research and development efforts, a trend, which is expected to generate a growing stream of new products. More than 1000 new drugs to battle cancer, heart disease, AIDS, Alzheimer's and other ailments are currently in the pipeline.

BREAKTHROUGHS PROPEL BIOTECH

  Biotechnology stocks, which made up approximately 13% of the portfolio's net assets, also performed well during the year. The outlook for biotech companies has rarely been better. The continued acceleration of scientific breakthroughs in drug discovery, diagnosis and genomics combined with an aging population could make the biotechnology sector one of the most significant investment opportunities for the coming decades. In the year 2000, the human genome was mapped. The sequencing of the human genome is a step toward speeding the discovery of specific genes and proteins and may accelerate the development of new drugs to combat disease. This year, approximately 20 new drugs were delivered to market by biotech firms. In 2001, up to 60 new drugs with 50 different disease targets are expected to be filed for FDA approval.

A "PURE SECTOR" APPROACH

  We picked companies that reflect pure sector exposure, taking into account sales, assets, and earnings. These were larger companies in the health care sector that exhibit strong leadership, business momentum, and market share; as well as high EPS growth and promising new products in the R&D pipeline. Once the portfolio was fully established, new cash flow was used to maintain the Fund's proportionality with respect to the health care sector, with trades designed to seek the best combination of liquidity and similarity to the sector.

FAVORABLE ENVIRONMENT FOR HEALTH CARE

  Patent expirations are a concern, but should be offset by introduction of new drugs that are currently in the pipeline. Medicare overhaul with respect to pricing constraints associated with prescription drug coverage is also a concern, but the plan proposed by President Bush is considered to be more industry friendly than that of the Democrats. Furthermore, at least two thirds of the worldwide drug sales and profits are not affected by Medicare. World demographics are also very favorable for the health care industry. As the baby boom generation ages and life expectancies lengthen, the demand for pharmaceuticals should increase. In addition, drug makers may benefit from a more industry-friendly FDA, which is reviewing new drugs more expeditiously. We plan to continue to emphasize larger, well-established companies with strong, patent-protected drug portfolios and sound new product developments.

The Fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the health care sector. As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                               5/30/00
Net Asset Value per share 12/31/00                            $14.22
Net Asset Value per share 5/30/00                              12.00
-----------------------------------------------------------------------

                CUMULATIVE RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
Life of Fund                                                  18.50%

        CHANGE IN VALUE OF A $10,000 INVESTMENT: RYDEX HEALTH CARE FUND,
            VARIABLE SERIES CLASS A SHARES VS. S&P HEALTH CARE INDEX

                             5/30/2000 - 12/31/2000

                                                                     RYDEX HEALTH CARE
                                                                FUND,VARIABLE SERIES CLASS A          S&P HEALTH CARE INDEX
                                                                ----------------------------          ---------------------
5/00                                                                      10000.00                           10000.00
6/00                                                                      11041.00                           10819.00
7/00                                                                      10424.90                           10174.20
8/00                                                                      10658.40                           10211.80
9/00                                                                      11075.20                           10702.00
10/00                                                                     11174.80                           11071.20
11/00                                                                     11500.00                           11513.00
12/00                                                                     11850.00                           11827.30

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's Health Care Index is an unmanaged index that tracks the performance of domestic health care stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)Index performance is from 5/31/00.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--96.1%
CHEMICALS--0.8%
FERTILIZERS & AGRICULTURAL CHEMICALS--0.2%
Syngenta AG ADR (a)............        479      $    5,239
                                                ----------
SPECIALTY CHEMICALS--0.6%
Sigma-Aldrich Corp. ...........        570          22,408
                                                ----------
HEALTH CARE--14.5%
HEALTH CARE DISTRIBUTORS & SERVICES--2.6%
Cardinal Health, Inc. .........        665          66,251
McKesson Corp. ................        650          23,328
                                                ----------
                                                    89,579
                                                ----------
HEALTH CARE EQUIPMENT--7.0%
Baxter International, Inc. ....        765          67,559
Beckman Coulter, Inc. .........        200           8,387
Biomet, Inc. ..................      1,090          43,259
Boston Scientific Corp., (a)...        290           3,969
Guidant Corp. .................        400          21,575
Medtronic, Inc. ...............      1,260          76,072
Stryker Corp. .................        420          21,248
                                                ----------
                                                   242,069
                                                ----------
HEALTH CARE FACILITIES--2.6%
HCA-The Healthcare Corp. ......      1,565          68,876
Tenet Healthcare Corp. ........        475          21,108
                                                ----------
                                                    89,984
                                                ----------
MANAGED HEALTH CARE--2.3%
United Healthcare Corp. .......        720          44,190
Wellpoint Health Networks,
  Inc. ........................        310          35,727
                                                ----------
                                                    79,917
                                                ----------
PHARMACEUTICALS & BIOTECHNOLOGY--80.8%
BIOTECHNOLOGY--13.0%
Amgen, Inc. ...................      2,125         135,867
Biogen, Inc. (a)...............        440          26,427
Chiron Corp. (a)...............        785          34,932
Genentech, Inc. (a)............        640          52,160
Genzyme Corp. (a)..............        430          38,673
Human Genome Sciences, Inc.
  (a)..........................        250          17,328
IDEC Parmaceuticals Corp.
  (a)..........................        100          18,956
Immunex Corp. (a)..............      1,110          45,094
MedImmune, Inc. (a)............        550          26,228
Millennium Parmaceuticals, Inc.
  (a)..........................        340          21,038
OLT, Therapeutics, Inc. (a)....        400          11,200
Sepracor, Inc. (a).............        300          24,038
                                                ----------
                                                   451,941
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
PHARMACEUTICALS--67.8%
Abbott Laboratories............      1,710      $   82,828
Allergan, Inc. ................        140          13,554
Alza Corp. (a).................        620          26,350
American Home Products
  Corp. .......................      2,100         133,455
AstraZeneca Group PLC ADR......      1,905          98,108
Aventis S.A. ADR...............      1,030          86,778
Bristol-Myers Squibb Co. ......      2,670         197,413
Eli Lilly & Co. ...............      1,565         145,643
Forest Laboratories, Inc.
  (a)..........................        280          37,205
Glaxo Wellcome PLC, ADR........      4,250         237,997
Johnson & Johnson..............      2,285         240,068
Merck & Co., Inc. .............      3,470         324,879
Novartis AG ADR................      2,245         100,464
Pfizer, Inc. ..................      8,630         396,980
Pharmacia Corp. ...............      1,455          88,755
Schering-Plough Corp. .........      1,685          95,624
Teva Pharmaceuticals Industries
  Ltd. ADR.....................        520          38,090
Watson Pharmaceuticals, Inc.
  (a)..........................        140           7,166
                                                ----------
                                                 2,351,357
                                                ----------
TOTAL COMMON STOCKS (cost of $2,987,726)
  (b).......................................     3,332,494
                                                ----------

                                    PAR
                                ------------
SHORT-TERM OBLIGATION--7.3%
Repurchase agreement with SBC
  Warburg, Ltd., dated
  12/31/00, due 1/02/01 at
  6.000%, collateralized by
  U.S. Treasury Notes with
  various maturities to 2028,
  market value $257,848
  (Repurchase proceeds
  $253,169)....................   $253,000         253,000
                                                ----------
OTHER ASSETS AND LIABILITIES--(3.4)%........      (119,054)
                                                ----------
NET ASSETS--100.0%..........................    $3,466,440
                                                ==========

(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

ACRONYM             NAME
-------             ----
  ADR    American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $2,987,726)..............    $3,332,494
Short-term obligations......................................       253,000
Cash........................................................           726
Receivables:
  Dividends and interest....................................         2,156
  Receivable for fund shares sold...........................        37,480
  Expense reimbursement due from Distributor/Manager........         3,950
Other assets................................................         4,781
                                                                ----------
    TOTAL ASSETS............................................     3,634,587
                                                                ----------
LIABILITIES:
Payables:
  Investments purchased.....................................       146,276
  Fund shared repurchased...................................         4,985
Accrued liabilities:
  Management fee............................................         2,547
  Bookkeeping fee...........................................         2,188
  Transfer Agent fee........................................           625
  Other expenses............................................        11,526
                                                                ----------
    TOTAL LIABILITIES.......................................       168,147
                                                                ----------
NET ASSETS..................................................    $3,466,440
                                                                ==========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $3,122,103
  Accumulated undistributed net investment loss.............          (431)
  Net unrealized appreciation on investments................       344,768
                                                                ----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $3,466,440
                                                                ==========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $  118,514
                                                                ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........         8,333
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS A..........................        $14.22
                                                                ==========
                                                                $3,347,926
NET ASSETS APPLICABLE TO CLASS B SHARES.....................
                                                                ==========
                                                                   235,433
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS B..........................        $14.22
                                                                ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $  4,717
Dividends...................................................       8,774
                                                                --------
    Total investment income (net of foreign taxes withheld
     at source which amounted to $133)......................      13,491
                                                                --------
EXPENSES:
  Management fee............................................      10,940
  Distribution fee--Class B.................................       2,518
  Bookkeeping fee...........................................      16,229
  Transfer Agent fee........................................       4,375
  Audit fee.................................................       3,033
  Reports to shareholders...................................         854
  Trustees' expense.........................................       2,251
  Custodian fee.............................................       1,306
  Legal fee.................................................         207
  Miscellaneous expense.....................................       6,725
                                                                --------
    Total expenses..........................................      48,438
                                                                --------
Less:
  Expense reimbursable by Distributor.......................      (2,518)
  Expense reimbursable by Manager...........................     (28,416)
                                                                --------
Net expenses................................................      17,504
                                                                --------
Net investment loss.........................................      (4,013)
                                                                --------
UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net change in unrealized appreciation/depreciation on
    investments.............................................     344,768
                                                                --------
Net increase in net assets resulting from operations........    $340,755
                                                                ========

* For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable Series
--------------------------------------------------------------------------------

                                                                   PERIOD
                                                                   ENDED
                                                                DECEMBER 31,
                                                                   2000*
                                                                ------------
OPERATIONS:
  Net investment loss.......................................     $   (4,013)
  Net change in unrealized appreciation/depreciation on
     investments............................................        344,768
                                                                 ----------
Net increase in net assets resulting from operations........        340,755
                                                                 ----------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................        100,000
                                                                 ----------

  Proceeds from fund shares sold--Class B...................      3,123,138
  Cost of fund shares repurchased--Class B..................        (97,453)
                                                                 ----------
Net increase in net assets resulting from fund share
  transactions..............................................      3,125,685
                                                                 ----------
Total increase in net assets................................      3,466,440
NET ASSETS:
  Beginning of period.......................................             --
                                                                 ----------
  End of period.............................................     $3,466,440
                                                                 ==========
Accumulated undistributed net investment loss included in
  ending net assets.........................................     $     (431)
                                                                 ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................          8,333
                                                                 ==========

  Shares sold--Class B......................................        242,610
  Shares repurchased--Class B...............................         (7,177)
                                                                 ----------
                                                                    235,433
                                                                 ==========

* For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Rydex Health Care Fund, Variable Series ("the Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in the Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--For the period from May 30, 2000, through April 30, 2001, the Manager and LFD have agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by each Class of the Fund in excess of 1.60% annually. LFD will first reimburse the distribution fee up to 0.25% annually to reach the 1.60%. If additional reimbursement is needed to meet the limit, the Manager will then reimburse other expenses to the extent necessary to reach the limit. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the period ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $2,987,733 and $8, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation       $385,445
Gross unrealized depreciation        (40,677)
                                    --------
  Net unrealized appreciation       $344,768
                                    ========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Rydex Health Care Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                   PERIOD
                                                                   ENDED
                                                                DECEMBER 31,
                                                                  2000***
                                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $12.00
                                                                   ------
Net investment loss (a).....................................        (0.03)
Net realized and unrealized gain on investments.............         2.25
                                                                   ------
Total from investment operations............................         2.22
                                                                   ------
Net asset value, end of period..............................       $14.22
                                                                   ======
TOTAL RETURN:
Total investment return (b)(c)(d)...........................        18.50%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................       $  119
Ratio of expenses to average net assets (e).................         1.60%*
Ratio of net investment loss to average net assets (e)......        (0.37)%*
Expenses waived or reimbursed by the Manager (e)............         2.54%*
Portfolio turnover ratio....................................            0%**

  * Annualized.

 ** Not annualized.

 *** For the period from commencement of operations May 30, 2000 to December 31, 2000.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

 (d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Rydex Health Care Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Rydex Health Care Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the period from May 30, 2000, (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

                       LIBERTY VARIABLE INVESTMENT TRUST

                               INVESTMENT MANAGER
                     Liberty Advisory Services Corporation
                                125 High Street
                                Boston, MA 02110

                                 ADMINISTRATOR
                         Colonial Management Associates
                              One Financial Center
                                Boston, MA 02111

                                 TRANSFER AGENT
                          Liberty Funds Services, Inc.
                                 P.O. Box 1722
                                Boston, MA 02105

                                   CUSTODIAN
                            The Chase Manhattan Bank
                                270 Park Avenue
                               New York, NY 10017

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

                                 LEGAL COUNSEL
                                  Ropes & Gray
                            One International Place
                                Boston, MA 02110

                                  THE TRUSTEES
                                Richard W. Lowry
                                Salvatore Macera
                                William E. Mayer
                               John J. Neuhauser
                               Thomas E. Stitzel
                               Anne-Lee Verville

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Stein Roe Global Utilities Fund, Variable Series, seeks current income and long-term growth of capital and income.

   Effective January 1, 2001, Charles R. Roberts and Scott Schermerhorn replaced Ophelia Barsketis and Deborah A. Jansen as co-managers of the Fund. Mr. Roberts and Mr. Schermerhorn are senior vice-presidents of Stein Roe & Farnham, Inc.

  While we still believe telecommunications stocks offer substantial, long-term growth potential, the sector's downturn and our overweighting held back overall performance during the period. We were able, however, to capitalize on periods of strength among some sub-segments of global utilities, including energy stocks.

HELD BACK BY TECH DECLINE

  As fundamental growth managers, we focus on areas of the global utilities market that we believe offer the strongest prospects for long-term growth. Although telecommunications equipment and services are two of the most attractive in our opinion, both declined as market volatility in the latter half of the period reclaimed gains of 1999 and early 2000. Rising interest rates and profit warnings impacted the technology group as a whole. Telecommunications stocks such as wireless service provider Vodafone Airtouch (2.8% of net assets) and handset manufacturer Nokia (1.3% of net assets) grappled with fears of slower growth, competitive pressures and controversy regarding the viability of new generation or mobile Internet technology.

TECH AND TELECOM: COMPELLING LONG-TERM GROWTH

  When investor sentiment turns, we rigorously re-evaluate our case for investing in specific sectors, keeping a close eye on the performance of the highest-quality companies in those industries. And if our original reasons for owning the security remain, we maintain the holding. Market fluctuations aside, we believe technology and telecommunications, especially wireless, are compelling long-term growth opportunities.

BRIGHT SPOTS: MULTINATIONALS AND ENERGY

  In light of the recent declines in technology and telecommunications, few industries or countries offered either growth or stability. Even so, we found opportunity in some of the faster-growing segments of the utility industry, particularly among companies whose success is driven by the strength of multinational business rather than the state of their domestic economy. Energy, long considered a defensive play, provided a wide selection of opportunities as demand for power experienced rapid growth both here and abroad. Leading global independent power company AES (3.3% of net assets) benefited from its position as one of the lowest-cost producers. High-efficiency power producer Calpine (4.9% of net assets) advanced on its potential for superior long-term operating margins. Dynegy (4.2% of net assets) gained on the strength of its natural gas pipeline and service operations and entrepreneurial niche players Enron (4.0% of net assets) and Williams Companies (2.5% of net assets) continued to revolutionize power marketing and trading via the build-out of broadband fiber-optic networks.

WELL MANAGED, HIGH-QUALITY COMPANIES

  While slowing economic growth in the United States and improving economic conditions in Europe and Latin America bode well for global utility markets, uncertainty still looms. Although higher oil prices have rekindled the energy sector, they have also fueled inflation concerns. Slower global economic growth may help to stabilize oil prices, yet Mideast tensions could derail this development. Even in the wake of economic slowdown, the U.S. Federal Reserve has yet to declare inflation dead. Nevertheless, we continue to focus on areas of long-term growth in the global utilities industry and have positioned the Fund in what we believe are well-managed, high-quality companies capable of delivering long-term results.

International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions, as well as by currency fluctuations.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                             CLASS A        CLASS B(1)
-----------------------------------------------------------------------
Inception date                              7/1/93          6/1/00
Net Asset Value per share 12/31/00            $13.27          $13.25
Net Asset Value per share 12/31/99             17.15              NA
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                             CLASS A        CLASS B(1)
1 year                                        (13.20)%        (13.31)%
5 years                                        12.63%          12.60%
Life of Fund                                   10.81%          10.79%

                                                                                                        CHANGE IN VALUE
                                                                                                         OF A $10,000
                                                                                                          INVESTMENT
                                                                                                       7/1/93 - 12/31/00
                                                                              ------------------------------------------
                                                                              Class A                       $21,604
                                                                              ------------------------------------------
                                                                              Class B(1)                    21,575
                                                                              ------------------------------------------

   CHANGE IN VALUE OF A $10,000 INVESTMENT: STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES CLASS A SHARES VS. MSCI WORLD ND INDEX(2) AND S&P UTILITIES
                                    INDEX(2)

                             7/1/1993 - 12/31/2000

                                               STEIN ROE GLOBAL UTILITIES
                                                 FUND, VARIABLE SERIES
                                                        CLASS A                S&P UTILITIES INDEX         MSCI WORLD ND INDEX
                                               --------------------------      -------------------         -------------------
                                                        10000.00                    10000.00                    10000.00
7/93                                                    10110.00                    10231.00                    10203.00
                                                        10349.60                    10726.20                    10668.30
                                                        10259.60                    10699.40                    10468.80
                                                        10120.00                    10680.10                    10754.60
                                                         9669.69                    10141.80                    10143.70
                                                         9830.21                    10089.10                    10637.70
1/94                                                     9667.03                    10154.70                    11336.60
                                                         9218.48                     9580.93                    11187.00
                                                         8953.91                     9256.14                    10702.60
                                                         9147.31                     9488.47                    11031.10
                                                         8760.38                     9231.33                    11056.50
                                                         8577.29                     9254.41                    11023.30
7/94                                                     8882.64                     9565.36                    11230.60
                                                         8912.84                     9536.66                    11566.40
                                                         8698.93                     9299.20                    11259.80
                                                         8811.15                     9371.73                    11577.40
                                                         8770.62                     9237.72                    11072.60
                                                         8820.61                     9289.45                    11176.70
1/95                                                     9353.38                    10013.10                    11005.70
                                                         9418.85                     9994.07                    11163.10
                                                         9364.22                     9931.11                    11698.90
                                                         9559.93                    10302.50                    12103.70
                                                         9994.91                    10622.90                    12204.10
                                                        10059.90                    10668.60                    12198.00
7/95                                                    10136.30                    10942.80                    12805.50
                                                        10375.50                    11166.00                    12517.40
                                                        10930.60                    11866.10                    12879.10
                                                        11181.00                    12117.70                    12673.10
                                                        11387.80                    12249.80                    13110.30
                                                        11921.90                    13111.00                    13490.50
1/96                                                    12148.40                    13282.70                    13732.00
                                                        11864.10                    12762.00                    13813.00
                                                        11750.20                    12486.40                    14039.50
                                                        11659.80                    12635.00                    14366.60
                                                        11681.90                    12607.20                    14376.70
                                                        12124.70                    13116.50                    14447.10
7/96                                                    11682.10                    12267.80                    13934.30
                                                        11739.30                    12553.70                    14091.70
                                                        11785.10                    12674.20                    14639.90
                                                        12238.90                    13304.10                    14739.40
                                                        12624.40                    13602.10                    15561.90
                                                        12698.90                    13519.20                    15309.80
1/97                                                    12983.30                    13585.40                    15492.00
                                                        13149.50                    13471.30                    15667.00
                                                        12698.50                    13063.10                    15353.70
                                                        12793.70                    12843.60                    15852.70
                                                        13232.50                    13416.50                    16827.60
                                                        13624.20                    13831.00                    17664.00
7/97                                                    13850.40                    14132.60                    18474.70
                                                        13541.50                    13896.50                    17235.10
                                                        14182.00                    14495.50                    18169.20
                                                        14372.10                    14621.60                    17209.90
                                                        15618.10                    15675.80                    17511.10
                                                        16350.60                    16853.10                    17721.20
1/98                                                    16075.90                    16160.40                    18212.10
                                                        16871.70                    16732.50                    19441.40
                                                        17983.50                    17800.00                    20259.90
                                                        17956.60                    17442.20                    20454.40
                                                        17696.20                    17374.20                    20194.60
                                                        18025.30                    18015.30                    20671.20
7/98                                                    18355.20                    17100.10                    20634.00
                                                        16053.50                    17399.40                    17879.30
                                                        16897.90                    18850.50                    18192.20
                                                        17631.30                    18518.70                    19833.20
                                                        18059.70                    18781.70                    21009.30
                                                        19349.20                    19343.30                    22032.40
1/99                                                    20080.60                    18449.60                    22512.70
                                                        19321.50                    17790.90                    21911.70
                                                        19236.50                    17533.00                    22821.00
                                                        20123.30                    19063.60                    23717.80
                                                        20658.60                    20237.90                    22847.40
                                                        21009.80                    19568.10                    23909.80
7/99                                                    20574.90                    19329.30                    23835.70
                                                        19998.80                    19572.90                    23790.40
                                                        19956.80                    18631.40                    23557.30
                                                        21307.80                    18907.20                    24777.50
                                                        21968.40                    17458.90                    25471.30
                                                        24892.40                    17626.50                    27529.40
1/00                                                    24748.00                    19503.70                    25949.20
                                                        25750.30                    18407.60                    26016.70
                                                        26896.20                    19051.80                    27811.80
                                                        24545.50                    20543.60                    26632.60
                                                        23951.50                    21566.70                    25956.10
                                                        25024.50                    20330.90                    26825.60
7/00                                                    24196.20                    21666.70                    26066.50
                                                        25444.70                    24678.30                    26911.00
                                                        24091.00                    26926.50                    25476.70
                                                        23117.80                    25941.00                    25046.10
                                                        20068.50                    25627.10                    23523.30
12/00                                                   21604.00                    28146.00                    23900.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B shares (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower.

(2) Performance shown for indexes is from 6/30/93.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                 -----------   -----------
COMMON STOCKS--89.2%
MANUFACTURING--10.1%
COMMUNICATION EQUIPMENT--5.0%
Nokia Oyj ADR...................    29,100     $ 1,265,850
Telefon LM Ericsson.............    99,922       1,117,877
Tellabs, Inc. (a)...............    40,900       2,310,850
                                               -----------
                                                 4,694,577
                                               -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--1.6%
Alcatel Alsthom Compagnie
  Generale d'Electricite........    27,300       1,527,094
                                               -----------
FOOD & KINDRED PRODUCTS--0.7%
Petroleo Brasileiro SA .........    28,600         671,440
                                               -----------
MISCELLANEOUS MANUFACTURING--2.8%
Tyco International Ltd. ........    46,500       2,580,750
                                               -----------
MINING & ENERGY--3.9%
OIL & GAS FIELD SERVICES
Enron Corp. ....................    44,600       3,707,375
                                               -----------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY
SERVICES--75.2%
BROADCASTING--1.1%
Grupo Televisa SA ADR (a).......    22,200         997,613
                                               -----------
ELECTRIC, GAS, & SANITARY SERVICES--12.2%
Calpine Corp. (a)...............   101,200       4,560,325
Constellation Energy Group......    66,700       3,005,669
Dynegy Inc. ....................    69,600       3,901,950
                                               -----------
                                                11,467,944
                                               -----------
ELECTRIC SERVICES--20.1%
AES Corp. ......................    56,000       3,101,000
Duke Energy Corp. ..............    33,800       2,881,450
Exelon Corp. ...................    51,800       3,636,877
National Grid Group PLC.........   266,100       2,420,894
Pinnacle West Capital Corp. ....    65,500       3,119,438
Scottish Power PLC ADR..........   103,900       3,149,469
Southern Co. ...................    16,800         558,600
                                               -----------
                                                18,867,728
                                               -----------

                                   SHARES         VALUE
                                 -----------   -----------
GAS SERVICES--12.5%
El Paso Energy Corp. ...........    52,500     $ 3,760,313
Hong Kong & China Gas Co.,
  Ltd. .........................   495,000         726,663
Kinder Morgan Energy Partners,
  LP............................    86,600       4,876,663
The Williams Cos., Inc. ........    59,400       2,372,287
                                               -----------
                                                11,735,926
                                               -----------
TELECOMMUNICATIONS--29.3%
AT&T Wireless Group (a).........   101,900       1,764,144
BroadWing, Inc. (a).............    82,500       1,882,031
COLT Telecom Group ADR (a)......    10,100         886,275
China Mobile Hong Kong Ltd. ADR
  (a)...........................    30,200         819,175
Cox Communications, Inc. Class A
  (a)...........................    51,500       2,397,969
Embratel Participacoes SA ADR...    49,100         770,256
Korea Telecom Corp. ADR.........    26,200         812,200
Level 3 Communications, Inc.
  (a)...........................    26,100         856,406
MCI WorldCom, Inc. (a)..........    48,400         677,600
Metromedia Fiber Network, Inc.
  Class A (a)...................   103,500       1,047,937
Qwest Communications
  International, Inc. (a).......    53,608       2,197,928
SBC Communications, Inc., Class
  A.............................    52,039       2,484,862
Sonera Group Oyj................    65,800       1,196,474
Sprint Corp. ...................    53,700       1,090,781
Sprint Corp. (PCS Group) (a)....    41,900         856,331
Telefonica de Espana............    48,612       2,430,600
Telefonos de Mexico SA..........    22,000         992,750
Tele Norte Leste Participacoes
  S.A. ADR......................    36,653         836,147
Vodafone Group plc ADR..........    72,400       2,592,825
Western Wireless Corp. Class A
  (a)...........................    22,700         889,556
                                               -----------
                                                27,482,247
                                               -----------
TOTAL COMMON STOCKS
  (cost of $72,917,245) (b).................    83,732,694
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                   PAR           VALUE
                               ------------   ------------
SHORT-TERM OBLIGATION--10.8%
Repurchase agreement with SBC
  Warburg Ltd., dated
  12/29/00, due 01/02/01 at
  6.000%, collateralized by
  U.S. Treasury Bonds and/or
  Notes with various
  maturities to 2027, market
  value of $10,328,193
  (repurchase proceeds
  $10,140,756)................ $10,134,000    $10,134,000
                                              -----------
OTHER ASSET & LIABILITIES, NET--(0.0)%.....       (49,296)
NET ASSETS--100.0%.........................   $93,817,398
                                              ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $73,503,748.

SUMMARY OF SECURITIES                 % OF TOTAL
     BY COUNTRY            VALUE      INVESTMENTS
---------------------   -----------   -----------
United States           $78,717,223       94.0%
United Kingdom            2,420,894        2.9
Finland                   1,196,474        1.4
Hong Kong                   726,663        0.9
Brazilian                   671,440        0.8
                        -----------      -----
                        $83,732,694      100.0%
                        -----------      -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ACRONYM               NAME
-------               ----
 ADR      American Depositary Receipt
 GDR       Global Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $72,917,245).............    $83,732,694
Short-term obligations......................................     10,134,000
Foreign currency............................................          6,015
Receivables:
  Dividends and interest....................................        121,550
  Fund shares sold..........................................          4,548
Other Assets................................................          2,793
                                                                -----------
    TOTAL ASSETS............................................     94,001,600
                                                                -----------
LIABILITIES:
Payables:
  To custodian..............................................         31,959
  Fund shares repurchased...................................         43,679
Accrued:
  Management fee............................................         49,504
  Bookkeeping fee...........................................          2,961
  Transfer agent fee........................................            610
  Other expenses............................................         47,293
Other liabilities...........................................          8,196
                                                                -----------
    TOTAL LIABILITIES.......................................        184,202
                                                                -----------
NET ASSETS..................................................    $93,817,398
                                                                ===========
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $82,195,316
  Accumulated undistributed net investment income...........        366,340
  Accumulated net realized gain on investments..............        439,810
  Net unrealized appreciation on investments and foreign
    currency translations...................................     10,815,932
                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $93,817,398
                                                                ===========
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $93,816,436
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      7,069,072
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A..........................         $13.27
                                                                ===========
NET ASSETS APPLICABLE TO CLASS B SHARES.....................           $962
                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........             73
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B..........................         $13.25
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest income.............................................    $    161,590
Dividends...................................................       1,347,816
                                                                ------------
    Total investment income (net of foreign taxes withheld
      at source which amounted to $57,456)..................       1,509,406
                                                                ------------
EXPENSES:
  Management fee............................................         720,174
  Distribution fee--Class B.................................               2
  Bookkeeping fee...........................................          50,009
  Transfer agent fee........................................           7,500
  Audit fee.................................................          21,946
  Reports to shareholders...................................           5,813
  Trustees' expense.........................................           8,964
  Custodian fee.............................................          13,989
  Legal fees................................................           1,527
  Miscellaneous expenses....................................          10,480
                                                                ------------
Net expenses................................................         840,404
                                                                ------------
Net investment income.......................................         669,002
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  CURRENCY TRANSACTIONS:
  Net realized gains on investments and foreign currency
    transactions............................................      10,252,549
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency translations...........     (25,944,762)
                                                                ------------
Net decrease in net assets from operations..................    $(15,023,211)
                                                                ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
                                                                   2000*            1999
                                                                ------------    ------------
OPERATIONS:
  Net investment income.....................................    $    669,002    $  1,632,753
  Net realized gain on investments and foreign currency
     transactions...........................................      10,252,549       2,667,630
  Net Change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........     (25,944,762)     19,787,517
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (15,023,211)     24,087,900
                                                                ------------    ------------
DISTRIBUTIONS DECLARED:
  From net investment income Class A........................        (176,520)     (1,427,277)
  From net realized gain Class A............................      (9,960,641)     (1,796,627)
  From net investment income Class B........................              (2)             --
  From net realized gain Class B............................            (102)             --
                                                                ------------    ------------
Total distributions.........................................     (10,137,265)     (3,223,904)
                                                                ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................      18,656,064      27,129,354
  Cost of fund shares repurchased--Class A..................     (19,966,432)    (12,253,422)
  Distributions reinvested--Class A.........................      10,137,161       3,223,904
                                                                ------------    ------------
                                                                   8,826,793      18,099,836
                                                                ------------    ------------
  Proceeds from fund shares sold--Class B...................           1,000              --
  Distributions reinvested--Class B.........................             104              --
                                                                ------------    ------------
                                                                       1,104              --
                                                                ------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................       8,827,897      18,099,836
                                                                ------------    ------------
Total increase (decrease) in net assets.....................     (16,332,579)     38,963,832
NET ASSETS:
  Beginning of year.........................................     110,149,977      71,186,145
                                                                ------------    ------------
  End of year...............................................    $ 93,817,398    $110,149,977
                                                                ============    ============
Undistributed net investment income included in ending net
  assets....................................................    $    366,340    $      1,952
                                                                ============    ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................       1,090,500       1,873,661
  Shares repurchased--Class A...............................      (1,211,173)       (827,630)
  Distributions reinvested--Class A.........................         768,746         200,616
                                                                ------------    ------------
                                                                     648,073       1,246,647
                                                                ============    ============
  Shares sold--Class B......................................              65              --
  Distributions reinvested--Class B.........................               8              --
                                                                ------------    ------------
                                                                          73              --
                                                                ============    ============

* Class B Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES.

  ORGANIZATION--Stein Roe Global Utilities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth of capital and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in the Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. Stein Roe & Farnham Incorporated ("Stein Roe") provides sub-advisory services. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, Colonial, Stein Roe, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Stein Roe a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% annually. This arrangement may be terminated by the Manager at any time.

For the year ended December 31, 2000, the Fund's operating expenses, as defined above, did not exceed the 1.00% limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $55,520,675 and $65,282,270, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation    $ 21,697,439
Gross unrealized depreciation     (11,468,493)
                                 ------------
  Net unrealized appreciation    $ 10,228,946
                                 ============

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2000, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the period amounted to $2,483.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2000        1999       1998       1997       1996
                                                              -------    --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $ 17.15    $  13.76    $ 11.92    $ 10.70    $ 10.50
                                                              -------    --------    -------    -------    -------
Net investment income (a)...................................     0.10        0.28       0.24       0.46       0.46
Net realized and unrealized gain (loss) on investments......    (2.37)       3.63       1.93       2.62       0.23
                                                              -------    --------    -------    -------    -------
Total from investment operations............................    (2.27)       3.91       2.17       3.08       0.69
                                                              -------    --------    -------    -------    -------
Less distributions:
  From net investment income................................    (0.03)      (0.23)     (0.21)     (0.48)     (0.49)
  In excess of net investment income........................       --          --      (0.01)        --         --
  From net realized gains...................................    (1.58)      (0.29)     (0.11)     (1.38)        --
                                                              -------    --------    -------    -------    -------
Total distributions.........................................    (1.61)      (0.52)     (0.33)     (1.86)     (0.49)
                                                              -------    --------    -------    -------    -------
Net asset value, end of year................................  $ 13.27    $  17.15    $ 13.76    $ 11.92    $ 10.70
                                                              =======    ========    =======    =======    =======
TOTAL RETURN:
Total investment return (b)(c)..............................   (13.20)%     28.63%     18.33%     28.75%      6.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................  $93,816    $110,150    $71,186    $54,603    $47,907
Ratio of expenses to average net assets (d).................     0.76%       0.77%      0.82%      0.83%      0.81%
Ratio of net investment income to average net assets (d)....     0.61%       1.91%      1.90%      3.96%      4.36%
Portfolio turnover ratio....................................       52%         52%        53%        89%        14%

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

2000 FEDERAL TAX INFORMATION (UNAUDITED)
87% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for the corporate dividends received deduction.
For the fiscal year ended December 31, 2000, the Fund earned $10,951,342 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust: Stein Roe Global Utilities Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                2000***
                                                              ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................     $16.50
                                                                 ------
Net investment income (a)...................................       0.03
Net realized and unrealized loss on investments.............      (1.67)
                                                                 ------
Total from investment operations............................      (1.64)
                                                                 ------
Less distributions:
  From net investment income................................      (0.03)
  From net realized gains...................................      (1.58)
                                                                 ------
Total distributions.........................................      (1.61)
                                                                 ------
Net asset value, end of year................................     $13.25
                                                                 ======
TOTAL RETURN:
Total investment return (b)(c)..............................      (9.90)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................     $    1
Ratio of expenses to average net assets (d).................       1.01%*
Ratio of net investment income to average net assets (d)....       0.36%*
Portfolio turnover ratio....................................         52%**

 * Annualized.

 ** Not annualized.

 *** Class B Shares were initially offered on June 1, 2000.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
--------------------------------------------------------------------------------

2000 FEDERAL TAX INFORMATION (UNAUDITED)
87% of the ordinary income distributed by the Fund in the year ended December 31, 2000 qualifies for corporate dividends received deductions.
For the fiscal year ended December 31, 2000, the Fund earned $10,951,342 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Stein Roe Global Utilities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Global Utilities Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust: Stein Roe Balanced Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

   Stein Roe Balanced Fund, Variable Series, seeks high total investment return, consistent with reasonable investment risk, by investing primarily in a diversified portfolio of common stocks, securities convertible to common stock, bonds, and cash.

   Harvey B. Hirschhorn, executive vice president, chief economist, and investment strategist of Stein Roe & Farnham Inc, is portfolio manager of Stein Roe Balanced Fund, Variable Series.

BALANCED APPROACH CUSHIONS STOCK DECLINES

  Perhaps the most significant impact on performance was the dramatic decline in technology and communications services securities that took place during the fourth quarter of 2000. We had reduced exposure here with sales of some large-cap technology companies as well as some "new technology" names. Despite these sales, however, the Fund remained exposed to this downdraft in technology. We increased exposure to defense contractors such as Raytheon and General Dynamics (0.35% and 0.44% of net assets, respectively) as well as Real Estate Investment Trusts (REITs) such as Boston Properties, Equity Residential, and Simon Properties (0.24%, 0.20%, and 0.31% of net assets, respectively). Defense-related companies should perform well given the defense spending agendas of both the Republicans and Democrats. Select REITs offer favorable project pipelines together with stable, solid dividends. Some of these securities have performed very well and have acted as a safe haven for investors who are staying away from technology stocks.

ALLOCATION STRATEGY, TECHNOLOGY PICKS, AND DIVERSIFICATION HELPED

  We attribute the Fund's results to a shift in our asset allocation earlier in the year, to our investments in technology, and to the portfolio's broad diversification. From the beginning of the year through March 2000, when the broad equity market continued to post positive returns, we continued to increase the Fund's allocation to stocks. During this time, our investments in large capitalization technology companies such as Cisco Systems (1.3% of net assets) were major contributors to the Fund's performance. Investors then began to shun technology stocks because of concerns of high valuations and of lower than expected earnings. Following the decline of technology stocks from March through May, we increased investments in the sector once again. We selectively purchased stocks of companies with "new technology," which we define as specialized or advanced technologies created in the past three or four years.

  By fiscal year-end foreign securities represented a lower than usual proportion of fund assets. This reduced weighting turned out to benefit Fund performance as foreign securities generally underperformed their US counterparts. In selecting overseas investments, we sought to insulate the portfolio to some extent from volatility here at home and to enhance its return. Among our selections were two Chinese initial public offerings (IPOs): Petro China (0.4% of net assets) and China Unicom. Though newly public, these companies are established businesses, and rank among China's largest enterprises. Given their size, the IPOs appeared extremely well priced. China Unicom has since been sold from the Fund. The Fund's largest foreign holding, Royal Bank of Scotland (1.1% of net assets), has performed well.

  Our primary tactic for managing the Fund's fixed-income portfolio has been to fine-tune the percentage of the Fund in bonds as well as the duration, a measure that reflects its sensitivity to changes in interest rates. We increased the Fund's allocation to long-term Treasuries, earlier in the year, thereby increasing duration. The buy back of long-term government debt by the Treasury Department caused the supply of long-term Treasuries to dwindle resulting in increased prices for these securities. In the second quarter of 2000, we again shifted our emphasis to shorter maturity issues and replaced Treasury bonds with investment-grade corporate securities. The latter had lagged Treasury securities during the market rally and represented a relatively attractive way to capture additional yield for the portfolio. Later in the year, corporate bonds closed some of the gap with Treasuries, which worked to the Fund's advantage. As it became apparent towards the end of the year that the economy was in fact slowing with more and more companies lowering their outlook for future growth, we raised the portfolio duration with the expectation that the Federal Reserve Board would ease short-term interest rates in early 2001, as occurred in January.

SLOWER GROWTH AHEAD

  We expect economic growth in the 2% range with inflation holding at about 2-3%. We anticipate these growth and inflation rates to persist for the next few quarters. We will likely continue to increase exposure to corporates and reduce Treasury holdings. On the equity side, we continue to seek "old economy" companies that may benefit from new technologies, companies with a solid dividend yield, and more companies selling at a substantial discount to their fair value.

The value and returns earned on an investment in the Fund may be affected by stock market fluctuations. Investing in smaller-cap stocks may include liquidity risks as well. Changes in interest rates, changes in the financial strength of issuers of lower-rated bonds, foreign, political and economic developments also may affect Fund performance.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
SteinRoe Variable Investment Trust: Stein Roe Balanced Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                                1/1/89
-----------------------------------------------------------------------
Net Asset Value per share 12/31/00                            $16.35
-----------------------------------------------------------------------
Net Asset Value per share 12/31/99                             17.80
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                                             CLASS A
1 year                                                        (1.02)%
5 years                                                        11.10%
10 years                                                       11.95%

       CHANGE IN VALUE OF A $10,000 INVESTMENT: STEIN ROE BALANCED FUND,
                VARIABLE SERIES CLASS A SHARES VS. S&P 500 INDEX
              AND LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                            12/31/1990 - 12/31/2000
[LINE GRAPH]

                                                STEIN ROE BALANCED FUND,         LEHMAN BROTHERS
                                                 VARIABLE SERIES CLASS A      GOVT/CORP. BOND INDEX           S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
12/90                                                   10000.00                    10000.00                    10000.00
12/91                                                   12793.00                    11613.00                    13040.00
12/92                                                   13756.30                    12493.30                    14032.30
12/93                                                   15034.30                    13871.30                    15444.00
12/94                                                   14554.70                    13384.40                    15646.30
12/95                                                   18261.80                    15959.50                    21518.40
12/96                                                   21114.20                    16422.40                    26456.80
12/97                                                   24665.70                    18025.20                    35280.20
12/98                                                   27758.70                    19732.20                    45370.30
12/99                                                   31236.90                    19307.90                    54911.70
12/00                                                   30918.40                    21595.90                    49888.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SteinRoe Variable Investment Trust: Stein Roe Balanced Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   -----------
COMMON STOCK--55.6%
FINANCE, INSURANCE & REAL ESTATE--10.1%
DEPOSITORY INSTITUTIONS--2.2%
Bayerische HypoVereinsbank.....     18,400    $ 1,036,665
Chase Manhattan Corp. .........     24,000      1,090,500
Royal Bank of Scotland Group
  PLC..........................    179,237      4,239,400
Royal Bank of Scotland Group
  PLC Value Shares (a).........    179,237        222,421
The Bank of Tokyo-Mitsubishi,
  Ltd. ADR.....................     50,000        484,375
Wells Fargo & Co. .............     25,000      1,392,188
                                              -----------
                                                8,465,549
                                              -----------
FINANCIAL SERVICES--1.6%
The Goldman Sachs Group,
  Inc. ........................     12,400      1,326,025
Nasdaq--100 Trust (a)..........     82,000      4,786,749
                                              -----------
                                                6,112,774
                                              -----------
INSURANCE AGENTS & BROKERS--0.7%
Marsh & McLennan Companies,
  Inc. ........................     24,000      2,808,000
                                              -----------
INSURANCE CARRIERS--4.1%
Aetna Inc. (a).................     30,000      1,231,875
American International Group,
  Inc. ........................     66,000      6,505,125
Citigroup, Inc. ...............    142,666      7,284,882
Tokio Marine & Fire Insurance
  Co., Ltd. ...................     90,000      1,029,088
                                              -----------
                                               16,050,970
                                              -----------
NONDEPOSITORY CREDIT INSTITUTION--1.5%
Capital One Financial Corp. ...     29,000      1,908,563
Fannie Mae.....................     19,000      1,648,250
Freddie Mac....................     35,000      2,410,624
                                              -----------
                                                5,967,437
                                              -----------
MANUFACTURING--24.8%
AEROSPACE & DEFENSE--0.8%
General Dynamics Corp. ........     22,100      1,723,800
Raytheon Co. Class B...........     44,600      1,385,388
                                              -----------
                                                3,109,188
                                              -----------
CHEMICALS & ALLIED PRODUCTS--6.8%
American Home Products
  Corp. .......................     55,000      3,495,250
Amgen, Inc. ...................     22,000      1,406,625
Bristol-Myers Squibb Co. ......     66,000      4,879,875
E.I. DuPont De Nemours &
  Co. .........................     33,848      1,635,282
Elan Corp. PLC ADR (a).........     50,000      2,340,625
Eli Lilly & Co. ...............     35,000      3,257,187
Genentech, Inc. (a)............     20,000      1,630,000
Johnson & Johnson..............     20,000      2,101,250

                                  SHARES         VALUE
                                -----------   -----------
Merck & Co., Inc. .............     44,000    $ 4,119,500
Procter & Gamble Co. ..........     24,000      1,882,500
                                              -----------
                                               26,748,094
                                              -----------
COMMUNICATIONS EQUIPMENT--0.6%
Motorola, Inc. ................     65,000      1,316,250
Nokia Oyj ADR..................     25,000      1,087,500
                                              -----------
                                                2,403,750
                                              -----------
CONSTRUCTION & FARM MACHINERY--0.4%
Deere & Co. ...................     36,500      1,672,156
                                              -----------
ELECTRICAL INDUSTRIAL EQUIPMENT--2.7%
Emerson Electric Co. ..........     32,000      2,522,000
General Electric Co. ..........    165,000      7,909,688
                                              -----------
                                               10,431,688
                                              -----------
ELECTRONIC COMPONENTS--1.0%
Intel Corp. ...................    126,000      3,811,500
                                              -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.1%
UTStarcom, Inc. (a)............     23,700        367,350
                                              -----------
FOOD & KINDRED PRODUCTS--0.5%
PepsiCo, Inc. .................     37,000      1,833,813
                                              -----------
MACHINERY & COMPUTER EQUIPMENT--2.8%
Cisco Systems, Inc. (a)........    136,000      5,202,000
EMC Corp. (a)..................     70,000      4,655,000
Exodus Communications, Inc.
  (a)..........................     22,000        440,000
Fujitsu Ltd. ..................     35,000        514,850
                                              -----------
                                               10,811,850
                                              -----------
MEASURING & ANALYZING INSTRUMENTS--2.3%
Agilent Technologies, Inc.
  (a)..........................     47,000      2,573,250
Avaya Inc. (a).................        (b)              3
Finisar Corp. (a)..............     65,000      1,885,000
JDS Uniphase Corp. (a).........     19,000        792,063
Medtronic, Inc. ...............     35,000      2,113,125
Teradyne, Inc. (a).............     23,000        856,750
Tycom Ltd. (a).................     35,500        794,313
                                              -----------
                                                9,014,504
                                              -----------
MISCELLANEOUS MANUFACTURING--1.4%
Tyco International Ltd. .......     96,072      5,331,996
                                              -----------
PAPER PRODUCTS--0.6%
International Paper Co. .......     25,000      1,020,313
Kimberly Clark Corp. ..........     18,000      1,272,420
                                              -----------
                                                2,292,733
                                              -----------
PETROLEUM REFINING--2.5%
BP Amoco PLC ADR...............     62,496      2,991,996
Exxon Mobil Corp. .............     80,086      6,962,477
                                              -----------
                                                9,954,473
                                              -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
SteinRoe Variable Investment Trust: Stein Roe Balanced Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   -----------
PRIMARY METAL--0.9%
Alcoa, Inc. ...................     62,000    $ 2,077,000
Nucor Corp. ...................     35,000      1,389,062
                                              -----------
                                                3,466,062
                                              -----------
STONE, CLAY, GLASS & CONCRETE--0.6%
Corning, Inc. .................     48,300      2,550,844
                                              -----------
TRANSPORTATION EQUIPMENT--0.8%
Ford Motor Co. ................     73,423      1,720,860
General Motors Corp. ..........     25,000      1,273,438
                                              -----------
                                                2,994,298
                                              -----------
MINING & ENERGY--2.7%
CRUDE PETROLEUM & NATURAL GAS--0.5%
Conoco, Inc. Class B...........     71,248      2,061,739
                                              -----------
OIL & GAS EXTRACTION--0.4%
PetroChina Co., Ltd. ADR.......     87,700      1,452,531
                                              -----------
OIL & GAS FIELD SERVICES--1.8%
Enron Corp. ...................     54,000      4,488,750
Schlumberger Ltd. .............     33,000      2,637,938
                                              -----------
                                                7,126,688
                                              -----------
REAL ESTATE--0.7%
REAL ESTATE INVESTMENT TRUST
Boston Properties, Inc. .......     21,700        943,950
Equity Residential Properties
  Trust........................     13,900        768,844
Simon Property Group...........     51,000      1,224,000
                                              -----------
                                                2,936,794
                                              -----------
RETAIL TRADE--5.2%
APPAREL & ACCESSORY STORES--0.7%
Kohl's Corp. (a)...............     44,000      2,684,000
                                              -----------
BUILDING, HARDWARE & GARDEN SUPPLIES--1.0%
Home Depot, Inc. ..............     81,500      3,723,531
                                              -----------
FOOD STORES--1.1%
Safeway, Inc. (a)..............     68,000      4,250,000
                                              -----------
GENERAL MERCHANDISE STORES--1.3%
Wal-Mart Stores, Inc. .........    100,000      5,312,500
                                              -----------
MOVIES & ENTERTAINMENT--0.5%
Time Warner, Inc. .............     37,000      1,932,880
                                              -----------
RESTAURANTS--0.6%
McDonald's Corp. ..............     69,000      2,346,000
                                              -----------
SERVICES--5.1%
BUSINESS SERVICES--1.7%
Concord EFS, Inc. (a)..........     71,000      3,119,563
Sun Microsystems, Inc. (a).....    124,000      3,456,500
                                              -----------
                                                6,576,063
                                              -----------
COMPUTER RELATED SERVICES--0.8%
America Online Inc. (a)........     55,000      1,914,000
Network Appliance, Inc. (a)....     20,000      1,284,687
                                              -----------
                                                3,198,687
                                              -----------

                                  SHARES         VALUE
                                -----------   -----------
COMPUTER SOFTWARE--2.6%
Affiliated Computer Services,
  Inc. Class A (a).............     40,000    $ 2,427,500
Microsoft Corp. (a)............     86,000      3,741,000
Oracle Corp., (a)..............    139,400      4,051,313
                                              -----------
                                               10,219,813
                                              -----------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITATION
SERVICES--6.9%
ADVERTISING--0.1%
WPP Group PLC..................     41,750        529,639
                                              -----------
BROADCASTING--0.4%
Clear Channel Communications,
  Inc. (a).....................     18,000        871,875
Infineon Technologies AG ADR
  (a)..........................     22,800        820,800
                                              -----------
                                                1,692,675
                                              -----------
COMMUNICATIONS--0.1%
Infonet Services Corp. Class B
  (a)..........................     68,000        340,000
                                              -----------
ELECTRIC SERVICES--1.0%
AES Corp. (a)..................     45,000      2,491,875
PG&E Corp. ....................     66,000      1,320,000
Southern Energy (a)............     10,300        291,618
                                              -----------
                                                4,103,493
                                              -----------
GAS SERVICES--0.4%
Kinder Morgan Energy Partners,
  L.P. ........................     30,000      1,689,375
                                              -----------
TELECOMMUNICATION--4.9%
AT&T Corp. ....................     77,130      1,335,317
Charter Communications, Inc.
  (a)..........................    135,000      3,062,813
Comcast Corp. Special Class
  A............................     60,000      2,505,000
MCI WorldCom, Inc. (a).........    129,000      1,806,000
Nippon Telegraph & Telephone
  Corp. .......................         62        445,720
Nippon Telegraph & Telephone
  Corp. ADR....................        700         24,981
SBC Communications, Inc., Class
  A............................     68,432      3,267,628
SKY Perfect Communications.....        300        393,082
Sprint Corp. (PCS Group) (a)...     42,000        858,375
Verizon Communications.........     46,000      2,305,750
Vodafone Group PLC ADR.........     71,000      2,542,687
Williams Communications Group,
  Inc. (a).....................     48,200        566,350
                                              -----------
                                               19,113,703
                                              -----------
WHOLESALE TRADE--0.1%
DURABLE GOODS
Softbank Corp. ................      7,500        260,089
                                              -----------
TOTAL COMMON STOCKS
  (cost of $164,005,237)...................   217,749,229
                                              -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
SteinRoe Variable Investment Trust: Stein Roe Balanced Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                  PAR           VALUE
                              ------------   ------------
US GOVERNMENT OBLIGATIONS--30.3%
US GOVERNMENT AGENCIES--11.8%
Federal Home Loan Mortgage Corp.: GOLD:
  6.500% 2010-2028........... $13,063,520    $ 12,957,287
  7.000% 7/1/28..............   1,967,407       1,971,696
  7.000% 1/1/30..............   3,383,669       3,391,045
  12.000% 7/1/20.............     490,540         552,313
                                             ------------
                                               18,872,341
                                             ------------
Federal National Mortgage Association: Me-
  dium-Term Note:
  5.125% 2/13/04.............   3,252,000       3,203,220
  6.625% 9/15/09.............   5,650,000       5,873,684
  7.125% 2/15/05.............   4,500,000       4,727,115
                                             ------------
                                               13,804,019
                                             ------------
Government National Mortgage Association:
  6.000% 2028-2029...........  11,194,116      10,862,733
  8.000% 3/15/26.............   2,341,947       2,403,423
                                             ------------
                                               13,266,156
                                             ------------
Government National Mortgage
Association--Adjustable Rate
  6.625% 7/20/25.............     278,710         281,366
                                             ------------
US GOVERNMENT BONDS--18.5%
U.S. Treasury Bonds:
  6.125% 8/15/29.............   6,975,000       7,586,429
  7.250% 5/15/16 (c).........   1,000,000       1,176,250
  7.625% 2/15/25.............   3,750,000       4,753,725
  7.875% 2/15/21.............   4,250,000       5,408,125
                                             ------------
                                               18,924,529
U.S. Treasury Notes:
  5.625% 5/15/08.............   7,200,000       7,389,000
  6.250% 2/15/03.............   5,250,000       5,360,723
  6.500% 2005-2010...........  27,850,000      30,219,242
  6.625% 5/15/07.............   3,200,000       3,448,992
  7.875% 11/15/04............   6,500,000       7,116,460
                                             ------------
                                               53,534,417
                                             ------------
TOTAL US GOVERNMENT OBLIGATIONS
  (cost of $113,224,742)..................    118,682,828
                                             ------------
CORPORATE BONDS, FIXED--6.4%
FINANCE, INSURANCE & REAL ESTATE--3.3%
DEPOSITORY INSTITUTIONS--1.2%
Citicorp,
  8.040% 12/15/19 (d)........   2,350,000       2,387,999
Den Danske Bank, 6.550%
  9/15/03 (d)................   2,250,000       2,240,640
                                             ------------
                                                4,628,639
                                             ------------

                                  PAR           VALUE
                              ------------   ------------
INSURANCE CARRIERS--1.5%
Florida Windstorm
  Underwriting Assoc.,
  7.125% 2/25/19 (d)......... $ 3,400,000    $  3,260,124
Prudential Insurance Co. of
  America,
  7.650% 7/1/07 (d)..........   2,500,000       2,552,124
                                             ------------
                                                5,812,248
                                             ------------
NONDEPOSITORY CREDIT INSTITUTIONS--0.6%
Household Finance Corp.,
  5.875% 11/1/02.............   2,500,000       2,472,775
                                             ------------
MANUFACTURING--1.4%
CHEMICALS & ALLIED PRODUCTS--0.8%
Hanson Overseas BV,
  6.750% 9/15/05.............   3,000,000       2,985,360
                                             ------------
MISCELLANEOUS MANUFACTURING--0.6%
Raytheon Co.
  6.750% 8/15/07.............   2,250,000       2,236,590
                                             ------------
MINING & ENERGY--0.6%
OIL & GAS FIELD SERVICES--0.6%
Baker Hughes, Inc.,
  6.250% 1/15/09.............   2,500,000       2,456,474
                                             ------------
SERVICES--0.4%
BUSINESS SERVICES--0.4%
FedEX Corp., Series A1,
  7.530% 9/23/06.............   1,510,531       1,543,929
                                             ------------
TRANSPORTATION, COMMUNICATIONS, ELECTRICAL, GAS &
SANITATION SERVICES--0.7%
AIR TRANSPORTATION--0.2%
United Airlines, Inc.,
  9.200% 3/22/08.............     592,474         647,176
                                             ------------
ELECTRIC SERVICES--0.5%
Israel Electric Corp., Ltd.,
  7.750% 3/1/09 (d)..........   2,200,000       2,185,062
                                             ------------
TOTAL CORPORATE BONDS, FIXED
  (cost of $25,393,320)...................     24,968,253
                                             ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
SteinRoe Variable Investment Trust: Stein Roe Balanced Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                  PAR           VALUE
                              ------------   ------------
ASSET BACKED SECURITIES--0.6%
American Mortgage Trust,
  Series 1993-3,
  8.190% 9/27/22............. $   961,414    $    865,272
Green Tree Home Improvement
  Loan Trust, Series 1994-A,
  Class A, 7.050% 3/15/14....     222,725         219,141
LB Commercial Conduit
  Mortgage Trust, Series
  1998-C4, Class A1B, 6.210%
  10/15/08...................   1,250,000       1,201,367
                                             ------------
TOTAL ASSET BACKED SECURITIES
  (cost of $2,510,006)....................      2,285,780
                                             ------------
TOTAL INVESTMENTS--92.9%
  (cost of $305,463,624) (e)..............    363,686,090
                                             ------------
SHORT-TERM OBLIGATIONS--7.2%
Enterprise Funding
  (f) 6.250% 1/5/01..........  10,000,000       9,992,556
UBS Finance Corp.
  (f) 5.750% 1/2/01..........  18,075,000      18,071,736
                                             ------------
TOTAL CASH EQUIVALENTS
  (cost of $28,045,196)...................     28,064,292
                                             ------------
OTHER ASSETS & LIABILITIES--(0.1)%........       (582,019)
                                             ------------
NET ASSETS--100.0%........................   $391,168,363
                                             ============

NOTES TO INVESTMENT PORTFOLIO:
 (a) Non-income producing.
 (b) Rounds to less than one.
 (c) This security, or a portion thereof, with a total market value of $1,176,250 is being used to collateralize open futures contracts.
 (d) Securities are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000 the value of these securities amounted to $12,625,950 or 3.2% of the net assets.
 (e) Cost for federal income tax purposes is $305,722,979.
 (f) Rate represents yield at date of purchase.

Long futures contracts open at December 31, 2000:

                                                 UNREALIZED
                                  EXPIRATION    DEPRECIATION
TYPE                  CONTRACTS     MONTH       AT 12/31/00
----                  ---------   ----------   --------------
S&P 500 Index           5           March        $(163,800)
S&P Midcap 400 Index   14         September        (79,650)
                                                 ---------
                                                 $(243,450)
                                                 =========

Summary of Securities by Country:

                               % OF TOTAL
COUNTRY            VALUE       INVESTMENTS
-------         ------------   -----------
United States   $355,015,136       97.6%
United Kingdom     4,991,460        1.4
Japan              2,642,829        0.7
Germany            1,036,665        0.3
                ------------      -----
                $363,686,090      100.0%
                ============      =====

  ACRONYM                   NAME
  -------                   ----
   ADR           American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
SteinRoe Variable Investment Trust: Stein Roe Balanced Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $305,463,624)............    $363,686,090
Short-term obligations (cost $28,045,196)...................      28,064,292
Cash (including foreign currency)...........................           3,805
Receivables:
  Dividends, tax reclaims and interest......................       2,483,252
  Investments sold..........................................          47,397
  Fund shares sold..........................................          37,854
  Expense reimbursement from Distributor....................           1,228
                                                                ------------
    TOTAL ASSETS............................................     394,323,918
                                                                ------------
LIABILITIES:
Payables:
  Investments purchased.....................................       1,894,954
  Fund shares repurchased...................................         735.416
  Futures variation margin..................................         231,225
Accrued liabilities:
  Management fee............................................         155,306
  Administration fee........................................          51,769
  Bookkeeping fee...........................................           2,940
  Transfer Agent fees.......................................             249
  Other expenses............................................          83,696
                                                                ------------
    TOTAL LIABILITIES.......................................       3,155,555
                                                                ------------
NET ASSETS..................................................    $391,168,363
                                                                ============
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $308,601,909
  Accumulated undistributed net investment income...........      11,037,292
  Accumulated net realized gains on investments and
    futures.................................................      13,466,211
  Net unrealized appreciation on investments futures and
    foreign currency translations...........................      58,062,951
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $391,168,363
                                                                ============
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $376,182,921
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........      23,003,484
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A..........................          $16.35
                                                                       =====
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $ 14,985,442
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........         917,586
                                                                ============
NET ASSET VALUE PER SHARE--CLASS B..........................          $16.33
                                                                       =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 11,469,780
Dividends...................................................       2,113,638
                                                                ------------
    Total investment income (net of foreign taxes withheld
     at source which amounts to $14,107)....................      13,583,418
                                                                ------------
EXPENSES:
  Management fee............................................       1,856,618
  Administrative fee........................................         618,873
  Distribution fee--Class B.................................           8,476
  Bookkeeping fee...........................................          34,130
  Transfer Agent fee........................................           7,500
  Audit fee.................................................          18,796
  Reports to shareholders...................................          32,682
  Custodian fees............................................          25,012
  Trustees' expense.........................................          17,370
  Legal fee.................................................           7,733
  Miscellaneous expense.....................................           9,532
                                                                ------------
    Total expenses..........................................       2,636,722
                                                                ------------
Less:
  Custodian earnings credits................................          (7,763)
  Expense reimbursable by Distributor.......................          (1,228)
                                                                ------------
Net expenses................................................       2,627,731
                                                                ------------
Net investment income.......................................      10,955,687
                                                                ------------
REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains on investments and foreign currency
    transactions............................................      12,837,728
  Net realized gain on futures contracts....................         705,671
  Change in unrealized appreciation/depreciation on
    investments, futures and foreign currency
    translations............................................     (28,232,491)
                                                                ------------
Net decrease in net assets resulting from operations........    $ (3,733,405)
                                                                ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

                                                                  YEAR            YEAR
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                 2000*            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $10,955,687     $ 11,032,190
  Net realized gains on investments, futures and foreign
     currency transactions..................................   13,543,399       18,977,403
  Change in unrealized appreciation/depreciation on
     investments, futures and foreign currency
     translations...........................................  (28,232,491)      17,043,558
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................  $(3,733,405)      47,053,151
                                                              ------------    ------------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................  (11,091,099)     (10,014,113)
  From net realized gains on investments--Class A...........  (18,789,074)     (19,118,867)
                                                              ------------    ------------
Total distributions.........................................  (29,880,173)     (29,132,980)
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................   33,903,274       89,107,591
  Cost of fund shares repurchased--Class A..................  (79,424,308)     (72,978,559)
  Distributions reinvested--Class A.........................   29,880,173       29,132,980
                                                              ------------    ------------
                                                              (15,640,861)      45,262,012
                                                              ------------    ------------
  Proceeds from fund shares sold--Class B...................   15,857,355               --
  Cost of fund shares repurchased--Class B..................     (439,868)              --
                                                              ------------    ------------
                                                               15,417,487               --
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from fund
  share transactions........................................     (223,374)      45,262,012
                                                              ------------    ------------
Total increase (decrease) in net assets.....................  (33,836,952)      63,182,183
NET ASSETS:
  Beginning of year.........................................  425,005,315      361,823,132
                                                              ------------    ------------
  End of year...............................................  $391,168,363    $425,005,315
                                                              ============    ============
Accumulated undistributed net investment income included in
  ending net assets.........................................  $11,037,292     $ 11,118,947
                                                              ============    ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................    2,003,611        5,348,548
  Shares repurchased--Class A...............................   (4,692,861)      (4,382,402)
  Distributions reinvested--Class A.........................    1,821,962        1,796,115
                                                              ------------    ------------
                                                                 (867,288)       2,762,261
                                                              ============    ============
  Shares sold--Class B......................................      944,036               --
  Shares repurchased--Class B...............................      (26,450)              --
                                                              ------------    ------------
                                                                  917,586               --
                                                              ============    ============

* Class B Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Balanced Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total investment return consistent with reasonable investment risk, by investing primarily in a diversified portfolio of common stocks, securities convertible to common stock, bonds, and cash. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in the Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the investment advisor to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager"), provides investment management and administrative services to the Fund pursuant to its Management Agreement with the Trust. The manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Services, Inc. (the "Transfer Agent") provides transfer agency services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, the Transfer Agent, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

  Effective January 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize premium and discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

The Portfolio may purchase or sell futures contracts. The Portfolio will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of future contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Portfolio's Statement of Assets and Liabilities at any given time.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.45% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--The Transfer Agent provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.75% of average net assets through April 30, 2001.

For the period from June 1, 2000 through April 30, 2001, LFD has agreed to reimburse the Fund's Class B share distribution fees in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% of average daily net asset value per annum.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $156,671,162 and $143,436,725, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation    $ 79,074,756
Gross unrealized depreciation     (21,111,645)
                                 ------------
  Net unrealized appreciation    $ 57,963,111
                                 ============

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

  During the period ended December 31, 2000, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Manager, as a broker. Total commissions paid to AlphaTrade during the period amounted to $7,667.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust: Stein Roe Balanced Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------
                                                        2000        1999        1998        1997        1996
                                                      --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................    $  17.80    $  17.14    $  16.81    $  16.28    $  14.08
                                                      --------    --------    --------    --------    --------
Net investment income (a).........................        0.45        0.28        0.48        0.53        0.57
Net realized and unrealized gain (loss) on
  investments.....................................       (0.63)       1.74        1.48        1.96        1.63
                                                      --------    --------    --------    --------    --------
Total from investment operations..................       (0.18)       2.02        1.96        2.49        2.20
                                                      --------    --------    --------    --------    --------
Less distributions:
  From net investment income......................       (0.47)      (0.47)      (0.51)      (0.56)         --
  From net realized gains on investments..........       (0.80)      (0.89)      (1.12)      (1.40)         --
                                                      --------    --------    --------    --------    --------
Total distributions...............................       (1.27)      (1.36)      (1.63)      (1.96)         --
                                                      --------    --------    --------    --------    --------
Net asset value, end of year......................    $  16.35    $  17.80    $  17.14    $  16.81    $  16.28
                                                      ========    ========    ========    ========    ========
TOTAL RETURN:
Total investment return (b)(c)....................       (1.02)%     12.53%      12.54%      16.82%      15.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...................    $376,183    $425,005    $361,823    $325,033    $299,184
Ratio of expenses to average net assets (d).......        0.64%       0.63%(e)     0.65%      0.66%       0.67%
Ratio of net investment income to average
  net assets (d)..................................        2.66%       2.60%(e)     3.00%      3.18%       3.68%
Portfolio turnover ratio..........................          39%         43%         61%         44%         76%

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

--------------------------------------------------------------------------------

2000 FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2000, the Fund paid $16,824,634 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Stein Roe Balanced Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Stein Roe Balanced Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

   Stein Roe Growth Stock Fund, Variable Series, seeks long-term growth by investing in the common stocks of companies with large market capitalizations, with a current emphasis in the technology, financial services, health care, and global consumer franchise sectors.

   Erik P. Gustafson, senior vice president of Stein Roe & Farnham Inc., is portfolio manager of Stein Roe Growth Stock Fund, Variable Series.

VOLATILE YEAR FOR U.S. EQUITY MARKETS

  U.S. equity markets chalked up strong, even phenomenal gains in the early part of 2000. Driven by a belief in technological advances and their potential to transform economies worldwide, investors rapidly bid up the prices of technology and telecommunications stocks, elevating the major stock market indexes to record levels. However, as it became clear that many tech companies would not be able to meet investors' expectations for profits and earnings, the market lost confidence in technology's near-term prospects, and the indexes plummeted even more quickly than they had risen.

FUND REDUCED TECHNOLOGY HOLDINGS

  Though technology remained rather unstable throughout the period, we continued to allocate a portion of the portfolio to that sector. We maintained our focus on premier companies--industry leading competitors that are involved in the buildup of the Internet or rebuilding the existing telecommunications infrastructure. These companies include Cisco Systems and Corning (2.9% and 3.0% of net assets, respectively). Although our technology holdings have declined somewhat over the short term, we believe that there is ample opportunity for growth in this sector and that we will be rewarded for our patience in the next three to five years.

  Recognizing that the upheaval in technology would take some time to sort itself out, we opted early in the year to reduce the Fund's allocation to that sector. We shifted our attention to health care and financial services, two areas that dominated the market after March.

NON-TECHNOLOGY STOCKS KEY TO FUND PERFORMANCE

  Two non-technology stocks which positively affected fund performance were Johnson and Johnson (4.0% of net assets) and Pfizer (4.6% of net assets). Johnson and Johnson lay fallow for two years, until investors recently recognized the innovations it has wrought in its core product line. Pfizer, one of the world's largest pharmaceuticals companies, has several points in its favor. Following its recent merger with Warner-Lambert, management should have significant cost-cutting opportunities. It also possesses one of the strongest sales forces in the industry and a well-stocked product pipeline.

OUTLOOK CALLS FOR IMPROVEMENT IN EQUITY MARKETS

  At this juncture, we feel much of the overvaluation has been stripped out of growth stocks, and look for improvement in the equity market as we head into 2001. We have positioned the portfolio accordingly and maintain our commitment to technology and telecommunications. We believe investors will be rewarded in the long run for their support of quality technology companies.

An investment in the Fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. Although there are currently no plans to do so, the Fund may invest up to 25% of its assets in foreign stocks. International investing involves greater risks, including a greater degree of social, political and economic volatility.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
SteinRoe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
Inception date                                              1/1/89
Net Asset Value per share 12/31/00                            $44.65
Net Asset Value per share 12/31/99                             57.93

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                                             CLASS A
1 year                                                        (12.02%)
5 years                                                        19.84%
10 years                                                       18.11%

     CHANGE IN VALUE OF A $10,000 INVESTMENT: STEIN ROE GROWTH STOCK FUND,
                VARIABLE SERIES CLASS A SHARES VS. S&P 500 INDEX

                            12/31/1990 - 12/31/2000
[LINE GRAPH]

                                                                STEIN ROE GROWTH STOCK FUND,
                                                                  VARIABLE SERIES CLASS A                 S&P 500 INDEX
                                                                ----------------------------              -------------
12/90                                                                     10000.00                           10000.00
                                                                          11273.10                           11179.00
                                                                          11667.70                           11449.50
                                                                          11645.50                           11477.00
                                                                          12420.00                           11970.50
                                                                          11951.70                           11422.30
6/90                                                                      12666.40                           11954.50
                                                                          13292.20                           12236.70
                                                                          13009.00                           12032.30
                                                                          13366.80                           12193.50
                                                                          13114.10                           11703.40
                                                                          14807.20                           13039.90
12/91                                                                     14411.80                           12797.30
                                                                          14518.50                           12962.40
                                                                          14145.40                           12711.00
                                                                          14030.80                           13083.40
                                                                          14251.10                           13147.50
                                                                          13795.00                           12951.60
6/91                                                                      14373.00                           13480.00
                                                                          14357.20                           13205.00
                                                                          14578.30                           13360.90
                                                                          15011.30                           13406.30
                                                                          15734.80                           13862.10
                                                                          15788.30                           14032.60
12/92                                                                     15630.50                           14150.50
                                                                          15111.50                           14342.90
                                                                          15527.10                           14645.60
                                                                          14875.00                           14291.10
                                                                          15370.30                           14672.70
                                                                          15330.30                           14715.30
6/92                                                                      15220.00                           14656.40
                                                                          15667.40                           15211.90
                                                                          15863.30                           15094.70
                                                                          16225.00                           15407.20
                                                                          15879.40                           15260.80
                                                                          16568.50                           15445.50
12/93                                                                     17025.80                           15970.60
                                                                          16375.40                           15537.80
                                                                          15517.40                           14861.90
                                                                          15469.20                           15052.20
                                                                          15839.00                           15297.50
                                                                          15035.90                           14922.70
6/93                                                                      15341.20                           15412.20
                                                                          16014.60                           16042.60
                                                                          15726.40                           15651.10
                                                                          15959.10                           16001.70
                                                                          15389.40                           15419.20
                                                                          15515.60                           15647.40
12/94                                                                     15661.40                           16052.70
                                                                          16175.10                           16677.20
                                                                          16645.80                           17169.10
                                                                          17160.20                           17673.90
                                                                          17546.30                           18379.10
                                                                          18309.50                           18805.50
6/94                                                                      19003.50                           19428.00
                                                                          19218.20                           19476.50
                                                                          20152.20                           20298.40
                                                                          20057.50                           20225.40
                                                                          21238.90                           21111.20
                                                                          21370.60                           21518.70
12/95                                                                     21896.30                           22250.30
                                                                          22213.80                           22457.20
                                                                          22367.10                           22672.80
                                                                          22666.80                           23006.10
                                                                          23664.10                           23597.40
                                                                          23900.70                           23687.10
6/95                                                                      22423.70                           22640.10
                                                                          22975.30                           23117.80
                                                                          24624.90                           24417.00
                                                                          25186.40                           25090.90
                                                                          26581.70                           26985.30
                                                                          25919.80                           26451.00
12/96                                                                     28130.80                           28101.50
                                                                          27500.70                           28323.50
                                                                          25781.80                           27162.30
                                                                          27813.50                           28781.10
                                                                          29635.20                           30539.70
                                                                          30992.50                           31898.70
6/96                                                                      33440.90                           34434.60
                                                                          31200.40                           32506.30
                                                                          32813.50                           34284.40
                                                                          32101.40                           33139.30
                                                                          32926.40                           34673.60
                                                                          34283.00                           35270.00
12/97                                                                     34197.30                           35658.00
                                                                          36697.10                           38228.90
                                                                          38256.70                           40186.20
                                                                          38738.80                           40596.10
                                                                          38335.90                           39897.90
                                                                          40682.00                           41517.70
6/98                                                                      40218.30                           41077.60
                                                                          33449.50                           35141.90
                                                                          34677.10                           37394.50
                                                                          37780.70                           40431.00
                                                                          40712.50                           42881.10
                                                                          43843.30                           45351.00
12/98                                                                     47477.90                           47246.70
                                                                          46077.30                           45777.30
                                                                          48906.50                           47608.40
                                                                          48065.30                           49450.90
                                                                          46729.10                           48283.80
                                                                          50397.30                           50953.90
6/99                                                                      48915.60                           49369.20
                                                                          48108.50                           49122.40
                                                                          47704.40                           47776.40
                                                                          51000.80                           50800.70
                                                                          53402.90                           51832.00
                                                                          60035.60                           54879.70
12/99                                                                     59675.30                           52124.70
                                                                          65314.60                           51139.60
                                                                          69018.00                           56141.00
                                                                          65518.80                           54451.20
                                                                          60146.20                           53334.90
                                                                          65896.20                           54646.90
6/00                                                                      63543.70                           53794.50
                                                                          69612.10                           57135.10
                                                                          63778.60                           54118.40
                                                                          59129.20                           53891.10
                                                                          51247.30                           49644.40
12/00                                                                     52832.00                           49888.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SteinRoe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
COMMON STOCK--96.2%
FINANCE, INSURANCE & REAL ESTATE--12.6%
DIVERSIFIED FINANCIAL SERVICES--2.6%
Freddie Mac...................     150,000    $ 10,331,250
                                              ------------
INSURANCE CARRIERS--8.3%
American International Group,
  Inc. .......................     125,000      12,320,312
Citigroup, Inc. ..............     400,000      20,425,000
                                              ------------
                                                32,745,312
                                              ------------
SECURITY BROKERS & DEALERS--1.7%
Merrill Lynch & Co., Inc. ....     100,000       6,818,750
                                              ------------
MANUFACTURING--45.9%
CHEMICALS & ALLIED PRODUCTS--10.2%
Immunex Corp. (a).............     150,000       6,093,750
Johnson & Johnson.............     150,000      15,759,374
Pfizer, Inc. .................     400,000      18,400,000
                                              ------------
                                                40,253,124
                                              ------------
COMMUNICATIONS EQUIPMENT--8.2%
Comverse Technology Inc.
  (a).........................     100,000      10,862,500
Finisar Corp. (a).............     100,000       2,900,000
Motorola, Inc. ...............     400,000       8,100,000
Nokia Oyj ADR.................     100,000       4,350,000
Nortel Networks Corp. ........     200,000       6,412,500
                                              ------------
                                                32,625,000
                                              ------------
ELECTRICAL INDUSTRIAL EQUIPMENT--4.2%
General Electric Co. .........     350,000      16,778,124
                                              ------------
ELECTRONIC COMPONENTS--2.4%
Texas Instruments, Inc. ......     200,000       9,475,000
                                              ------------
MACHINERY & COMPUTER EQUIPMENT--8.1%
Applied Materials, Inc. (a)...     150,000       5,728,124
Cisco Systems, Inc. (a).......     300,000      11,475,000
EMC Corp. (a).................     225,000      14,962,500
                                              ------------
                                                32,165,624
                                              ------------
MEASURING & ANALYZING INSTRUMENTS--4.9%
JDS Uniphase Corp. (a)........     100,000       4,168,750
Medtronic, Inc. (a)...........     250,000      15,093,750
                                              ------------
                                                19,262,500
                                              ------------
MISCELLANEOUS MANUFACTURING--4.9%
Tyco International Ltd. ......     350,000      19,425,000
                                              ------------
STONE, CLAY, GLASS & CONCRETE--3.0%
Corning, Inc. ................     225,000      11,882,813
                                              ------------
MINING & ENERGY--5.2%
OIL & GAS FIELD SERVICES
Enron Corp. ..................     250,000      20,781,250
                                              ------------
RETAIL TRADE--11.0%
APPAREL & ACCESSORY STORES--3.1%
Kohl's Corp. (a)..............     200,000      12,200,000
                                              ------------

                                  SHARES         VALUE
                               ------------   ------------
BUILDING, HARDWARE & GARDEN SUPPLY--3.2%
Home Depot, Inc. .............     275,000    $ 12,564,062
                                              ------------
FOOD STORES--4.7%
Safeway, Inc. (a).............     300,000      18,750,000
                                              ------------
SERVICES--6.2%
COMPUTER RELATED SERVICES--5.1%
America Online, Inc. (a)......     350,000      12,180,000
Foundry Networks, Inc. .......     100,000       1,500,000
Network Appliance, Inc. (a)...     100,000       6,423,438
                                              ------------
                                                20,103,438
                                              ------------
COMPUTER SOFTWARE--1.1%
Microsoft Corp. (a)...........     100,000       4,350,000
                                              ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY
  SERVICES--15.3%
BROADCASTING--3.4%
AT&T Corp-Liberty Media Group
  Class A (a).................     500,000       6,781,250
Time Warner, Inc. ............     125,000       6,530,000
                                              ------------
                                                13,311,250
                                              ------------
ELECTRIC SERVICES--4.8%
AES Corp. (a).................     100,000       5,537,500
Calpine Corp. (a).............     300,000      13,518,750
                                              ------------
                                                19,056,250
                                              ------------
TELECOMMUNICATION--7.1%
American Tower Corp. Class A
  (a).........................     200,000       7,575,000
Comcast Corp. Special Class
  A...........................     200,000       8,350,000
Level 3 Communications,
  Inc. (a)....................     250,000       8,203,128
WorldCom, Inc. (a)............     300,000       4,200,000
                                              ------------
                                                28,328,128
                                              ------------
TOTAL COMMON STOCKS
  (cost of $297,652,544) (b)...............    381,206,875
                                              ------------

                                  PAR
                              ------------
SHORT-TERM OBLIGATION--4.2%
UBS Finance Corp., 5.750%
  1/2/01 (c) (cost of
  $16,819,344)............... $16,820,000      16,816,963
                                             ------------
OTHER ASSETS & LIABILITIES, NET--(0.4)%...     (1,721,802)
                                             ------------
NET ASSETS--100.0%........................   $396,302,036
                                             ------------

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for federal income tax purposes is $298,027,272.
(c) Rate represents yield at date of purchase.

ACRONYM              NAME
-------              ----
 ADR      American Depository Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
SteinRoe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $297,652,544)............    $381,206,875
Short-term obligations (cost $16,819,344)...................      16,816,963
Cash........................................................           3,265
Receivables:
  Fund shares sold..........................................         204,216
  Dividends.................................................          76,428
Other assets................................................          11,534
                                                                ------------
    TOTAL ASSETS............................................     398,319,281
                                                                ------------
LIABILITIES:
Payables:
  Investments purchased.....................................       1,358,000
  Fund shares repurchased...................................         359,298
Accrued liabilities:
  Management fee............................................         178,644
  Bookkeeping fee...........................................           2,969
  Transfer Agent fee........................................             639
  Other expenses............................................          64,721
Other liabilities...........................................          52,974
                                                                ------------
    TOTAL LIABILITIES.......................................       2,017,245
                                                                ------------
NET ASSETS..................................................    $396,302,036
                                                                ============
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $256,407,761
  Accumulated net realized gains on investments.............      56,342,325
  Net unrealized appreciation on investments................      83,551,950
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $396,302,036
                                                                ============
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $376,242,678
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........       8,425,858
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A..........................          $44.65
                                                                ============
                                                                $ 20,059,358
NET ASSETS APPLICABLE--CLASS B SHARES.......................
                                                                ============
                                                                     449,851
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........
                                                                ============
NET ASSET VALUE PER SHARE--CLASS B..........................          $44.59
                                                                ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $   1,219,306
Interest....................................................          965,779
                                                                -------------
    Total investment income (net of foreign taxes withheld
     at source which amounted to $14,528)...................        2,185,085
                                                                -------------
EXPENSES:
  Management fee............................................        2,264,063
  Administration fee........................................          679,219
  Distribution fee--Class B.................................           12,970
  Bookkeeping fee...........................................           35,135
  Transfer Agent fee........................................            7,521
  Audit fee.................................................           19,144
  Reports to shareholders...................................           28,793
  Trustees' expense.........................................           18,554
  Custodian fee.............................................           16,493
  Legal fee.................................................            7,401
  Miscellaneous expense.....................................           15,686
                                                                -------------
    Total expenses..........................................        3,104,979
                                                                -------------
Less:
  Custodian earnings credits................................             (947)
                                                                -------------
Net expenses................................................        3,104,032
                                                                -------------
Net investment loss.........................................         (918,947)
                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................       56,524,439
  Net change in unrealized appreciation/depreciation on
    investments.............................................     (113,632,893)
                                                                -------------
Net decrease in net assets resulting from operations........    $ (58,027,401)
                                                                =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2000*            1999
                                                              -------------    ------------
OPERATIONS:
  Net investment loss.......................................  $    (918,947)   $   (171,187)
  Net realized gains on investments.........................     56,524,439      57,804,211
  Net change in unrealized appreciation/depreciation........   (113,632,893)     48,484,104
                                                              -------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (58,027,401)    106,117,128
                                                              -------------    ------------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................             --        (488,567)
  From net realized gains--Class A..........................    (57,812,470)     (8,084,420)
                                                              -------------    ------------
Total distributions.........................................    (57,812,470)     (8,572,987)
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................     85,173,215      75,332,189
  Cost of fund shares repurchased--Class A..................    (57,980,512)    (49,197,629)
  Distributions reinvested--Class A.........................     57,812,470       8,572,987
                                                              -------------    ------------
                                                                 85,005,173      34,707,547
                                                              -------------    ------------
  Proceeds from fund shares sold--Class B...................     23,544,089              --
  Cost of fund shares repurchased--Class B..................       (242,921)             --
                                                              -------------    ------------
                                                                 23,301,168              --
                                                              -------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................    108,306,341      34,707,547
                                                              -------------    ------------
Total increase (decrease) in net assets.....................     (7,533,530)    132,251,688
NET ASSETS:
  Beginning of year.........................................    403,835,566     271,583,878
                                                              -------------    ------------
  End of year...............................................  $ 396,302,036    $403,835,566
                                                              =============    ============
Accumulated undistributed (overdistributed) net investment
  income included in ending net assets......................  $          --    $          1
                                                              =============    ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................      1,526,962       1,573,831
  Shares repurchased--Class A...............................     (1,089,956)     (1,023,682)
  Distributions reinvested--Class A.........................      1,017,467         182,677
                                                              -------------    ------------
                                                                  1,454,473         732,826
                                                              =============    ============
  Shares sold--Class B......................................        454,395              --
  Shares repurchased--Class B...............................         (4,544)             --
                                                              -------------    ------------
                                                                    449,851              --
                                                              =============    ============

* Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Class represents an equal proportionate beneficial interest in the Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the investment advisor to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager"), provides investment management and administrative services to the Fund pursuant to its Management Agreement with the Trust. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.50% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--The Transfer Agent, an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.80% of average net assets through April 30, 2001.

For the period from June 1, 2000 through April 30, 2001, LFD has agreed to reimburse the Fund's Class B share distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.95% of average daily net asset value per annum.

  For the year ended December 31, 2000, the Fund's operating expenses as defined above, did not exceed the 0.95% limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $342,118,184 and $281,548,720, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation   $128,896,021
Gross unrealized depreciation    (45,716,418)
                                ------------
  Net unrealized appreciation   $ 83,179,603
                                ============

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2000, the Fund used Alphatrade Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Manager as a broker. Total commissions paid to Alphatrade Inc. during the period were $11,364.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust: Stein Roe Growth Stock Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------
                                                        2000        1999        1998        1997        1996
                                                      --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................    $  57.93    $  43.53    $  36.13    $  28.61    $  23.59
                                                      --------    --------    --------    --------    --------
Net investment income (loss) (a)..................       (0.11)      (0.03)       0.08        0.10        0.13
Net realized and unrealized gain (loss) on
  investments.....................................       (5.13)      15.79        9.54        8.84        4.89
                                                      --------    --------    --------    --------    --------
Total from investment operations..................       (5.24)      15.76        9.62        8.94        5.02
                                                      --------    --------    --------    --------    --------
Less distributions:
  From net investment income......................          --       (0.08)      (0.10)      (0.12)         --
  From net realized gains on investments..........       (8.04)      (1.28)      (2.12)      (1.30)         --
                                                      --------    --------    --------    --------    --------
Total distributions...............................       (8.04)      (1.36)      (2.22)      (1.42)         --
                                                      --------    --------    --------    --------    --------
Net asset value, end of year......................    $  44.65    $  57.93    $  43.53    $  36.13    $  28.61
                                                      ========    ========    ========    ========    ========
TOTAL RETURN:
Total investment return (b)(c)....................      (12.02)%     36.94%      27.91%      32.28%      21.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...................    $376,243    $403,836    $271,584    $213,399    $161,879
Ratio of expenses to average net assets (d).......        0.68%       0.67%       0.70%       0.71%       0.73%
Ratio of net investment income (loss) to average
  net assets (d)..................................       (0.20)%     (0.05)%      0.21%       0.32%       0.49%
Portfolio turnover ratio..........................          65%         70%         40%         28%         35%

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Total return figures do not include insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

2000 FEDERAL TAX INFORMATION (UNAUDITED)
100% of the ordinary income distributed by the Fund in the year ended December 31, 2000, qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2000, the Fund earned $56,723,268 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Stein Roe Growth Stock Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
SteinRoe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Stein Roe Mortgage Securities Fund, Variable Series, seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

   Leslie W. Finnemore, Michael Bissonnette and Ann T. Peterson are co-portfolio managers of Stein Roe Mortgage Securities Fund, Variable Series. Ms. Finnemore and Mr. Bissonnette are senior vice presidents of Stein Roe & Farnham Incorporated, and Ms. Peterson is a vice president of Stein Roe & Farnham, Inc.

SLOWER GROWTH AND DECLINING RATES

  The U.S. economy continued its record expansion in the year 2000. However, after several years of rapid economic growth and a Federal Reserve vigilantly fighting inflation, the U.S. economy showed signs of slowing at the end of 2000. Although the Fed refrained from cutting interest rates in 2000, the Fed cut its benchmark federal funds target rate by half a percentage point in the first few days of the new year. The bond market, in reaction to this economic slowdown during the second half of 2000, had already pushed down interest rates by the time the Fed acted. Housing starts were at their lowest levels in two years. Auto manufacturers announced cuts in production. There were also signs of a decline in consumer and capital spending levels.

  During this reporting period, we reduced exposure to mortgage-backed securities, which typically underperform more stable investments when interest rates are declining. In a weakening economic environment, mortgage rates decline and homeowners are apt to take advantage by refinancing their mortgages. This returns cash flow to investors in these mortgages which must be reinvested at lower rates, thereby reducing the return for the investors. Although over the long run, mortgage-backed securities offer higher returns to compensate for this risk, we actively manage exposure to this asset class when interest rates are expected to decline. During the period, we increased our position in Treasuries and lengthened duration, elevating the Fund's interest rate sensitivity when we were compensated to do so. This two-prong strategy was successful over the last six months, while higher yields on shorter-term debt hurt the Fund's performance early in the year.

OUR APPROACH

  We focus on the Fund's interest rate sensitivity by targeting an intermediate to longer-term average duration. We will increase or reduce mortgage-backed securities and other asset classes as relative value is identified. While we will continue to emphasize mortgage-backed securities in this Fund, we anticipate that the exposure to this sector will fluctuate with our overall market outlook.

Bond investing offers attractive income and total return opportunities, but also involves certain risks. The value of an investment in the Fund will fluctuate with changes in interest rates.

--------------------------------------------------------------------------------
FUND PERFORMANCE
SteinRoe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                                             CLASS A
-----------------------------------------------------------------------
Inception date                                              1/1/89
Net Asset Value per share 12/31/00                            $10.76
Net Asset Value per share 12/31/99                             10.35
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                                             CLASS A
1 year                                                         10.83%
5 years                                                         6.44
10 years                                                        7.21

  CHANGE IN VALUE OF A $10,000 INVESTMENT: STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES CLASS A SHARES VS. LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES
                                     INDEX

                            12/31/1990 - 12/31/2000
[LINE GRAPH]

                                                               STEIN ROE MORTGAGE SECURITIES        LEHMAN BROTHERS MORTGAGE-
                                                               FUND, VARIABLE SERIES CLASS A         BACKED SECURITIES INDEX
                                                               -----------------------------        -------------------------
12/90                                                                       10000                              10000
                                                                            10123                              10152
                                                                            10205                            10237.3
                                                                            10256                            10306.9
                                                                          10358.6                            10401.7
                                                                          10419.7                            10493.2
6/91                                                                      10409.3                            10502.7
                                                                          10552.9                            10680.2
                                                                          10737.6                            10874.6
                                                                          10942.7                            11077.9
                                                                          11066.3                            11261.8
                                                                          11148.2                            11342.9
12/91                                                                       11447                            11570.9
                                                                          11270.7                            11436.7
                                                                          11347.4                            11544.9
                                                                          11303.1                            11471.3
                                                                          11401.5                              11584
                                                                          11610.1                            11792.8
6/92                                                                      11742.5                            11931.9
                                                                          11929.2                            12036.3
                                                                          12017.4                            12193.1
                                                                          12094.3                              12288
                                                                          11929.9                            12180.2
                                                                          11940.6                            12218.2
12/92                                                                     12128.1                            12376.3
                                                                          12340.3                            12538.7
                                                                          12494.5                            12665.9
                                                                          12518.3                            12742.9
                                                                          12577.1                            12808.6
                                                                            12601                            12881.6
6/93                                                                      12719.5                              12980
                                                                          12719.5                              13032
                                                                          12802.2                            13093.3
                                                                          12802.2                            13104.7
                                                                          12849.5                            13142.6
                                                                          12790.4                            13116.8
12/93                                                                     12887.6                            13223.1
                                                                          13026.8                            13354.3
                                                                          12925.2                              13261
                                                                          12658.9                            12915.7
                                                                            12583                            12820.5
                                                                          12608.2                            12871.3
6/94                                                                      12570.3                            12843.3
                                                                          12772.7                            13100.5
                                                                          12798.3                            13141.9
                                                                          12658.8                            12954.8
                                                                          12633.4                            12947.6
                                                                          12620.8                            12906.9
12/94                                                                     12683.9                              13010
                                                                            12916                            13288.5
                                                                          13202.8                            13627.6
                                                                          13271.4                            13691.8
                                                                            13436                            13886.4
                                                                          13845.8                            14324.4
6/95                                                                      13927.5                            14405.9
                                                                          13941.4                            14430.6
                                                                            14092                              14580
                                                                          14214.6                            14708.3
                                                                            14351                            14839.2
                                                                          14514.6                            15008.6
12/95                                                                     14680.1                            15196.2
                                                                          14796.1                            15310.7
                                                                          14651.1                            15183.4
                                                                          14579.3                            15128.6
                                                                            14521                              15086
                                                                          14506.4                            15041.9
6/96                                                                        14666                              15249
                                                                          14737.9                            15304.9
                                                                          14752.6                            15304.8
                                                                          14969.5                              15561
                                                                          15258.4                            15866.4
                                                                          15461.3                            16093.3
12/96                                                                     15371.6                            16009.2
                                                                            15450                              16128
                                                                          15480.9                            16181.8
                                                                          15355.5                            16029.5
                                                                          15590.5                            16284.9
                                                                          15715.2                            16444.5
6/97                                                                      15886.5                            16636.2
                                                                          16229.6                            16949.6
                                                                          16135.5                            16909.6
                                                                            16355                            17123.8
                                                                            16543                            17313.8
                                                                          16589.4                            17370.5
12/97                                                                     16761.9                            17528.8
                                                                          16934.5                            17703.2
                                                                          16922.7                            17740.7
                                                                          16988.7                            17815.7
                                                                          17071.9                            17916.7
                                                                          17220.4                            18035.8
6/98                                                                      17335.8                            18121.8
                                                                          17401.7                            18213.5
                                                                          17617.5                            18378.9
                                                                          17865.9                            18600.6
                                                                          17749.8                            18576.8
                                                                          17833.2                            18669.2
12/98                                                                     17899.2                            18748.6
                                                                          17999.4                            18882.1
                                                                          17833.8                            18807.4
                                                                            17989                            18933.6
                                                                          18041.1                              19021
                                                                          17954.5                            18914.7
6/99                                                                      17902.5                            18848.1
                                                                          17866.7                            18720.1
                                                                          17866.7                            18719.6
                                                                          18075.7                            19023.4
                                                                            18110                            19132.8
                                                                          18128.2                            19143.3
12/99                                                                     18093.7                            19096.4
                                                                          18023.2                            18930.9
                                                                            18216                            19150.5
                                                                          18374.5                              19360
                                                                          18374.5                            19373.3
                                                                          18374.5                            19382.1
6/00                                                                      18672.1                            19796.5
                                                                          18821.5                            19923.6
                                                                            19102                            20225.7
                                                                          19270.1                            20435.2
                                                                          19401.1                            20582.1
                                                                          19736.7                            20891.6
12/00                                                                       20056                            21228.1

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged group of mortgage securities that differs from the composition of the Fund. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SteinRoe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  PAR          VALUE
                              -----------   ------------
GOVERNMENT OBLIGATIONS--61.0%
US GOVERNMENT AGENCIES--51.0%
Collateralized Mortgage
  Obligations:
American Mortgage Trust
  1993-3 8.190% 9/27/22...... $   359,532   $    323,579
                                            ------------
Federal Home Loan Mortgage
  Corp:
  7.000% 2026................   1,089,084      1,091,459
  7.500% 2023-2024...........   2,113,353      2,145,709
  8.500% 2006................      31,115         32,534
  10.500% 2013-2019..........     122,102        133,145
  10.750% 2009...............      93,381        103,507
  11.250% 2009-2013..........      27,137         30,147
  12.000% 2013-2020..........     378,128        425,439
                                            ------------
                                               3,961,940
                                            ------------
Federal National Mortgage
  Association:
  6.000% 2023-2025...........   1,605,487      1,554,305
  6.500% 2009-2028...........  11,218,706     11,064,734
  7.000% 2011-2029...........   4,182,940      4,189,465
  7.500% 2029................   3,856,438      3,913,050
  8.500% 2030................   7,304,264      7,525,657
  9.000% 2005-2020...........      65,713         68,036
  9.250% 2018................     411,608        447,580
  10.000% 2001-2016..........     134,676        146,152
  10.250% 2016...............     113,135        122,539
  12.250% 2012...............      43,428         49,494
                                            ------------
                                              29,081,012
                                            ------------
Real Estate Mortgage
  Investment Conduits:
FNR 1999-33 Class AE
  6.000% 2026................   4,383,067      4,270,861
                                            ------------
Government National Mortgage
  Association:
  Fixed Rate Mortgage:
  6.000% 2029................  10,056,316      9,757,745
  6.500% 2024-2028...........   4,989,039      4,932,912
  8.000% 2008................     636,245        657,719
  9.000% 2016-2017...........     586,207        607,087
  9.500% 2009-2022...........   2,723,226      2,824,476
  10.000% 2009-2010..........     226,309        245,529
  11.500% 2013...............     259,180        291,172
                                            ------------
                                              19,316,640
                                            ------------
Adjustable Rate Mortgage:
  6.625% 2025................     548,545        553,857
                                            ------------
TOTAL GOVERNMENT AGENCIES
  (cost of $56,800,099)..................     57,507,889
                                            ------------

                                  PAR          VALUE
                              -----------   ------------
GOVERNMENT OBLIGATIONS--10.0%
U.S. Treasury Notes
  6.500% 2010 (a) (cost of
  $10,612,510)............... $10,290,000   $ 11,257,877
                                            ------------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS
  (cost of $67,412,609)..................     68,765,766
                                            ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES & ASSET-BACKED
SECURITIES--22.3%
NON-AGENCY MORTGAGE-BACKED SECURITIES--8.1%
Citicorp Mortgage Securities,
  Inc.,
  Series 1987-10 Class A1,
  10.000% 2017...............      58,880         58,898
Comfed Savings Bank,
  Series 1987-1, Class A,
  7.550% 2018................      59,508         51,772
GS Mortgage Securities Corp.,
  Series 1998-3, Class A,
  7.750% 2027 (b)............   2,654,192      2,697,323
Glendale Federal Bank,
  Series 78-A, Class A,
  9.125% 2008................       9,650          9,650
Imperial Savings Assoc.,
  Series 1987-4, Class A,
  9.800% 2017................       5,637          5,620
Mellon Residential Funding
  Corp.,
  Series 2000-TBC1, Class
     A2C,
  6.922% 2030................   1,500,000      1,526,485
Merrill Lynch Mortgage
  Investors, Inc.,
  Series 1995-C3, Class A3,
  7.059% 2025................   2,000,000      2,054,063
Merrill Lynch Trust,
  Series 20, Class D,
  8.000% 2018................     393,241        406,662
Nomura Asset Securities
  Corp.,
  Series 1996-MD5, Class A1B,
  7.120% 2036................   1,000,000      1,004,690
Residential Funding Mortgage
  Securities, Inc.,
  Series 1998-HI2, Class A3,
  6.330% 2014................   1,000,000        996,750

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
SteinRoe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  PAR          VALUE
                              -----------   ------------
Structured Asset Securities
  Corp.,
  Series 1996-CFL, Class X1,
  1.525% 2028 (Interest
     only)................... $ 3,689,940   $    214,016
  Series 1996-CFL, Class C,
  6.525% 2028................      36,462         36,235
                                            ------------
TOTAL NON-AGENCY MORTGAGE BACKED
  SECURITIES
  (cost of $8,824,936)...................      9,062,164
                                            ------------
ASSET-BACKED SECURITIES--14.2%
Advanta Mortgage Loan Trust,
  Series 1997-2, Class M-1,
  7.550% 2025................     620,737        620,043
Amresco Residential
  Securities
  1996-3 Mortgage Loan Trust
  7.550% 2023................     266,824        266,213
Asset Securitization Corp.,
  Series 1997-D5, Class A1C,
  6.750% 2041................   1,375,000      1,395,625
Delta Funding Home Equity
  Loan Trust,
  Series 1998-2, Class A6F,
  6.370% 2028................   1,000,000        986,860
  Series 1997-3, Class A6F,
  6.860% 2028................   1,121,563      1,134,023
First Boston Mortgage
  Securities Corp.,
  Series 1993-H1, Class A,
  2.108% 2013 (Interest
     only)...................     362,208          1,811
Green Tree Financial Corp.,
  Series 1997-6, Class A8,
  7.070% 2029................   1,362,195      1,338,887
Green Tree Home Improvement
  Loan Trust,
  Series 1994-A, Class A,
  7.050% 2014................     167,044        164,356
JP Morgan Commerical Mortgage
  Finance Corp.,
  Series 1999-C8, Class A2,
  7.400% 2031................   2,000,000      2,123,125
LB Commercial Conduit
  Mortgage Trust,
  Series 1998-C4, Class A1B,
  6.210% 2008................   1,800,000      1,729,969
LB Commercial Mortgage Trust,
  Series 1998-C1, Class B,
  6.590% 2008................   1,500,000      1,510,547

                                  PAR          VALUE
                              -----------   ------------
Master Financial Asset
  Securitization Trust,
  Series 1998-2, Class A4,
  7.070% 2024................ $ 1,000,000   $  1,011,480
Mid-State Trust,
  Series 6, Class A1,
  7.340% 2035................   1,622,560      1,586,306
Option One Mortgage
  Securities Corp.,
  Series 1999-B, Class 2A,
  9.660% 2029................     961,577        950,008
UCFC Home Equity Loan,
  Series 1997-C, Class A7,
  6.845% 2029................   1,231,071      1,242,777
                                            ------------
TOTAL ASSET-BACKED SECURITIES
  (cost of $15,962,877)..................     16,062,030
                                            ------------
TOTAL NON-AGENCY MORTGAGE-BACKED
  SECURITIES & ASSET-BACKED SECURITIES
  (cost of $24,787,813)..................     25,124,194
                                            ------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY
SERVICES--2.6%
ELECTRIC, GAS & SANITARY SERVICES--1.3%
Noram Energy Corp.,
  6.500% 2008................   1,500,000      1,409,955
                                            ------------
TELECOMMUNICATION--1.3%
WorldCom, Inc.,
  7.750% 2007................   1,500,000      1,521,015
                                            ------------
TOTAL CORPORATE FIXED INCOME
  (cost of $3,016,050)...................      2,930,970
                                            ------------
TOTAL INVESTMENTS
  (cost of $95,216,472) (c)..............     96,820,930
                                            ------------
SHORT-TERM OBLIGATION--13.7%
Repurchase agreement with SBC
  Warburg Ltd., dated
  12/29/00, due 01/02/01 at
  6.000% collateralized by
  U.S. Treasury Notes with
  various maturities to 2028,
  market value $15,762,476
  (Repurchase proceeds
  $15,438,285)............... $15,428,000     15,428,000
                                            ------------
OTHER ASSETS & LIABILITIES, NET--0.4%....        477,738
                                            ------------
NET ASSETS--100.0%.......................   $112,726,668
                                            ============

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
SteinRoe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) This security, or a portion thereof, with a total market value of $1,258,169 is being used to collateralize open futures contracts.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of this security amounted to $2,697,323 or 2.4% of net assets.
(c) Cost for federal income tax purposes is $95,217,731.

Long futures contracts open on December 31, 2000:

                                                     UNREALIZED
                                      EXPIRATION    APPRECIATION
         TYPE            CONTRACTS      MONTH       AT 12/31/00
         ----            ---------    ----------    ------------
5 Year Treasury Note        28          March         $ 47,703
10 Year Treasury Note       88          March          245,641
                                                      --------
                                                      $293,344
                                                      --------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
SteinRoe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $95,216,472).............    $ 96,820,930
Short-term obligations......................................      15,428,000
Cash........................................................             829
Receivables:
  Interest..................................................         747,188
  Investments sold..........................................         297,354
  Fund shares sold..........................................         114,494
  Variation margin on futures contracts.....................          17,688
Other assets................................................           8,575
                                                                ------------
    TOTAL ASSETS............................................     113,435,058
                                                                ------------
LIABILITIES:
Payables:
  Fund shares repurchased...................................         627,480
Accrued liabilities:
  Management fees...........................................          34,317
  Administration fees.......................................          13,694
  Bookkeeping fees..........................................           4,243
  Transfer Agent fees.......................................             358
Other liabilities...........................................          28,298
                                                                ------------
    TOTAL LIABILITIES.......................................    $    708,390
                                                                ------------
NET ASSETS..................................................    $112,726,668
                                                                ============
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $107,737,048
  Accumulated undistributed net investment income...........       6,928,331
  Accumulated net realized loss on investments and futures
    transactions............................................      (3,836,513)
  Net unrealized appreciation on investments and futures
    contracts...............................................       1,897,802
                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................    $112,726,668
                                                                ============
NET ASSETS APPLICABLE TO CLASS A SHARES.....................    $105,063,903
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........       9,766,261
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A..........................          $10.76
                                                                      ======
NET ASSETS APPLICABLE TO CLASS B SHARES.....................    $  7,662,765
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........         714,532
                                                                ============
NET ASSET VALUE PER SHARE--CLASS B..........................          $10.72
                                                                ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 7,556,099
EXPENSES:
  Management fee............................................        421,467
  Administrative fee........................................        158,050
  Distribution fee--Class B.................................          3,720
  Bookkeeping fee...........................................         26,318
  Transfer Agent fee........................................          7,500
  Audit fee.................................................         13,912
  Reports to shareholder....................................          6,762
  Trustees' fee.............................................         11,673
  Custodian fee.............................................         16,917
  Legal fee.................................................            754
  Miscellaneous expenses....................................          5,448
                                                                -----------
    Total expenses..........................................        672,521
                                                                -----------
Less:
  Custodian earning credits.................................         (1,722)
                                                                -----------
Net expenses................................................        670,799
                                                                -----------
Net investment income.......................................      6,885,300
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS:
  Net realized loss on investments..........................       (918,834)
  Net realized gain on futures transactions.................        113,848
  Change in unrealized appreciation/depreciation on
    investments and futures contracts.......................      4,824,725
                                                                -----------
Net increase in net assets resulting from operations........    $10,905,039
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                 2000*            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $  6,885,300    $  6,460,727
  Net realized loss on investments and futures
     transactions...........................................      (804,986)       (204,777)
  Change in unrealized appreciation/depreciation on
     investments and futures contracts......................     4,824,725      (5,084,514)
                                                              ------------    ------------
Net increase in net assets resulting from operations........    10,905,039       1,171,436
                                                              ------------    ------------
DISTRIBUTIONS DECLARED:
  From net investment income--Class A.......................    (6,395,972)     (5,059,928)
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................     8,996,447      25,773,295
  Cost of fund shares repurchased--Class A..................   (20,489,268)    (17,739,463)
  Distributions reinvested--Class A.........................     6,395,972       5,059,928
                                                              ------------    ------------
                                                                (5,096,849)     13,093,760
                                                              ------------    ------------
  Proceeds from fund shares sold--Class B...................     7,604,578              --
  Cost of fund shares repurchased--Class B..................      (187,930)             --
                                                              ------------    ------------
                                                                 7,416,648              --
                                                              ------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................     2,319,799      13,093,760
                                                              ------------    ------------
Total increase in net assets................................     6,828,866       9,205,268
NET ASSETS:
  Beginning of year.........................................   105,897,802      96,692,534
                                                              ------------    ------------
  End of year...............................................  $112,726,668    $105,897,802
                                                              ============    ============
Accumulated undistributed net investment income included in
  ending net assets.........................................  $  6,928,331    $  6,395,789
                                                              ============    ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................       883,164       2,477,267
  Shares repurchased--Class A...............................    (1,998,944)     (1,704,846)
  Distributions reinvested--Class A.........................       653,317         492,693
                                                              ------------    ------------
                                                                  (462,463)      1,265,114
                                                              ============    ============
  Shares sold--Class B......................................       732,635              --
  Shares repurchased--Class B...............................       (18,103)             --
                                                              ------------    ------------
                                                                   714,532              --
                                                              ============    ============

* Class B Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Mortgage Securities Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the highest possible level of current income consistent with the safety of principal and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Class represents an equal proportionate beneficial interest in that Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the investment advisor to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager"), provides investment management and administrative services to the Fund pursuant to its Management Agreement with the Trust. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Services, Inc. (the "Transfer Agent"), provides transfer agency services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, the Transfer Agent, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and the repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share and ratios reflect the distribution fee applicable to Class B only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. Premium and market discount are not amortized or accreted.

Effective January 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize premium and discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

  OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

The Portfolio may purchase or sell futures contracts. The Portfolio will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of future contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Portfolio's Statement of Assets and Liabilities at any given time.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager, receives a monthly fee equal to 0.40% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--The Transfer Agent provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.70% of average net assets through April 30, 2001.

For the period from June 1, 2000 through April 30, 2001, LFD has agreed to reimburse the Fund's Class B share distribution fee in excess of 0.20% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% of average daily net asset value per annum.

For the year ended December 31, 2000, the Fund's and Classes' operating expenses as defined above, did not exceed the limits.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $42,325,151 and $50,359,277, respectively.

Unrealized appreciation (depreciation) at December 31, 2000 based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation     $ 2,694,292
Gross unrealized depreciation      (1,091,093)
                                  -----------
  Net unrealized appreciation     $ 1,603,199
                                  ===========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2002       $2,401,000
   2003          224,000
   2004          114,000
   2007          132,000
   2008          689,000
              ----------
              $3,560,000
              ----------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust: Stein Roe Mortgage Securities Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------
                                                         2000        1999         1998       1997       1996
                                                       --------    --------      -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...................  $  10.35    $  10.79      $ 10.73    $  9.84    $ 10.16
                                                       --------    --------      -------    -------    -------
Net investment income (a)............................      0.66        0.66         0.55       0.68       0.78
Net realized and unrealized gain (loss) on
  investments........................................      0.40       (0.55)        0.14       0.21      (0.30)
                                                       --------    --------      -------    -------    -------
Total from investment operations.....................      1.06        0.11         0.69       0.89       0.48
                                                       --------    --------      -------    -------    -------
Less distributions:
  From net investment income.........................     (0.65)      (0.55)       (0.63)        --      (0.80)
                                                       --------    --------      -------    -------    -------
Net asset value, end of year.........................  $  10.76    $  10.35      $ 10.79    $ 10.73    $  9.84
                                                       ========    ========      =======    =======    =======
TOTAL RETURN:
Total investment return (b)(c).......................     10.83%       1.08%        6.80%      9.04%      4.70%(g)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)......................  $105,064    $105,898      $96,693    $77,173    $76,009
Ratio of expenses to average net assets (d)..........      0.63%       0.64%(e)     0.70%      0.70%      0.70%(f)
Ratio of net investment income to average
  net assets (d).....................................      6.52%       6.29%(e)     5.91%      6.59%      6.71%(g)
Portfolio turnover ratio.............................        43%         28%(h)        8%(h)      29%(h)      72%(h)

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

 (f) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 0.72% for the year ended December 31, 1996.

 (g) Computed giving effect to the Manager's expense limitation undertaking.

 (h) Portfolio turnover includes dollar roll transactions.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Stein Roe Mortgage Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Stein Roe Mortgage Securities Fund, Variable Series (the "Fund"), (a series of SteinRoe Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the Class A financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

   Stein Roe Small Company Growth Fund, Variable Series, seeks long-term growth of capital by investing at least 65% of its assets in common stocks of small-cap companies. The Fund invests in companies that compete in large and growing markets and possess ready access to capital, leading market share, strong management teams with ownership interests, and a business strategy designed to fully exploit future growth opportunities.

   William M. Garrison is a vice president of Stein Roe & Farnham Inc. and portfolio manager of Stein Roe Small Company Growth Fund, Variable Series.

  Stein Roe Small Company Growth Fund, Variable Series Class A shares had a total return of negative 5.36% for the 12 month period ended December 31, 2000, compared with a negative 22.43% return for the Russell 2000 Growth Index. This newly selected benchmark reflects changes made to the Fund over the past 18 months as the Fund moved toward a purer growth strategy and broadly diversified portfolio.

IPO'S MADE A SIGNIFICANT CONTRIBUTION

  Throughout the year, we participated in the record-breaking initial public offering (IPO) market. Given the remarkable pace and number of new offerings, we felt it important to be selective while examining each company's projected future capital needs, and its ability to execute an effective business plan. Increasingly, we developed a preference for companies that were closer to reaching profitability and therefore more likely to be well received by investors. Many have not been well received in the market and a few have detracted from the Fund's performance. However, several new issues moved beyond our estimate of fair value within the first few days of trading.

TECH SECTOR HINDERED PERFORMANCE

  The single most adverse influence on Fund performance came from the technology sector. As the Fund is heavily weighted in this sector, performance suffered when stock valuations fell dramatically during the fourth quarter of 2000. Responding to a much weaker environment for technology product demand, investors turned away from technology stocks, causing the sector to weaken.

  In both our IPO investments and other selections made during the year, we favored computer software/service companies (16.9% of net assets), as we believe it will be easier for such companies to reach critical mass and generate significant earnings quickly. The veritable explosion in technology has spawned many markets for specialized software, while the nature of the product makes manufacturing faster and less expensive than for computer hardware.

  We also liked biotechnology companies (8.1% of net assets). With advancements in recent years, this industry is moving out of the lab and into the marketplace, and the rate of new product discoveries and introductions is accelerating.

DIVERSIFICATION HELPED IN A CHOPPY MARKET

  Most of the gains for our technology-related stocks occurred during the first half of the fiscal year. Later, as the market shunned technology stocks in favor of sectors with greater potential to generate near-term profits and meet earnings projections, we were glad we maintained our discipline and ensured that the portfolio was diversified across many industry sectors.

REASONABLE VALUATIONS FOR SMALL CAPS

  Looking ahead, we are optimistic about the prospects for small cap growth stocks. Investors are more aware today of the potential benefits of small caps, and small cap valuations are still relatively reasonable compared to mid and large cap stocks. While we acknowledge the risk of downward earnings revisions in many sectors, notably technology, we believe that current valuations largely reflect lowered expectations. In addition, we feel that widely anticipated lower interest rates will improve investor sentiment toward the small cap growth sector.

Investing in smaller company stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
SteinRoe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                             CLASS A        CLASS B(1)
-----------------------------------------------------------------------
Inception date                              1/1/89          6/1/00
Net Asset Value per share 12/31/00            $19.08          $19.05
Net Asset Value per share 12/31/99             20.16              NA
-----------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS ON DECEMBER 31, 2000
-----------------------------------------------------------------------
                                             CLASS A        CLASS B(1)
1 year                                         (5.36%)         (5.51%)
5 years                                         9.66            9.62
10 years                                       14.35           14.33

                                                                                                        CHANGE IN VALUE
                                                                                                         OF A $10,000
                                                                                                          INVESTMENT
                                                                                                      12/31/90 - 12/31/00
                                                                              -------------------------------------------
                                                                              Class A                       $38,220
                                                                              -------------------------------------------
                                                                              Class B(1)                    38,160
                                                                              -------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT: STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES CLASS A SHARES VS. S&P SMALL CAP 600 INDEX AND RUSSELL 2000 AND
                           RUSSELL 2000 GROWTH INDEX

                            12/31/1990 - 12/31/2000
[LINE GRAPH]

                                          STEIN ROE SMALL
                                           COMPANY GROWTH
                                           FUND, VARIABLE      RUSSELL 2000 GROWTH     S&P SMALL CAP 600
                                           SERIES CLASS A             INDEX                  INDEX            RUSSELL 2000 INDEX
                                          ---------------      -------------------     -----------------      ------------------
12/90                                           10000                  10000                  10000                  10000
                                              11656.3                  10939                11931.3                12119.8
                                              12162.2                12195.9                12681.8                  12973
                                              12005.3                13055.7                12710.9                12940.6
                                              12585.2                12900.3                13211.7                13557.9
                                              12030.2                13523.4                12642.3                12767.4
6/91                                          12684.6                12602.5                13140.4                13215.6
                                              13090.5                13173.4                  13716                13704.6
                                              13132.4                13754.3                13831.2                13811.4
                                              13024.7                  13962                  14318                14176.1
                                              12751.2                14556.8                13675.2                13519.7
                                              13725.4                13796.9                14848.5                14602.6
12/91                                         14030.1                15118.7                  15977                15785.5
                                              14254.6                16305.5                16312.5                16246.4
                                              14047.9                  16480                15857.4                15697.3
                                                13493                15532.4                15218.3                15147.9
                                                13493                14629.9                15393.3                15349.3
                                              12973.5                14597.7                14803.8                14623.3
6/92                                          13072.1                13666.4                15354.5                15132.2
                                              12911.3                14095.5                14916.9                14705.5
                                              13270.3                13552.9                  15342                15045.2
                                              13941.7                  13931                15980.2                15523.6
                                              15160.2                14503.5                17354.5                16711.2
                                              15715.1                15856.7                17972.3                17292.7
12/92                                         16073.4                16291.2                  18454                17877.2
                                              15930.4                16493.2                17928.1                17464.2
                                                16617                15597.6                18612.9                18030.1
                                              16464.1                  16000                17935.4                17536.1
                                              17017.3                15492.8                18898.5                18311.2
                                              17274.2                16422.4                19017.6                18424.7
6/93                                          17509.2                16461.8                19213.5                18678.9
                                              18626.2                16626.4                20227.9                19485.9
                                              19579.9                17422.8                20962.2                20035.4
                                              20153.6                17997.8                21364.7                20550.3
                                                19815                18517.9                20599.8                19874.2
                                              21324.9                17769.8                21345.6                20553.9
12/93                                           21841                18471.7                21849.3                21199.3
                                              21375.8                18963.1                21785.9                21122.9
                                              20204.4                18879.6                20221.7                20007.7
                                              20034.7                17720.4                  20525                20125.7
                                              20321.2                  17747                20118.6                19900.3
                                              19892.4                17349.5                19372.2                19223.7
6/94                                          20361.8                16608.7                19614.4                19538.9
                                              21897.1                16844.5                20950.1                20627.3
                                              21754.8                18080.9                20841.2                20559.2
                                              22146.4                18156.8                20632.8                  20479
                                              21313.7                18349.3                19844.6                19651.7
                                              21580.1                17606.1                20324.8                20180.3
12/94                                         21170.1                18021.6                20038.3                  19926
                                              21286.5                  17654                20863.8                20754.9
                                              21580.3                18469.6                21285.3                21111.9
                                                21522                19008.9                21759.9                21580.6
                                              20964.6                19294.1                22101.6                21951.8
                                              21155.4                19546.8                23312.8                23091.1
6/95                                          22898.6                20893.6                25096.2                24421.2
                                              23205.4                22521.2                25640.8                24926.7
                                              23541.9                22798.2                26294.6                25372.9
                                              22458.9                23267.8                24998.3                24238.7
                                              23411.2                22123.1                25985.7                25256.7
                                              24118.2                23098.7                26414.5                25923.5
12/95                                         24648.8                23611.5                26469.9                  25895
                                              25225.6                23415.5                27338.2                26702.9
                                              26186.7                24483.3                27923.2                27247.6
                                              28061.7                  24968                  29526                28705.4
                                              28771.6                26885.6                30574.2                29836.4
                                              28121.4                28264.8                29375.7                28610.1
6/96                                          26377.9                26427.6                27354.6                26112.4
                                                28343                23200.8                29045.1                27629.6
                                              29967.1                24917.7                30320.2                28709.9
                                              29760.3                26200.9                  30111                28267.8
                                              29864.5                25071.6                31673.8                29432.4
                                              30617.1                25768.6                32044.3                30203.5
12/96                                         30748.7                26271.1                32576.3                30807.6
                                                29651                26927.9                31901.9                30062.1
                                              28384.9                25301.5                30265.4                28643.1
                                              28109.6                23515.2                30637.6                28723.3
                                              30785.6                23242.4                34237.6                31917.3
                                                32802                26735.7                35750.9                33286.6
6/97                                          34671.8                27642.1                37999.6                34834.4
                                              34359.7                29057.3                38957.2                35632.1
                                              35734.1                29929.1                41532.3                38240.4
                                              34451.2                32317.4                39738.1                36561.7
                                              33772.6                30375.1                  39448                  36324
                                              33002.5                29652.2                40244.8                36959.7
12/97                                         32104.9                  29670                39460.1                36375.7
                                              34586.6                29275.4                43054.9                39063.9
                                              35669.1                31860.4                44699.6                40673.3
                                                35448                33195.3                44963.3                  40897
                                              33282.1                33397.8                42580.2                38692.7
                                                30939                30969.8                42699.4                38773.9
6/98                                          29497.3                31285.7                39437.2                35633.2
                                              23205.5                28673.3                31825.8                28713.3
                                              24407.6                22055.5                33773.6                30961.5
                                              24888.4                  24292                35340.7                32224.7
                                              25428.5                  25560                37330.4                33913.3
                                              27292.4                27543.5                  39712                36012.6
12/98                                         27093.2                30036.2                39215.6                36491.5
                                              24608.7                31387.8                35682.3                33535.7
                                              25189.5                28515.8                36142.6                34058.9
                                              26292.8                  29531                38531.6                37110.5
                                              27315.6                32138.5                39467.9                37652.4
                                              28938.1                  32190                41713.7                39354.2
6/99                                            29077                33886.4                41346.6                38275.9
                                                28417                32839.3                39527.3                36859.7
                                              29840.7                31611.1                39693.4                36867.1
                                              30941.8                32221.2                39594.1                37014.6
                                              33667.7                33046.1                  41261                39224.3
                                              40401.3                  36539                44640.3                43664.5
12/99                                         40801.2                42980.9                43256.5                42961.5
                                              52384.7                42581.1                49048.5                50054.5
                                              50158.4                52489.8                47233.7                46755.9
                                              44144.4                46973.1                  46426                43941.2
                                              38855.9                42228.8                45051.8                41379.4
                                              47213.8                38529.6                47714.4                44987.7
6/00                                          43885.2                43507.6                46545.4                43539.1
                                              50959.5                  39779                50669.3                46861.1
                                                48916                43963.7                49291.1                45483.4
                                              43647.8                41778.7                49601.6                43454.8
                                              34407.6                38386.3                44438.1                  38992
                                                38220                31415.3                  49917                  42341
12/00                                                                  33345

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth and Russell 2000 Indexes are unmanaged indexes that track the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. The Standard & Poor's Small Cap 600 Index is an unmanaged index that tracks the performance of small-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B shares (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A shares and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SteinRoe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   ------------
COMMON STOCKS--92.3%
BANKS--3.3%
BANKS
East West Bancorp, Inc. .......    87,500     $  2,182,031
Imperial Bancorp (a)...........    25,600          672,000
Silicon Valley Bancshares
  (a)..........................    20,900          722,356
                                              ------------
                                                 3,576,387
                                              ------------
CAPITAL GOODS--6.9%
AEROSPACE & DEFENSE--0.5%
SBS Technologies, Inc. (a).....    16,200          484,987
                                              ------------
BUILDING PRODUCTS--1.3%
Insituform Technologies, Inc.,
  Class A (a)..................    36,000        1,435,500
                                              ------------
CONSTRUCTION & FARM MACHINERY--0.4%
Astec Industries, Inc. (a).....    35,600          469,475
                                              ------------
ELECTRICAL COMPONENTS & EQUIPMENT--3.6%
Active Power, Inc. (a).........    32,100          704,194
Artesyn Technologies, Inc.
  (a)..........................    34,500          547,688
CTS Corp. .....................    13,600          495,550
Electro Scientific Industries,
  Inc. (a).....................    38,900        1,089,200
Power-One, Inc. (a)............    29,000        1,140,062
                                              ------------
                                                 3,976,694
                                              ------------
INDUSTRIAL MACHINERY--1.1%
AptarGroup, Inc. ..............    25,700          754,937
Valence Technology, Inc. (a)...    48,900          455,381
                                              ------------
                                                 1,210,318
                                              ------------
COMMERCIAL SERVICES & SUPPLIES--1.7%
DATA PROCESSING SERVICES--0.6%
The BISYS Group, Inc. (a)......    13,300          693,262
                                              ------------
DIVERSIFIED COMMERCIAL SERVICES--0.8%
ProsoftTraining.com (a)........    74,200          899,675
                                              ------------
ENVIRONMENTAL SERVICES--0.3%
Tetra Tech, Inc. (a)...........    10,000          318,750
                                              ------------
CONSUMER DURABLES & APPAREL--0.8%
APPAREL & ACCESSORIES--0.6%
Columbia Sportswear Company
  (a)..........................    13,500          671,625
                                              ------------
PHOTOGRAPHIC EQUIPMENT--0.2%
Concord Camera Corp. (a).......    11,000          181,500
                                              ------------
DIVERSIFIED FINANCIAL SERVICES--2.6%
DIVERSIFIED FINANCIAL SERVICES
London Pacific Group Ltd.
  ADR..........................    40,800          308,550
Nasdaq-100 Trust (a)...........    30,000        1,751,250
NCO Group, Inc. (a)............    25,500          774,562
                                              ------------
                                                 2,834,362
                                              ------------

                                  SHARES         VALUE
                                -----------   ------------
DIVERSIFIED TELECOM SERVICES--0.7%
INTEGRATED TELECOM SERVICES
ITC DeltaCom, Inc. (a).........   126,400     $    681,375
RateXchange Corp.(a)(b)........    25,000           54,688
                                              ------------
                                                   736,063
                                              ------------
ENERGY--11.9%
INTEGRATED OIL & GAS--0.2%
Spinnaker Exploration Co.
  (a)..........................     5,300          225,250
                                              ------------
OIL & GAS DRILLING--3.0%
Pride Petroleum International,
  Inc. (a).....................    20,000          492,500
UTI Energy Corp. (a)...........    84,600        2,781,225
                                              ------------
                                                 3,273,725
                                              ------------
OIL & GAS EQUIPMENT & SERVICES--2.0%
Cal Dive International, Inc.
  (a)..........................    82,000        2,183,250
                                              ------------
OIL & GAS EXPLORATION & PRODUCTS--6.7%
Louis Dreyfus Natural Gas Corp.
  (a)..........................    54,200        2,483,037
Pogo Producing Co..............   100,000        3,112,500
Syntroleum Corp. (a)...........    19,600          333,200
Triton Energy Corp. (a)........    47,600        1,428,000
                                              ------------
                                                 7,356,737
                                              ------------
FOOD, BEVERAGES & TOBACCO--2.4%
AGRICULTURAL PRODUCTS--0.2%
Eden Bioscience Corp. (a)......     6,900          206,569
                                              ------------
DISTILLERS & VINTNERS--2.2%
Constellation Brands, Inc.,
  Class A (a)..................    42,400        2,491,000
                                              ------------
HEALTH CARE--2.9%
HEALTH CARE DISTRIBUTORS & SERVICES--0.7%
Bindley Western Industries,
  Inc..........................    17,700          735,656
                                              ------------
HEALTH CARE EQUIPMENT--1.7%
Aspect Medical Systems, Inc.
  (a)..........................    23,100          199,238
Closure Medical Corp. (a)......    19,100          687,600
Curon Medical, Inc. (a)........    27,200          109,225
Novoste Corp. (a)..............    16,100          442,750
Physiometrix, Inc. (a).........    28,700          457,406
                                              ------------
                                                 1,896,219
                                              ------------
HEALTH CARE FACILITIES--0.5%
Province Healthcare Co. (a)....    15,300          602,437
                                              ------------
HOTELS, RESTAURANTS & LEISURE--2.7%
CASINOS & GAMING--1.1%
Station Casinos, Inc. (a)......    78,900        1,178,569
                                              ------------
RESTAURANTS--1.6%
CEC Entertainment Inc. (a).....    51,400        1,754,025
                                              ------------
MEDIA--1.5%
ADVERTISING--0.8%
Catalina Marketing Corp. (a)...    22,800          887,775
                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
SteinRoe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   ------------
BROADCASTING & CABLE--0.7%
Radio One, Inc. (a)............    65,900     $    724,900
                                              ------------
METALS & MINING--2.1%
PRECIOUS METALS & MINERALS--1.3%
Stillwater Mining Co. (a)......    35,300        1,389,055
                                              ------------
STEEL--0.8%
The Shaw Group, Inc. (a).......    18,700          935,000
                                              ------------
PHARMACEUTICALS & BIOTECHNOLOGY--11.8%
BIOTECHNOLOGY--8.1%
Aurora Biosciences Corp. (a)...    16,500          518,719
CIMA Labs, Inc. (a)............     6,300          409,894
COR Therapeutics, Inc. (a).....    14,400          506,700
Cubist Pharmaceuticals, Inc.
  (a)..........................     8,300          240,700
Celgene Corp. (a)..............     9,800          318,500
Enzon, Inc., (a)...............    36,200        2,246,662
Intermune Pharmaceuticals, Inc.
  (a)..........................    20,700          923,737
Large Scale Biology Corp.
  (a)..........................    22,700          215,650
NeoPharm, Inc. (a).............    23,600          893,850
Noven Pharmaceuticals, Inc.
  (a)..........................     3,800          142,025
Sangamo BioSciences, Inc.
  (a)..........................   112,900        2,201,550
Vical, Inc. (a)................    18,400          340,400
                                              ------------
                                                 8,958,387
                                              ------------
PHARMACEUTICALS--3.7%
Alpharma, Inc., Class A........    13,300          583,538
DUSA Pharmaceuticals, Inc.
  (a)..........................    56,100          943,181
Medicis Pharmaceutical Corp.,
  Class A (a)..................    21,100        1,247,538
Pharmacopeia, Inc. (a).........    56,700        1,236,769
                                              ------------
                                                 4,011,026
                                              ------------
RETAILING--5.3%
APPAREL RETAIL--1.5%
Chico's FAS, Inc. (a)..........    29,600          617,900
Genesco, Inc. (a)..............    43,300        1,058,144
                                              ------------
                                                 1,676,044
                                              ------------
CATALOG RETAIL--2.1%
Coldwater Creek, Inc. (a)......    72,700        2,258,244
                                              ------------
COMPUTER & ELECTRONICS RETAIL--0.2%
Tweeter Home Entertainment
  Group, Inc. (a)..............    15,200          185,250
                                              ------------
GENERAL MERCHANDISE STORES--0.4%
99 Cents Only Stores (a).......    17,733          485,441
                                              ------------
SPECIALTY STORES--1.1%
Rent-A-Center, Inc. (a)........    18,800          648,600
Zale Corp. (a).................    21,000          610,312
                                              ------------
                                                 1,258,912
                                              ------------
SOFTWARE & SERVICES--16.9%
APPLICATIONS SOFTWARE--5.2%
Actuate Corp. (a)..............    80,500        1,539,563

                                  SHARES         VALUE
                                -----------   ------------
Aspen Technologies, Inc. (a)...    72,800     $  2,420,600
Bluestone Software, Inc. (a)...    25,600          387,200
Mercury Interactive Corp.
  (a)..........................    10,300          929,575
Vastera, Inc. (a)..............    24,300          388,800
                                              ------------
                                                 5,665,738
                                              ------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.5%
Cognizant Technology Solutions
  Corp. (a)....................    25,000          907,812
ESpeed, Inc. Class A (a).......    23,700          371,794
The Titan Corp. (a)............    25,600          416,000
                                              ------------
                                                 1,695,606
                                              ------------
INTERNET SOFTWARE & SERVICES--7.8%
Allscripts, Inc. (a)...........    21,900          204,628
Avocent Corp. (a)..............    20,500          553,500
Blue Martini Software, Inc.
  (a)..........................    10,200          135,150
CacheFlow, Inc. (a)............    39,900          680,794
ClickAction, Inc. (a)..........    20,000          110,000
Commtouch Software Ltd. (a)....    59,100          229,013
Critical Path, Inc. (a)........    48,900        1,503,675
eBenX, Inc. (a)................   102,000          688,500
Matrix One (a).................   167,000        3,037,312
net.Genesis Corp. (a)..........    26,000           84,500
Netegrity, Inc. (a)............     5,700          309,938
SonicWall, Inc. (a)............    60,800          988,000
                                              ------------
                                                 8,525,010
                                              ------------
SYSTEMS SOFTWARE--2.4%
Overland Data, Inc. (a)........    72,000          571,500
Precise Software Solutions Ltd.
  (a)..........................    60,500        1,497,375
Wind River Systems, Inc. (a)...    16,800          573,300
                                              ------------
                                                 2,642,175
                                              ------------
TECHNOLOGY HARDWARE & EQUIPMENT--14.1%
COMPUTER STORAGE & PERIPHERALS--0.1%
Mobility Electronics, Inc.
  (a)..........................    52,000          126,750
                                              ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.8%
ACT Manufacturing, Inc. (a)....    38,600          607,950
DDi Corp. (a)..................    16,600          452,350
DSP Group, Inc. (a)............    17,600          370,425
Newport Corp. .................     3,600          282,994
Orbotech, Ltd. (a).............    22,275          831,136
SIPEX Corp. (a)................    68,500        1,639,719
                                              ------------
                                                 4,184,574
                                              ------------
NETWORKING EQUIPMENT--2.2%
Computer Network Technology
  Corp. .......................    58,500        1,685,531
Inrange Technologies Corp. ....    17,800          301,488
MRV Communications, Inc. ......    30,900          413,288
                                              ------------
                                                 2,400,307
                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
SteinRoe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                                -----------   ------------
SEMICONDUCTOR EQUIPMENT--2.7%
GSI Lumonics, Inc. (a).........    80,800     $    646,400
Photon Dynamics, Inc. (a)......    50,400        1,134,000
Therma-Wave, Inc. (a)..........    31,600          442,400
Varian Semiconductor Equipment
  Associates, Inc. (a).........    32,600          774,250
                                              ------------
                                                 2,997,050
                                              ------------
SEMICONDUCTORS--3.8%
C-Cube Microsystems, Inc.
  (a)..........................    16,500          203,156
Elantec Semiconductor, Inc.
  (a)..........................    12,000          333,000
Exar Corp. (a).................    34,200        1,059,666
IXYS Corp. (a).................    52,600          769,275
Micrel, Inc. (a)...............    16,400          552,475
Optical Communication Products,
  Inc. (a).....................    49,400          555,750
Pericom Semiconductor Corp.
  (a)..........................    40,000          740,000
                                              ------------
                                                 4,213,322
                                              ------------
TELECOMMUNICATIONS EQUIPMENT--1.5%
Finisar Corp. (a)..............    43,100        1,249,900
Sonus Networks, Inc. (a).......    15,000          378,750
                                              ------------
                                                 1,628,650
                                              ------------
TRANSPORTATION--3.7%
AIR FREIGHT & COURIERS--0.3%
Forward Air Corp. (a)..........     8,600          320,887
                                              ------------
AIRLINES--2.2%
Atlantic Coast Airlines
  Holdings, Inc. (a)...........    21,800          891,075
SkyWest, Inc. .................    51,000        1,466,250
                                              ------------
                                                 2,357,325
                                              ------------
MARINE--0.6%
OMI Corp. (a)..................   100,000          643,750
                                              ------------

                                  SHARES         VALUE
                                -----------   ------------
TRUCKING--0.6%
US Freightways Corp. ..........    23,100     $    694,805
                                              ------------
UTILITIES--1.0%
ELECTRIC UTILITIES
Orion Power Holdings, Inc.
  (a)..........................    46,800        1,152,450
                                              ------------
TOTAL COMMON STOCKS
  (cost of $116,381,523) (c)...                101,410,468
                                              ------------
WARRANT--0.0%
RateXchange Corp. (a)
  (cost of $0).................    12,500               (e)

                                   PAR
                               -----------
SHORT-TERM OBLIGATIONS--9.8%
Countrywide Home Loans, 6.600%
  1/2/01 (d).................. $5,370,000       5,369,016
UBS Finance Corp., 6.500%
  1/2/01 (d)..................  5,375,000       5,374,030
                                             ------------
                                               10,743,046
                                             ------------
OTHER ASSETS & LIABILITIES, NET--(2.1)%...     (2,296,773)
                                             ------------
NET ASSETS--100.0%........................   $109,856,741
                                             ------------

NOTES TO FINANCIAL PORTFOLIO:
(a) Non-income producing.
(b) This is a restricted security which was acquired on March 15, 2000 at a cost of $300,000. This security represents 0.0% of the Fund's net assets as of December 31, 2000.
(c) Cost for federal income tax purposes is $116,455,299.
(d) The interest rate is the effective rate at the date of purchase.
(e) Amount rounds to less than $1.

ACRONYM                                   NAME
-------                                   ----
  ADR                          American Depositary Receipt

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
SteinRoe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (cost $116,381,523)............  $101,410,468
Short-term obligations......................................    10,743,046
Cash........................................................         1,346
Receivables:
  Investments sold..........................................     1,249,296
  Fund shares sold..........................................        63,494
  Dividends and interest....................................         3,620
Other assets................................................        29,617
                                                              ------------
     TOTAL ASSETS...........................................   113,500,887
                                                              ------------
LIABILITIES:
Payables:
  Investments purchased.....................................     2,630,383
  Fund shares repurchased...................................       910,715
Accrued expenses:
  Management fees...........................................        48,171
  Administration fees.......................................        14,451
  Bookkeeping fees..........................................         2,295
  Transfer Agent fees.......................................           415
Other expenses..............................................        37,716
                                                              ------------
     TOTAL LIABILITIES......................................     3,644,146
                                                              ------------
NET ASSETS..................................................  $109,856,741
                                                              ============
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................  $ 84,131,451
  Accumulated net realized gain on investments..............    40,696,345
  Net unrealized depreciation on investments................   (14,971,055)
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST.......................................  $109,856,741
                                                              ============
NET ASSETS APPLICABLE TO CLASS A SHARES.....................  $109,855,754
                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS A..........     5,757,063
                                                              ============
NET ASSET VALUE PER SHARE--CLASS A..........................        $19.08
                                                              ============
NET ASSETS APPLICABLE TO CLASS B SHARES.....................          $987
                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING--CLASS B..........            52
                                                              ============
NET ASSET VALUE PER SHARE--CLASS B..........................        $19.05
                                                              ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $    111,570
Interest....................................................       573,740
                                                              ------------
     Total investment income................................       685,310
                                                              ------------
EXPENSES:
  Management fee............................................       697,628
  Administration fee........................................       209,289
  Distribution fee--Class B.................................             2
  Bookkeeping fee...........................................        27,303
  Transfer Agent fee........................................         7,500
  Audit fee.................................................        18,642
  Reports to Shareholders...................................        22,204
  Trustees' expense.........................................        13,684
  Custodian fee.............................................        13,696
  Legal fee.................................................         2,827
  Miscellaneous expense.....................................         9,733
                                                              ------------
     Total expenses.........................................     1,022,508
                                                              ------------
Less:
  Custodian earnings credits................................        (6,501)
                                                              ------------
Net expenses................................................     1,016,007
                                                              ------------
Net investment loss.........................................      (330,697)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................    53,081,961
  Net change in net unrealized appreciation/depreciation on
     investments............................................   (56,072,572)
                                                              ------------
Net increase in net assets resulting from operations........  $ (3,321,308)
                                                              ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series
--------------------------------------------------------------------------------

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                 2000*            1999
                                                              ------------    ------------
OPERATIONS:
  Net investment loss.......................................  $   (330,697)   $   (251,550)
  Net realized gain on investments..........................    53,081,961      18,757,777
  Net change in unrealized appreciation/depreciation on
     investments............................................   (56,072,572)     27,154,393
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (3,321,308)     45,660,620
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold--Class A...................    56,264,917       9,740,636
  Cost of fund shares repurchased--Class A..................   (82,937,021)    (47,481,249)
                                                              ------------    ------------
                                                               (26,672,104)    (37,740,613)
  Proceeds from fund shares sold--Class B...................         1,000              --
                                                              ------------    ------------
Net decrease in net assets resulting from fund share
  transactions..............................................   (26,671,104)    (37,740,613)
                                                              ------------    ------------
Total increase (decrease) in net assets.....................   (29,992,412)      7,920,007
NET ASSETS:
  Beginning of year.........................................   139,849,153     131,929,146
                                                              ------------    ------------
  End of year...............................................  $109,856,741     139,849,153
                                                              ------------    ------------
Accumulated net investment loss included in ending net
  assets....................................................  $         --    $         --
                                                              ------------    ------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold--Class A......................................     2,528,225         665,991
  Shares repurchased--Class A...............................    (3,706,452)     (3,418,708)
  Distributions reinvested--Class A.........................            --              --
                                                              ------------    ------------
                                                                (1,178,227)     (2,752,717)
  Shares sold--Class B......................................            52              --

* Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Small Company Growth Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing at least 65% of its assets in common stocks of small-cap companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Class represents an equal proportionate beneficial interest in the Class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the investment advisor to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Benefit Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") provides investment management and administrative services to the Fund pursuant to its Management Agreement with the Trust. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.50% and 0.15% annually of the Fund's average daily net assets for management and administrative fees, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--The Transfer Agent, an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--Effective June 1, 2000, the Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.80% of average net assets through April 30, 2001.

For the year ended December 31, 2000, the Fund's operating expenses, as defined above, did not exceed the 0.80% limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the year ended December 31, 2000, purchases and sales of investments, other than short term obligations, were $199,388,451 and $226,800,063, respectively.

Unrealized appreciation (depreciation) at December 31, 2000 based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation    $ 15,136,819
Gross unrealized depreciation     (30,181,650)
                                 ------------
  Net unrealized depreciation    $(15,044,831)
                                 ============

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2000, the Fund used Alphatrade Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Manager, as a broker. Total commissions paid to Alphatrade Inc. during the period were $630.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series--Class A Shares
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------
                                                      2000        1999          1998        1997        1996
                                                    --------    --------      --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................  $  20.16    $  13.62      $  18.00    $  20.73    $  16.33
                                                    --------    --------      --------    --------    --------
Net investment income (loss) (a)..................     (0.05)      (0.03)        (0.04)       0.01        0.04
Net realized and unrealized gain (loss) on
  investments.....................................     (1.03)       6.57         (2.77)       1.25        4.36
                                                    --------    --------      --------    --------    --------
Total from investment operations..................     (1.08)       6.54         (2.81)       1.26        4.40
                                                    --------    --------      --------    --------    --------
Less distributions:
  From net investment income......................        --          --            --       (0.03)         --
  From net realized gains on
     investments..................................        --          --         (1.57)      (3.96)         --
                                                    --------    --------      --------    --------    --------
Total distributions...............................        --          --         (1.57)      (3.99)         --
                                                    --------    --------      --------    --------    --------
Net asset value, end of year......................  $  19.08    $  20.16      $  13.62    $  18.00    $  20.73
                                                    ========    ========      ========    ========    ========
TOTAL RETURN:
Total investment return (b)(c)....................     (5.36)%     48.02%       (17.30)%      7.81%      26.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...................  $109,856    $139.849      $131,929    $200,590    $196,216
Ratio of expenses to average net assets (d).......      0.73%       0.72%(e)      0.75%       0.73%       0.75%
Ratio of net investment income (loss) to average
  net assets (d)..................................     (0.24)%     (0.27)%(e)    (0.22)%      0.04%       0.20%
Portfolio turnover ratio..........................       155%        110%          103%         93%        100%

 (a) Per share data was calculated using average shares outstanding during the period.
 (b) Total return at net asset value assuming all distributions reinvested.
 (c) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
 (e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

--------------------------------------------------------------------------------
2000 FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2000, the Fund earned $17,594,914 of long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust: Stein Roe Small Company Growth Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                2000***
                                                              ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $19.39
                                                                 ------
Net investment loss (a).....................................      (0.06)
Net realized and unrealized gains (loss) on investments.....      (0.28)
                                                                 ------
Total from investment operations............................      (0.34)
                                                                 ------
Net asset value, end of period..............................     $19.05
                                                                 ======
TOTAL RETURN:
Total investment return (b)(c)..............................      (1.75)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................     $    1
Ratio of expenses to average net assets (d).................       1.00%*
Ratio of net investment loss to average net assets (d)......      (0.49)%*
Portfolio turnover ratio....................................        155%**

   * Annualized
  ** Not Annualized
 *** Class B Shares were initially offered on June 1, 2000.
 (a) Per share data was calculated using average shares outstanding during the period.
 (b) Total return at net asset value assuming all distributions reinvested.
 (c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
2000 FEDERAL TAX INFORMATION (UNAUDITED)
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE FUND EARNED $17,594,914 OF LONG-TERM CAPITAL GAINS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Stein Roe Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Small Company Growth Fund, Variable Series (the "Fund"), formerly Stein Roe Special Venture Fund, Variable Series, (a series of SteinRoe Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust: Stein Roe Money Market Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

   Stein Roe Money Market Fund, Variable Series, seeks maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasuries, commercial paper, bankers acceptances and certificates of deposit.

   Jane M. Naeseth, senior vice president of Stein Roe & Farnham Inc., is portfolio manager of Stein Roe Money Market Fund, Variable Series.

  The Fund performed well, delivering a total return of 6.05% during the 12 months ended December 31, 2000.

YIELDS GENERALLY DECLINED

  The most important factor affecting the performance of money market securities continues to be the Federal Reserve (the Fed). Interest rate increases in the first part of the year increased the income paid by money market securities. Although the Fed opted to leave the federal funds target rate at 6.5% for the last six months of the period, the market's expectations of how the Fed would behave going forward changed significantly. Investors became convinced that, faced with steadily mounting proof of an economic slowdown, the Fed would eventually lower interest rates. In anticipation of this, yields in the short-term market began to decline last summer. Yields for money market instruments with longer maturities, that is, those that mature in six months to a year, declined the most.

EMPHASIS ON SHORT MATURITIES

  We chose to keep the weighted average maturity of the Fund consistently short (approximately 26 days) while the market adjusted. As the short-term yield curve inverted in the first half of the period, it was possible to garner as much or more yield at the short end of the money market spectrum, and we assumed less interest-rate risk. When all was said and done, we made only minor modifications, decreasing holdings in commercial paper (from 95.2% to 92.1% of net assets) and maintaining our holdings in letter of credit commercial paper at 3.3%.

LOOKING AHEAD

  Shortly after the end of the period, the Fed reduced interest rates by 0.50%. We believe that the continued slide in the economic indicators will lead to additional cuts, perhaps as much as 1.0% by mid-2001. However, we will maintain a cautious approach until we have a clearer idea of how quickly the Fed may move.

  An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings are disclosed as a percentage of net assets as of December 31, 2000, except where otherwise noted, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
SteinRoe Variable Investment Trust: Stein Roe Money Market Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
Inception date                                              1/1/89
One year total return                                           6.05%
Net Asset Value per share 12/31/00                             $1.00
Net Asset Value per share 12/31/99                              1.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SteinRoe Variable Investment Trust: Stein Roe Money Market Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

                                               AMORTIZED
                                   PAR            COST
                               ------------   ------------
COMMERCIAL PAPER--92.1%
Asset Securitization Corp.,
  6.680% 1/17/01 (a)..........  $7,000,000    $  6,979,622
Baxter International, 6.950%
  1/16/01.....................   7,053,000       7,032,723
Cardinal Health, 6.500%
  2/14/01 (a).................   7,000,000       6,944,988
Centric Capital, 6.710% 1/8/01
  (a).........................   7,000,000       6,990,908
Ciesco LP, 6.630% 1/10/01.....   7,000,000       6,988,573
Coca-Cola Enterprises, 6.530%
  2/14/01 (a).................   7,000,000       6,944,731
Corp Andina De Fomento Loc.,
  Barclays Bank PLC., 6.690%
  2/6/01......................   7,000,000       6,953,800
Countrywide Home Loans, 6.650%
  1/11/01.....................   7,000,000       6,987,128
Daimler Chrysler, 6.630%
  1/31/01.....................   4,700,000       4,674,542
Eaton Corp., 6.770% 1/8/01
  (a).........................   5,000,000       4,993,438
Electronic Data Systems,
  6.510% 1/2/01 (a)...........   7,000,000       6,998,736
Enterprise Funding, 6.630%
  1/8/01 (a)..................   7,000,000       6,991,030
Falcon Asset Securitization,
  6.450% 3/14/01 (a)..........   7,000,000       6,911,100
Fortune Brands, 6.620% 2/14/01
  (a).........................   4,000,000       3,968,222
Gannett Co., 6.600% 1/16/01
  (a).........................   7,000,000       6,980,896
Goldman Sachs Group Inc.,
  6.830% 1/16/01..............   7,000,000       6,980,750
Harley-Davidson Funding,
  6.640% 2/26/01 (a)..........   5,000,000       4,949,211
National Rural Utilities,
  6.670% 2/15/01..............   7,000,000       6,943,300
Northern Indiana Public
  Service, 6.770% 1/18/01.....   7,000,000       6,977,853
Old Line Funding, 6.640%
  1/22/01 (a).................   8,740,000       8,706,351

                                               AMORTIZED
                                   PAR            COST
                               ------------   ------------
Phillip Morris Co., 6.680%
  1/30/01.....................  $7,000,000    $  6,962,783
Preferred Receivables Funding,
  6.540% 2/13/01 (a)..........   7,000,000       6,945,904
Quebec (Province of), 6.590%
  1/5/01......................   7,000,000       6,994,905
Receivables Capital, 6.690%
  1/16/01 (a).................   7,000,000       6,980,603
Special Purpose Accounts
  Receivable, 6.770% 2/8/01
  (a).........................   7,000,000       7,000,000
Superior Funding, 6.610%
  3/6/01 (a)..................   7,000,000       6,919,111
Thames Asset Global, 6.700%
  1/16/01 (a).................   7,000,000       6,980,633
UBS Finance Corp. Discount
  Note, 6.510% 1/2/01.........   7,955,000       7,953,564
Windmill Funding, 6.730%
  1/3/01 (a)..................   7,000,000       6,997,391
                                              ------------
TOTAL COMMERCIAL PAPER
  (cost of $195,632,796) (b)...............    195,632,796
                                              ------------
OTHER ASSETS & LIABILITIES, NET--7.9%......     16,684,386
                                              ------------
NET ASSETS--100%...........................   $212,317,182
                                              ------------

NOTES TO INVESTMENT PORTFOLIO:

(a) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 30, 2000, the aggregate amortized cost of the Fund's private placement securities was $120,182,875 which represented 56.6% of net assets. None of these securities were deemed illiquid.

(b) Cost for federal income tax purposes is the same.

    The interest rates listed above reflect the effective rate at the date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
SteinRoe Variable Investment Trust: Stein Roe Money Market Fund, Variable
Series / December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at amortized cost..............................    $195,632,796
Cash........................................................           3,894
Receivables:
  Interest..................................................          28,015
  Fund shares sold..........................................      16,817,089
Other assets................................................           9,431
                                                                ------------
     TOTAL ASSETS...........................................     212,491,225
                                                                ------------
LIABILITIES:
Payables:
  Fund shares repurchased...................................          70,262
Accrued liabilities:
  Management fee............................................          62,614
  Administration fee........................................          26,835
Other liabilities...........................................          14,332
                                                                ------------
     TOTAL LIABILITIES......................................         174,043
                                                                ------------
NET ASSETS..................................................    $212,317,182
                                                                ============
NET ASSETS REPRESENTED BY:
  Paid-in capital...........................................    $212,317,182
                                                                ============
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF
  BENEFICIAL INTEREST:......................................    $212,317,182
                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING...................     212,321,386
                                                                ============
NET ASSET VALUE PER SHARE...................................           $1.00
                                                                       =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest income.............................................    $11,518,302
                                                                -----------
EXPENSES:
  Management fee............................................        626,629
  Administration fee........................................        268,555
  Bookeeping fee............................................         28,291
  Audit fee.................................................         15,606
  Printing expense..........................................         26,586
  Trustees' expense.........................................         13,062
  Custodian fee.............................................         11,970
  Legal fee.................................................          2,298
  Transfer Agent fee........................................          7,500
  Miscellaneous expense.....................................          4,097
                                                                -----------
     Total expenses.........................................      1,004,594
                                                                -----------
Less:
  Custodian earnings credits................................         (3,720)
                                                                -----------
Net expenses................................................      1,000,874
                                                                -----------
Net investment income.......................................     10,517,428
                                                                -----------
Net increase in net assets resulting from operations........    $10,517,428
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust: Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2000             1999
                                                              -------------    ------------
OPERATIONS:
  Net investment income.....................................  $  10,517,428    $  6,374,061
                                                              -------------    ------------
Net increase in net assets resulting from operations........     10,517,428       6,374,061
                                                              -------------    ------------
DISTRIBUTIONS DECLARED:
  From net investment income................................    (10,517,428)     (6,374,061)
                                                              -------------    ------------
FUND SHARE TRANSACTIONS:
  Proceeds from fund shares sold............................    626,991,537     159,716,698
  Cost of fund shares repurchased...........................   (595,731,078)    (96,891,584)
  Distributions reinvested..................................     10,517,428       6,374,061
                                                              -------------    ------------
Net increase in net assets resulting from fund share
  transactions..............................................     41,777,887      69,199,175
                                                              -------------    ------------
Total increase in net assets................................     41,777,887      69,199,175
NET ASSETS:
  Beginning of period.......................................    170,539,295     101,340,120
                                                              -------------    ------------
  End of period.............................................  $ 212,317,182    $170,539,295
                                                              =============    ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Shares sold...............................................    626,991,537     159,716,698
  Shares repurchased........................................   (595,729,400)    (96,891,584)
  Distributions reinvested..................................     10,517,428       6,374,061
                                                              -------------    ------------
                                                                 41,779,565      69,199,175
                                                              =============    ============

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Money Market Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust, (the "Trust") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income consistent with capital preservation and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the investment advisor to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager"), provides investment management and administrative services to the Fund pursuant to its Management Agreement with the Trust. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Fund Services, Inc. (the "Transfer Agent"), provides transfer agency services to the Trust. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust. The Manager, the Transfer Agent, LFD, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 2000, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 71% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--The Fund values securities utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares income dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.35% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--The Transfer Agent, provides shareholder services for an annual rate of $7,500.

  EXPENSE LIMITS--The Manager has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage and extraordinary expenses of the Fund in excess of 0.65% of average net assets through April 30, 2001.

  For the year ended December 31, 2000, the Fund's operating expenses as defined above, did not exceed the 0.65% limit.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of the Manager.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust: Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------
                                                       2000        1999         1998        1997        1996
                                                     --------    --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................  $  1.000    $  1.000     $  1.000     $ 1.000     $ 1.000
                                                     --------    --------     --------     -------     -------
Net investment income (a)..........................     0.059       0.047        0.050       0.050       0.049
                                                     --------    --------     --------     -------     -------
Less distributions:
  From net investment income.......................    (0.059)     (0.047)      (0.050)     (0.050)     (0.049)
                                                     --------    --------     --------     -------     -------
Net asset value, end of year.......................  $  1.000    $  1.000     $  1.000     $ 1.000     $ 1.000
                                                     ========    ========     ========     =======     =======
TOTAL RETURN:
Total investment return (b)(c).....................      6.05%       4.79%        5.17%       5.18%       5.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)....................  $212,317    $170,539     $101,340     $67,137     $65,461
Ratio of expenses to average net assets (d)........      0.56%       0.52%(e)     0.62%       0.65%       0.65%
Ratio of net investment income to average net
  assets (d).......................................      5.90%       4.75%(e)     4.99%       5.05%       4.90%

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Total return figures did not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

 (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (e) During the year ended December 31, 1999 the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above, reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Stein Roe Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Money Market Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

                       STEINROE VARIABLE INVESTMENT TRUST

                      INVESTMENT MANAGER AND ADMINISTRATOR
                        Stein Roe & Farnham Incorporated
                             One South Wacker Drive
                               Chicago, IL 60606

                                 TRANSFER AGENT
                          Liberty Funds Services, Inc.
                                 P.O. Box 1722
                                Boston, MA 02105

                                   CUSTODIAN
                       State Street Bank & Trust Company
                                  P.O. Box 366
                                Boston, MA 02101

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

                                 LEGAL COUNSEL
                             Bell, Boyd & Lloyd LLC
                           Three First National Plaza
                             70 West Madison Street
                               Chicago, IL 60602

                                  THE TRUSTEES
                               Douglas A. Hacker
                              Janet Langford Kelly
                               Charles R. Nelson
                               Joseph R. Palambo
                               Thomas C. Theobald

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                                      259

                    Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL ICON]
          SQUIRREL CHATTER:
          THE BUBBLE POPPED

A year ago in our annual report, I made an unpopular prediction amid investors' love affair with technology stocks: "Many of the new Internet companies will suffer the biggest massacre of naifs since the Children's Crusade." The forecast was correct. Technology charts went vertical in early 2000 as IPO salesmen and day traders watched, hoping to keep living in their hand-to-mouse fashion. But the sector then spun downward and crashed.


ENERGY IN THE '80s

The Internet stocks were a spectacular example of a market mania followed by a debacle. While this latest cycle was dramatic, it was not unique. In 1980, the #1 growth stock was oil-service company Schlumberger. From 1968 to 1980, energy stocks went from 14% to 27% of the S&P 500. During the period, every portfolio manager was an amateur geologist, with a four-color map of the Overthrust Belt pinned to his wall. Private investors lined up to buy tax-shelter drilling partnerships from good ol' Billy Bob in San Antonio because we all knew that crude oil would be $100 per barrel in 2000.

S&P SECTOR
WEIGHT:             1968   1980    1992   1999      2000
ENERGY               14%    27%     10%     5%        6%
TECHNOLOGY            7%    10%      7%    30%       22%

Source: Tom Galvin, "Inside the Index," Credit Suisse First Boston.

This seemed like a good idea since oil and gas was a giant, profitable, necessary industry. Energy consumption increased steadily between 1980 and 2000. However, crude oil prices did not go up as hoped; oil stocks were a bad idea for the next 20 years. By 1999, energy stocks dropped from 27% of the S&P 500 to a measly 5%.

In comparison, technology stocks, only 7% of the S&P 500 in 1992, had a terrific run, peaking at 30% of the S&P in 1999. Private investors lined up to buy venture capital partnerships from Yoshi and Deepak in Sunnyvale because we all knew that everyone would spend $100 per day on the Internet in 2020. Are technology stocks going back down from 30% to 10% of the S&P 500? We don't know but this example suggests that may be a likely outcome.

HONEYFUGLING

Technology mania caused many to turn a blind eye to Old Economy issues including the amount of energy required to keep all this technology up and running. The good citizens of California have enjoyed enormous growth in population as New Economy companies grew in the Silicon Valley. They also kept their environment in good condition by stopping construction of smelly, ugly industrial facilities such as refineries and electrical generating plants. The Greens started with the anti-growth acronym NIMBY ("Not in my back yard") but have now raised the level to BANANA ("Build absolutely nothing anywhere near anybody!"). Total victory. No new large utility plants have been built in California for 12 years while electric consumption has increased by over 28% during this same period.

"Suddenly" we have a shortage of electricity in California, with blackouts, soaring prices, nearly bankrupt utilities, and embarrassed regulators and politicians. Who could not have predicted that if you increase demand without increasing supply that would lead to a bust? California is now wallowing in the worst regulatory mess in recent history as long-term, fixed price sales contracts are leaving suppliers short as they are forced to buy fuel in a more expensive energy market.

But even utility goof-ups are nothing new. Electric utilities began in the 1900-1910 era, and took off in the 1920s. Utility stocks were a good idea; demand was soaring as households bought electric lights, irons and laundry machines; stores and theaters put in elevators and air conditioners; and factories switched to electric motors from shaft-and-belt power systems. Electric power consumption grew at 7% per year from 1910 to 1970, new generating technology allowed steady price reductions, and utilities were great stable growth companies. How could utility investors miss?

One word converted a good idea into a bad one: leverage. Insull Utility Investments, United Corporation and Standard Gas and Electric built complex holding companies with very high debt loads, a precedent for Long Term Capital Management in 1998.

                    Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------

When depression struck in 1930, the local utility companies still produced and sold electricity, but not enough to keep paying dividends(1) on their stock. That meant no cash went to the holding companies, so the holding companies went broke.

The writings of the 1920s and '30s showed a general distrust for this thing called leverage:

         "A further serious defect of overdeveloped holding company organization is the temptation afforded to prestidigitation, double shuffling, honeyfugling, hornswoggling, and skullduggery ... all sorts of nefarious dealings."(2)

Congress passed the Utility Holding Company Act of 1935 to prevent anybody from trying such foolishness again.


WHAT NOW?

Internet stocks collapsed in 2000. That doesn't mean that technological change has stopped. It does mean that technology stocks are going to be valued by the same rules as the rest of the market. What this demystification of technology means to us is that a balanced approach to investing -- one that includes exposure to many different areas of the market -- continues to make the most sense. Additionally, two very positive economic changes are in the pipeline: 1) Bush's proposed tax cut may help the economy and the stock market; 2) Financial Accounting Standards Board (FASB) amortization rules are likely to change, which may make corporate acquisitions even more popular.(3)


1 A "dividend" was some sort of payment companies mailed to their shareholders in the olden days. Nobody remembers why they did that. Today, companies only send money to shareholders as a result of a class action suit.

2 Ripley, William Z., Main Street and Wall Street, Little Brown, Boston, 1927. HONEYFUGLE: To dupe, deceive or swindle (OED).

3 Goodwill won't have to be amortized. Some have dubbed the FASB rule change, "The Investment Banker Relief Act of 2001."

                    Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------


[SQUIRREL ICON]
       FUNDS AT A GLANCE

--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP
RESULTS TO DECEMBER 31, 2000

                                         4th        Last 12
                                        quarter     months
WANGER U.S. SMALL CAP                    2.72%      -8.16%
Russell 2000                            -6.91%      -3.02%
S&P MidCap 400                          -3.85%      17.51%
S&P 500                                 -7.82%      -9.10%

WANGER U.S. SMALL CAP N.A.V. AS OF 12/31/00: $19.99

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

WANGER U.S. SMALL CAP TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/00
Information Group                                    36.0%
Health Care                                          14.4%
Finance                                              14.2%
Energy/Minerals                                      13.0%
Consumer Goods/Services                               5.8%

--------------------------------------------------------------------------------

WANGER U.S. SMALL CAP TOP 10 HOLDINGS
1. Lincare Holdings                             6.3%
Home Health Care Services

2. Dynegy                                       5.9%
Natural Gas & Electric Processing,
Production and Marketing

3. SEI Investments                              4.2%
Mutual Fund Administration

4. First Health Group                           3.9%
PPO Network

5. Conectiv                                     3.3%
Electric Utility in New Jersey,
Delaware & Maryland

6. AmeriCredit                                  3.3%
Auto Lending

7. Acxiom                                       3.1%
Database Marketing Services

8. Telephone and Data Systems                   2.9%
Cellular & Telephone Services

9. National Data Credit Card &                  2.8%
Health Claims Processor

10. Perkin Elmer                                2.7%
Analytical Instruments for Biotech/Telecom

--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP
RESULTS TO DECEMBER 31, 2000

                                         4th       Last 12
                                       quarter     months
WANGER INTERNATIONAL SMALL CAP         -19.27%     -27.84%
EMI World ex-U.S.                       -5.56%     -10.31%
EAFE                                    -2.68%     -14.17%
Lipper International Small Cap
Funds Index                            -10.37%     -14.52%

WANGER INTERNATIONAL SMALL CAP N.A.V. AS OF 12/31/00: $28.53

The EMI is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of non-U.S. countries, as selected by Salomon. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Small Cap Funds Index is made up of the 10 largest non-U.S. funds investing in small-cap companies. The Lipper International Funds Index consists of the 30 largest non-U.S. funds, not including non-U.S. small cap funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP TOP 5 COUNTRIES
As a % of net assets, as of 12/31/00
United Kingdom                                       13.3%
Netherlands                                          12.7%
Canada                                                8.6%
France/Belgium                                        7.7%
Japan                                                 7.5%

--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP TOP 10 HOLDINGS
1. Kempen                                                              2.3%
Stock Brokerage/Investment Management - Netherlands

2. Patheon                                                             2.3%
Pharmaceuticals - Canada

3. Omni Industries                                                     2.2%
Contract Electronics Manufacturer - Singapore

4. St. James Place Capital                                             1.8%
Life Insurance - United Kingdom

5. Penn West
Petroleum                                                              1.8%
Oil & Gas Producer - Canada

6. Selecta Group                                                       1.8%
Vending Machine Owner/Operator - Switzerland

7. Prosodie                                                            1.8%
Automated Call Centers - France

8. Hunter Douglas                                                      1.7%
Decorative Window Coverings - Netherlands

9. Taylor Nelson                                                       1.7%
Market Research Services - United Kingdom

10. Fininfo                                                            1.7%
Data Feeds for French Banks & Brokers - France

                    Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------

FUNDS AT A GLANCE

--------------------------------------------------------------------------------

WANGER TWENTY
RESULTS TO DECEMBER 31, 2000

                                         4th       Last 12
                                       quarter      months
WANGER TWENTY                           -2.43%       9.45%
Russell 2000                            -6.91%      -3.02%
S&P MidCap 400                          -3.85%      17.51%
S&P 500                                 -7.82%      -9.10%

WANGER TWENTY N.A.V. AS OF 12/31/00: $14.08

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid Cap Funds Index measures the performance of the 30 largest mid-cap funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

WANGER TWENTY TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/00
Information Group                         40.0%
Consumer Goods/Services                   15.9%
Health Care                               14.0%
Finance                                   11.3%
Energy/Minerals                           9.5%
Industrial Goods/Services                 3.1%

--------------------------------------------------------------------------------

WANGER TWENTY TOP 10 HOLDINGS
1. SEI Investments                                                    8.0%
Mutual Fund Administration

2. Dynegy                                                             6.3%
Natural Gas & Electric Processing, Production and Marketing

3. Boston Scientific                                                  5.6%
Stents & Catheters

4. Tektronix                                                          5.6%
Analytical Instruments

5. H&R Block                                                          5.5%
Tax Preparation

6. First Health Group                                                 5.4%
PPO Network

7. Jones Apparel                                                      5.3%
Women's Apparel

8. Telephone and Data Systems                                         5.2%
Cellular and Telephone Services

9. Herman Miller                                                      5.0%
Office Furniture

10. Getty Images                                                      3.7%
Photographs for Publications & Electronic Media

Each fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statements of Investments for complete lists of a fund's holdings, including those described under Performance Review. Past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

WANGER FOREIGN FORTY
RESULTS TO DECEMBER 31, 2000

                                         4th       Last 12
                                       quarter      months
WANGER FOREIGN FORTY                    -8.71%      -1.58%
EAFE                                    -2.68%     -14.17%
SSB World ex-U.S.
Cap Range $2-10B                        -1.40%      -6.05%

WANGER FOREIGN FORTY N.A.V. AS OF 12/31/00: $17.29

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The SSB World ex-U.S. Cap Range $2-10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

WANGER FOREIGN FORTY TOP 5 COUNTRIES
As a % of net assets, as of 12/31/00
United Kingdom/Ireland          25.8%
Canada                           9.2%
Italy                            7.1%
Australia                        6.4%
Israel                           6.3%

--------------------------------------------------------------------------------

WANGER FOREIGN FORTY TOP 10 HOLDINGS
1. Fortis - Netherlands                                               5.7%
Financial Services Conglomerate

2. Talisman Energy - Canada                                           5.2%
Oil & Gas Producer

3. Irish Life & Permanent - Ireland                                   4.4%
Savings Products

4. Celestica - Canada                                                 3.9%
Electronic Manufacturing Services

5. Computershare - Australia                                          3.7%
Financial Software Services

6. Saipem - Italy                                                     3.5%
Offshore Construction and Drilling

7. Comverse Technology - Israel                                       3.4%
Voicemail & Related Systems

8. Hays - United Kingdom                                              3.4%
Outsourcing Services Conglomerate

9. Venture Manufacturing - Singapore                                  3.1%
Electronic Manufacturing Services

10. Serco Group - United Kingdom                                      3.0%
Facilities Management

                    Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------

[SQUIRREL ICON]
PERFORMANCE REVIEW WANGER U.S. SMALL CAP

Wanger U.S. Small Cap was up 7.5% for the six-month period ended December 31, 2000, strongly outperforming the Russell 2000's 5.9% decline. For the year, the Fund was down 8.2%, underperforming the Russell 2000 Index, down 3.0%.

The year 2000 consisted of two very distinct six-month periods for the Fund. At June 30, the Fund was down 14.6% due largely to the mid-March Nasdaq collapse that sent tech stocks reeling. But the Fund regained its footing in early July and posted a 7.5% return for the second six-month period of the year. We believe the Fund is well positioned to benefit from the current market environment.

SEI Investments was a big winner for the Fund in 2000. This fund administrator finally got investor attention as it blew past earnings estimates. Dynegy was another top performer for the year. Natural gas prices are more than triple what they were last year and electricity prices are also on the rise. As an electricity and natural gas marketer, Dynegy is a beneficiary of these trends. Its stock tripled in 2000. Two health-care stocks also topped the portfolio performance list. First Health Group operates the largest national Preferred Provider Organization (PPO) network and while it operates very differently than an HMO, it tends to follow the HMO market cycle. In 2000, the HMO sector nearly doubled returns. Our other health-care winner was Lincare Holdings, a leading provider of respiratory-care equipment. Favorable rulings that eased some of the regulatory pressure on the company breathed new life into the stock mid-year, causing it to triple.

Underperformers were -- no surprise -- largely technology and telecommunication names. While Micros Systems, a developer of systems used in restaurants and hotels, went up in the fourth quarter it was not enough to offset earlier losses. Other stocks that hurt the Fund's performance included Sykes (call center services), RCN (local market telecom services) and Aspect Communications (call center equipment). The Fund sold Sykes and RCN mid-year. We do continue to own select tech and telecom stocks. We kept names that we feel control a specific market niche. As long-term investors, we will keep stocks that are temporarily down as long as the original reason for the purchase still holds true.

Going forward, we are optimistic about the prospects for the Fund and small caps in general. Small stocks have finally started to outperform large stocks* and we believe valuations in smaller company growth names continue to be very attractive. We feel that these factors, combined with more stable market conditions, could lead to improved results in 2001.

* From 12/31/99 through 12/31/00, the Russell 2000 was down 3.02% while the S&P 500 was down 9.10% for the same period.

     Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

     As of 12/31/00, the Fund's positions in the holdings mentioned were: SEI Investments, 4.2%; Dynegy, 5.9%; First Health Group, 3.9%; Lincare Holdings, 6.3%; Micros Systems, 1.9%; Sykes, 0.0%; RCN, 0.0%; Aspect Communications, 0.7%.

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                    Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------

 WANGER U.S. SMALL CAP                     RESULTS TO DECEMBER 31, 2000



THE VALUE OF A $10,000 INVESTMENT IN       TOTAL RETURN FOR EACH PERIOD
WANGER U.S. SMALL CAP                      MAY 3, 1995 THROUGH DECEMBER 31, 2000

[LINE CHART]

WANGER U.S. SMALL CAP MOUNTAIN CHART PLOT POINTS

               Wanger U.S. Small Cap    Russell 2000
               ---------------------    ------------
5/3/95         $10,000                  $10,000
6/30/95        $10,770                  $10,707
9/30/95        $12,060                  $11,765
12/31/95       $11,600                  $12,020
3/31/96        $13,297                  $12,633
6/30/96        $15,351                  $13,265
9/30/96        $15,792                  $13,310
12/31/96       $17,004                  $14,003
3/31/97        $16,366                  $13,279
6/30/97        $19,093                  $15,431
9/30/97        $22,395                  $17,728
12/31/97       $22,005                  $17,134
3/31/98        $24,865                  $18,858
6/30/98        $25,361                  $17,978
9/30/98        $20,875                  $14,365
12/31/98       $23,916                  $16,697
3/31/99        $22,388                  $15,792
6/30/99        $26,375                  $18,248
9/30/99        $25,389                  $17,094
12/31/99       $29,909                  $20,247
3/31/00        $29,077                  $21,682
6/30/00        $25,545                  $20,862
9/30/00        $26,741                  $21,093
12/31/00       $27,469                  $19,636


AVERAGE ANNUAL
TOTAL RETURN
1 Year:             -8.16%
3 Years:             7.67%
5 Years:            18.82%
Life:               19.52%

This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 2000 with the Russell 2000. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger U.S. Small Cap is a diversified fund that invest primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

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                    Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL ICON]

PERFORMANCE REVIEW WANGER INTERNATIONAL SMALL CAP

Wanger International Small Cap was down 25.51% for the six-month period ended December 31, 2000 and finished the year off 27.84%. The Fund underperformed the EMI World ex-US and the EAFE Indexes for both periods. After a 1999 boom year in which many investors indiscriminately piled into the stocks we held, the U.S. bear market caused many of these same investors to head for the exit simultaneously. Forgotten during the selling panic of the fourth quarter was the fact that these companies are reporting good earnings and anticipate further strong growth in 2001.

Swedish Internet consulting company Adcore, for example, dropped dramatically on reports of slowing demand for U.S. peers' services from dot.com companies. Yet Adcore has long relations with brick-and-mortar companies, which provide nearly all of its revenues. We are maintaining the Fund's exposure to stocks that make recurrent profits from the technology field, names that we believe are leading companies in their industry. These stocks have strong fundamentals that we believe may lead to improved performance in the coming months.

Of the four best performers in the portfolio, two were long-term holdings bought when the stocks were not popular, but that finally got recognized by the market. The other two were companies that were bought out at substantial premiums to the Fund's purchase price. The Fund purchased Micronic, a Swedish semiconductor equipment maker, in a private placement and sold it soon after its initial IPO "pop". Li & Fung, a Hong Kong exporter of consumer products, went up on strong results, bucking the trend of weak Asian markets. We took our profits of that position. Media companies Lusomundo and Endemol were acquired by large telecom operators.

Looking at the final three months of the year, the Fund's top names came from a variety of industries. St. James Place Capital, a life insurance company based in the United Kingdom, sold lots of policies as Europeans continued to clamor for savings products to make up for under funded state pensions. Also based in the UK, Regus was another year-end winner that is part of the Fund's outsourcing theme. Regus leases office space furnished with desks, supplies and even support staff. Norddeutsche and Fugro were winning energy-related stocks. Germany's Norddeutsche operates a refinery while Fugro in the Netherlands offers consulting services and offshore surveys. Both stocks increased thanks to a general pick-up in energy pricing.

We are optimistic about the prospects for international markets. Demographic and economic factors point to a highly favorable international investing climate:
Foreign currencies are strengthening. Companies are becoming more productive through use of technology, restructuring, and outsourcing. Many foreign countries are in a different economic cycle than ours, and are earlier in the growth phase. And most importantly, Europe is in the middle of a big shift in favor of equity investing.

 Part of the performance shown is due to the Fund's purchase of securities in IPOs. Some of those securities were held as investments in the Fund and others were sold soon after purchase. It is anticipated that the Fund's purchases of securities in IPOs may continue in the future, but continuation is not certain and the impact of IPO purchases is likely to decline as the Fund grows larger.

 Small-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

 As of 12/31/00, the Fund's positions in the holdings mentioned were: Adcore, 0.7%; Micronic, 0.0%; Li & Fung, 0.0%; Lusomundo, 0.0%; Endemol, 0.0%; St. James Place Capital, 1.8%; Regus, 0.8%; Norddeutsche, 1.3%; Fugro, 1.5%.

                    Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------

 WANGER INTERNATIONAL SMALL CAP            RESULTS TO DECEMBER 31, 2000



THE VALUE OF A $10,000 INVESTMENT IN       TOTAL RETURN FOR EACH PERIOD
WANGER INTERNATIONAL SMALL CAP             MAY 3, 1995 THROUGH DECEMBER 31, 2000

[LINE CHART]

WANGER INTERNATIONAL SMALL CAP MOUNTAIN CHART PLOT POINTS

               Wanger Int'l Small Cap        EMI World ex-U.S.
               ----------------------        -----------------
5/3/95         $10,000                       $10,000
6/30/95        $10,970                       9,556
9/30/95        $12,910                       9,857
12/31/95       $13,450                       $10,123
3/31/96        $15,499                       $10,704
6/30/96        $17,183                       $11,177
9/30/96        $17,023                       $10,924
12/31/96       $17,755                       $10,855
3/31/97        $18,357                       $10,656
6/30/97        $19,568                       $11,422
9/30/97        $19,363                       $10,960
12/31/97       $17,496                       $9,835
3/31/98        $21,307                       $11,526
6/30/98        $21,410                       $11,485
9/30/98        $17,437                       $9,747
12/31/98       $20,352                       $11,030
3/31/99        $21,564                       $11,187
6/30/99        $25,404                       $11,875
9/30/99        $29,266                       $12,481
12/31/99       $46,072                       $13,619
3/31/00        $54,789                       $13,896
6/30/00        $44,628                       $13,653
9/30/00        $41,179                       $12,936
12/31/00       $33,244                       $12,217



AVERAGE ANNUAL
TOTAL RETURN
1 Year:                 -27.84%
3 Years:                 23.86%
5 Years:                 19.84%
Life:                    23.62%

This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 (the date the Fund began operations) through December 31, 2000 with the EMI World ex-U.S. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billon. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Wanger International Small Cap invests in foreign securities, which involve risks including currency fluctuation, lower liquidity, economic and political risks and different accounting methods.

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                    Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------

[SQUIRREL ICON]

PERFORMANCE REVIEW WANGER TWENTY

Wanger Twenty finished 2000 up 9.45%. This return lagged behind the S&P MidCap 400's 17.50% gain but beat the S&P 500's 9.10% decline. Since inception, the Fund had a cumulative return of 46.99% vs. the S&P MidCap 400's 40.27% and the S&P 500's 5.61% over the same period. We are pleased with the performance since inception and remain optimistic about the Fund's future prospects.

Winners in the year 2000 came from many different areas of the market. SEI Investments gained 182% as tremendous asset growth during the year translated into stellar revenue and earnings increases. Waters returned 101% as biotech and drug companies increased protein research following the sequencing of the human genome. Waters' mass spectrometry analytical instruments are key components for protein analysis and characterization. First Health Group rose 74% as business in its key PPO line reaccelerated following a major new client addition. Other big drivers for the Fund included Tektronix, Perkin Elmer, Dynegy, Expeditors International of Washington and TCF Financial. All of these stocks gained at least 40% for the year.

There were some losers in 2000 as well. Wanger Twenty's holdings in telecom and technology stocks were not immune to the market's disdain for such issues. Liberty Media, a standout for Wanger Twenty last year, fell 52%. Plagued by poor investments in public securities dealing with the Internet, Liberty Media's stock was under pressure as the Internet bubble burst. Another 1999 standout, Telephone and Data Systems, lost 35% as cash flow growth fell short of expectations. Jabil Circuit fell 34% following a disappointing earnings announcement in December, and McLeod USA fell 29% as comparable firms in its industry reported poor results. In each case, our analysts believe the long-term outlook remains sound and the Fund has held or added to its positions.

Finally, I wish to acknowledge the Liberty Wanger Asset Management domestic research team. We have had a number of new people join our group, including Susie Pinsky (consumer products and services), Harold Lichtenstein (real estate and insurance), Grant McKay (technology hardware), and Rob Chalupnik (industrial goods and services). I want to offer my personal thanks to this fine group of people as well as to Ralph Wanger (chief investment officer), Chuck McQuaid (telecommunications and media), Rob Mohn (financial services), Jason Selch (energy), and Ben Andrews (technology software) for making 2000 a successful year for Wanger Twenty.

Wanger Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/00, the Fund's positions in the holdings mentioned were: SEI Investments, 8.0%; Waters, 3.2%; First Health Group, 5.4%; Tektronix, 5.6%; Perkin Elmer, 3.5%; Dynegy, 6.3%; Expeditors International of Washington, 3.1%; TCF Financial, 3.3%; Liberty Media, 2.8%; Telephone and Data Systems, 5.2%; Jabil Circuit, 2.5%; McLeod USA, 1.7%.

                    Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------

 WANGER TWENTY                        RESULTS TO DECEMBER 31, 2000



THE VALUE OF A $10,000 INVESTMENT     TOTAL RETURN FOR THE PERIOD
IN WANGER TWENTY                      FEBRUARY 1, 1999 THROUGH DECEMBER 31, 2000

[LINE CHART]

WANGER TWENTY MOUNTAIN CHART PLOT POINTS

               Wanger Twenty       MidCap 400
               -------------       ----------
2/1/99         $10,000             $10,000
3/31/99        $10,530             $9,741
6/30/99        $12,530             $11,120
9/30/99        $11,410             $10,186
12/31/99       $13,430             $11,937
3/31/00        $13,697             $13,451
6/30/00        $13,822             $13,008
9/30/00        $15,064             $14,588
12/31/00       $14,699             $14,027



AVERAGE ANNUAL
TOTAL RETURN
1 Year:         9.45%
Life:          22.28%

This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through December 31, 2000, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
[SQUIRREL GRAPHIC] PERFORMANCE REVIEW WANGER FOREIGN FORTY

Wanger Foreign Forty ended 2000 off 1.58%, strongly outperforming the EAFE, down 14.17%. While the Fund proved its ability to outperform on the bull market side in 1999, this year gave the Fund a chance to test its bear market strength. We believe the final scores for 2000 suggest the Fund can outperform in down cycles as well.

The bear market in technology and Internet stocks was not just a U.S. phenomenon. Technology and telecom stocks around the world mimicked the Nasdaq's 39% drop. Computer service company United Microelectronics (Taiwan), electronic manufacturing company Venture Manufacturing (Singapore), and telecoms BellSystem24 (Japan) and MobilCom (Germany) were among the hardest hit stocks in the portfolio. While the Fund sold BellSystem24 and MobilCom, we maintained exposure to tech and telecom names in what we believe are world-class companies.

Some of the strain put on the Fund's returns by technology stock underperformance was mitigated by the stellar performance of stocks under our pension theme and by our participation in two initial public offerings (IPOs). ASR Verzekeringsgroep, a Netherlands auto and life insurance company, was acquired by Fortis, driving in some nice gains for the Fund. Irish Life & Permanent also saw strong returns on news of continued earnings growth. Bookham Technology, a UK manufacturer of optical components used in telecom networks, and Gamesa, a Spanish manufacturer of windmill turbines and airplane parts, were purchased as IPOs and sold after they reached unreasonably high valuations. The Fund made nice profits on both. A boost at year-end came from our energy stocks. We raised our exposure to energy during the fourth quarter, getting the Fund in early on the energy upswing. Lastly, the euro, which had been on a downward slide all year, rallied suddenly in December, gaining 8%.


The Fund has seen a substantial recovery in prices of many stocks that lagged in 2000 and our long-standing policy of being fully invested (no more than 5% in cash) is paying off. Having swung too far in both the positive and negative directions, we believe the markets have reached a sustainable level. Given that the companies in the Fund's portfolio continue to see strong earnings growth and remain reasonably priced, we believe they should outperform in this type of environment.

Looking forward, we are optimistic about the prospects for international markets. We believe demographic and economic factors point to a favorable international investing climate: Foreign currencies are strengthening. Companies are becoming more productive through use of technology, restructuring and outsourcing. Many foreign countries are in a different economic cycle than ours and are earlier in the growth phase. And most importantly, Europe is in the middle of a big shift in favor of equity investing.


Part of the performance shown is due to the Fund's purchase of securities in IPOs. Some of those securities were held as investments in the Fund and others were sold soon after purchase. It is anticipated that the Fund's purchases of securities in IPOs may continue in the future, but continuation is not certain and the impact of IPO purchases is likely to decline as the Fund grows larger.

Wanger Foreign Forty is a non-diversified fund. The performance of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.


As of 12/31/00, the Fund's positions in the holdings mentioned were: United Microelectronics, 2.4%; Venture Manufacturing, 3.1%; BellSystem24, 0.0%; MobilCom, 0.0%; ASR Verzekeringsgroep, 0.0%; Irish Life & Permanent, 4.4%; Bookham Technology, 0.0%; Gamesa, 0.0%.

                                       Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
 WANGER FOREIGN FORTY                               RESULTS TO DECEMBER 31, 2000


--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN                 TOTAL RETURN FOR THE PERIOD
WANGER FOREIGN FORTY                                 FEBRUARY 1, 1999 THROUGH
                                                     DECEMBER 31, 2000

WANGER FOREIGN FORTY MOUNTAIN CHART PLOT POINTS

               Wanger Foreign Forty     EAFE
               --------------------     ----
2/1/99         $10,000                  $10,000
3/31/99        10,190                   10,169
6/30/99        11,350                   10,428
9/30/99        11,650                   10,885
12/31/99       18,390                   12,734
3/31/00        20,853                   12,721
6/30/00        20,193                   12,217
9/30/00        19,827                   11,231
12/31/00       18,100                   10,930



AVERAGE ANNUAL
TOTAL RETURN
1 Year:      -1.58%
Life:        36.32%



This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through December 31, 2000, to the EAFE Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger Foreign Forty is a non-diversified fund that invest in the stocks of medium- to larger-size companies with market capitalizations of $5 billion to $15 billion. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Wanger Foreign Forty invests in foreign securities, which involve risks including currency fluctuation, sometimes lower liquidity, economic and political risks and different accounting methods.


Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
Number of                                                          Value
Shares
             COMMON STOCKS-90.3%

             INFORMATION-36.0%
--------------------------------------------------------------------------------
             BROADCASTING-0.2%

 18,000      Young Broadcasting (b)                              $602,719
             Television Stations

--------------------------------------------------------------------------------
             TELEVISION PROGRAMMING-1.3%

305,000      Mediacom Communications (b)                        5,242,187
             Cable Television Franchises

65,000       Classic Communications (b)                           142,188
             Cable Television in Rural
             Areas
--------------------------------------------------------------------------------
                                                                5,384,375

--------------------------------------------------------------------------------
             RADIO-1.5%

395,900      Salem Communications (b)                           5,913,756
             Radio Stations for Religious
             Programming
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS/WIRELINE
             COMMUNICATIONS-2.0%

235,300      Commonwealth Telephone (b)                         8,235,500
             Rural Phone Franchises & CLEC
--------------------------------------------------------------------------------
             MOBILE COMMUNICATIONS-4.9%
128,000      Telephone and Data Systems                        11,520,000
             Cellular & Telephone Services

351,750      Comarco                                            4,748,624
             Wireless Network Testing

141,000      Price Communications (b)                           2,370,563
             Cellular Telephone Services

 65,000      Pinnacle Holdings (b)                                589,062
             Towers for Cellular, PCS &
             Paging

162,000      Diversinet (b)                                       364,500
             Wireless PKI Security
--------------------------------------------------------------------------------
                                                               19,592,749

--------------------------------------------------------------------------------
             TELECOMMUNICATIONS
             EQUIPMENT-0.8%

347,800      Aspect Communications (b)                          2,798,703
             Call Center Equipment

168,100      Ezenia (b)                                           189,113
             Video Servers
--------------------------------------------------------------------------------
                                                                2,987,816


--------------------------------------------------------------------------------
Number of                                                          Value
Shares


--------------------------------------------------------------------------------
             BUSINESS INFORMATION/MARKETING SERVICES-6.1%
319,000      Acxiom (b)                                       $12,421,064
             Database Marketing Services

133,700      Getty Images (b)                                   4,278,400
             Photographs for Publications & Electronic
             Media

147,900      CACI International (b)                             3,404,011
             Technology Services for
             Government

151,000      PRIMEDIA (b)                                       1,802,561
             Specialty Magazines & Other
             Publications

 58,400      Information Holdings (b)                           1,368,750
             Scientific & Medical Publications, Patent
             Information

 20,000      ChoicePoint (b)                                   1,311,250
             Fraud Protection Information
--------------------------------------------------------------------------------
                                                               24,586,036
--------------------------------------------------------------------------------
             BUSINESS SOFTWARE-2.7%
620,000      JDA Software Group (b)                             8,098,750
             Applications/Software &
             Services for Retailers

300,000      Mapics (b)                                         1,500,000
             Mid Market ERP Software

 76,000      Project Software (b)                                815,811
             Enterprise Maintenance Software

 25,000      Hyperion Solutions (b)                              385,938
             Application Software
--------------------------------------------------------------------------------
                                                               10,800,499
--------------------------------------------------------------------------------
             TRANSACTION PROCESSORS-4.6%
309,300      National Data                                     11,328,113
             Credit Card & Health Claims
             Processor

164,500      Concord EFS (b)                                    7,227,719
             Credit Card Processor
--------------------------------------------------------------------------------
                                                               18,555,832
--------------------------------------------------------------------------------
             COMPUTER HARDWARE/RELATED SYSTEMS-5.1%

285,900      Kronos (b)                                         8,845,031
             Labor Management Solutions

424,900      Micros Systems (b)                                 7,754,425
             Information Systems for
             Restaurants & Hotels

64,000       Zebra Technologies (b)                             2,611,000
             Bar Code Printing Hardware, Supplies &
             Software

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
Number of                                                          Value
Shares


--------------------------------------------------------------------------------
             COMPUTER HARDWARE/RELATED SYSTEMS-5.1%
             (CONT)

111,000      American Power Conversion (b)                     $1,373,625
             Uninterruptible Power Systems
--------------------------------------------------------------------------------
                                                               20,584,081
--------------------------------------------------------------------------------
             SEMICONDUCTORS/RELATED EQUIPMENT-0.6%

122,900      DSP Group (b)                                      2,586,661
             Telecom Semiconductors

--------------------------------------------------------------------------------
             INSTRUMENTATION-5.1%

105,000      Perkin Elmer                                      11,025,000
             Analytical Instruments for
             Biotech/Telecom

288,000      Tektronix                                          9,702,000
             Analytical Instruments
--------------------------------------------------------------------------------
                                                               20,727,000
--------------------------------------------------------------------------------
             COMPUTER SERVICES-1.1%
170,000      Pomeroy Computer Resources (b)                     2,592,500
             Network Integration Services

301,800      RCM Technologies (b)                               1,094,025
             Technology Staffing Services

100,000      Meta Group (b)                                       650,000
             IT Publications & Consulting
             Services

535,000      Aztec Technology Partners (b)                        117,031
             Technology Staffing Services
--------------------------------------------------------------------------------
                                                                4,453,556
--------------------------------------------------------------------------------
             INTERNET RELATED-0.1%

205,000      Online Resources (b)                                 410,000
             Internet Banking Technology

116,666      Aperian (b)                                           76,562
             Web Hosting
--------------------------------------------------------------------------------
                                                                  486,562
--------------------------------------------------------------------------------
             INFORMATION-TOTAL                                145,497,142


--------------------------------------------------------------------------------
Number of                                                          Value
Shares

             HEALTH CARE-14.4%
--------------------------------------------------------------------------------
             BIOTECHNOLOGY/DRUG DELIVERY-1.1%

 42,000      Myriad Genetics                                   $3,475,500
             Gene Discovery & Diagnostic
             Products

 55,000      Genzyme Molecular Oncology                           505,313
             Division (b)
             Gene Expression Technology &
             Cancer Drugs

 26,000      Genset (b)                                          328,250
             Genomics
--------------------------------------------------------------------------------
                                                                4,309,063
--------------------------------------------------------------------------------
             MEDICAL EQUIPMENT-1.3%

255,200      Steris (b)                                         4,115,100
             Sterilization Devices

 73,000      Edwards Lifesciences (b)                           1,295,750
             Heart Valves
--------------------------------------------------------------------------------
                                                                5,410,850
--------------------------------------------------------------------------------
             SERVICES-12.0%

448,000      Lincare Holdings (b)                              25,564,000
             Home Health Care Services

339,000      First Health Group (b)                            15,784,688
             PPO Network

 86,000      Syncor International                               3,128,250
             Nuclear Pharmacy for
             Radiopharmaceuticals

592,700      Magellan Health Services (b)                       2,630,106
             Mental Health Services

 73,900      Serologicals Corporation (b)                       1,113,119
             Blood Collection & Antibody
             Production
--------------------------------------------------------------------------------
                                                               48,220,163
--------------------------------------------------------------------------------
             HEALTH CARE-TOTAL                                 57,940,076

             CONSUMER GOODS/SERVICES-5.8%
--------------------------------------------------------------------------------
             RETAIL-3.2%

220,000      Callaway Golf                                      4,097,500
             Premium Golf Clubs & Balls

 60,500      Whole Foods Market (b)                             3,698,063
             Natural Food Supermarkets

 79,000      Zale Corp (b)                                      2,295,938
             Specialty Retailer of Jewelry

120,000      Gadzooks (b)                                       1,770,000
             Teen Apparel Retailer

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
Number of                                                          Value
Shares



--------------------------------------------------------------------------------
             RETAIL-3.2% (CONT)
--------------------------------------------------------------------------------
 90,000      Borders (b)                                       $1,051,875
             Bookstores
--------------------------------------------------------------------------------
                                                               12,913,376

--------------------------------------------------------------------------------
             CASINOS-0.1%

107,700      Monarch Casino & Resort (b)                          511,575
             Casino/Hotel in Reno

--------------------------------------------------------------------------------
             CONSUMER SERVICES-2.5%

451,000      ITT Educational Services (b)                       9,922,000
             Technology Oriented Post Secondary Degree
             Programs

--------------------------------------------------------------------------------
             CONSUMER GOODS/SERVICES-TOTAL                     23,346,951

             FINANCE-14.2%
--------------------------------------------------------------------------------
             BANKS/SAVINGS & LOANS-2.1%

 99,000      Texas Regional Bancshares                          3,217,500
             TexMex Bank

 84,400      Chittenden                                         2,558,374
             Vermont & Western
             Massachusetts Bank

 46,000      TCF Financial                                      2,049,875
             Great Lakes Bank

 26,500      Peoples Bank Bridgeport                              685,688
             Connecticut Savings & Loan
--------------------------------------------------------------------------------
                                                                8,511,437
--------------------------------------------------------------------------------
             FINANCE COMPANIES-3.6%

489,400      AmeriCredit (b)                                   13,336,150
             Auto Lending

232,000      World Acceptance (b)                               1,276,000
             Personal Loans
--------------------------------------------------------------------------------
                                                               14,612,150
--------------------------------------------------------------------------------
             INSURANCE-2.6%

586,600      UICI (b)                                           3,482,938
             Insurance/Specialty Finance

92,000       Leucadia National (b)                              3,260,250
             Insurance Holding Company

403,900      Acceptance Insurance (b)                           2,120,475
             Crop Insurance


--------------------------------------------------------------------------------
Number of                                                          Value
Shares

--------------------------------------------------------------------------------
             INSURANCE-2.6% (CONT)

8,000        Markel (b)                                        $1,448,000
             Specialty Insurance
--------------------------------------------------------------------------------
                                                               10,311,663
--------------------------------------------------------------------------------
             MONEY MANAGEMENT-5.9%

153,000      SEI Investments                                   17,136,000
             Mutual Fund Administration

 74,600      Neuberger Berman                                   6,047,263
             Major Asset Management
             Company

 27,900      BKF Capital Group                                    509,175
             Institutional Money Manager
--------------------------------------------------------------------------------
                                                               23,692,438
--------------------------------------------------------------------------------
             FINANCE-TOTAL                                     57,127,688

             INDUSTRIAL GOODS/SERVICES-3.2%
--------------------------------------------------------------------------------
             STEEL-0.0%

 53,400      Atchison Casting (b)                                 150,188
             Steel Foundries

--------------------------------------------------------------------------------
             INDUSTRIAL GOODS-0.2%

110,000      Advanced Lighting                                    728,750
             Technologies (b)
             Metal Halide Lighting

--------------------------------------------------------------------------------
             OTHER INDUSTRIAL SERVICES-3.0%

412,100      Insurance Auto Auctions (b)                        4,945,200
             Auto Salvage Services

516,400      Wackenhut, Cl. B (b)                               4,453,950
             Prison Management

174,000      Hub Group (b)                                      1,566,000
             Truck & Rail Freight
             Forwarder

 40,000      EGL (b)                                              957,500
             Domestic Freight Forwarder
--------------------------------------------------------------------------------
                                                               11,922,650
--------------------------------------------------------------------------------
             INDUSTRIAL                                        12,801,588
             GOODS/SERVICES-TOTAL



See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
Number of                                                          Value
Shares


             ENERGY/MINERALS-13.0%
--------------------------------------------------------------------------------
             INDEPENDENT POWER-0.4%

 32,000      AES Corporation                                   $1,772,000
             Global Electric Producer

--------------------------------------------------------------------------------
             OIL/GAS PRODUCERS-2.2%

700,900      Tesoro Petroleum (b)                               8,147,963
             Oil Refinery/Gas Producer

 20,000      Evergreen Resources (b)                             772,500
             Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                8,920,463
--------------------------------------------------------------------------------
             OIL SERVICES-1.4%

401,000      Newpark Resources (b)                              3,834,560
             Oilfield Fluid Management &
             Equipment Rental

31,300       Carbo Ceramics                                     1,171,794
             Manufacturer of Ceramic
             Pellets for Gas Wells

20,000       Maverick Tube (b)                                    452,500
             Steel Pipes for Oil & Gas Wells
--------------------------------------------------------------------------------
                                                                5,458,854
--------------------------------------------------------------------------------
             DISTRIBUTION/MARKETING/REFINING-9.0%

423,400      Dynegy                                            23,736,863
             Natural Gas & Electric
             Processing, Production & marketing

128,000      Equitable Resources                                8,544,000
             Natural Gas Utility & Producer

168,000      Atmos Energy                                       4,095,000
             Natural Gas Utility
--------------------------------------------------------------------------------
                                                               36,375,863

--------------------------------------------------------------------------------
             ENERGY/MINERALS-TOTAL                             52,527,180

             OTHER INDUSTRIES-3.7%
--------------------------------------------------------------------------------
             REAL ESTATE-0.4%
 47,000      The Rouse Company                                  1,198,500
             Regional Shopping Malls

 21,400      Consolidated Tomoka                                  254,125
             Real Estate Holdings in Florida
--------------------------------------------------------------------------------
                                                                1,452,625


--------------------------------------------------------------------------------
Principal Amount or
Number of                                                       Value
Shares

--------------------------------------------------------------------------------
             REGULATED UTILITIES-3.3%

672,000      Conectiv                                         $13,482,000
             Electric Utility in
             New Jersey, Delaware & Maryland

--------------------------------------------------------------------------------
             OTHER INDUSTRIES-TOTAL                            14,934,625



TOTAL COMMON STOCKS-90.3%                                     364,175,250
--------------------------------------------------------------------------------
(COST: $312,011,271)


PREFERRED STOCK-0.3%
--------------------------------------------------------------------------------
301,205      SensAble Technologies (b)                          1,000,001
             Sensory Devices for Computer
             Based Sculpting

--------------------------------------------------------------------------------
(COST: $1,000,001)

SHORT-TERM OBLIGATIONS-9.7%
--------------------------------------------------------------------------------
             Yield 6.40%-6.55 Due 1/02-1/04/01
$14,442,000  General Electric                                  14,436,865

 14,218,000  Citicorp                                          14,215,425

 10,530,000  Ford Motor                                        10,524,252
--------------------------------------------------------------------------------
(AMORTIZED COST: $39,176,542)                                  39,176,542

TOTAL INVESTMENTS-100.3%                                      404,351,793
--------------------------------------------------------------------------------
(COST: $352,187,814)

CASH AND OTHER ASSETS LESS
LIABILITIES-(0.3%)                                             (1,046,271)
--------------------------------------------------------------------------------
TOTAL NET ASSETS-100%                                        $403,305,522
================================================================================

NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2000, for federal income tax purposes cost of investments was $353,066,856 and net unrealized appreciation was $51,284,937 consisting of gross unrealized appreciation of $123,687,969 and gross unrealized depreciation of $72,403,032.

(b)      Non-income producing security.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2000


--------------------------------------------------------------------------------
Number of                                                          Value
Shares
             COMMON STOCKS-93.8%

             EUROPE-59.2%
--------------------------------------------------------------------------------
             GERMANY/AUSTRIA-6.5%
135,000      GFK                                               $3,981,055
             Market Research Services

296,500      Norddeutsche Affinerie (b)                         3,575,648
             Copper Smelter

 98,000      Austria Technologies                               2,862,252
             Printed Circuit Board
             Manufacturer

 70,000      Teleplan International                             2,341,243
             Warranty Repair Services

 60,000      Flughafen Wien (Austria)                           2,278,119
             Vienna Airport Manager

 47,556      Brainpool TV (b)                                     851,293
             Comedy Television Programming

 10,000      Lion Bioscience                                      810,249
             Bioinformatics

 14,000      MIS (b)                                              685,885
             Decision Support Software

 23,500      Dialog Semiconductor                                 225,832
             Custom Semiconductors for
             Cell Phones
--------------------------------------------------------------------------------
                                                               17,611,576
--------------------------------------------------------------------------------
             DENMARK-1.3%

 26,000      Kobenhavns Lufthavne                               2,233,748
             Copenhagen Airport Manager

140,000      Sondagavisen                                       1,273,539
             Free Sunday Newspaper
--------------------------------------------------------------------------------
                                                                3,507,287
--------------------------------------------------------------------------------
             NETHERLANDS-12.7%

115,748      Kempen                                             6,379,541
             Stock Brokerage/Investment
             Management

170,000      Hunter Douglas                                     4,676,833
             Decorative Window Coverings

 61,200      Fugro                                              3,964,096
             Survey & GPS Services

175,000      Computer Service Solutions                         3,627,278
             Computer Services

153,333      Unique International                               3,467,104
             Human Resources



--------------------------------------------------------------------------------
Number of                                                          Value
Shares

--------------------------------------------------------------------------------
             NETHERLANDS-12.7% (CONT)

120,000      Buhrmann (b)                                      $3,227,806
             Office Supplies

 59,000      Pink Roccade (b)                                   3,224,037
             Computer Services/Outsourcing

 45,000      ICT Automatisering                                 1,636,514
             Business Software

 60,000      SNT Group (b)                                      1,557,374
             Call Center Operator

125,000      Fox Kids Europe (b)                                1,466,220
             Cartoons

 70,000      OCE                                                1,121,159
             Manufacturer of High Speed
             Copiers
--------------------------------------------------------------------------------
                                                               34,347,962
--------------------------------------------------------------------------------
             FINLAND-1.0%

260,000      Talentum                                           1,604,481
             Trade Journals & Internet
             Services

 35,000      Elcoteq Network                                    1,104,671
             Electrical Components
--------------------------------------------------------------------------------
                                                                2,709,152

--------------------------------------------------------------------------------
             NORWAY-0.6%

300,000      Visma (b)                                          1,641,821
             Business Software

--------------------------------------------------------------------------------
             SWEDEN-5.2%

250,000      Semcon                                             3,318,467
             Technical Consultant

285,000      Metro International (b)                            2,602,740
             Free Subway Newspapers

 80,000      Proffice (b)                                       2,285,229
             Temporary Employment Agency

622,200      Adcore                                             1,902,873
             Internet Consulting

 50,000      Modern Times Group (b)                             1,327,386
             TV, Newspapers & Electronic
             Commerce

 75,000      Autoliv                                            1,195,313
             Seatbelts & Airbags

  2,300      Feintool International                             1,091,163
             Engineering & Machinery


See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2000


--------------------------------------------------------------------------------
Number of                                                          Value
Shares


--------------------------------------------------------------------------------
               SWEDEN-5.2% (CONT)

  207,000      Cell Network
               (formerly known as Mandator)                        $384,676
               Computer & Internet Consulting
--------------------------------------------------------------------------------
                                                                 14,107,847

--------------------------------------------------------------------------------
               FRANCE/BELGIUM-7.7%

   83,200      Prosodie                                           4,859,987
               Automated Call Centers

  120,000      Fininfo                                            4,522,320
               Data Feeds for French Banks &
               Brokers

  250,000      Telindus Group (Belgium)                           4,180,791
               Network Integration Services

   35,000      Ipsos                                              3,825,129
               Market Research

   40,000      Cegedim                                            1,677,027
               Medical Market Research

   70,000      FI System (b)                                        929,243
               Internet Consulting

    2,300      Essilor International                                753,013
               Eyeglass Lenses
--------------------------------------------------------------------------------
                                                                 20,747,510
--------------------------------------------------------------------------------
               UNITED KINGDOM-13.3%

  800,000      St. James Place Capital                            4,999,614
               Life Insurance

1,225,000      Taylor Nelson                                      4,560,429
               Market Research Services

  500,000      Informa Group                                      4,485,300
               Business Information Provider

  700,000      Expro International                                4,238,609
               Offshore Oil Field Services

1,727,600      Chloride Group                                     4,210,184
               Electrical Equipment
               Manufacturer/Retailer

  450,000      Mitie Group                                        2,556,621
               Facilities Management

1,352,000      Incepta                                            2,233,620
               Business Information &
               Marketing Services

  400,000      Charles Taylor Group                               2,212,748
               Insurance



--------------------------------------------------------------------------------
Number of                                                          Value
Shares

--------------------------------------------------------------------------------
             UNITED KINGDOM-13.3% (CONT)
400,000      Regus (b)                                           $2,171,974
             Rental of Office Space in
             Full Service
             Business Centers

150,000      Bloomsbury Publishing                                1,943,817
             Publishing

600,000      Photobition Group                                      897,060
             Production of Graphics for
             Exhibits

200,000      Orchestream Holdings (b)                               816,325
             Network Management Software

117,000      Ncipher (b)                                            479,298
             Security Software

150,000      Telework Group                                         426,103
             Software for Scheduling & Telephone Messages
--------------------------------------------------------------------------------
                                                                 36,231,702
--------------------------------------------------------------------------------
             SPAIN/PORTUGAL-6.5%

375,000      Red Electrica                                        3,550,727
             Power Grid

255,000      Prosegur                                             2,882,979
             Security Guards

130,000      Aldeasa                                              2,510,830
             Airport Management

75,000       Abengoa                                              2,401,776
             Engineering & Construction
             Services for Infrastructure Projects &
             Recycling

143,000      Cortefiel                                            2,384,676
             Apparel Retailer


 51,000      Ibersol (Portugal)                                   2,003,670
             Fast Food Retailer

 60,500      PT Multimedia (Portugal) (b)                         1,489,412
             Cable & Satellite Operator

 56,200      Zarddoya Otis                                          495,072
             Elevator Maintenance &
             Service Provider
--------------------------------------------------------------------------------
                                                                 17,719,142
--------------------------------------------------------------------------------
             SWITZERLAND-3.2%

 20,000      Selecta Group                                        4,899,225
             Vending Machine Owner/Operator

  1,950      Bachem                                               3,375,163
             Drug Manufacturer


See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP   STATEMENT OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
Number of                                                          Value
Shares

--------------------------------------------------------------------------------
             SWITZERLAND-3.2% (CONT)

  6,000      Gretag Imaging                                        $520,930
             Photofinishing Equipment
--------------------------------------------------------------------------------
                                                                  8,795,318
--------------------------------------------------------------------------------
             ITALY-1.2%

232,000      Italdesign Giugiaro                                  1,693,986
             Automotive Designers

145,000      Class Editori                                        1,639,341
             Newspapers & On-Line
             Financial Data
--------------------------------------------------------------------------------
                                                                  3,333,327

--------------------------------------------------------------------------------
             EUROPE-TOTAL                                       160,752,644

             ASIA-16.9%
--------------------------------------------------------------------------------
             JAPAN-7.5%

260,000      Diamond Leasing                                      2,668,588
             Leasing

 28,000      Moshi Moshi Hotline                                  2,440,950
             Telemarketing

110,000      Densei Lambda                                        2,286,862
             Power Supplies

 62,000      ARRK                                                 2,274,633
             Prototypes & Moulds

 32,000      Venture Link                                         1,719,078
             Retail Franchises

 75,000      BML                                                  1,677,149
             Clinical Testing

  4,000      Bellsystem24                                         1,607,268
             Call Centers

 16,000      Don Quijote                                          1,355,695
             Retail Franchises

 60,000      Wilson Learning                                      1,257,862
             Corporate Training

 18,000      C-Two Network                                        1,116,352
             Discount Food Retailer

 70,000      Pasona Softbank                                        733,753
             Temporary Employment
             Services

 11,800      Drake Beam Morin                                       462,806
             Employment Outplacement Services


--------------------------------------------------------------------------------
Number of                                                          Value
Shares


--------------------------------------------------------------------------------
             JAPAN-7.5% (CONT)

   11,000    Stella Chemifa                                        $444,881
             Specialty Chemicals

   40,000    Optex                                                  303,983
             Industrial Sensors
--------------------------------------------------------------------------------
                                                                 20,349,860
--------------------------------------------------------------------------------
             TAIWAN-3.5%

  464,000    Faraday Technology (b)                               2,871,981
             Application Specific
             Integrated Circuits
             (ASIC's)

1,525,500    Phoenixtec Power                                     1,552,215
             Uninterruptable Power Supply
             Manufacturer

2,000,000    Chroma Ate                                           1,419,082
             Test & Measurement Instruments

1,000,000    Systex (b)                                           1,231,884
             Systems Integrator & Internet
             Services

  117,000    ASE Test (b)                                           994,500
             Semiconductor Packaging & Test
             Services

1,040,000    Hitron Technology                                      841,546
             Network Integration & Internet
             Services

  857,720    Cosmo Electronics                                      660,382
             Relay & Opto-Coupler
             Manufacturer
--------------------------------------------------------------------------------
                                                                  9,571,590
--------------------------------------------------------------------------------
             SINGAPORE-4.1%

4,000,000    Omni Industries                                      5,884,050
             Contract Electronics
             Manufacturer

  500,000    Sembcorp Logistics                                   2,768,965
             Logistic Services for Marine
             Transport

3,750,000    Star Cruises (b)                                     2,625,000
             Cruise Line
--------------------------------------------------------------------------------
                                                                 11,278,015
--------------------------------------------------------------------------------
             SOUTH KOREA-1.8%

  249,863    S1 Corporation                                       1,998,124
             Home/Business Security Services

   31,750    Cheil Communications                                 1,558,599
             Advertising

   32,000    Cheil Jedang                                           772,768
             Consumer Staples
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
Number of                                                          Value
Shares



--------------------------------------------------------------------------------
             SOUTH KOREA-1.8% (CONT)

  275,300    Korea Technology Investment                           $527,498
             Venture Capital
--------------------------------------------------------------------------------
                                                                  4,856,989

--------------------------------------------------------------------------------
             ASIA-TOTAL                                          46,056,454

             LATIN AMERICA-2.1%
--------------------------------------------------------------------------------
             MEXICO-2.1%

1,000,000    Corp Interamericana de Entretenimiento (b)           4,106,029
             Special Events & Live
             Entertainment

   91,000    Grupo Aeroportuario (b)                              1,512,875
             Cancun Airport Manager
--------------------------------------------------------------------------------
                                                                  5,618,904

--------------------------------------------------------------------------------
             LATIN AMERICA-TOTAL                                  5,618,904

             OTHER COUNTRIES-15.6%
--------------------------------------------------------------------------------
             AUSTRALIA-3.9%
  575,000    Keycorp (b)                                          2,974,211
             Smart Card Technology

4,250,000    Open Telecommunications (b)                          2,671,045
             Computer Services

2,115,000    Infomedia (b)                                        2,109,056
             Publisher of Electronic
             Catalog for Auto Parts

1,200,000    Novogen (b)                                          1,917,287
             Pharmaceuticals

  350,000    Securenet (b)                                          939,901
             IT Security Provider
--------------------------------------------------------------------------------
                                                                 10,611,500
--------------------------------------------------------------------------------
             CANADA-8.6%

  630,000    Patheon (b)                                          6,241,577
             Pharmaceuticals

  200,000    Penn West Petroleum (b)                              4,990,326
             Oil & Gas Producer

  150,000    Corus Entertainment (b)                              3,902,862
             CATV Programming & Radio
             Stations

1,100,000    AltaGas Services (b)                                 3,742,745
             Natural Gas Gatherer and
             Processor



--------------------------------------------------------------------------------
Principal Amount or
Number of                                                          Value
Shares



--------------------------------------------------------------------------------
             CANADA-8.6% (CONT)

    365,000  Mosaic (b)                                          $2,362,065
             Outsourced Marketing Services

    393,300  Magellan Aerospace (b)                               1,534,996
             Civil Aerospace Parts

     92,000  MDSI Mobil Data Solutions (b)                          724,500
             Wireless Software
--------------------------------------------------------------------------------
                                                                 23,499,071

--------------------------------------------------------------------------------
             ISRAEL-3.1%

    141,000  DSP Group (b)                                        2,967,609
             Telecom Semiconductors

    101,000  Orbotech (b)                                         3,768,562
             Automatic Optical Inspection
             Equipment
             for Electronics

    354,000  Paradigm Geophysical (b)                             1,593,000
             Seismic Software
--------------------------------------------------------------------------------
                                                                  8,329,171

--------------------------------------------------------------------------------
            OTHER-TOTAL                                          42,439,742

TOTAL COMMON STOCKS-93.8%                                       254,867,744
--------------------------------------------------------------------------------
(COST: $278,250,259)

SHORT-TERM OBLIGATIONS-8.1%
--------------------------------------------------------------------------------
             Yield 6.25%-6.40% Due
             1/02-1/03/01
$12,551,000  General Electric                                    12,548,769

  9,353,000  American General                                     9,349,752
--------------------------------------------------------------------------------
                                                                 21,898,521
--------------------------------------------------------------------------------
(AMORTIZED COST: $21,898,521)

TOTAL INVESTMENTS-101.9%                                        276,766,265
--------------------------------------------------------------------------------
(COST: $300,148,780)

CASH AND OTHER ASSETS LESS
LIABILITIES-(1.9%)                                               (5,091,529)
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                          $271,674,736
================================================================================

 NOTES TO STATEMENT OF INVESTMENTS:


(a) At December 31, 2000, for federal income tax purposes cost of investments was $301,915,704 and net unrealized depreciation was $25,149,439 consisting of gross unrealized appreciation of $45,218,028 and gross unrealized depreciation of $70,367,467.
(b)      Non-income producing security.
(c) At December 31, 2000, $96,468,669 or 35.5% of the Fund's net assets was denominated in the Euro currency.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP       PORTFOLIO DIVERSIFICATION DECEMBER 31, 2000


AT DECEMBER 31, 2000 THE FUND'S PORTFOLIO OF
INVESTMENTS AS A PERCENTAGE OF NET ASSETS
WAS DIVERSIFIED AS FOLLOWS:


                                                   Market Value          Percent
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
Computer Related Hardware
Semiconductors and
 Related Equipment                               $10,828,486                4.0%
Computer Hardware and
 Related Equipment                                 6,241,698                2.3
Contract Manufacturing                             5,884,050                2.2
Instrumentation                                    1,419,082                0.5
--------------------------------------------------------------------------------
                                                  24,373,316                9.0
Media
Satellite Broadcasting and Services                6,259,795                2.3
TV Broadcasting                                    1,327,387                0.5
--------------------------------------------------------------------------------
                                                   7,587,182                2.8
Software and Services
Business Information and
 Marketing Services                               28,992,122               10.7
Computer Services                                 20,033,668                7.4
Publishing                                        13,549,218                5.0
Business Software                                  9,865,710                3.6
Internet Related                                   5,789,229                2.1
Advertising                                        3,920,665                1.4
Transaction Processors                             2,974,211                1.1
--------------------------------------------------------------------------------
                                                  85,124,823               31.3
Telecom
Telephone Services                                 1,489,412                0.6
Telecommunications Equipment                         841,545                0.3
--------------------------------------------------------------------------------
                                                   2,330,957                0.9
--------------------------------------------------------------------------------
                                                 119,416,278               44.0



HEALTH CARE

Pharmaceuticals                                    8,158,864                3.0
Biotechnology/ Drug Delivery                       3,375,163                1.2
Hospital Services                                  1,677,149                0.6
Medical Equipment                                    753,013                0.3
--------------------------------------------------------------------------------
                                                  13,964,189                5.1

INDUSTRIAL GOODS

Outsourcing Services                              17,937,067                6.6
Electrical Components                              9,559,393                3.5
Logistics                                          4,735,563                1.7
Industrial Materials                               4,318,969                1.6


                                                   Market Value          Percent
--------------------------------------------------------------------------------
INDUSTRIAL GOODS (CONT)
Construction                                   $   2,401,776                0.9%
Machinery                                          2,084,306                0.8
Speciality Chemicals                                 444,881                0.2
--------------------------------------------------------------------------------
                                                  41,481,955               15.3

--------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES
Retail                                             9,086,630                3.3
Other Durable Goods
  (includes auto related)                          5,872,145                2.2
Other Consumer Services                            4,899,225                1.8
Entertainment                                      4,106,029                1.5
Nondurables                                        2,776,438                1.0
Cruise Lines                                       2,625,000                1.0
--------------------------------------------------------------------------------
                                                  29,365,467               10.8

--------------------------------------------------------------------------------
ENERGY & MINERALS
Oil Services                                       9,795,704                3.6
Oil & Gas Producers                                4,990,326                1.8
Refining/Marketing/Distribution                    3,742,745                1.4
Non-Ferrous Metals                                 3,575,648                1.3
--------------------------------------------------------------------------------
                                                  22,104,423                8.1

--------------------------------------------------------------------------------
FINANCE
Insurance                                          7,212,362                2.7
Brokerage                                          6,379,541                2.3
Other Finance Companies                            2,668,588                1.0
Money Management                                     527,499                0.2
--------------------------------------------------------------------------------
                                                  16,787,990                6.2
--------------------------------------------------------------------------------
OTHER
Transportation                                     6,024,740                2.2
Regulated Utilities                                3,550,728                1.3
Real Estate                                        2,171,974                0.8
--------------------------------------------------------------------------------
                                                  11,747,442                4.3

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                              254,867,744               93.8

SHORT-TERM OBLIGATIONS                            21,898,521                8.1
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                276,766,265              101.9

CASH AND OTHER ASSETS
  LESS LIABILITIES                                (5,091,529)              (1.9)
--------------------------------------------------------------------------------
NET ASSETS                                     $ 271,674,736              100.0%
================================================================================

See accompanying notes to financial statements.

                                      WANGER ADVISORS TRUST   2000 ANNUAL REPORT
--------------------------------------------------------------------------------
WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
Number of                                                 Value
Shares
             COMMON STOCKS--93.8%

             INFORMATION--40.0%
--------------------------------------------------------------------------------
             TELEVISION PROGRAMMING--2.8%
25,000       Liberty Media Group, AT&T (b)              $  339,063
             CATV & Satellite Dish
             Programming

--------------------------------------------------------------------------------
             TELEPHONE SERVICES--1.8%
15,000       McLeod USA, Inc.                              211,875
             Super Regional CLEC: Local,
             Long Distance
             & Internet Services

--------------------------------------------------------------------------------
             MOBILE COMMUNICATIONS--5.2%
7,000        Telephone and Data Systems                    630,000
             Cellular & Telephone Services

--------------------------------------------------------------------------------
             BUSINESS INFORMATION/MARKETING
             SERVICES/PUBLISHING--12.3%
16,000       H&R Block                                     662,000
             Tax Preparation
14,000       Getty Images (b)                              448,000
             Photographs for Publications & Electronic
             Media
9,000        Tribune                                       380,250
             Publishing & Media
--------------------------------------------------------------------------------
                                                         1,490,250

--------------------------------------------------------------------------------
             BUSINESS SOFTWARE--3.2%
22,000       JD Edwards (b)                                391,875
             Mid-Market ERP Software

--------------------------------------------------------------------------------
             CONTRACT MANUFACTURING--2.5%
12,000       Jabil Circuit (b)                             304,500
             Electronic Manufacturing
             Services

--------------------------------------------------------------------------------
             INSTRUMENTATION-- 12.2%
20,000       Tektronix                                     673,750
             Analytical Instruments
4,000        Perkin Elmer                                  420,000
             Analytical Instruments for
             Biotech/Telecom

--------------------------------------------------------------------------------
Number of                                                 Value
Shares
--------------------------------------------------------------------------------
             INSTRUMENTATION--12.2% (CONT)
4,600        Waters (b)                                 $  384,100
             Chromatography, Mass Spectrometry, Thermal
             Analysis
--------------------------------------------------------------------------------
                                                         1,477,850

--------------------------------------------------------------------------------
             INFORMATION--TOTAL                           4,845,413

--------------------------------------------------------------------------------
             HEALTH CARE--14.0%
             HOSPITAL/LABORATORY
             Supplies--3.0%

10,000       Techne (b)                                    360,625
             Cytokines, Antibodies, Other Reagents For
             Life Sciences

--------------------------------------------------------------------------------
             MEDICAL EQUIPMENT--5.6%
50,000       Boston Scientific (b)                         684,375
             Stents & Catheters

--------------------------------------------------------------------------------
             SERVICES--5.4%
14,000       First Health Group (b)                        651,875
             PPO Network

--------------------------------------------------------------------------------
             HEALTH CARE--TOTAL                           1,696,875

             CONSUMER GOODS/SERVICES--15.9%
--------------------------------------------------------------------------------
             FURNITURE--5.0%
21,000       Herman Miller                                 603,750
             Office Furniture

--------------------------------------------------------------------------------
             MANUFACTURERS--5.3%
20,000       Jones Apparel (b)                             643,750
             Women's Apparel

--------------------------------------------------------------------------------
             RETAIL--2.5%
16,000       Callaway Golf                                 298,000
             Premium Golf Clubs & Balls

--------------------------------------------------------------------------------
             LEISURE VEHICLES--3.1%
9,560        Harley-Davidson                               380,010
             Motorcycles & Related
             Merchandise

--------------------------------------------------------------------------------
             CONSUMER GOODS/SERVICES--TOTAL               1,925,510

See accompanying notes to financial statements.

                                      Wanger Advisors Trust   2000 Annual Report
--------------------------------------------------------------------------------
WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
Number of                                                   Value
Shares
             FINANCE--11.3%
--------------------------------------------------------------------------------
             MONEY MANAGEMENT--8.0%
8,700        SEI Investments                            $  974,400
             Mutual Fund Administration

--------------------------------------------------------------------------------
             BANKS--3.3%
9,000        TCF Financial                                 401,063
             Great Lakes Bank

--------------------------------------------------------------------------------
             FINANCE--TOTAL                               1,375,463

             INDUSTRIAL GOODS/SERVICES--3.1%
--------------------------------------------------------------------------------
             LOGISTICS--3.1%
7,000        Expeditors International of                   375,812
             Washington
             International Freight Forwarder

--------------------------------------------------------------------------------
             INDUSTRIAL GOODS/SERVICES--TOTAL               375,812


             ENERGY/MINERALS--9.5%
--------------------------------------------------------------------------------
             OIL/GAS PRODUCERS--3.3%
6,500        Devon Energy                                  396,305
             Oil & Gas Producers

--------------------------------------------------------------------------------
             DISTRIBUTION/MARKETING/REFINING--6.2%
13,524       Dynegy                                        758,189
             Natural Gas & Electric
             Processing,
             Production & Marketing

--------------------------------------------------------------------------------
             ENERGY/MINERALS--TOTAL                       1,154,494

TOTAL COMMON STOCKS--93.8%                               11,373,567
--------------------------------------------------------------------------------
(COST: $9,040,373)

--------------------------------------------------------------------------------
Principal Amount                                          Value
Short-Term Obligations--5.9%
--------------------------------------------------------------------------------
Yield 6.25%--6.40% Due 1/02--1/03/01
$364,000 American General                              $   363,874
353,000 General Electric                                   352,937
--------------------------------------------------------------------------------
(Amortized Cost: $716,811)                                 716,811

Total Investments--99.7%                                 12,090,378
--------------------------------------------------------------------------------
(Cost: $9,757,184)

Cash and Other Assets Less                                  39,005
Liabilities--0.3%
--------------------------------------------------------------------------------

Total Net Assets--100%                                  $12,129,383
================================================================================

NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2000, for federal income tax purposes cost of investments was $9,757,184 and net unrealized appreciation was $2,333,194 consisting of gross unrealized appreciation of $2,876,012 and gross unrealized depreciation of $542,818.

(b)      Non-income producing security.

See accompanying notes to financial statements.

                                      Wanger Advisors Trust   2000 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
Number of                                                  Value
Shares
             COMMON STOCKS--94.6%

             EUROPE--59.3%
--------------------------------------------------------------------------------
             GERMANY--3.4%
7,000        Rhoen Klinikum                               $394,384
             Hospital Management
2,000        Henkel (b)                                    131,901
             Chemicals, Detergents & Non-Food Consumer
             Brands
--------------------------------------------------------------------------------
                                                           526,285

--------------------------------------------------------------------------------
             BELGIUM--2.1%
4,000        RTL                                           329,753
             TV & Radio Broadcaster

--------------------------------------------------------------------------------
             NETHERLANDS--5.7%
27,000       Fortis (b)                                    880,157
             Financial Services
             Conglomerate

--------------------------------------------------------------------------------
             FINLAND--1.9%
20,000       Comptel                                       289,240
             Telephone Billing Software

--------------------------------------------------------------------------------
             SWEDEN--3.3%
10,000       Netcom (b)                                    416,268
             Telecommunication Services
3,500        Modern Times Group (b)                        92,917
             TV, Newspapers & Electronic
             Commerce
--------------------------------------------------------------------------------
                                                           509,185

--------------------------------------------------------------------------------
             FRANCE--3.8%
9,000        M6 Metropole TV                               338,750
             Television Broadcaster
27,300       Gemplus International                         244,347
             Smart Card Products & Services
--------------------------------------------------------------------------------
                                                           583,097

--------------------------------------------------------------------------------
             UNITED KINGDOM/IRELAND--25.8%
55,000       Irish Life & Permanent                        684,001
             (Ireland)
             Savings Products
90,000       Hays                                          519,398
             Outsourcing Services
58,400       Serco Group                                   467,129
             Facilities Management

--------------------------------------------------------------------------------
Number of                                                   Value
Shares
--------------------------------------------------------------------------------
             UNITED KINGDOM/IRELAND--25.8%
             (CONT)
15,000       Logica                                       $385,579
             Computer Software & Services
50,000       Capita Group                                  373,775
             Outsourcing Services
52,000       Dimension Data (b)                            357,628
             Networks & Computer Services
50,000       Peninsular & Oriental                         236,973
             Cruise Line
25,000       Enterprise Oil                                211,930
             Oil & Gas Producers
50,000       P & O Princess Cruises                        211,557
             Leisure Cruise Line
50,000       BG Group                                      204,081
             Oil & Gas Producers
20,000       SSL International                             149,510
             Medical & Footcare Products
20,000       Energis (b)                                   133,397
             Telecommunication Services
5,000        Exel                                           71,017
             Freight Forwarding & Logistics
2,000        Sema Group                                      8,814
             Computer Software & Services
--------------------------------------------------------------------------------
                                                         4,014,789

--------------------------------------------------------------------------------
             SWITZERLAND--6.2%
80           Julius Baer                                   440,062
             Private Banking, Brokerage &
             Mutual Funds
95           Cie Fin Richemont                             255,395
             Luxury Goods, Tobacco & Pay TV
300          Synthes-Startec                               222,698
             Products for Orthopedic Surgery
20           Pargesa Holdings                              39,070
             Industrial & Media Conglomerate
--------------------------------------------------------------------------------
                                                           957,225

--------------------------------------------------------------------------------
             ITALY--7.1%
100,000      Saipem                                        547,389
             Offshore Construction &
             Drilling
27,000       Banca Fideuram                                373,939
             Life Insurance/Mutual Funds

See accompanying notes to financial statements.

                                      Wanger Advisors Trust   2000 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
Number of                                                 Value
Shares
--------------------------------------------------------------------------------
             ITALY--7.1% (CONT)
20,000       Editoriale L'Espresso                      $  173,732
             Newspapers & Magazines
                                                         1,095,060
--------------------------------------------------------------------------------
             EUROPE--TOTAL                                9,184,791


             ASIA--13.4%
--------------------------------------------------------------------------------
             HONG KONG--0.9%
75,000       Li & Fung                                     136,544
             Sourcing of Consumer Goods

--------------------------------------------------------------------------------
             JAPAN--4.3%
2,800        Orix                                          280,293
             Finance Leasing
3,200        Oriental Land                                 213,836
             Disney Theme Park Operator
136          Sky Perfect Communications (b)                178,197
             Satellite TV Subscriptions
--------------------------------------------------------------------------------
                                                           672,326

--------------------------------------------------------------------------------
             TAIWAN--2.4%
45,000       United Microelectronics (b)                   371,250
             Semiconductor Foundry

--------------------------------------------------------------------------------
             SINGAPORE--5.8%
70,680       Venture Manufacturing                         472,967
             Electronic Manufacturing
             Services
605,000      Star Cruises (b)                              423,500
             Cruise Lines
--------------------------------------------------------------------------------
                                                           896,467

--------------------------------------------------------------------------------
             ASIA--TOTAL                                  2,076,587

             OTHER COUNTRIES--21.9%
--------------------------------------------------------------------------------
             AUSTRALIA--6.4%
120,000      Computershare                                 578,404
5,000        Computershare Warrants                          3,352
             Financial Software/Services

--------------------------------------------------------------------------------
Principal Amount or                                       Value
Number of Shares
--------------------------------------------------------------------------------
            AUSTRALIA--6.4% (CONT)
270,000     ERG                                        $   413,138
            Smart Card Systems for Public
            Transportation
--------------------------------------------------------------------------------
                                                           994,894

--------------------------------------------------------------------------------
            CANADA--9.2%
21,800      Talisman Energy (b)                            809,374
            Oil & Gas Producer
11,300      Celestica (b)                                  610,648
            Electronic Manufacturing
            Services
--------------------------------------------------------------------------------
                                                         1,420,022


--------------------------------------------------------------------------------
            ISRAEL - 6.3%
4,900       Comverse Technology (b)                        532,262
            Voicemail & Related Systems
6,800       Amdocs (b)                                     450,500
            Telecommunications Billing & Customer Care
            Software
--------------------------------------------------------------------------------
                                                           982,762

--------------------------------------------------------------------------------
            OTHER--TOTAL                                  3,397,678

TOTAL COMMON STOCKS--94.6%                               14,659,056
--------------------------------------------------------------------------------
(COST: $14,800,612)

SHORT-TERM OBLIGATIONS--8.9%
--------------------------------------------------------------------------------
            Yield 6.25% - 6.55% Due 1/02 -
            1/04/01
$487,000     American General                              486,831
 486,000     Ford Motor Credit                             485,735
 404,000     General Electric                              403,928
--------------------------------------------------------------------------------
(AMORTIZED COST: $1,376,494)                             1,376,494

TOTAL INVESTMENTS-- 103.5%                               16,035,550
--------------------------------------------------------------------------------
(COST: $16,177,106)

CASH AND OTHER ASSETS LESS                                (539,954)
LIABILITIES--(3.5%)
--------------------------------------------------------------------------------

TOTAL NET ASSETS--100%                                  $15,495,596
--------------------------------------------------------------------------------

       NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2000, for federal income tax purposes cost of investments was $16,215,584 and net unrealized depreciation was $180,034 consisting of gross unrealized appreciation of $1,772,353 and gross unrealized depreciation of $1,952,387.

(b)      Non-income producing security.

(c) At December 31, 2000, $4,387,593 or 28.3% of the Fund's net assets was denominated in the Euro currency.

See accompanying notes to financial statements.

                                      Wanger Advisors Trust   2000 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                 PORTFOLIO DIVERSIFICATION DECEMBER 31, 2000

At December 31, 2000 the Fund's portfolio of investments as a percentage of net assets was diversified as follows:

                                       Market Value             Percent
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
Computer Related Hardware
Contract Manufacturing                  $1,083,61                 37.0%
Semiconductors and
Related Equipment                         371,250                  2.4
Computer Hardware and
Related Equipment                         244,347                  1.6
--------------------------------------------------------------------------------
                                        1,699,210                 11.0
Media
TV Broadcasting                           761,420                  4.9
Satellite Broadcasting and Services       178,197                  1.2
--------------------------------------------------------------------------------
                                          939,617                  6.1

Software and Services
Business Software                       1,125,319                  7.3
Transaction Processors                    994,894                  6.4
Computer Services                         366,442                  2.4
Publishing                                173,735                  1.1
--------------------------------------------------------------------------------
                                        2,660,390                 17.2

Telecom
Telephone Services                        549,665                  3.5
Telecommunications Equipment              532,263                  3.4
--------------------------------------------------------------------------------
                                        1,081,928                  6.9
--------------------------------------------------------------------------------
                                        6,381,145                 41.2

--------------------------------------------------------------------------------
HEALTH CARE
Hospital Management                       394,384                  2.6
Medical Equipment                         222,698                  1.4
Pharmaceuticals                           149,510                  1.0
--------------------------------------------------------------------------------
                                          766,592                  5.0

--------------------------------------------------------------------------------
INDUSTRIAL GOODS
Outsourcing Services                    1,496,845                  9.6
--------------------------------------------------------------------------------
                                        1,496,845                  9.6


                                     Market Value                  Percent
--------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES
Cruise Lines                       $    872,030                      5.6%
Nondurables                             387,296                      2.5
Entertainment                           213,836                      1.4
--------------------------------------------------------------------------------
                                      1,473,162                      9.5

--------------------------------------------------------------------------------
ENERGY & MINERALS
Oil & Gas Producers                   1,225,385                      7.9
Oil Services                            547,389                      3.5
--------------------------------------------------------------------------------
                                      1,772,774                     11.4

--------------------------------------------------------------------------------
FINANCE
Insurance                             1,564,157                     10.1
Money Management                        814,001                      5.2
Other Finance Companies                 280,293                      1.8
Closed End Funds                         39,070                      0.3
--------------------------------------------------------------------------------
                                      2,697,521                     17.4

--------------------------------------------------------------------------------
OTHER
Transportation                           71,017                      0.5
--------------------------------------------------------------------------------
                                         71,017                      0.5

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                  14,659,056                     94.6%

SHORT-TERM OBLIGATIONS                1,376,494                      8.9
--------------------------------------------------------------------------------

TOTAL INVESTMENTS                    16,035,550                    103.5

CASH AND OTHER ASSETS
LESS LIABILITIES                       (539,954)                    (3.5)
--------------------------------------------------------------------------------
NET ASSETS                           15,495,596                    100.0%

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                      WANGER ADVISORS TRUST   2000 ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2000

                                                               WANGER               WANGER                WANGER             WANGER
                                                       U.S. SMALL CAP        INTERNATIONAL                TWENTY            FOREIGN
                                                                                 SMALL CAP                                    FORTY
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost: Wanger U.S. Small Cap       $404,351,793         $276,766,265            $12,090,37        $16,035,550
        $352,187,814; Wanger International Small Cap
        $300,148,780; Wanger Twenty $9,757,184;
        Wanger Foreign Forty $16,177,106)
Foreign Currency (cost: International Small Cap                    --            2,012,913                    --            585,521
        $2,091,754; Foreign Forty $584,140)
Cash                                                              910                  173                   950                387
Receivable for:
        Securities sold                                       990,141            1,652,620                    --                 --
        Fund shares sold                                      869,185              214,090                63,489            515,247
        Dividends and interest                                 31,185              128,122                 5,525              4,749
        Expense reimbursement due from Advisor                     --                   --                 1,822              3,379
Other assets                                                    2,887                2,650                    76                100
-----------------------------------------------------------------------------------------------------------------------------------
        Total assets                                      406,246,101          280,776,833            12,162,240         17,144,933

LIABILITIES AND NET ASSETS
Payable for:
        Securities purchased                                1,675,952            3,437,128                    --          1,072,077
        Fund shares redeemed                                1,202,364            5,565,635                 3,809            543,255
        Accrued:
                Management fee                                  2,050                  458                 8,263             11,355
                Transfer Agent fee                              3,945                4,420                 3,100              3,100
        Other                                                  56,268               94,456                17,685             19,550
-----------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                   2,940,579            9,102,097                32,857          1,649,337
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding         $403,305,522         $271,674,736            $12,129,38        $15,495,596
===================================================================================================================================
Fund shares outstanding                                    20,173,416            9,522,186               861,480            896,201
===================================================================================================================================
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                             $      19.99         $      28.53         $       14.08        $     17.29
===================================================================================================================================
ANALYSIS OF NET ASSETS
Paid-in capital                                          $358,991,582         $224,248,012           $10,421,120        $14,909,724
Undistributed net realized gain (loss) on sales of         (8,124,940)          72,650,498              (624,931)           725,164
  investments and foreign currency transactions
Net unrealized appreciation (depreciation) of
  investments and foreign currency transactions            52,163,979          (25,223,774)            2,333,194           (159,631)

Undistributed net investment income                           274,901                   --                    --             20,339
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares                     $403,305,522         $271,674,736           $12,129,383        $15,495,596
===================================================================================================================================

See accompanying notes to financial statements.

                                      WANGER ADVISORS TRUST   2000 ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                       WANGER             WANGER          WANGER           WANGER
                                                               U.S. SMALL CAP      INTERNATIONAL          TWENTY          FOREIGN
                                                                                       SMALL CAP                            FORTY
                                                                                   YEAR ENDED DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign taxes of $218,983 for
  Wanger International Small Cap and $10,116
  for Wanger Foreign Forty)                                      $  1,739,427      $   1,446,205      $   51,447      $    75,248
Interest                                                            2,334,360            981,750          46,447           63,625
---------------------------------------------------------------------------------------------------------------------------------
Total investment income                                             4,073,787          2,427,955          97,894          138,873


EXPENSES:
Investment advisory                                                 3,597,280          4,044,255          83,967          111,079
Custodian                                                              54,497            559,688           6,513           24,750
Legal and audit                                                        65,830             58,732          15,663           16,009
Reports to shareholders                                                12,996             11,346          15,234           14,979
Amortization of organization costs                                      5,045              6,711              --               --
Transfer agent                                                         21,408             21,228          18,736           18,869
Trustees'                                                              30,958             26,737             605              679
Other                                                                  16,554              2,109             327              133
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                      3,804,568          4,730,866         141,045          186,498
Less custodian fees paid indirectly                                    (6,009)            (4,769)         (3,758)            (185)
Less reimbursement of expenses by advisor                                  --                 --         (18,163)         (25,643)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                        3,798,559          4,726,097         119,124          160,670
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          275,228         (2,298,142)        (21,230)         (21,797)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized gain (loss) on sales of investments           (7,234,589)        73,196,254        (610,947)         763,879
        Net change in unrealized appreciation (depreciation)      (24,916,759)      (174,794,354)      1,563,675       (1,795,255)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (32,151,348)      (101,598,100)        952,728       (1,031,376)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                  $(31,876,120)     $(103,896,242)     $  931,498      $(1,053,173)
=================================================================================================================================

See accompanying notes to financial statements.

                                      Wanger Advisors Trust   2000 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                     WANGER U.S. SMALL CAP               WANGER INTERNATIONAL SMALL CAP

                                                    Year ended            Year ended            Year ended            Year ended
                                             December 31, 2000     December 31, 1999     December 31, 2000     December 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                  $     275,228         $     481,843         $  (2,298,142)        $    (881,145)
   Net realized gain (loss) on
      sales of investments                          (7,234,589)           49,157,155            73,196,254            47,468,114
   Net change in unrealized
      appreciation (depreciation)                  (24,916,759)           26,975,880          (174,794,354)          124,783,648
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
       resulting from operations                   (31,876,120)           76,614,878          (103,896,242           171,370,617


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                              (482,170)                   --                    --            (2,396,217)
   Net realized gain                               (49,642,751)          (31,015,042           (39,240,076)                   --
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders             (50,124,921)          (31,015,042)          (39,240,076)           (2,396,217)


FROM FUND SHARE TRANSACTIONS:
   Reinvestment of dividends and
      capital gain distributions                    50,124,921            30,987,684            39,240,076             2,391,782
   Proceeds from other shares sold                  88,487,383            39,307,491           294,589,657            30,696,445
--------------------------------------------------------------------------------------------------------------------------------
                                                   138,612,304            70,295,175           333,829,733            33,088,227
   Payments for shares redeemed                    (44,015,214)          (64,304,419)         (230,349,651)          (31,984,964)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from
      Fund share transactions                       94,597,090             5,990,756           103,480,082             1,103,263
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets             12,596,049            51,590,592           (39,656,236)          170,077,663
NET ASSETS:
   Beginning of period                             390,709,473           339,118,881           311,330,972           141,253,309
--------------------------------------------------------------------------------------------------------------------------------
   End of period                                 $ 403,305,522          $390,709,473         $ 271,674,736         $ 311,330,972
--------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME              $     274,901         $     481,843                    --                    --
--------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                     WANGER TWENTY                                    WANGER FOREIGN FORTY
                                             Inception                                                     Inception
                        Year ended  February 2 through                  Year ended                February 2 through
                 December 31, 2000   December 31, 1999           December 31, 2000                  December 31,1999
========================================================================================================================
                      $    (21,230)        $   (28,532)               $    (21,797)                      $    (2,048)
                          (610,947)            308,673                     763,879                           401,583
                         1,563,675             769,519                  (1,795,255)                        1,646,008
------------------------------------------------------------------------------------------------------------------------
                           931,498           1,049,660                  (1,053,173)                        2,045,543


                                --                  --                      (3,779)                               --
                          (294,125)                 --                    (402,719)                               --
------------------------------------------------------------------------------------------------------------------------
                          (294,125)                 --                    (406,498)                               --

                           294,125                  --                     406,498                                --
                         7,467,271           6,997,548                  15,240,646                         4,072,887
------------------------------------------------------------------------------------------------------------------------
                         7,761,396           6,997,548                  15,647,144                         4,072,887
                        (2,839,517)         (1,477,077)                 (4,518,005)                         (292,302)
------------------------------------------------------------------------------------------------------------------------
                         4,921,879           5,520,471                  11,129,139                         3,780,585
------------------------------------------------------------------------------------------------------------------------
                         5,559,252           6,570,131                   9,669,468                         5,826,128

                         6,570,131                  --                   5,826,128                                --
------------------------------------------------------------------------------------------------------------------------
                      $ 12,129,383         $ 6,570,131                $ 15,495,596                       $ 5,826,128
------------------------------------------------------------------------------------------------------------------------
                                --                  --                $     20,339                       $     3,778
========================================================================================================================

                                      Wanger Advisors  Trust 2000 Annual Report
-------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 FINANCIAL HIGHLIGHTS

                                                        Year             Year            Year             Year              Year
                                                       ended            ended           ended            ended             ended
                                                December 31,     December 31,     December 31,     December 31,     December 31,
                                                        2000             1999             1998             1997             1996
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD            $      24.88     $      22.18     $      21.46     $      16.97     $      11.60

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) (b)                       .02              .03             (.05)            (.02)            (.06)
  Net realized and unrealized gain (loss)
    on investments                                     (1.82)            4.79             1.93             4.90             5.46
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                     (1.80)            4.82             1.88             4.88             5.40

LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.03)              --               --               --               --
  Distributions from net realized gain                 (3.06)           (2.12)           (1.16)            (.39)            (.03)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (3.09)           (2.12)           (1.16)            (.39)            (.03)
NET ASSET VALUE, END OF PERIOD                  $      19.99     $      24.88     $      22.18     $      21.46     $      16.97
===================================================================================================================================
TOTAL RETURN                                           (8.16%)          25.06%            8.68%           29.41%           46.59%

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets (a)           1.00%            1.02%            1.02%            1.06%            1.21%
  Ratio of net investment income (loss)
    to average net assets                               0.07%            0.14%            (.25%)           (.10%)           (.41%)
  Portfolio turnover rate                                 36%              35%              34%              34%              46%
  Net assets at end of period                   $403,305,522     $390,709,473     $339,118,881     $270,865,827     $128,957,911


--------------------------------------------------------------------------------

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997 and 1.19% for the year ended December 31, 1996.

(b) Net investment income (loss) per share was based upon the average shares outstanding during the period.



See accompanying notes to financial statements.

                                       Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP         FINANCIAL HIGHLIGHTS

                                                               Year            Year            Year           Year            Year
                                                              ended           ended           ended          ended           ended
                                                        December 31,    December 31,    December 31,   December 31,   December 31,
                                                                2000            1999            1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $      43.67    $      19.62    $      17.05   $      17.71    $     13.45

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) (b)                              (.26)           (.13)            .03            .02           (.09)
  Net realized and unrealized gain (loss) on
  investments                                                  (9.75)          24.52            2.76           (.26)          4.38
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                            (10.01)          24.39            2.79           (.24)          4.29

LESS DISTRIBUTIONS
  Dividends from net investment income                            --            (.34)           (.22)            --             --
  Distributions from net realized gain and unrealized
  gain reportable for federal income taxes                     (5.13)             --              --           (.42)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (5.13)           (.34)           (.22)          (.42)          (.03)
NET ASSET VALUE, END OF PERIOD                          $      28.53    $      43.67    $      19.62   $      17.05    $     17.71
====================================================================================================================================
TOTAL RETURN                                                  (27.84%)        126.37%          16.33%         (1.46%)        32.01%

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets (a)                   1.41%           1.49%           1.55%          1.60%          1.79%
  Ratio of net investment income (loss) to average
    net assets                                                  (.68%)          (.49%)           .16%           .12%          (.56%)
  Portfolio turnover rate                                         67%             75%             56%            60%            50%
  Net assets at end of period                           $271,674,736    $311,330,972    $141,253,309   $120,660,158    $84,855,082


------------------------------------------------------------------------------

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997 and 1.75% for the year ended December 31, 1996.

(b) Net investment income (loss) per share was based upon the average shares outstanding during the period.
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2000, the Fund earned $53,472,483 of long-term capital gains.


See accompanying notes to financial statements.

                                       Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER TWENTY                          FINANCIAL HIGHLIGHTS


                                                                                                   February 2,
                                                                                                  1999 through
                                                                        Year ended                December 31,
                                                                December  31, 2000                        1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $        13.43              $        10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment loss (c)                                                     (.03)                       (.08)
  Net realized and unrealized gain on investments                             1.23                        3.51
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            1.20                        3.43

LESS DISTRIBUTIONS
  Dividends from net investment income                                          --                          --
  Distributions from net realized gain                                        (.55)                         --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                           (.55)                         --
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                      $        14.08              $        13.43
=================================================================================================================
TOTAL RETURN                                                                  9.45%                      34.30%

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets (a) (b)                             1.39%                       1.41%*
  Ratio of net investment loss to average net assets (b)                      (.24%)                      (.77%)*
  Portfolio turnover rate                                                       86%                        113%*
  Net assets at end of period                                       $   12,129,383              $    6,570,131


    * Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the year ended December 31, 2000 and the period ended December 31, 1999.

(b) The fund was reimbursed by the Advisor for certain expenses from February 2, 1999 through December 31, 2000. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 1.60% and (.49%), respectively, for the year ended December 31, 2000 and 2.12% and (1.48%), respectively, for the period ended December 31, 1999.

(c) Net investment loss per share was based upon the average shares outstanding during the period.

See accompanying notes to financial statements.

                                       Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                   FINANCIAL HIGHLIGHTS

                                                                                            February 2,
                                                                 Year ended                1999 through
                                                               December 31,                December 31,
                                                                       2000                        1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $        18.39              $        10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment loss (c)                                              (.04)                       (.01)
  Net realized and unrealized gain (loss)
    on investments                                                     (.10)                       8.40
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                     (.14)                       8.39

LESS DISTRIBUTIONS
  Dividends from net investment income                                 (.01)                         --
  Distributions from net realized gain                                 (.95)                         --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.96)                         --
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                               $        17.29              $        18.39
================================================================================================================
TOTAL RETURN                                                          (1.58%)                     83.90%

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets (a) (b)                      1.45%                       1.59%*
  Ratio of net investment loss to average
    net assets (b)                                                     (.20%)                      (.10%)*
  Portfolio turnover rate                                                96%                         91%*
  Net assets at end of period                                $   15,495,596              $    5,826,128


--------------------------------------------------------------------------------
     * Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the year ended December 31, 1999.

(b) The fund was reimbursed by the Advisor for certain expenses from February 2, 1999 through December 31, 2000. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.68% and (.43%), respectively, for the year ended December 31, 2000 and 3.45% and (1.96%), respectively, for the period ended December 31, 1999.

(c) Net investment loss per share was based upon the average shares outstanding during the period.

--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2000, the Fund earned $454,883 of long-term capital gains.


See accompanying notes to financial statements.

                                       Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODIAN FEES

Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

    Dividends and distributions payable to each Fund's shareholders are recorded by the respective Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investment securities sold at a loss, certain foreign currency and foreign security transactions. As a result, net investment income (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

    The Wanger International Small Cap and Wanger Foreign Forty Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows:


                                                     WANGER                 WANGER
                                                  INTERNATIONAL            FOREIGN
                                                    SMALL CAP               FORTY
                                                    ---------               -----
Cumulative unrealized appreciation
  on PFIC's recognized in prior years
  at December 31, 1999                                      --            $    5,826
Unrealized appreciation on PFIC's
  recognized for federal income tax
purposes during 2000                                $1,766,924                 6,372
Unrealized appreciation recognized in
  prior years on PFIC's sold during 2000                    --                (1,813)
Cumulative unrealized appreciation on
  PFIC's recognized at December 31, 2000            $1,766,924            $   10,835

                                       Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

    Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.

3. TRANSACTIONS WITH AFFILIATES

The Funds' investment advisor, Liberty Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Funds and is responsible for overall management of each Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

Wanger U.S. Small Cap
Average Daily Net Assets
  For the first $100 million                  1.00%
  Next $150 million                            .95%
  In excess of $250 million                    .90%

Wanger International Small Cap
Average Daily Net Assets
  For the first $100 million                  1.30%
  Next $150 million                           1.20%
  In excess of $250 million                   1.10%

Wanger Twenty
On average daily net assets                    .95%

Wanger Foreign Forty
On average daily net assets                   1.00%

    The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed a percentage of average net assets. This amount is 1.50% for Wanger U.S. Small Cap, 1.90% for Wanger International Small Cap, 1.35% for Wanger Twenty and 1.45% for Wanger Foreign Forty. Wanger Twenty and Wanger Foreign Forty were reimbursed $18,163 and $25,643, respectively, for the year ended December 31, 2000.

    Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Funds paid the following trustees' fees and expenses to trustees not affiliated with WAM:

                                              Year ended
                                       December 31, 2000
Wanger U.S. Small Cap                           $30,958
Wanger International Small Cap                   26,737
Wanger Twenty                                       605
Wanger Foreign Forty                                679

    WAM advanced $100,000 in connection with the organization and initial registration of Wanger U.S. Small Cap and Wanger International Small Cap. These costs were amortized and reimbursed to WAM over the period May, 1995 through April, 2000. WAM paid all organization costs associated with the organization of Wanger Twenty and Wanger Foreign Forty. These costs amounted to $ 20,816. WAM will not be reimbursed for these costs by the Funds.

    Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust and is a wholly owned indirect subsidiary of Liberty Financial Companies and receives no compensation for its services.

4. BORROWING ARRANGEMENTS

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the year ended December 31, 2000.

5. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

WANGER U.S. SMALL CAP

                                                 Year ended              Year ended
                                          December 31, 2000       December 31, 1999
Shares sold                                       4,316,917               1,827,456
Shares issued in reinvestment
  of dividend and capital gain
  distributions                                   2,321,981               1,675,771
-------------------------------------------------------------------------------------
                                                  6,638,898               3,503,227
Less shares redeemed                              2,169,780               3,089,752
-------------------------------------------------------------------------------------
Net increase in shares outstanding                4,469,118                 413,475


WANGER INTERNATIONAL
SMALL CAP

                                                Year ended               Year ended
                                         December 31, 2000        December 31, 1999
Shares sold                                      7,990,696                1,101,093
Shares issued in reinvestment
  of dividend and capital gain
  distributions                                    797,188                  119,889
--------------------------------------------------------------------------------------
                                                 8,787,884                1,220,982
Less shares redeemed                             6,394,060                1,290,574
--------------------------------------------------------------------------------------
Net increase (decrease) in shares
  outstanding                                    2,393,824                  (69,592)


WANGER TWENTY

                                                 Year ended     Feb. 2, 1999 through
                                          December 31, 2000        December 31, 1999
Shares sold                                         559,378                  612,940
Shares issued in reinvestment
  of dividend and capital gain
  distributions                                      23,417                       --
----------------------------------------------------------------------------------------
                                                    582,795                  612,940
Less shares redeemed                                210,620                  123,635
----------------------------------------------------------------------------------------
Net increase in shares outstanding                  372,175                  489,305


WANGER FOREIGN FORTY

                                                 Year ended     Feb. 2, 1999 through
                                         December  31, 2000        December 31, 1999
Shares sold                                         797,617                  342,192
Shares issued in
reinvestment
  of dividend and capital gain
  distributions                                      19,780                       --
----------------------------------------------------------------------------------------
                                                    817,397                  342,192
Less shares redeemed                                237,976                   25,412
----------------------------------------------------------------------------------------
Net increase in shares outstanding                  579,421                  316,780

                                     Wanger Advisor Trust 2000 Semiannual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


6. INVESTMENT TRANSACTIONS

The aggregate costs of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2000 were:

                   ------------------------------------------------------------------------------
                    WANGER U.S.                WANGER               WANGER                 WANGER
                      SMALL CAP         INTERNATIONAL               TWENTY          FOREIGN FORTY
                                            SMALL CAP
PURCHASES          $171,755,929          $264,330,877          $ 11,394,329          $ 20,286,948
SALES               123,750,972           211,155,021             7,033,343             9,630,903

7. CAPITAL LOSS CARRYFORWARDS

At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                               Year of         Capital Loss
                               Expiration      Carryforward
Wanger U.S. Small Cap          2008            $7,246,000
Wanger Twenty                  2008            $  625,000

                                        Wanger Advisors Trust 2000 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and the Wanger Foreign Forty portfolios, comprising the Wanger Advisors Trust, as of December 31, 2000, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Wanger Advisors Trust as of December 31, 2000, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                              ERNST & YOUNG LLP

Chicago, Illinois
February 20, 2001

--------------------------------------------------------------------------------
[SQUIRREL GRAPHIC] WANGER ADVISORS TRUST


TRUSTEES                      TRANSFER AGENT,                                 This report, including the audited
Fred D. Hasselbring           DIVIDEND DISBURSING AGENT                       schedules of investments and
Charles P. McQuaid            AND CUSTODIAN                                   financial statements, is submitted
P. Michael Phelps             Liberty Funds Services, Inc.                    for the general information
Ralph Wanger                  P.O. Box 1722                                   of the shareholders of the Wanger
Patricia H. Werhane           Boston, Massachusetts                           Advisors Trust. This report is not
                              02105-1722                                      authorized for distribution unless
                                                                              preceded or accompanied by
                                                                              a prospectus.
OFFICERS
Ralph Wanger                  DISTRIBUTOR
President                     Liberty Funds Distributor, Inc.
                              One Financial Center
Marcel P. Houtzager           Boston, Massachusetts
Vice President                02111-2621

Robert A. Mohn                INVESTMENT ADVISOR
Vice President                Liberty Wanger Asset
                              Management, L.P.
Leah J. Zell                  227 West Monroe Street
Vice President                Suite 3000
                             Chicago, Illinois 60606
John H. Park                  1-800-4-WANGER
Vice President                (1-800-492-6437)

Peter Zaldivar                LEGAL COUNSEL
Vice President                Bell, Boyd & Lloyd LLC
                              Chicago, Illinois
Bruce H. Lauer
Vice President and            INDEPENDENT AUDITORS
Treasurer                     Ernst & Young LLP
                              Chicago, Illinois
Kenneth A. Kalina
Assistant Treasurer

[KEYPORT LOGO]

Keyport Life Insurance Co.
125 High Street
Boston, MA 02110-2712


                                        ANN-02/418E-0101  (0101) 01/95